                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)


     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     /X/ Preliminary proxy statement
     / / Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         MCI COMMUNICATIONS CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                         MCI COMMUNICATIONS CORPORATION
                    ----------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
     0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    1Set forth the amount on which the filing fee is calculated and state how it was determined.

           MCI COMMUNICATIONS
           CORPORATION

[LOGO]     1801 Pennsylvania Avenue, N.W.
           Washington, D.C. 20006

                                                               February   , 1994

Dear Stockholder:

     You are cordially invited to attend a Special Meeting of Stockholders of MCI Communications Corporation (the "Company") to be held at 10:00 A.M., local time, on March 11, 1994, at The Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C.

     At this meeting, you will be asked to consider a set of proposals (Items 1, 2 and 3 on your Proxy) relating to an investment of approximately $4.3 billion by British Telecommunications plc ("BT") in the Company. Please note that unless all three proposals are approved by stockholders none will be effected by the Company. The investment by BT would result in BT owning voting securities representing approximately 20% of the Company's then outstanding shares and would comprise one aspect of a worldwide strategic alliance between the Company and BT. This strategic alliance would also involve the formation of a joint venture between the Company and BT to provide enhanced and value added telecommunications services throughout the world as well as the purchase by the Company of BT's principal investments in the Americas and the purchase by BT of the Company's principal investments outside the Americas.

     The terms of the securities to be issued to BT would entitle BT to be represented on the Board of Directors of the Company in proportion to its 20% equity interest. BT would also receive certain investor protections which the Board of Directors believes would be commensurate with the size of BT's investment in the Company and its strategic relationship with the Company.

     After careful consideration of a number of factors, including the terms relating to BT's investment in the Company and the long-term benefits that may be derived from a strategic alliance with BT, the Board of Directors unanimously recommends that you vote FOR all three proposals.

     Details of all three proposals are set forth in the accompanying Proxy Statement. We urge you to read the entire Proxy Statement carefully. It is important that your shares be represented at the meeting. Even if you plan to attend the meeting, please sign, date and mail promptly the enclosed Proxy in the postage-paid envelope. This action will not limit your right to vote in person if you wish to attend the Special Meeting.

     On behalf of the Board of Directors, thank you for your cooperation and continued support.

                                          Very truly yours,

                                          BERT C. ROBERTS, JR.
                                          Chairman of the Board of Directors

                         MCI COMMUNICATIONS CORPORATION

                         1801 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006

                         ------------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                 MARCH 11, 1994

                                WASHINGTON, D.C.

                         ------------------------------

                                                               February   , 1994

To the Stockholders of
  MCI COMMUNICATIONS CORPORATION:


     A special meeting of stockholders of MCI Communications Corporation (the "Company") will be held at The Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C., on March 11, 1994 at 10:00 A.M., local time, to consider and act on three proposals (the "Investment Proposals") related to the Amended and Restated Investment Agreement, dated as of January 31, 1994, between the Company and British Telecommunications plc ("BT"), as it may be amended from time to time (the "Investment Agreement"). The three Investment Proposals are summarized as follows:


          (1) To approve the Investment Agreement and the performance by the Company of all transactions and acts on the part of the Company contemplated under the Investment Agreement, including the issuance and sale to BT of shares of the Company's Class A Common Stock, par value $.10 per share (the "Class A Common Stock"), and the issuance of shares of common stock, par value $.10 per share (the "Common Stock"), of the Company upon the conversion of the shares of Class A Common Stock in accordance with their terms (Item No. 1);


          (2) To adopt certain amendments to the Company's Restated Certificate of Incorporation (the "Restated Certificate") to, among other things, (i) increase the number of authorized shares of capital stock of the Company,
     (ii) establish the terms of the Class A Common Stock which include class voting rights to approve specified transactions and matters and the right to elect a number of directors of the Company, (iii) permit the redemption of shares of the Company's stock to the extent necessary to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Company or any of its subsidiaries, (iv) provide that, until the fourth anniversary of the closing of the transactions under the Investment Agreement, if any shares of Class A Common Stock remain outstanding, the Company may not redeem the rights to be issued under a proposed stockholders rights plan of the Company without the approval of the holders of at least 75% in voting power of the Company's outstanding voting securities (including the Class A Common Stock), (v) repeal Section 9 of the Restated Certificate (which imposes special requirements for business combinations with certain significant stockholders) and Section 10 of the Restated Certificate (which restricts the voting power of certain stockholders who own more than 10% of the outstanding voting securities of the Company), (vi) prohibit the holders of Common Stock from acting by written consent without a meeting, and (vii) move to the Restated Certificate (from the by-laws of the Company) and revise certain provisions relating to the removal of directors (Item No. 2); and


          (3) To approve the adoption by the Board of Directors of the Company (the "Board of Directors") of a stockholders rights plan (Item No. 3).


     THE APPROVAL OF EACH INVESTMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF ALL INVESTMENT PROPOSALS. UNLESS ALL INVESTMENT PROPOSALS ARE APPROVED BY THE STOCKHOLDERS AT THE MEETING, NONE WILL BE EFFECTED BY THE COMPANY. The affirmative vote of a majority of the votes entitled to be cast by the holders of all the outstanding shares of Common Stock is required to approve each of the Investment Proposals.

     Only holders of record of the Common Stock at the close of business on January 24, 1994 are entitled to notice of, and to vote at, the special meeting or any adjournment thereof. A complete list of stockholders entitled to vote at the special meeting will be kept at the Company's offices at 1801 Pennsylvania Avenue, N.W., Washington, D.C., for a period of ten days prior to the special meeting.

                                          By Order of the Board of Directors,

                                          C. BOLTON-SMITH, JR.
                                          Secretary

     IF YOU DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                               TABLE OF CONTENTS


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                                                                                         PAGE
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
SUMMARY................................................................................      1
  The Special Meeting..................................................................      1
  Investment Proposals.................................................................      1
  Background of and Reasons for the Investment Proposals...............................      2
  Board of Directors' Recommendations..................................................      2
  Opinion of Financial Advisor.........................................................      3
  Use of Proceeds......................................................................      3
  Certain Considerations...............................................................      4
  Regulatory Approvals.................................................................      4
  The Investment Agreement.............................................................      5
     General...........................................................................      5
     Purchase and Sale of Class A Common Stock.........................................      5
     Terms of Class A Common Stock.....................................................      5
     Standstill and Related Provisions.................................................      6
     Transfer Restrictions and Related Provisions......................................      6
     Provisions Relating to a Change in Control of the Company.........................      7
     Provisions Relating to the Maintenance of BT's Proportionate Ownership Interest...      8
     Board Representation and Voting Provisions........................................      9
     Release of Certain Rights and Obligations.........................................      9
     By-Law Amendments.................................................................     10
     Pre-Closing Covenants.............................................................     10
     Conditions to Closing.............................................................     10
  Charter Amendment....................................................................     10
  Rights Plan..........................................................................     11
  Related Transactions.................................................................     12
     The Joint Venture.................................................................     12
     Acquisition by the Company of the Business of BT North America....................     14
     Stentor...........................................................................     14
     Disposition of the Company's Interest in Infonet..................................     14
     McCaw Indemnity Agreement.........................................................     14
     AAP, Clear and Belize.............................................................     15
  Price Range of Common Stock..........................................................     15
INTRODUCTION...........................................................................     16
  Proxy Solicitation...................................................................     16
  Voting at the Special Meeting........................................................     16
  Revocability of Proxies..............................................................     17
  Interest of Certain Person in Matters to be Acted Upon...............................     17
BENEFICIAL SECURITY OWNERSHIP..........................................................     18
INVESTMENT PROPOSALS...................................................................     20
  Background of and Reasons for the Investment Proposals...............................     20
  Board of Directors' Recommendations..................................................     22
  Opinion of Financial Advisor.........................................................     24
  Use of Proceeds......................................................................     28
  Information Concerning BT............................................................     29

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Certain Considerations.................................................................     29
Diminished Ability to Sell the Company; Certain Antitakeover Effects...................     29
Board Representation; Consent Rights...................................................     33
     Redemption Provision; Possible Redemption of Shares held by Non-U.S. Persons......     34
     Dilution..........................................................................     35
  Regulatory Approvals.................................................................     35
INVESTMENT AGREEMENT (ITEM NO. 1)......................................................     38
  Purchase and Sale of Class A Common Stock............................................     38
  Terms of the Class A Common Stock....................................................     39
  Standstill and Related Provisions....................................................     42
  Transfer Restrictions and Related Provisions.........................................     44
  Provisions Relating to a Change in Control of the Company............................     45
     No Shopping.......................................................................     45
     Business Combinations.............................................................     46
     Charter Amendment; Rights Plan....................................................     47
     Section 203 of the DGCL...........................................................     47
  Provisions Relating to the Maintenance of BT's Proportionate Ownership Interest......     48
     Equity Purchase Rights............................................................     48
     Limitation on Issuance of Stock to Non-U.S. Persons or Entities;
       Redemption of Stock Held by Non-U.S. Persons or Entities........................     49
  Board Representation and Voting Provisions...........................................     51
     Board of Directors................................................................     51
     Voting of Shares by BT............................................................     52
  Approval of Certain Matters..........................................................     52
  Access to Information................................................................     53
  Sale of Non-Core Businesses..........................................................     53
  Release of Certain Rights and Obligations............................................     53
  Continuance of Certain Rights........................................................     55
  Reinstatement of Rights under Certain Circumstances..................................     56
  By-Law Amendments....................................................................     56
  Pre-Closing Covenants................................................................     57
  Conditions to Closing................................................................     58
  Termination..........................................................................     59
CHARTER AMENDMENT (ITEM NO. 2).........................................................     59
  Increase of Authorized Capital Stock.................................................     59
  Terms of Class A Common Stock and Revisions To Terms of Common Stock.................     61
  Redemption Provision; Possible Redemption of Shares held by Non-U.S. Persons.........     61
  Redemption of Rights.................................................................     63
  Repeal of the Capped Voting and Business Combination Provisions......................     63
  The Consent Amendment................................................................     65
  Removal of Directors.................................................................     66
  Additional Provisions................................................................     67

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STOCKHOLDERS RIGHTS PLAN (ITEM NO. 3)..................................................     67
RELATED TRANSACTIONS...................................................................     70
  The Joint Venture....................................................................     70
     Corporate Structure; Ownership Interests; Board Representation....................     70
     Business of the Newco Group.......................................................     71
     Management and Control of Newco...................................................     71
     Business Plan and AOPB............................................................     71
     Consent and Related Rights........................................................     72
     Capitalization/Funding............................................................     72
     Non-Compete.......................................................................     73
     Transfer Restrictions.............................................................     73
     Termination of the Joint Venture..................................................     73
     Conditions to Closing.............................................................     74
     Distribution Agreements...........................................................     75
     Intellectual Property Agreement...................................................     76
     Services Agreements...............................................................     77
     Sale by BT to Newco of Syncordia and Certain Other Assets.........................     78
  Acquisition of BT North America......................................................     78
  Stentor..............................................................................     79
  Disposition of the Company's Interest in Infonet.....................................     79
  McCaw Indemnity Agreement............................................................     79
  AAP, Clear and Belize................................................................     79
STOCKHOLDER PROPOSALS..................................................................     80
INDEPENDENT ACCOUNTANTS................................................................     80
INCORPORATION OF DOCUMENTS BY REFERENCE................................................     81
INDEX OF DEFINED TERMS.................................................................     82

APPENDICES
  Appendix 1 -- Amended and Restated Investment Agreement..............................    I-1
  Appendix 2 -- Composite Certificate of Incorporation.................................   II-1
  Appendix 3 -- Form of Rights Agreement...............................................  III-1
  Appendix 4 -- Goldman Sachs' Fairness Opinion........................................   IV-1

                                    SUMMARY

     The following is a brief summary (the "Summary") of the information in this Proxy Statement. The Summary is not intended to be complete and is qualified in its entirety by the more detailed information contained elsewhere in this Proxy Statement and in the Appendices to this Proxy Statement. Cross references in the Summary are to the captions of sections of this Proxy Statement unless otherwise indicated. Stockholders are urged to read this Proxy Statement and the Appendices to this Proxy Statement in their entirety.

THE SPECIAL MEETING

     Proxy Solicitation. This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of MCI COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), for use at the special meeting of stockholders of the Company to be held on March 11, 1994, at 10:00 a.m., local time, at The Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C., or at any adjournment thereof (the "Special Meeting").

     Vote Required. The affirmative vote of a majority of the votes entitled to be cast by the holders of all outstanding shares of common stock, par value $.10 per share (the "Common Stock"), of the Company is required to approve the three Investment Proposals summarized below under "Investment Proposals". THE APPROVAL OF EACH INVESTMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF ALL INVESTMENT PROPOSALS. UNLESS ALL INVESTMENT PROPOSALS ARE APPROVED BY THE STOCKHOLDERS AT THE SPECIAL MEETING, NONE WILL BE EFFECTED BY THE COMPANY.

     Record Date.  The record date for the Special Meeting was January 24, 1994.

INVESTMENT PROPOSALS


     The investment proposals described in this Proxy Statement (the "Investment Proposals") relate to the transactions and acts contemplated on the part of the Company by the Amended and Restated Investment Agreement, dated as of January 31, 1994, between the Company and British Telecommunications plc ("BT"), as it may be amended from time to time (the "Investment Agreement"), and consist of
(a) approval of the Investment Agreement and the performance by the Company of all transactions and acts on the part of the Company contemplated under the Investment Agreement, including, without limitation, the issuance to BT of shares of the Company's Class A Common Stock, par value $.10 per share (the "Class A Common Stock"), representing approximately 20% of the aggregate outstanding shares of Common Stock and Class A Common Stock after giving effect to such issuance (Item No. 1); (b) adoption of certain amendments (the "Charter Amendment") to the Company's Restated Certificate of Incorporation (the "Restated Certificate") to, among other things, (i) increase the number of authorized shares of capital stock of the Company, (ii) establish the terms of the Class A Common Stock which include class voting rights to approve specified transactions and matters and the right to elect a number of directors of the Company, (iii) permit the redemption of shares of the Company's stock to the extent necessary to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Company or any of its subsidiaries, (iv) provide that, until the fourth anniversary of the closing of the transactions under the Investment Agreement, if any shares of Class A Common Stock remain outstanding, the Company may not redeem the rights to be issued under a proposed stockholders rights plan of the Company without the approval of the holders of at least 75% in voting power of the Company's outstanding voting securities (including the Class A Common Stock), (v) repeal
Section 9 of the Restated Certificate (which imposes special requirements for business combinations with certain significant stockholders) and Section 10 of the Restated Certificate (which restricts the voting power of certain stockholders who own more than 10% of the outstanding voting securities of the Company), (vi) prohibit the holders of Common Stock from acting by written consent without a meeting, and (vii) move to the Restated Certificate (from the by-laws of the Company (the "By-Laws")) and revise certain provisions relating to the removal of directors (Item No. 2); and (c) approve the adoption by the Board of Directors of a stockholders rights plan (Item No. 3). See "INVESTMENT PROPOSALS."

BACKGROUND OF AND REASONS FOR THE INVESTMENT PROPOSALS

     In recent years, the Company's principal strategic objectives have been to
(i) grow market share profitably, (ii) expand globally through strategic ventures and alliances and (iii) explore new competitive opportunities in local access and in emerging telecommunications markets such as wireless, cable, multimedia, information services and other value-added services. The Company believes that the profitable development and deployment of a global intelligent network that will permit seamless voice and data communications services between two or more countries will require a significant market presence in more than one area of the world, the rapid development of such a network and access to the technology and capital necessary to develop and build such a network. Similarly, any significant expansion into local access or value-added services will likely require significant expenditures by the Company and will be facilitated to the extent that the Company has the financial resources to respond quickly to opportunities.

     For several years the Company has been increasing its global presence and products through correspondent relationships and by entering into alliances with, or investments in, other telecommunications companies in various parts of the world. The Company, while pursuing its long term global strategy, has been willing to consider a substantial equity investment in the Company by a prospective global telecommunications partner that otherwise satisfies the Company's long term strategic objectives. The Company has been willing to consider such an investment due to its belief that the increase in the Company's available cash and access to capital that would result from such an investment would increase the ability of the Company to make the necessary expenditures to take advantage of strategic opportunities in local access and in value-added services within the United States that may be available from time to time and to generally strengthen its competitive position in the telecommunications industry throughout the Americas. The Company anticipates that in the event that the investment by BT in the Company that is contemplated by the Investment Proposals does not occur, the Company will seek additional sources of equity or debt financing in order to pursue its strategic objectives.

     At various times beginning in early 1991, members of senior management of the Company and BT discussed the possibility of a strategic relationship between the two companies. During the period that the Company was considering the possibility of a strategic alliance with BT and until May 1993, the Company also explored the possibility of various forms of strategic alliances with other major international telecommunications providers.

     On June 2, 1993, the Company and BT entered into a letter of intent (the "Letter of Intent") contemplating the transactions provided for in the Investment Agreement, the Joint Venture Agreement (as hereafter defined) and related documents. In connection with the execution of the Letter of Intent, the Company issued to BT shares of Series C Convertible Preferred Stock, par value $.10 per share ("Series C Convertible Preferred Stock"), of the Company for an aggregate purchase price in cash of approximately $830 million (or $30.20 per share of Common Stock issuable upon conversion of the Series C Convertible Preferred Stock). On June 29, 1993, BT exchanged its shares of Series C Convertible Preferred Stock for shares of Series D Convertible Preferred Stock, par value $.10 per share (the "Convertible Preferred Stock"), of the Company.


     On August 4, 1993, the Company and BT entered into an Investment Agreement which was amended and restated as of January 31, 1994, the Joint Venture Agreement dated August 4, 1993 (as amended through the date of this Proxy Statement, the "Joint Venture Agreement") and certain related agreements. See "INVESTMENT PROPOSALS -- Background of and Reasons for the Investment Proposals."


BOARD OF DIRECTORS' RECOMMENDATIONS

     At a meeting on August 4, 1993, the Board of Directors unanimously approved the Investment Agreement, the Charter Amendment, the Joint Venture Agreement, the BTNA Agreement (as hereafter defined) and other related agreements and determined that the transactions provided for in such agreements are in the best interests of the Company's stockholders. The Board of Directors, in approving the transactions contemplated by the Investment Proposals, considered a number of factors, including the following: (a) the potential operational and economic benefits to the Company from the Joint Venture (as hereafter defined), including the anticipated enhancement of the Company's global presence; (b) the current business, properties and prospects of the Company and its subsidiaries, the financial and operational condition of the Company and its subsidiaries and the long-term strategy of the Company; (c) their belief that a strategic alliance with BT, including the formation of the Joint Venture, will significantly enhance the Company's competitive position in the U.S. market; (d) the substantial increase in the Company's available cash and access to capital that will occur as a result of BT's investment; (e) the blended price of $32 per share of Class A Common Stock that would be issued to BT at the Closing (as hereafter defined), which represents a premium of approximately 23.1% over the closing market price of the Common Stock on June 1, 1993, the last trading day before the Company and BT announced the signing of the Letter of Intent; (f) the terms of the Investment Agreement, the Charter Amendment, the Rights Plan (as hereafter defined), the Joint Venture Agreement and the other documents relating to the Investment Proposals and the Joint Venture; (g) the extent of independence that the Company will retain following the consummation of the transactions contemplated by the Investment Agreement; (h) the Board of Directors' belief that the strategic and competitive position of the Company will be significantly enhanced beyond what could be achieved by the Company alone or through other available international alliances that the Company could alternatively pursue; (i) the opinion of Goldman, Sachs & Co. ("Goldman Sachs") to the effect that BT's investment in the Class A Common Stock pursuant to the Investment Agreement is at a fair price to the Company (see "INVESTMENT PROPOSALS -- Opinion of Financial Advisor"); (j) the possible impact of the transactions contemplated by the Investment Proposals on existing alliances and other relationships of the Company (see "RELATED TRANSACTIONS -- Stentor;"
"-- Disposition of the Company's Interest in Infonet;" and "AAP, Clear and Belize"); (k) certain consequences that could result from the transactions contemplated by the Investment Proposals that are described below under "Certain Considerations;" (1) the advice of Goldman Sachs that, based upon Goldman Sachs' understanding of applicable antitrust and regulatory constraints, there are only a very limited number of potential buyers with adequate financial resources that could reasonably pursue an acquisition of the Company; (m) that the Closing is conditioned upon approval by the Company's stockholders of the Investment Proposals; and (n) certain possible implications of a single large minority shareholding in the Company. See "INVESTMENT PROPOSALS -- Board of Directors' Recommendations", " -- Opinion of Financial Advisor" and "-- Certain Considerations."

OPINION OF FINANCIAL ADVISOR

     The Board of Directors retained Goldman Sachs to act as its financial advisor in connection with the investment by BT, pursuant to the terms of the Investment Agreement, of approximately $4.3 billion to acquire an approximate 20% equity interest in the Company (after giving effect to the issuance and conversion of the Convertible Preferred Stock) through the purchase by BT of Class A Common Stock at a blended price of $32.00 per share (the "Investment"). On August 4, 1993, Goldman Sachs delivered to the Board of Directors its oral opinion, which was subsequently confirmed in writing as of the date hereof, to the effect that, as of the respective dates of such opinions and based upon and subject to certain matters as stated in such opinions, the Investment is at a fair price to the Company. See "INVESTMENT PROPOSALS -- Board of Directors' Recommendations" and " -- Opinion of Financial Advisor." A copy of Goldman Sachs' written opinion dated the date of this Proxy Statement, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached to this Proxy Statement as Appendix IV and should be read carefully by stockholders in its entirety.

USE OF PROCEEDS

     On June 4, 1993 the Company received approximately $830 million in cash in consideration for the issuance of shares of Series C Convertible Preferred Stock to BT of which approximately $777 million was initially used to repay indebtedness of the Company. The Company believes that it has sufficient borrowing capacity to borrow an amount at least equal to the funds used to repay such previously outstanding indebtedness and therefore considers such repayment an alternative to investing such proceeds in short-term investments.

     On the date of the initial purchase by BT of shares of Class A Common Stock under the Investment Agreement (the "Closing"), the Company will receive approximately $3.5 billion in cash (such proceeds together with the $830 million in cash previously received from BT are referred to herein as the "Transaction Proceeds") from BT in consideration for the issuance to BT of shares of Class A Common Stock. The Company anticipates that, pending the application of the Transaction Proceeds as described below, the Transaction Proceeds will be invested in short-term interest bearing securities or, alternatively, used to reduce outstanding borrowings of the Company.


     The Transaction Proceeds will be available to the Company for general corporate purposes and to pursue strategic investments and acquisitions. The Company anticipates that it will principally utilize the Transaction Proceeds
(i) to continue to develop the Company's long distance services; (ii) to pursue the Company's global development in connection with which the Company expects both to invest at least $250 million in the Joint Venture during the five years following the Closing and to apply additional Transaction Proceeds to develop further the Company's distribution channels outside the United States, including the investment of approximately $450 million over several years in a joint venture between the Company and Grupo Financiero Banamex Accival, S.A. de C.V. to provide long distance telecommunications service in Mexico; and (iii) to pursue opportunities in local access and in emerging telecommunications markets including wireless, cable, multimedia, information services and other value-added services. Except as described above, the Company does not currently have any commitments or understandings regarding the use of the Transaction Proceeds.



     There can be no assurance that the Company will be successful in its efforts to utilize the Transaction Proceeds in a manner that contributes to the profitable growth of the Company's business or that the Transaction Proceeds will not be used in such a way as to dilute the per share earnings or equity of the Company after giving effect to the purchase of shares of Class A Common Stock by BT. See "INVESTMENT AGREEMENT -- Use of Proceeds."


CERTAIN CONSIDERATIONS


     While the Board of Directors is of the opinion that the Investment Proposals are in the best interests of the Company and its stockholders, stockholders should consider the following effects in evaluating the Investment
Proposals: (i) certain antitakeover effects on the Company that would result from the transactions contemplated by the Investment Proposals, including rendering unlikely the acquisition by a third party of control of the Company without BT's consent during the four years following the Closing and potentially rendering more difficult or discouraging any attempt to acquire control of the Company after such four year period, particularly if BT opposes such change of control; (ii) BT's representation on the Board of Directors and consent rights in respect of certain significant actions by the Company and the possibility that BT may have interests that diverge or even conflict with those of the Company; (iii) the redemption provision contained in the Charter Amendment which would enable the Company to redeem outstanding shares of the Company's capital stock to the extent necessary to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Company or any of its subsidiaries, which provision could be used by the Company to redeem shares of Common Stock held by non-U.S. persons to the extent necessary to comply with applicable law and could have an adverse effect on the price of Common Stock; and (iv) dilution of the economic and voting rights of the existing holders of Common Stock. See "INVESTMENT PROPOSALS -- Certain Considerations."


REGULATORY APPROVALS


     The Company and BT are generally obligated to make all necessary filings in connection with the transactions contemplated by the Investment Agreement, the Joint Venture Agreement and the agreement (the "BTNA Agreement") relating to the acquisition by the Company of BT North America, Inc. ("BTNA") (collectively, the "Transactions") under the Communications Act, the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), and applicable European Community and U.K. competition laws and to use their best efforts to obtain all required regulatory approvals. There can be no assurance that the Company and BT will obtain in a timely manner all necessary regulatory approvals or other actions that are required to consummate the Transactions. Furthermore, it is possible that any one or more of such regulatory approvals or other actions that have not already been received or taken may be denied or be conditioned on material modifications being made to the Transactions or the receipt of undertakings from the Company or BT which either party is unwilling to accept. Subject to applicable law, if the Company's stockholders approve the Investment Proposals, the Board of Directors reserves the right to amend the

Investment Agreement, the Joint Venture Agreement or any agreement relating thereto without further stockholder action and for any reason, including in order to obtain receipt of necessary regulatory approvals in a timely manner. See "INVESTMENT PROPOSALS -- Regulatory Approvals."

THE INVESTMENT AGREEMENT

     General

     The Company and BT entered into the Investment Agreement on August 4, 1993. The Board of Directors reserves its right, pursuant to the Investment Agreement, to amend the provisions of the Investment Agreement in all respects in accordance with its terms and without stockholder approval before or after approval of the Investment Proposals by the Company's stockholders.

     Purchase and Sale of Class A Common Stock


     Pursuant to the terms of the Investment Agreement the Company has agreed, subject to the terms and conditions set forth therein, to issue to BT at the Closing shares of Class A Common Stock representing approximately 20% of the aggregate number of shares of Common Stock and Class A Common Stock outstanding after giving effect to such issuance. The shares of Class A Common Stock to be issued to BT in connection with the Closing will be issued at a blended purchase price of $32 per share and will consist of (i) 106,752,106 shares to be sold to BT for a cash purchase price of approximately $32.46 per share, (ii) 27,472,976 shares to be issued to BT in exchange for the shares of Common Stock to be received by BT upon conversion of its shares of Convertible Preferred Stock (reflecting a purchase price of $30.20 per share of Class A Common Stock) and
(iii) at BT's option and for a cash purchase price of $32.00 per share, such additional number of shares that would enable BT to acquire a 20% interest in the Company after taking into account certain shares issued after August 4, 1993 under employee benefit plans and programs of the Company. See "INVESTMENT AGREEMENT -- Purchase and Sale of Class A Common Stock" and "-- Pre-Closing Covenants -- Repurchases."


     Terms of Class A Common Stock

     Dividends; Voting Rights; Election of Directors. The Class A Common Stock, which can only be issued to BT and its affiliates, is equivalent on a per share basis to the existing Common Stock in all respects other than voting rights and conversion rights. Except with respect to the election of directors and certain consent rights summarized below, and except as may otherwise be required by law, the shares of Class A Common Stock will be entitled to one vote per share and will vote together with the Common Stock as a single class on any matter submitted to a vote of the holders of Common Stock. The holders of Class A Common Stock will vote separately as a class for directors and will generally elect a number of directors (the "Class A Directors") that is roughly proportionate to the aggregate voting power of the Company's voting securities represented by the Class A Common Stock. Accordingly, because BT's investment in the Company will initially represent approximately 20% of the outstanding voting securities of the Company, BT will initially elect 3 of an expanded 15-member Board of Directors. See "INVESTMENT AGREEMENT -- Terms of Class A Common Stock
- -- Election of Directors."

     Consent Rights on Certain Matters. BT is being issued shares of Class A Common Stock rather than Common Stock primarily to enable BT to elect directly its designees to the Board of Directors and to exercise certain consent rights in its capacity as a stockholder by providing the Class A Common Stock with a class vote on such matters. The shares of Class A Common Stock are entitled to a class vote on each of the following matters: (i) any amendment to the Restated Certificate that would adversely affect the rights of the holders of Class A Common Stock; (ii) any Business Combination (as hereafter defined) involving the Company during the first four years following the Closing; (iii) any issuance of supervoting capital stock of the Company; (iv) the adoption or amendment by the Company of any stockholders rights plan that would adversely affect BT in relation to its position upon the Closing; (v) certain issuances of voting securities of the Company (excluding grants and issuances under employee benefit plans and programs and certain other issuances) exceeding, after giving effect to such issuances, 10% of the outstanding voting securities of the Company in any single or related series of transactions or 15% of the outstanding voting securities of the Company over a rolling three-year period; (vi) certain issuances of voting securities of the Company to, and certain transactions with, a more-than 5% stockholder of the Company (other than BT); (vii) any single or related series of acquisitions exceeding 20% of the Company's market capitalization; (viii) any single or related series of acquisitions of a non-core business exceeding 5% of the Company's market capitalization; (ix) the disposition or encumbrance of assets with a fair market value exceeding 15% of the total fair market value of the Company's assets (other than a sale of all or substantially all of the assets of the Company);
(x) borrowings that would cause the Company's ratio of consolidated debt-to-total capitalization to exceed 65%; and (xi) extraordinary cash dividends or distributions exceeding 5% of the Company's market capitalization. See "INVESTMENT AGREEMENT -- Terms of Class A Common Stock -- Matters Requiring Class A Common Stock Consent."

     Conversion to Common Stock. Shares of Class A Common Stock will automatically convert into shares of Common Stock if: (i) such shares are transferred by BT to any third party (but only with respect to those shares transferred), (ii) BT's percentage ownership of the Company's voting securities (as determined in accordance with provisions of the Investment Agreement (the "Outstanding Interest"), which exclude from the determination of the number of outstanding voting securities certain securities, including securities issued pursuant to employee benefit plans and programs of the Company in respect of which BT has not exercised its equity purchase rights described below under "INVESTMENT AGREEMENT -- Provisions Relating to the Maintenance of BT's Proportionate Ownership Interest -- Equity Purchase Rights") is less than 10% (or 15% if BT has sold in the aggregate voting securities of the Company representing more than 25% of the largest number of voting securities owned by
BT), (iii) if either the Company or BT no longer holds its interest in the company through which the Joint Venture will be conducted ("Newco"), subject to certain exceptions, or (iv) there is any judicial determination that BT has materially breached the transfer, standstill or voting provisions of the Investment Agreement or if BT is found to have engaged in certain activities relating to the core business of the Company in the Americas (subject to certain exceptions). See "INVESTMENT AGREEMENT -- Terms of Class A Common Stock -- Conversion."

     Standstill and Related Provisions

     Standstill Period. Under the Investment Agreement, during the ten year period following the Closing (the "Standstill Period"), BT is prohibited from acquiring additional equity of the Company if such acquisition would result in BT beneficially owning more than 20% of the outstanding voting securities of the Company. The Standstill Period is subject to early termination in certain circumstances. See "INVESTMENT AGREEMENT -- Standstill and Related Provisions -- Standstill Period."


     Post-Standstill Provisions. The Investment Agreement generally provides that, following the expiration of the Standstill Period (unless the restrictions summarized above under "Standstill Period" have terminated prior to the tenth anniversary of the Closing due to the occurrence of certain specified events), BT, so long as its Outstanding Interest is at least 10%, may not: (i) take any action that could result in less than a majority of the directors of the Company being independent directors, (ii) acquire any equity of the Company if BT would as a result own in excess of 35% of the outstanding voting securities of the Company (or 30%, if Section 310(b) of the Communications Act of 1934, as amended (the "Communications Act"), or any successor thereto ("Section 310(b)") is not in effect) except, among other exceptions, pursuant to a Business Combination that has been approved by a majority of the Company's independent directors and a majority of the Company's stockholders other than BT, or pursuant to a tender or exchange offer that has been recommended by a majority of the Company's independent directors and accepted by a majority of stockholders other than BT, or (iii) engage in certain other transactions with the Company without the approval of a majority of the independent directors. The post-standstill provisions described in clauses (i) and (ii) of the preceding sentence terminate upon the occurrence of specified third party tender or exchange offers for the capital stock of the Company or stock purchases. See "INVESTMENT AGREEMENT -- Standstill and Related Provisions -- Post-Standstill Provisions."


     Transfer Restrictions and Related Provisions

     The Investment Agreement contains certain restrictions on BT's right to transfer equity securities of the Company. During the period ending four years after Closing, BT will generally be prohibited from transferring any equity securities of the Company to any person, subject to limited exceptions. Thereafter, any sale by BT of equity securities of the Company to a third party would be subject to the right of first refusal procedures specified in the Investment Agreement. See "INVESTMENT AGREEMENT -- Transfer Restrictions" and " -- Right of First Refusal." The Investment Agreement also contains a mutual covenant to enter into an agreement providing BT certain registration rights. See "INVESTMENT AGREEMENT -- Transfer Restrictions and Related Provisions -- Registration Rights."

     Provisions Relating to a Change in Control of the Company


     Supermajority Stockholder Vote Provision and Consent Right to Business Combination. The Closing is conditioned on the Restated Certificate being amended to provide that during the first four years following the Closing, so long as any shares of Class A Common Stock remain outstanding, the Rights (as hereafter defined) may not be redeemed by the Company without the approval of 75% in voting power of all outstanding voting securities of the Company (including the Class A Common Stock) voting together as a single class. Since BT will initially own approximately 20% of the outstanding voting securities of the Company following the Closing, unless the shares of Class A Common Stock are converted into Common Stock, stockholder approval of the redemption of the Rights during the four years following the Closing would be difficult to obtain without the consent of BT. See "CHARTER AMENDMENT -- Redemption of Rights" and "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to Sell the Company; Certain Antitakeover Effects -- Interim Investment Period." Moreover, BT in its capacity as the holder of Class A Common Stock would be entitled to a consent right with respect to a Business Combination involving the Company during the first four years following the Closing. See "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock Consent" and "INVESTMENT PROPOSALS -- Certain
Considerations -- Diminished Ability to Sell the Company; Certain Antitakeover Effects -- Interim Investment Period."



     No Shopping. The Investment Agreement provides that, during the period ending seven years after the Closing, the Company may not solicit a third party acquisition of the Company, although the Board of Directors is permitted to, among other actions, provide information to and engage in negotiations with a third party who has made an unsolicited proposal if such action is required by the Board of Directors to discharge its fiduciary duties or to comply with the requirements of Rule 14e-2 under the Securities Exchange Act of 1934, as amended. In addition, between the seventh and the tenth anniversaries of the Closing, the Company must provide BT with 60 days prior notice if the Board of Directors decides to solicit a third party acquisition of the Company unless such action is taken in response to an unsolicited acquisition proposal by a third party and in order to discharge the Board of Directors' fiduciary duty, in which case such notice need only be provided to BT as soon as practicable. The foregoing provisions will terminate if the shares of Class A Common Stock are no longer outstanding or if the Board of Directors determines to pursue a sale of the Company after the fourth anniversary of the Closing in accordance with certain auction procedures specified in the Investment Agreement. See "INVESTMENT AGREEMENT -- Provisions Relating to a Change in Control of the Company -- No Shopping" and "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to Sell the Company; Certain Antitakeover Effects."


     Auction Period. The Investment Agreement provides that, except as provided therein, during the period from the fourth anniversary of the Closing through the tenth anniversary of the Closing, so long as any shares of Class A Common Stock remain outstanding, the Company may not, without the prior consent of BT, redeem the Rights or agree to or effect any Business Combination involving the Company unless the Company follows certain auction procedures specified in the Investment Agreement in connection with an acquisition proposal for all the outstanding shares of Common Stock (including shares issuable upon conversion of the shares of Class A Common Stock). Such auction procedures could require, among other things, that the Company conduct an auction for the sale of the Company on commercially reasonable terms over a period of no less than seven months notwithstanding that such procedures may not attract the highest bid for the Company based upon the facts and circumstances at that time. See "INVESTMENT AGREEMENT -- Provisions Relating to a Change in Control of the Company -- Business Combinations" and "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to Sell the Company; Certain

Antitakeover Effects." Under certain circumstances, even if the auction procedures are no longer applicable due to the conversion of the Class A Common Stock, if the Board of Directors decides to sell the Company during the period ending ten years after the Closing it must, among other things, provide BT a reasonable opportunity to submit an acquisition proposal. See "INVESTMENT AGREEMENT -- Continuance of Certain Rights."



     During negotiations BT sought the auction procedures requirement in order to provide it with a meaningful opportunity to bid for the Company in light of the foreign ownership provisions of Section 310(b). If Section 310(b) is repealed, the auction period need only be 30 business days. Moreover, the Company need not continue an auction in connection with a sale of the Company if, among other things, (i) BT is not prepared to submit an acquisition proposal that exceeds the consideration that another bidder is prepared to pay for the Company and certain other conditions are satisfied, or (ii) the Company's independent directors are advised in writing by counsel that, in light of the then current regulatory, competitive and political environment, such counsel believes that BT will not obtain FCC approval to acquire the Company and the Company's independent directors determine that no good faith purpose could reasonably be served by providing BT with a continued opportunity to seek such approval. The timing and other requirements of the auction procedures could delay or impede a change in control of the Company should the Board of Directors seek to pursue a change in control of the Company. The auction procedures could also discourage certain third parties from seeking control of the Company on an unsolicited basis. See "INVESTMENT AGREEMENT -- Provisions Relating to a Change in Control of the Company -- Business Combinations -- Auction Period" and " -- Auction Procedures" and "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to Sell the Company; Certain Antitakeover Effects -- Auction Period."


     Recommendation of Third Party Tender Offer. The Investment Agreement provides that during the period ending four years after the Closing, the Board of Directors will not, without the consent of BT, recommend acceptance of any third party tender offer except to the extent legally required for the discharge of the Board of Directors' fiduciary duties. The Company has also agreed that, from the fourth anniversary of the Closing through the tenth anniversary of the Closing, the Board of Directors will not, without the consent of BT, recommend acceptance of any third party tender offer except (i) to the extent legally required for the discharge of the Board of Directors' fiduciary duties, or (ii) in connection with an acquisition proposal for all the outstanding shares of Common Stock (including shares issuable upon conversion of the shares of Class A Common Stock) in respect of which the Company complies with the auction procedures set forth in the Investment Agreement. The foregoing restrictions do not apply if the shares of Class A Common Stock are no longer outstanding. See "INVESTMENT AGREEMENT -- Provisions Relating to a Change in Control of the Company -- Business Combinations -- Third Party Tender Offers" and "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to Sell the Company; Certain Antitakeover Effects."

     Tag-Along Rights. The Investment Agreement requires that the Board of Directors not approve any transaction that otherwise would require board approval involving the sale of capital stock of the Company by any stockholder unless BT is provided the same right to sell in such transaction subject to certain conditions. See "INVESTMENT AGREEMENT -- Provisions Relating to a Change in Control of the Company -- Business Combinations -- Tag-Along Rights."

     Section 203 of the DGCL. As required by the Investment Agreement, the Board of Directors has taken appropriate action so that, if the Closing occurs, the provisions of Section 203 of the Delaware General Corporation Law (the "DGCL") restricting "business combinations" with "interested stockholders" (each as defined in Section 203 of the DGCL) will not apply to BT or any person who was an affiliate of BT as of August 4, 1993. See "INVESTMENT AGREEMENT -- Provisions Relating to a Change in Control of the Company -- Section 203 of the DGCL."

     Provisions Relating to the Maintenance of BT's Proportionate Ownership Interest

     Equity Purchase Rights. Under the Investment Agreement, for so long as the Outstanding Interest is at least 10%, BT will have the right, subject to certain restrictions, to maintain its proportionate ownership of the Company's voting securities through the exercise of certain purchase rights in respect of new issuances of voting securities of the Company and options, warrants and other securities convertible into or exchangeable for such voting securities. See "INVESTMENT AGREEMENT -- Provisions Relating to the Maintenance of BT's Proportionate Ownership Interest -- Equity Purchase Rights."

     Foreign Ownership and FCC Matters. The Investment Agreement would significantly restrict the ability of the Company to issue stock to non-U.S. persons for so long as BT's Outstanding Interest is at least 10% and Section 310(b) remains in effect. Furthermore, the Closing is conditioned on the adoption of a provision in the Restated Certificate that would enable the Company to redeem shares of the Company's stock from non-U.S. persons to the extent necessary to comply with Section 310(b). See "INVESTMENT AGREEMENT -- Provisions Relating to the Maintenance of BT's Proportionate Interest -- Limitation on Issuance of Stock to Non-U.S. Persons or Entities; Redemption of Stock Held by Non-U.S. Persons or Entities"; "CHARTER AMENDMENT -- Redemption Provision; Possible Redemption of Shares held by Non-U.S. Persons" and "INVESTMENT PROPOSALS -- Certain Considerations -- Redemption Provision."

     Board Representation and Voting Provisions

     Board Representation and Related Rights. As long as BT holds shares of Class A Common Stock, BT will be entitled to elect a number of directors of the Company that is roughly proportionate to the aggregate voting power of the Company's voting securities represented by the Class A Common Stock. In addition, the Investment Agreement provides, subject to termination under certain circumstances, that so long as BT's Outstanding Interest is at least 10% a majority of the Board of Directors must consist of independent directors. If there are no longer any shares of Class A Common Stock outstanding, the Board of Directors will remain obligated under the Investment Agreement, subject to certain exceptions, to nominate for election to the Board of Directors a number of BT designees roughly equal to BT's proportionate ownership of voting securities of the Company. See "INVESTMENT AGREEMENT -- Board Representation and Voting Provisions -- Board of Directors."


     Voting of Shares Held by BT. As noted, the Class A Common Stock is voted directly for the Class A Directors. If no shares of Class A Common Stock are outstanding, BT is generally required to vote its securities of the Company cumulatively in favor of its designees to the Board of Directors or, if BT is not entitled to designate a nominee for director, equally among the nominees proposed by the Board of Directors. Other than in connection with the election of directors, any proposal to eliminate cumulative voting for the election of directors, matters on which the Class A Common Stock is entitled to a class vote and business combinations proposed by BT, BT is required, subject to certain exceptions, to vote its securities of the Company, at the option of the Company, either (x) in the same proportion as the securities owned by other stockholders of the Company are voted on the applicable matter or (y) at BT's discretion. In the event that a proposal is presented to the stockholders of the Company to amend the Restated Certificate to eliminate cumulative voting for the election of directors of the Company, BT and its affiliates will vote all Voting Securities owned by them on such matter in favor of such proposal provided that a majority of the outstanding Voting Securities owned by stockholders other than BT and its affiliates are voted in favor of such proposal. If cumulative voting for the election of directors were to be eliminated and no shares of Class A Common Stock were outstanding, and certain other conditions were satisfied, BT would be required to cast all of the votes it is entitled to cast in any election of directors of the Company in favor of the nominees to the Board of Directors nominated by the Board of Directors. See "INVESTMENT AGREEMENT -- Board Representation and Voting Provisions -- Voting of Shares by BT."



     Release of Certain Rights and Obligations



     If, pursuant to certain arbitration procedures specified in the Investment Agreement, the Company is found to have engaged in certain activities relating to the core business of BT outside the Americas, then, subject to certain exceptions, BT will no longer be subject to the standstill, voting and stock transfer provisions of the Investment Agreement (other than the provisions summarized above under "Standstill and Related Provisions -- Post-Standstill Provisions"). See "INVESTMENT AGREEMENT -- Release of Rights and Obligations -- Loss of Company Rights." Similarly, if, pursuant to certain arbitration procedures specified in the Investment Agreement, BT is found to have engaged in certain activities relating to the core business of the Company in the Americas, then, subject to certain exceptions, the Class A Common Stock will automatically convert into Common Stock resulting in a related loss of rights of BT including its consent rights and its right to designate nominees for election to the Board of Directors. See "INVESTMENT AGREEMENT -- Release of Rights and Obligations -- Loss of BT Rights."

     By-Law Amendments


     The Investment Agreement provides for the adoption by the Board of Directors, effective as of the Closing, of certain amendments to the By-Laws (the "By-Law Amendments") which would, among other things, generally require that any nominee for election as a director of the Company (other than nominees of BT) be a citizen of the United States and provide certain indemnification to directors, officers, employees and agents of the Company. See "THE INVESTMENT AGREEMENT -- By-Law Amendments."


     Pre-Closing Covenants

     Under the Investment Agreement, the Company has generally agreed that prior to the Closing it will (i) provide BT with reasonable access to such financial, operating and other information as BT may reasonably request, (ii) conduct its business in the ordinary and normal course, (iii) not solicit or encourage acquisition proposals for the Company, (iv) allow an observer designated by BT to attend meetings of the Board of Directors, (v) not issue derivative securities (with certain exceptions) convertible into or exercisable for in excess of 59,845,453 shares of Common Stock and (vi) if shares of Common Stock are issued during such period other than pursuant to certain employee benefit plans or programs of the Company, use its best efforts to repurchase an equivalent number of shares of Common Stock following the Closing, subject to certain limitations. See "INVESTMENT AGREEMENT -- Pre-Closing Covenants."

     Conditions to Closing


     The obligations of the Company and BT to effect the Closing are subject to the satisfaction of various conditions which include, in addition to certain other customary closing conditions, (i) the approval of the Investment Proposals by the Company's stockholders; (ii) the receipt of certain specified governmental approvals, including (A) receipt of a written order or other determination from the staff of the FCC or the FCC itself either (x) approving the consummation of the transactions contemplated by the Investment Agreement or
(y) stating that no such approval is required; and (B) expiration or termination of all applicable waiting periods under the HSR Act; (iii) the satisfaction of all conditions precedent to the closing of the Joint Venture Agreement and the BTNA Agreement, including receipt of certain required regulatory approvals; (iv) the adoption of the Rights Plan by the Company; (v) that the total number of shares that BT is entitled to be issued in connection with the Closing represents at least 19% of the total number of outstanding shares of Common Stock and Class A Common Stock (collectively, the "Common Shares") after giving effect to the purchase of the shares of Class A Common Stock by BT at the Closing; and (vi) that the aggregate percentage of the outstanding capital stock of the Company owned of record or voted by Non-U.S. Persons or Entities (including BT) immediately following the Closing does not exceed 1/10 of 1% less than the maximum holding permitted under Section 310(b) or any FCC order received by the Company. There can be no assurance that each of the conditions to the Closing will be satisfied prior to August 4, 1994, at which time each of the Company and BT will, subject to the terms of the Investment Agreement, have the right to terminate the Investment Agreement. See "INVESTMENT AGREEMENT -- Conditions to Closing."


CHARTER AMENDMENT

     The Closing is conditioned on stockholder approval of the Charter Amendment and the filing of the Charter Amendment with the Secretary of State of the State of Delaware. The Charter Amendment will increase the authorized capital stock of the Company from 820,000,000 shares to 2,550,000,000 shares and establish the terms of the Class A Common Stock, which include class voting rights to approve specified transactions and matters and the right of the holders of Class A Common Stock to elect a number of directors of the Company (see "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock"). The Charter Amendment will also permit the redemption of shares of the Company's stock to the extent necessary to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Company or any of its subsidiaries. In addition, the Charter Amendment will, until the fourth anniversary of the Closing, prohibit redemption of the rights issued under the Rights Plan without the vote of a majority of the Board of Directors and the holders of at least 75% in voting power of the Company's voting securities. The Charter Amendment will also, among other things, (i) repeal Section 9 of the Restated Certificate (which imposes special requirements on business combinations with certain significant stockholders) and Section 10 of the Restated Certificate (which restricts the voting power of certain stockholders who own more than 10% of the outstanding voting securities of the Company), (ii) eliminate the ability of the holders of Common Stock to act by written consent and (iii) move to the Restated Certificate (from the By-Laws) and revise certain provisions relating to removal of directors. The Board of Directors reserves the right, at any time prior to the filing of the Charter Amendment with the Secretary of State of the State of Delaware, to abandon such proposed amendment without further action by the stockholders, notwithstanding authorization of the Charter Amendment by the stockholders of the Company. See "CHARTER AMENDMENT."

RIGHTS PLAN


     The Closing is conditioned upon the Board of Directors adopting, subject to stockholder approval of the Investment Proposals, a stockholders rights plan (the "Rights Plan") in accordance with the terms of a Rights Agreement substantially in the form attached hereto as Appendix III. If the stockholders approve the adoption of the Rights Plan, the Board of Directors intends to adopt the Rights Plan, following such time as all conditions to the Investment Agreement (other than the adoption of the Rights Plan) have been waived or satisfied. The Rights Plan contemplates that on or about the date of the Closing (the "Closing Date") the Company will declare a dividend of one preferred stock purchase right (a "Right") for each Common Share outstanding and that, until the Rights become exercisable, Rights will be attached to all future issuances of Common Shares. Each Right will entitle the registered holder to purchase from the Company a fractional amount of Series E Preferred Stock, par value $.10 per share ("Series E Preferred Stock"), of the Company at a price to be determined by the Board of Directors at the time of adoption of the Rights Plan and that is expected to be two to four times the then current market value of the Common Stock. The Rights will not be exercisable until the earlier of (i) the tenth day following the public announcement that a person or group (an "Acquiring Person") has acquired 10% or more of the outstanding Common Shares (more than 20.1% in the case of BT) or (ii) the tenth day (or a later date if determined by timely action of the Board of Directors) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in a person or group owning 10% or more of the outstanding Common Shares (more than 20.1% in the case of BT). The Rights will expire ten years after the Closing Date (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company. BT will not be deemed an Acquiring Person solely by virtue of its ownership of the shares of Class A Common Stock it acquires pursuant to the Investment Agreement or any shares of Common Stock issued upon conversion of such shares of Class A Common Stock. See "STOCKHOLDERS RIGHTS PLAN."



     In the event that any person or group becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person, which will thereupon become void), will thereafter have the right to receive upon exercise of a Right that number of shares of Common Stock having a market value of two times the exercise price of the Right. In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination or 50% or more of its assets or earning power are sold, each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction have a market value of two times the exercise price of the Right. At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right, subject to the requirement set forth in the Charter Amendment that, so long as any shares of Class A Common Stock remain outstanding, during the four years following the Closing such redemption will also require the affirmative vote of the holders of 75% in voting power of all outstanding voting securities of the Company. In addition, during the six years thereafter, pursuant to the terms of the Investment Agreement, the Company may only redeem the Rights if certain auction procedures set forth in the Investment Agreement are followed. See "STOCKHOLDERS RIGHTS PLAN." The overall effect of the Rights Plan may be to render more difficult or discourage certain attempts to acquire the Company even if such acquisition would otherwise be accepted by a majority of the Company's stockholders. See "STOCKHOLDERS RIGHTS PLAN -- Reasons for and Effects of the Rights Plan" and "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to sell the Company; Certain Antitakeover Effects."

RELATED TRANSACTIONS

     The Joint Venture

     General. As summarized above under "SUMMARY -- Background of and Reasons for the Investment Proposals," the transactions contemplated by the Investment Proposals form part of a strategic alliance between the Company and BT. A principal component of such alliance is the formation by the Company and BT of a joint venture (the "Joint Venture") to provide enhanced and value-added telecommunications services between two or more countries and international telecommunications-related outsourcing. The terms of the Joint Venture are contained in the Joint Venture Agreement, among BT, Moorgate (Twelve) Limited, a wholly-owned subsidiary of BT, the Company, MCI Ventures Corporation, a wholly-owned subsidiary of the Company, and Newco (which is currently a wholly-owned subsidiary of BT), and certain related agreements. The Closing under the Investment Agreement is conditioned on the simultaneous closing of the transactions contemplated by the Joint Venture Agreement (the "Joint Venture Closing") and the Joint Venture Closing is conditioned on the simultaneous Closing under the Investment Agreement. The terms of the Joint Venture can be modified (including to provide for one or more additional participants in the Joint Venture or one or more additional distributors of Newco's services) by agreement of the Company, BT and Newco.


     Ownership Interests; Board Representation; Business of the Newco
Group. The operations of the Joint Venture will be conducted through Newco and its subsidiaries (the "Newco Group"). BT and the Company will initially own 75.1% and 24.9%, respectively, of the outstanding equity of Newco. Newco's Board of Directors (the "Newco Board") will consist of eight members, six of whom shall be elected by BT and two of whom shall be elected by the Company. Newco will build and manage a global telecommunications network and the business of the Newco Group will consist of the provision of Global Products to Newco's distributors. Newco will initially appoint MCI Telecommunications Corporation, a wholly-owned subsidiary of the Company ("MCI Telecommunications"), as its exclusive distributor in the Americas and BT as Newco's exclusive distributor in the rest of the world. "Global Products" include any current or future International Enhanced or Value-Added Services and international telecommunications-related outsourcings. "International Enhanced and Value-Added Services" include any international telecommunications services that are permitted by applicable regulations to be offered between two or more countries by a single group (i.e., a corporation and its subsidiaries) and which regulations permit to be managed end to end, but exclude: (i) voice international simple resale, (ii) international direct distance dialing provided on a correspondent basis, (iii) the provision of international private leased circuits and (iv) any services which for regulatory reasons must be offered on a correspondent basis. See "RELATED TRANSACTIONS -- The Joint Venture -- Corporate Structure; Ownership Interests; Board Representation" and " -- Business of the Newco Group." Newco will operate in a highly competitive and regulated environment and there is no assurance that the Joint Venture will achieve the current objectives of the Company or that the business of the Newco Group will not materially change.


     Management of and Control of Newco. Because BT will be entitled to appoint a majority of the Newco Board, BT will generally have the ability to control Newco, subject to certain significant consent rights of the Company and to a requirement that the direction and management of Newco be carried out in a manner which is consistent with Newco's then current five year business plan ("Business Plan") and annual operating plan and budget ("AOPB"). See "RELATED TRANSACTIONS -- The Joint Venture -- Management and Control of Newco."

     Consent and Related Rights. Subject to the terms of the Joint Venture Agreement, each of the Company and BT will have specified consent rights with respect to certain significant actions by the Newco Group, including the adoption of Business Plans and AOPBs. See "RELATED TRANSACTIONS -- The Joint Venture -- Consent and Related Rights."

     Capitalization/Funding. At the Joint Venture Closing, the Company will purchase its 24.9% equity interest in Newco for approximately L49.7 million in cash, subject to adjustment based on the net asset value as of the Joint Venture Closing of certain assets that are being transferred to Newco. After the Joint Venture Closing, each of BT and the Company will have ongoing funding obligations as set forth in the then current AOPB and Business Plan and all such funding by the Company and BT shall be made in proportion to their respective ownership interests. The Company and BT currently expect to invest in Newco an aggregate of approximately $1 billion (including their initial capital contributions) during the period ending five years after the Joint Venture Closing. See "RELATED TRANSACTIONS -- The Joint Venture -- Capitalization/Funding."

     Non-Compete. For so long as BT or the Company holds its interest in Newco such party is prohibited from providing Global Products other than through Newco, subject to certain limited exceptions. See "RELATED TRANSACTIONS -- The Joint Venture -- Non-Compete".

     Transfer Restrictions. Each of the Company and BT is prohibited from transferring its interest in Newco to any third party during an initial five-year period following the Joint Venture Closing. Thereafter, transfers will be permitted only under very limited circumstances and will be subject to a right of first refusal of the other party. See "RELATED TRANSACTIONS -- The Joint Venture -- Transfer Restrictions."

     Termination of the Joint Venture. BT and the Company have only limited rights to terminate the Joint Venture, particularly during the first five years after the Joint Venture Closing. Generally, if either BT or the Company exercises its right to terminate the Joint Venture, then BT will be entitled to purchase the Company's interest in Newco at a price equal to the fair market value thereof (determined in a manner set forth in the Joint Venture Agreement). Among the circumstances under which BT can purchase the Company's interest in Newco is if any person or group (other than BT) acquires 50% or more of the outstanding voting securities of the Company. The ability of BT to purchase the Company's interest in Newco upon a change in control of the Company and the attendant loss of MCI Telecommunications' right to distribute Newco services could have certain antitakeover effects on the Company. See "RELATED TRANSACTIONS -- The Joint Venture -- Termination of the Joint Venture" and "THE INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to Sell the Company; Certain Antitakeover Effects -- Newco Change of Control Provision."

     Conditions to Closing. The obligations of the Company and BT to effect the Joint Venture Closing are subject to various conditions which include, in addition to certain other customary closing conditions, receipt of requisite European Community and U.K. regulatory clearances. See "RELATED TRANSACTIONS -- The Joint Venture -- Conditions to Closing."

     Distribution Agreements. The Joint Venture Agreement provides that at the time of the Joint Venture Closing, each of MCI Telecommunications and BT (the term "Distributor" is used herein to refer to each of MCI Telecommunications and BT in their roles as distributors of Newco services) will enter into distribution agreements (the "Distribution Agreements") with Newco. Each of the Distributors and their respective affiliates will generally be obligated to obtain from Newco all of their requirements for Global Products. A Distribution Agreement will terminate upon notice by either party if (i) certain bankruptcy or insolvency related events occur in relation to the other party or (ii) the respective Distributor or its affiliate no longer holds its interest in Newco, subject to limited transition provisions. See "RELATED TRANSACTIONS -- The Joint Venture -- Distribution Agreements."

     Intellectual Property Agreement. At the time of the Joint Venture Closing, the Company, MCI Telecommunications, BT and Newco will enter into an intellectual property agreement (the "Intellectual Property Agreement") governing the licensing of technology relating to Newco and certain other matters. In consideration for the use of the Company's and BT's technology, Newco will pay in arrears an aggregate annual royalty to BT and the Company of 5% of Newco's annual revenues. The annual royalty will be allocated between the Company and BT in accordance with certain principles which are generally based on the relative values of the rights contributed by the Company and BT. Newco will create additional technology principally through development contracts with the Company and BT, but also, from time to time, with third parties. Newco will own the technology that it sponsors unless otherwise agreed by Newco and the party developing such technology. Each of the Company and BT will have the right to receive a non-exclusive and non-transferrable license to use the technology developed by Newco alone or in conjunction with the other Distributor both for Newco-related and domestic purposes. The Company and BT will pay Newco royalties on the Newco-sponsored technology in amounts designed to recover Newco's development cost plus a reasonable rate of return over a reasonable useful life for the technology. On termination of the Joint Venture, the licenses granted to the Distributors continue in force but become worldwide and unrestricted as to territory, use and sublicensing. See "RELATED TRANSACTIONS -- The Joint Venture
- -- Intellectual Property Agreement."

     Services Agreements. Pursuant to services agreements with Newco (the "Services Agreements"), each of MCI Telecommunications and BT will be appointed a non-exclusive supplier to Newco of telecommunications and other products and services. Under the terms of the Joint Venture Agreement, Newco will purchase all products, services and facilities from BT or the Company or their respective affiliates to the extent such party can provide such products, services or facilities on terms at least as favorable to Newco as would be obtainable in an arm's length transaction from a third party supplier. See "RELATED TRANSACTIONS
- -- The Joint Venture -- Services."

     Sale by BT to Newco of Syncordia and Certain Other Assets. BT and Newco will enter into agreements providing for the purchase by Newco of the assets and business of Syncordia, BT's outsourcing business, and certain other assets of BT. Such transfers will occur prior to the Closing and will therefore permit Newco to commence operations while still a wholly-owned subsidiary of BT. See "RELATED TRANSACTIONS -- The Joint Venture -- Sale by BT to Newco of Syncordia and Certain Other Assets."

     Acquisition by the Company of the Business of BT North America

     The Company and BT have entered into purchase agreements providing for the acquisition by wholly owned subsidiaries of the Company of the assets of, and businesses conducted by, BTNA and BT Canada Inc. ("BT Canada") for an aggregate consideration of $125 million in cash, subject to certain purchase price adjustments. The business of BTNA and BT Canada consists primarily of the provision of value-added data network services. The purchase agreements contain customary representations and warranties relating to such assets and businesses and BT has, subject to certain limitations, agreed to indemnify the Company in respect of any breach of such representations and warranties and certain liabilities relating to the assets or businesses of BTNA and BT Canada. The purchase of BTNA and BT Canada will occur as promptly as practicable and is expected to occur prior to the Closing. See "RELATED TRANSACTIONS -- Acquisition of BT North America."

     Stentor


     Certain provisions of the Joint Venture relating to technology development and the distribution of Newco services conflict with certain terms of the Company's alliance with the Canadian telephone companies that comprise the Stentor alliance. The Company is currently negotiating with such Canadian telephone companies to agree on terms for such telephone companies to become sub-distributors of Newco services in Canada and for the further development and licensing of technology. The Company expects to enter into satisfactory arrangements with the Canadian telephone companies to eliminate the conflict of terms. There is no assurance, however, that the Company's negotiations will be successful. The Company believes that the failure to reach an acceptable agreement with the Canadian telephone companies would not have a material adverse effect on the financial condition or results of the Company although there can be no assurance in this regard. See "RELATED TRANSACTIONS -- Stentor."


     Disposition of the Company's Interest in Infonet

     The Company has sold its 25 percent interest in Infonet Services Corporation ("Infonet"). The divestiture of the Company's interest in Infonet was a condition precedent to the Joint Venture Closing. See "RELATED TRANSACTIONS -- Disposition of the Company's Interest in Infonet."

     McCaw Indemnity Agreement

     BT and the Company have entered into an indemnity agreement pursuant to which BT has agreed, subject to the terms and conditions of such indemnity agreement, to indemnify the Company against certain damages resulting from any action by McCaw Cellular Communications Inc. ("McCaw") against the Company which may arise from certain agreements between BT and McCaw relating to BT's indirect ownership of shares of capital stock of McCaw. See "RELATED TRANSACTIONS -- Indemnity Agreements."

     AAP, Clear and Belize

     Pursuant to the Investment Agreement each of the Company and BT are negotiating to enter into agreements on terms mutually acceptable providing for
(i) the purchase by BT of the Company's minority equity investments in AAP Telecommunications Pty. Ltd. and Clear Communications Limited and (ii) the purchase by the Company of BT's minority equity investment in Belize Telecommunications Limited. See "RELATED TRANSACTIONS -- AAP, Clear and Belize."

PRICE RANGE OF COMMON STOCK

     The following table sets forth, for the periods indicated, the range of high and low sales prices of the Common Stock on the NASDAQ Stock Exchange, adjusted for prior periods to reflect the one for one stock dividend effected on July 9, 1993:


                                  PERIOD                           HIGH         LOW
          -------------------------------------------------------  ----         ---
          1991
          First Quarter..........................................   14  1/6       8 15/16
          Second Quarter.........................................   15 15/16     12 11/16
          Third Quarter..........................................   15  1/16     13  1/4
          Fourth Quarter.........................................   15  3/8      12  5/8
          1992
          First Quarter..........................................   18  1/16     14  3/4
          Second Quarter.........................................   17  3/8      14  3/4
          Third Quarter..........................................   18  1/8      15  3/8
          Fourth Quarter.........................................   20  7/16     16 13/16
          1993
          First Quarter..........................................   23           18 15/16
          Second Quarter.........................................   28 15/16     21  7/16
          Third Quarter..........................................   29  7/8      26  1/4
          Fourth Quarter.........................................
          1994
          First Quarter through January 31.......................
          Closing Price on:
          June 1, 1993 (1).......................................   26 3/8
          June 2, 1993 (2).......................................   27 3/8
          August 4, 1993 (3).....................................   28 5/8
          August 5, 1993 (4).....................................   29


- ---------------
     (1) The last trading day before the Company and BT publicly announced the signing of the Letter of Intent.


     (2) The day the Company and BT publicly announced the signing of the Letter of Intent.



     (3) The last trading day before the Company and BT publicly announced the signing of the Investment Agreement and the Joint Venture Agreement.



     (4) The day the Company and BT publicly announced the signing of the Investment Agreement and the Joint Venture Agreement.



     Holders of Common Stock are entitled to receive such dividends as may be lawfully declared by the Board of Directors of the Company. Semi-annual dividends of $.025 per share (as adjusted to reflect the one for one stock dividend effected on July 9, 1993) were paid by the Company in June and December of 1991 and 1992 and in July and December of 1993.

                         MCI COMMUNICATIONS CORPORATION

                         1801 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20006

                         ------------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF STOCKHOLDERS

                                 MARCH 11, 1994


                         ------------------------------

                                  INTRODUCTION

PROXY SOLICITATION


     This Proxy Statement is being furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of MCI COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), for use at the special meeting of stockholders of the Company to be held on March 11, 1994, at 10:00 a.m., local time, at The Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C., or at any adjournment thereof (the "Special Meeting"), for the purposes set forth in the foregoing Notice of Special Meeting of Stockholders. This Proxy Statement and a form of proxy are first being mailed on or about February, 1994, to stockholders of record (other than holders of the Series D Convertible Preferred Stock, par value $.10 per share (the "Convertible Preferred Stock"), of the Company) at the close of business on January 24, 1994, the record date for the meeting.


     The cost of soliciting proxies will be borne by the Company and will consist of expenses of printing, postage and handling, including the expenses of brokerage houses, custodians, nominees and fiduciaries in forwarding documents to beneficial owners. Solicitation may also be made by the Company's officers, directors or regular employees personally or by telephone. The firm of Georgeson & Co. Inc., New York, New York, has been retained to assist in the solicitation of proxies for the Special Meeting at an estimated fee of $22,500 plus direct out-of-pocket expenses.

     The principal executive offices of the Company are located at 1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

VOTING AT THE SPECIAL MEETING


     Vote Required. The three investment proposals set forth in the foregoing Notice of Special Meeting of Stockholders (the "Investment Proposals") are being submitted to the stockholders pursuant to a condition of the Amended and Restated Investment Agreement, dated as of January 31, 1994 (as amended from time to time, the "Investment Agreement"), between the Company and British Telecommunications plc ("BT"), that such matters be approved by the stockholders of the Company. In addition, under the Delaware General Corporation Law (the "DGCL"), the adoption of the amendments to the Restated Certificate of Incorporation of the Company (the "Restated Certificate") as proposed in the Investment Proposals (the "Charter Amendment") requires the affirmative vote of a majority of the votes entitled to be cast by the holders of all of the outstanding shares of common stock, par value $.10 per share (the "Common Stock"), of the Company.


     The presence, in person or by properly executed proxy, of the holders of shares entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding shares of the Common Stock is necessary to constitute a quorum. Shares of Common Stock represented by a properly signed, dated and returned proxy will be treated as present at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Proxies relating to "street name" shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as shares having voted at the Special Meeting as to any proposal as to which authority to vote is withheld by the broker. The affirmative vote of a majority of the votes entitled to be cast by the holders of all the outstanding shares of Common Stock is required to approve the Investment Proposals. Accordingly, abstentions and broker non-votes will have the same effect as votes against the Investment Proposals. THE APPROVAL OF EACH INVESTMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF ALL INVESTMENT PROPOSALS. UNLESS ALL INVESTMENT PROPOSALS ARE APPROVED BY THE STOCKHOLDERS AT THE MEETING, NONE WILL BE EFFECTED BY THE COMPANY.


     Record Date; Voting Rights. Stockholders of record at the close of business on January 24, 1994 (the "Record Date") (other than holders of the Convertible Preferred Stock) are entitled to vote at the Special Meeting or any adjournment thereof. As of the close of business on the Record Date, there were 551,104,261 shares of Common Stock outstanding and entitled to vote at the Special Meeting. The holders of Common Stock vote as a single class with regard to all matters to be acted upon at the Special Meeting. On all of the Investment Proposals each stockholder, other than any stockholder who beneficially owned in excess of 10% of the outstanding shares of Common Stock on the Record Date, may cast one vote for each share of Common Stock entitled to be voted. Any holder who beneficially owned in excess of 10% of the outstanding shares of Common Stock on the Record Date is entitled to only one hundredth (1/100) of a vote for each share beneficially owned on the Record Date in excess of 10%, and is, under any circumstances, entitled to cast a maximum of 15% of all votes entitled to be cast at the Special Meeting. Based on the Company's understanding that no holder beneficially owned in excess of 10% of the outstanding shares of Common Stock on the Record Date (see "Beneficial Security Ownership" below), the record holders of the Common Stock will be entitled to cast an aggregate of 551,104,261 votes. The Company's directors and executive officers (who currently hold shares of Common Stock representing less than 1% of the outstanding Common Stock) have indicated that they intend to vote in favor of the Investment Proposals.


     Stockholders are not entitled to appraisal rights in respect of the Investment Proposals.

REVOCABILITY OF PROXIES

     Shares of the Company's Common Stock represented by properly executed proxies received prior to or at the Special Meeting, unless such proxies have been revoked, will be voted in accordance with the instructions indicated on the proxies. If no instructions are indicated on a properly executed proxy, the shares will be voted FOR the Investment Proposals.

     Any proxy given pursuant to this solicitation or otherwise may be revoked by the person giving it any time before it is voted by delivering to the Secretary of the Company, at 1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006, on or before the business day prior to the Special Meeting or at the Special Meeting itself, a subsequent written notice of revocation or subsequent proxy relating to the same shares or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     Bert C. Roberts, Jr., Chairman of the Board of Directors and Chief Executive Officer of the Company, has been invited to join the Board of Directors of BT following the Closing (as hereafter defined). The Company anticipates that the invitation for Mr. Roberts to join the Board of Directors of BT will be withdrawn if the stockholders of the Company do not approve the Investment Proposals or if the Closing does not occur for any other reason. Also see "INVESTMENT PROPOSALS--Certain Considerations--Diminished Ability to Sell the Company; Certain Antitakeover Effects."

                         BENEFICIAL SECURITY OWNERSHIP

     The following table sets forth the number of shares of Common Stock beneficially owned by all directors and executive officers of the Company as of September 30, 1993. Unless indicated otherwise by footnote, the owner exercises sole voting and investment power over the securities (other than unissued securities, the ownership of which has been imputed to such owner).

                                                                                     AMOUNT
                                                                                       AND
                                                                                    NATURE OF
                                                                                    BENEFICIAL
                                                                                    OWNERSHIP
                                                                                    OF COMMON
                                     OWNER                                          STOCK (1)
- --------------------------------------------------------------------------------    ---------
DIRECTORS
  Clifford L. Alexander, Jr.....................................................       30,000(2)
  Judith C. Areen...............................................................       10,000
  Michael H. Bader..............................................................      401,274(3)
  Richard M. Jones..............................................................       20,000
  Richard T. Liebhaber..........................................................      485,565(4)
  Gordon S. Macklin.............................................................       24,000(5)
  Bert C. Roberts, Jr...........................................................      904,055(6)
  C.B. Rogers, Jr...............................................................       58,000
  Richard B. Sayford............................................................       20,909(7)
  Judith Whittaker..............................................................       26,000
  John R. Worthington...........................................................      559,233(8)
All executive officers and
directors as a group (10).......................................................    4,733,961(9)

- ---------------

     (1) Unless otherwise noted, each person has sole voting power and sole investment power with respect to the securities reported, except with respect to shares of Common Stock allocated to accounts under the Company's Employee Stock Ownership Plan ("ESOP"), which includes a Retirement Savings Plan, with respect to which shares such person has sole voting power only. The data also include shares which each person had the right to acquire upon exercise of stock options within sixty days of September 30, 1993, and grants of restricted stock awards. As of September 30, 1993, no individual officer or director of the Company beneficially owned more than 1% of the outstanding shares of Common Stock.

     (2) Mr. Alexander shares voting and investment power with respect to all these shares.

     (3) Mr. Bader shares voting and investment power with respect to all these shares.

     (4) Includes 10,685 shares of Common Stock allocated to Mr. Liebhaber's account under the ESOP, 369,160 shares of Common Stock he has the right to acquire pursuant to the exercise of stock options and 60,000 shares of Common Stock granted pursuant to a restricted stock award. Mr. Liebhaber is also Chief Strategy and Technology Officer of the Company.

     (5) Does not include 3,200 shares of Common Stock owned solely by Mr. Macklin's wife, in which shares he disclaims beneficial ownership.

     (6) Includes 44,567 shares of Common Stock allocated to Mr. Roberts' account under the ESOP, 497,600 shares of Common Stock he has the right to acquire pursuant to the exercise of stock options and 161,736 shares of Common Stock granted pursuant to restricted stock awards. Does not include 24,000 shares of Common Stock held by his wife as custodian for the benefit of their minor children and 12,000 shares held by his son, in all of which shares Mr. Roberts disclaims beneficial ownership. Mr. Roberts is also Chairman of the Board and Chief Executive Officer of the Company.

     (7) Does not include 800 shares of Common Stock owned solely by Mr. Sayford's wife, in which shares he disclaims beneficial ownership.

     (8) Includes 29,276 shares of Common Stock allocated to Mr. Worthington's account under the ESOP and 248,564 shares of Common Stock he has the right to acquire pursuant to the exercise of stock options. Does not include 152,470 shares of Common Stock owned solely by Mr. Worthington's wife, in which shares he disclaims beneficial ownership. Mr. Worthington is also Senior Vice President and General Counsel of the Company.

     (9) Includes 174,903 shares of Common Stock allocated to officers' accounts under the ESOP, 2,337,420 shares of Common Stock that officers and directors have the right to acquire pursuant to the exercise of stock options and 681,736 shares granted to officers pursuant to restricted stock awards. Officers and directors have shared voting and investment power with respect to 431,274 of these shares of Common Stock.

     (10) Consists of the Company's executive officers, as such term is defined in Rule 3b-7 of the Securities Exchange Act of 1934, as amended, and its directors, a total of 21 persons.

     The Company is not aware of any person (from statements on Schedules 13D and 13G filed with the Securities and Exchange Commission (the "SEC ")) which owned, as of September 30, 1993, more than 5% of its Common Stock.

     If the transactions contemplated by the Investment Proposals are consummated BT will become the largest single beneficial owner of the Common Stock.

                              INVESTMENT PROPOSALS

     THE APPROVAL OF EACH INVESTMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF ALL INVESTMENT PROPOSALS. UNLESS ALL INVESTMENT PROPOSALS ARE APPROVED BY THE STOCKHOLDERS AT THE SPECIAL MEETING, ALL INVESTMENT PROPOSALS WILL BE DEEMED TO HAVE BEEN REJECTED BY THE STOCKHOLDERS.

BACKGROUND OF AND REASONS FOR THE INVESTMENT PROPOSALS

     In recent years, the Company's principal strategic objectives have been to
(i) grow market share profitably, (ii) expand globally through strategic ventures and alliances and (iii) explore new competitive opportunities in local access and in emerging telecommunications markets such as wireless, cable, multimedia, information services and other value-added services. The Company believes that the expanding global telecommunications needs of its customers are pointing towards the development of global intelligent networks that will permit seamless voice and data communications services between two or more countries. The trend towards the development of global networks and the opportunities associated therewith has been accelerated by the increasing privatization of foreign telecommunications carriers and liberalization of the regulatory regimes governing entry into certain foreign telecommunications markets. The Company also believes that the profitable development and deployment of a global intelligent network will require a significant market presence in more than one area of the world, the rapid development of such a network and access to the technology and capital necessary to develop and build such a network. Similarly, any significant expansion into local access or value-added services will likely require significant expenditures by the Company and will be facilitated to the extent that the Company has the financial resources to respond quickly to opportunities.

     The Company believes that the telecommunications companies that quickly develop global intelligent networks with significant economies of scale will have a significant competitive advantage over competitors who lack such scale or are slow to develop such networks. The Company believes that to achieve global economies of scale it must enter the market through an alliance with another major international telecommunications company. Furthermore, other major international telecommunications companies have been entering into alliances or other strategic ventures in order to pursue opportunities in international enhanced and value-added markets thereby increasing the importance to the Company of expeditiously pursuing its own alliances and other initiatives relating to such markets. Accordingly, for several years the Company has been increasing its global presence and products through correspondent relationships and by entering into alliances with, or investments in, other telecommunications companies in various parts of the world. Such ventures include the Company's 1992 alliance with the Canadian telephone companies that comprise the Stentor alliance to develop integrated telecommunications services between the United States and Canada. The Company, in connection with its effort to expand its global presence by means of developing strategic ventures and alliances, has sought to ally itself with global telecommunications companies that complement the Company's existing capabilities. The Company, while pursuing its long term global strategy, has been willing to consider a substantial equity investment in the Company by a prospective global telecommunications partner that otherwise satisfies the Company's long term strategic objectives. The Company has been willing to consider such an investment due to its belief that the increase in the Company's available cash and access to capital that would result from such an investment would increase the ability of the Company to make the necessary expenditures to take advantage of strategic opportunities in local access and in value-added services within the United States that may be available from time to time and to generally strengthen its competitive position in the telecommunications industry throughout the Americas. The Company anticipates that in the event that the investment by BT in the Company that is contemplated by the Investment Proposals does not occur, the Company will seek additional sources of equity and/or debt financing in order to pursue its strategic objectives.

     In early 1991, members of senior management of the Company and BT discussed the possibility of a strategic relationship between the two companies. In March 1991, the Company retained Goldman, Sachs & Co. ("Goldman Sachs") to provide financial advice and assistance in connection with any possible transaction with BT. At various times during the period from April through October 1992, members of senior management of the Company and BT discussed the possibility of various forms of strategic alliances, including a substantial equity investment in the Company by BT. Throughout such period the Board of Directors was periodically advised by senior management of the content and status of the discussions with BT. In June 1992, a confidentiality agreement was executed by the Company and BT. Thereafter, nonpublic information concerning the Company was provided to BT and nonpublic information concerning BT was provided to the Company. In late October 1992, discussions between the Company and BT ended due to a failure to reach agreement with respect to, among other matters, the extent of influence that BT would have with respect to certain corporate actions that might be undertaken by the Company and the terms of a proposed joint venture to develop a fully integrated international intelligent network for worldwide telecommunications services.


     During the period that the Company was considering the possibility of a strategic alliance with BT and until May 1993, the Company also explored the possibility of various forms of strategic alliances with other major international telecommunications providers. Discussions were held between members of senior management of the Company and certain other international companies regarding possible alliances, joint ventures and direct investments, and the Board of Directors was periodically informed by senior management as to the content and status of such discussions. The Company believes that the alternative strategic alliances pursued by the Company were not as advantageous to the Company as the proposed transactions with BT because, among other reasons, BT was willing to make a much larger equity investment in the Company than the amount that the participants in the other potential alliances were willing or able to invest. In addition, the contemplated scope of the global strategic relationship with BT was broader than that contemplated by the other strategic alliances that the Company considered, although one of the alternative strategic alliances would have involved major international telecommunications providers whose operations were on a scale with BT's operations. The Company does not believe that any party to the alternative strategic alliances considered by the Company would have obtained the extent of influence that BT will obtain under the terms of the Investment Agreement and the Class A Common Stock because such alternative strategic alliances would not have included an investment of the same magnitude as the amount invested by BT. The Company has no reason to believe that the alternative strategic alliances considered by the Company are viable alternatives today.



     On May 7, 1993, discussions between the Company and BT were resumed when Bert C. Roberts, Jr., Chairman of the Board of Directors and Chief Executive Officer of the Company, met with Iain D. T. Vallance, Chairman of BT. At such meeting Messrs. Roberts and Vallance discussed the principal reasons that the prior negotiations between the Company and BT had terminated and concluded that the issues that were the source of the termination of the prior negotiations could be overcome. Immediately following the meeting between Messrs. Roberts and Vallance members of management of the Company and BT and their respective financial and legal advisors commenced detailed discussions regarding the terms of an equity investment by BT in the Company and the structure and terms of a proposed joint venture and related agreements. On May 24, the Board of Directors was briefed by senior management on the status of the negotiations with BT. At a June 1, 1993 special meeting of the Board of Directors, the Company's senior management and financial and legal advisors made detailed presentations concerning a proposed equity investment by BT in the Company, a proposed joint venture and related transactions. At the June 1 meeting, Goldman Sachs advised the Board of Directors that, based on the terms of the Letter of Intent (as defined below) and the work performed through such date by Goldman Sachs, which included analyses as of such date that were substantially similar to the analyses described below under "Opinion of Financial Adviser," Goldman Sachs was not aware of any reason that, upon execution of definitive agreements and completion of Goldman Sachs' review, would prevent Goldman Sachs from rendering an opinion that the investment by BT contemplated by the Letter of Intent would be at a fair price to the Company. At its June 1 meeting the Board of Directors approved, and the Company and BT subsequently executed, a letter of intent (the "Letter of Intent") contemplating the transactions provided for in the Investment Agreement, the Joint Venture Agreement (as hereafter defined) and related documents. In connection with the execution of the Letter of Intent, the Company issued to BT 13,736.488 shares of Series C Convertible Preferred Stock, par value $.10 per share ("Series C Convertible Preferred Stock"), of the Company for an aggregate purchase price in cash of $829,683,875 (or $30.20 per share of Common Stock issuable upon conversion of the Series C Convertible Preferred Stock). On June 29, 1993, BT exchanged its shares of Series C Convertible Preferred Stock for 13,736.488 shares of Convertible Preferred Stock pursuant to an Exchange Agreement, dated as of June 24,

1993. The terms of the Convertible Preferred Stock and the Series C Convertible Preferred Stock are the same except that the Convertible Preferred Stock does not contain any redemption provisions. In general, the shares of Convertible Preferred Stock are not entitled to any voting rights and will automatically convert into an aggregate of 27,472,976 shares of Common Stock (representing approximately 4.7% of the shares of Common Stock outstanding as of the Record Date and after giving effect to such conversion) upon expiration of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act").



     After the execution of the Letter of Intent, the Company and BT began preparing and negotiating definitive agreements relating to the transactions contemplated by the Letter of Intent, and the Company retained Merrill Lynch to provide additional financial advice relating to such transactions. At regular meetings of the Board of Directors held on June 22 and July 26, 1993, members of senior management of the Company briefed the Board of Directors on the status and content of the negotiations with BT. The July 26 meeting of the Board of Directors also included detailed presentations by the Company's senior management and financial and legal advisors concerning the material aspects of a stockholders rights plan, the adoption of which is a condition to the Closing. At a special meeting of the Board of Directors on August 4, 1993, the Company's senior management and financial and legal advisors made detailed presentations concerning BT's equity investment in the Company, the joint venture and the related transactions. At the August 4 meeting, the Board of Directors unanimously approved the Investment Agreement, the Charter Amendment, the Joint Venture Agreement, the BTNA Agreement (as hereafter defined) and other related agreements, and the transactions contemplated thereby, and determined that the transactions provided for in such agreements are in the best interests of the Company's stockholders. On August 4, 1993, the Company and BT entered into an Investment Agreement which was amended and restated as of January 31, 1994, the Joint Venture Agreement dated August 4, 1993 (as amended through the date of this Proxy Statement, the "Joint Venture Agreement") and definitive agreements relating to the acquisition by the Company of BT North America Inc. ("BTNA") and BT Canada Inc. ("BT Canada").


BOARD OF DIRECTORS' RECOMMENDATIONS


     At a meeting on August 4, 1993, the Board of Directors unanimously approved the Investment Agreement, the Charter Amendment, the Joint Venture Agreement, the BTNA Agreement and other related agreements and determined that the transactions provided for in such agreements are in the best interests of the Company's stockholders. A summary of the factors considered material by the Board of Directors in approving the transactions contemplated by the Investment Proposals is set forth below:



          (a) the material potential operational and economic benefits to the Company from the Joint Venture, consisting of the following: (i) the anticipated enhancement of the Company's global presence through the rapid development by the Joint Venture of a global intelligent network on a sufficient scale to compete with global competitors while limiting the Company's capital commitment to preserve capital for other initiatives;
     (ii) the development of the Company's technology strategy both by using the Company's intelligent network innovations to support global products and by securing access to BT's expertise in areas such as network management, video and transaction processing for use in the Company's domestic business; (iii) the ability of the Company to better serve its multinational customers by providing a greater variety of international enhanced and value-added services and in turn make additional services available to other customer segments over time; and (iv) the economic value of an approximate 25% interest in a venture that the Company hopes will be a robust international competitor and whose value will be enhanced by BT's expertise and customer relationships;


          (b) the current business, properties and prospects of the Company and its subsidiaries, the financial and operational condition of the Company and its subsidiaries and the long-term strategy of the Company;

          (c) their belief that a strategic alliance with BT, including the formation of the Joint Venture, will significantly enhance the Company's competitive position in the U.S. market by permitting the Company to provide a greater variety of international enhanced and value-added services to U.S.-based multinational customers;

          (d) the substantial increase in the Company's available cash and access to capital that will occur as a result of BT's investment and the resulting increased ability of the Company to take advantage of strategic opportunities in local access and in value-added services within the United States which may be available from time to time and to generally strengthen its competitive position in the telecommunications industry throughout the Americas;

          (e) the blended price of $32 per share of Class A Common Stock, par value $.10 per share (the "Class A Common Stock"), of the Company which would be issued to BT at the Closing (as hereafter defined), which represented a premium of approximately 23.1% over the closing market price of the Common Stock on June 1, 1993, the last trading day before the Company and BT announced the signing of the Letter of Intent;

          (f) the terms of the Investment Agreement, the Charter Amendment, the Rights Plan, (as hereafter defined) the Joint Venture Agreement and the other documents relating to the Investment Proposals and the Joint Venture;

          (g) the extent of independence that the Company will retain following the consummation of the transactions contemplated by the Investment Agreement;

          (h) the Board of Directors' belief that the strategic and competitive position of the Company will be significantly enhanced beyond what could be achieved by the Company alone or through other available international alliances that the Company could alternatively pursue;

          (i) the opinion of Goldman Sachs to the effect that the Investment (as hereafter defined) is at a fair price to the Company (see "Opinion of Financial Advisor" below);

          (j) the possible impact of the transactions contemplated by the Investment Proposals on existing alliances and other relationships of the Company (see "RELATED TRANSACTIONS -- Stentor;" "-- Disposition of the Company's Interest in Infonet;" and "AAP, Clear and Belize");

          (k) certain consequences that could result from the transactions contemplated by the Investment Proposals that are described below under "Certain Considerations;"

          (l) the advice of Goldman Sachs that, based upon Goldman Sachs' understanding of applicable antitrust and regulatory constraints, there are only a very limited number of potential buyers with adequate financial resources that could reasonably pursue an acquisition of the Company;

          (m) that the Closing is conditioned upon approval by the Company's stockholders of the Investment Proposals; and

          (n) certain possible implications of a single large minority shareholding in the Company, including the conflicts of interest that might arise and the potential discouraging effect on other transactions that might result from such shareholding.

     THE BOARD OF DIRECTORS BELIEVES THAT THE INVESTMENT PROPOSALS ARE FAIR TO, AND ARE ADVISABLE AND IN THE BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS AND HAS UNANIMOUSLY APPROVED THE INVESTMENT PROPOSALS AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" APPROVAL OF THE INVESTMENT PROPOSALS.

     The Board of Directors reserves its rights, pursuant to the Investment Agreement, to (i) amend the provisions of the Investment Agreement in all respects in accordance with its terms and without stockholder approval before or after approval of the Investment Proposals by the Company's stockholders and
(ii) to terminate the Investment Agreement in accordance with its terms notwithstanding stockholder approval. The Board of Directors also reserves the right, subject to the terms of the Investment Agreement, to (i) adopt the Rights Plan in a form other than that presented to stockholders or to determine not to adopt the Rights Plan notwithstanding stockholder approval thereof and (ii) amend the provisions of the Rights Plan following its adoption, in accordance with its terms, without further stockholder approval. In addition, approval of the Charter Amendment by the stockholders shall be deemed also to constitute approval of a resolution authorizing the Board of Directors, at any time prior to the filing of the Charter Amendment with the Delaware Secretary of State, to abandon the Charter Amendment notwithstanding its approval by the stockholders.

OPINION OF FINANCIAL ADVISOR

     As described under "Background of and Reasons for the Investment Proposals" above, the Company engaged Goldman Sachs to act as its financial advisor in connection with BT's investment (the "Investment") in the Company, through the issuance to it, pursuant to the Investment Agreement, of (i) 106,752,106 shares of Class A Common Stock, representing approximately 15.9% of the voting power of the Company's outstanding voting securities, as determined as of August 4, 1993 and after giving effect to the issuance of Class A Common Stock as described in this clause (i) and the subsequent clause (ii), at a cash purchase price of $32.46 per share, (ii) 27,492,976 shares of Class A Common Stock to be issued to BT in exchange for shares of Common Stock representing approximately 4.1% of the voting power of the Company's voting securities, as determined as of August 4, 1993 and after giving effect to the issuance of Class A Common Stock as described in this clause (ii) and the preceding clause (i), to be received by BT upon conversion of its shares of Convertible Preferred Stock and (iii) at BT's option, and at a cash purchase price of $32.00 per share, such additional number of shares of Class A Common Stock that would enable BT to acquire a 20% interest in the Company after taking into account certain shares issued after August 4, 1993 under employee benefit plans and programs of the Company. In connection with the engagement, the Company requested that Goldman Sachs evaluate the fairness to the Company of the consideration to be received by the Company in connection with the Investment. On August 4, 1993, Goldman Sachs delivered to the Board of Directors its oral opinion, which was subsequently confirmed in writing as of the date hereof, to the effect that, as of the respective dates of such opinions and based upon and subject to certain matters as stated in such opinions, the Investment is at a fair price to the Company. No limitations were imposed by the Board of Directors upon Goldman Sachs with respect to the investigations made or procedures followed by Goldman Sachs in rendering its opinion except that Goldman Sachs was not authorized to seek any other potential investors in the Company.

     A COPY OF GOLDMAN SACHS' OPINION, WHICH SETS FORTH THE ASSUMPTIONS MADE, MATTERS CONSIDERED AND LIMITS ON THE REVIEW UNDERTAKEN, IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX IV AND SHOULD BE READ BY STOCKHOLDERS CAREFULLY IN ITS ENTIRETY.

     Prior to the delivery of its written opinion, Goldman Sachs performed certain procedures to update some of the analyses performed in connection with the delivery of its oral opinion and reviewed with the management of the Company the assumptions on which such analyses were based. The results of such analyses were consistent with those described above as having been arrived at in connection with the August 4 oral opinion of Goldman Sachs.

     In connection with its written opinion, Goldman Sachs reviewed, among other things, the Investment Agreement, the Joint Venture Agreement, the Restated Certificate, the Charter Amendment and the Rights Plan; this Proxy Statement; the Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 1992; certain interim reports to stockholders and Quarterly Reports on Form 10-Q; certain other communications from the Company to its stockholders; and certain internal financial analyses and forecasts for the Company prepared by its management, including analyses and forecasts giving effect to the Investment. Goldman Sachs also had discussions with members of the senior management of the Company regarding its past and current business operations, financial condition and future prospects. Goldman Sachs considered the view of senior management of the Company that the Investment represents a significant business opportunity for the Company and that certain strategic and operational benefits will be derived from the transactions contemplated by the Investment Agreement. In addition, Goldman Sachs reviewed the reported price and trading activity for the Common Stock, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combina-tions and strategic investment transactions and performed such other studies and analyses as Goldman Sachs considered appropriate. Goldman Sachs, in rendering its opinion, took into account the extent to which certain provisions contained in the Investment Agreement, the Joint Venture Agreement, the Restated Certificate, the Charter Amendment and the Rights Plan could impede a change of control of the Company. Goldman Sachs relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by it for purposes of its opinion. In rendering its opinion Goldman Sachs understood, based upon its discussions with senior management and counsel to the Company and Goldman Sachs' review of the Investment Agreement, the Joint Venture Agreement, the Restated Certificate, the Charter Amendment and the Rights Plan, that BT will not acquire control of the management and direction of the business and affairs of the Company as a result of the Investment. Goldman Sachs assumed that the financial forecasts and pro forma analyses for the Company, both with and without giving effect to the Investment, have been reasonably prepared on a basis reflecting the best currently available judgments and estimates of the management of the Company. In addition, Goldman Sachs made no independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries, and Goldman Sachs was not furnished with any such evaluation or appraisal.

     The following is a summary of certain financial analyses performed by Goldman Sachs in arriving at its oral opinion delivered August 4, 1993, but does not purport to be a complete description of the analyses performed by Goldman Sachs for such purposes.

     Comparable Public Company Analysis. Goldman Sachs reviewed and compared certain actual and estimated financial, operating and stock market information for the Company with similar information for certain selected publicly traded long distance telecommunications companies: ACC Corporation, ALC Communications, American Telephone and Telegraph Company ("AT&T"), LCI International, LDDS Communications, Resurgens Communications Group, U.S. Long Distance and Sprint (collectively, the "Comparable Companies"). The Comparable Companies were selected because they were publicly-traded telecommunications companies that conducted most of their operations in the United States and derived a majority of their revenues from the provision of long distance or inter-exchange carrier services. Goldman Sachs reviewed the Comparable Companies in terms of various historical financial measures and in terms of various multiples that certain of this information represents in comparison to certain other information. In particular, such analysis indicated that, as of August 2, 1993, the market price of shares (a) as a multiple of latest twelve month ("LTM") earnings, research analysts' consensus 1993 estimated earnings and research analysts' consensus 1994 estimated earnings, ranged from 17.3x to 79.6x, 19.0x to 53.6x and 14.8x to 28.9x, respectively, for the Comparable Companies, versus multiples of 24.6x, 22.4x and 19.3x, respectively, for the Company; and (b) as a multiple of stated book value, ranged from -13.6x to 225.6x for the Comparable Companies, versus a multiple of 4.5x for the Company. The analysis further indicated that the total value (defined as equity market capitalization plus the principal amount of outstanding debt plus the book value of preferred stock, if any, less cash) of the Comparable Companies as a multiple of revenue, earnings before interest, taxes, depreciation and amortization ("EBITDA") and earnings before interest and taxes ("EBIT") (in each case based on the LTM financial results) ranged from 1.4x to 3.1x, 7.6x to 16.5x and 15.2x to 35.4x, respectively, as compared to multiples of 1.8x, 8.9x and 15.2x for the Company. The analysis further indicated that the total value of the Comparable Companies as a multiple of revenues, EBITDA and EBIT (in each case based on latest quarter results stated on an annualized basis) ranged from 1.3x to 3.0x, 6.3x to 15.4x and 12.2x to 26.7x, respectively, as compared to multiples of 1.7x, 8.4x and 14.2x for the Company.

     Comparison With Other Transactions. Goldman Sachs reviewed publicly-available information regarding certain transactions, either consummated or pending, in the past five years involving the acquisition of or a strategic investment in certain long distance telecommunications companies. In this regard, and to the extent such information was publicly available, Goldman Sachs analyzed the aggregate consideration paid in such transactions as a multiple of LTM revenues, LTM EBIT and LTM EBITD. Goldman Sachs analyzed the foregoing data with respect to the Company by utilizing imputed multiples based on 1992 results for the Company and assuming, for sake of comparative analysis, that BT's purchase price applied to all the Company's outstanding shares. Goldman Sachs' analysis of the foregoing transactions indicated multiples of LTM revenues which ranged from 0.7x to 2.1x, with a mean of 1.5x, as compared to a corresponding multiple of 2.0x for BT's investment in the Company; multiples of LTM EBIT ranging from 9.1x to 20.8x, with a mean of 14.4x, as compared to a corresponding multiple 17.2x for BT's investment in the Company; and multiples of LTM EBITD ranging from 7.1x to 12.3x, with a mean of 9.2x, as compared to a corresponding multiple 10.0x for BT's investment in the Company. Goldman Sachs noted that certain of the foregoing transactions analyzed were not comparable to the Investment because such transactions involved a change in control. Additionally, Goldman Sachs examined eight transactions involving the purchase of a minority interest for an aggregate consideration exceeding $500 million in various industries that had occurred, or were then pending, since 1988. Goldman Sachs' analysis of the foregoing transactions indicated premiums versus the respective closing prices immediately preceding the relevant announcement dates which ranged from a high of 68.3%, in connection with the proposed purchase of a 33% equity stake including control provisions, to a low of 5.8%, as compared to a corresponding premium, as determined as of the last trading day immediately preceding the announcement of the execution of the Letter of Intent, of 23.1% to be paid by BT in connection with the Investment. Goldman Sachs then analyzed the premium to be paid by BT in connection with the Investment, expressed as a percentage of the average closing prices for the Common Stock over each of the last twenty trading days, the 1993 year-to-date and the last twelve months, in each case, determined as of the day preceding the announcement date (June 1, 1993), which equalled 28.3%, 45.1% and 65.8%, respectively. Goldman Sachs also determined, as of August 2, 1993, that the premium represented by the price to be paid by BT in connection with the Investment was 11.8%.

     Discounted Cash Flow Analysis. Goldman Sachs analyzed the net present value of the future cash flows accruing to current shareholders of the Company based on financial projections prepared, and capital structure assumptions provided, by the management of the Company, terminal values based on multiples of the estimated 1997 price per share divided by the estimated earnings per share ("P/E Ratio") ranging from 14x to 22x and after-tax discount rates ranging from 10% to 14%.

     Pro Forma Analysis. Goldman Sachs analyzed certain pro forma effects that would be expected to result from the Investment based on various earnings projections prepared by the management of the Company; the assumption that, prior to the investment of proceeds to be received from the Investment in projects by the Company, such proceeds would be invested in cash and cash equivalents earning a 4.5% pre-tax annual return in 1993 and a 5% pre-tax annual return thereafter; the assumption that projects funded from the proceeds received from the Investment will achieve their expected rates of return two years after such investment and certain sensitivity analyses as to the investment horizon and timing by which such proceeds would be fully invested and the applicable after-tax annual rates of return to be earned on such invested proceeds. The analysis indicated, among other things, that although the effect of the Investment on 1993 and 1994 pro forma estimated earnings per share of Common Stock and Class A Common Stock ("EPS") would reduce such EPS, by less than 4.0%, in each case, assuming an annual after-tax rate of return of 10%, and by less than 3.5%, in each case, assuming an annual after-tax rate of return of 15%, (a) if the proceeds from the Investment were fully invested by December 1995 and such proceeds earned either a 15% or a 10% after-tax rate of return, the accretion to 1997 EPS attributable to such Investment would be approximately 24.7% and 20.1% higher, respectively, than comparable projections for the Company not giving effect to the Investment and (b) if the proceeds from the Investment were fully invested by December 1996 and such proceeds earned a 15% or a 10% annual after-tax rate of return, the accretion to 1997 EPS attributable to such Investment would be approximately 19.6% and 16.7% higher, respectively, than comparable projections for the Company not giving effect to the Investment. The rates of return that were assumed for purposes of Goldman Sachs' analyses were selected by the management of the Company for comparison purposes only and there can be no assurances as to the actual rates of return that the Company will be able to realize on the proceeds from the Investment. See "Use of Proceeds" above and "Certain Considerations -- Dilution" below.

     Public Offering Analysis. Goldman Sachs analyzed a public offering by the Company of its Common Stock as an alternative financing method for the Company to raise capital in an aggregate amount equal to the aggregate consideration to be paid by BT pursuant to the Investment. Without taking into consideration higher transactions costs associated with public financings, assuming that the proceeds from the Investment or such public offering were invested over thirty months in projects earning a 10% annual after-tax rate of return and that such projects would achieve the foregoing rate of return two years after the initial investment therein, and based on the financial projections prepared by management, Goldman Sachs' analysis indicated that the accretion to 1997 EPS attributable to the Investment as compared to a public offering would be 14.4% over the base 5-year forecast (assuming that neither the Investment nor a public offering were completed). The after-tax rate of return that was assumed for purposes of Goldman Sachs' analyses was selected by the management of the Company for comparison purposes only and there can be no assurances as to the actual rates of return that the Company will be able to realize on the proceeds from the Investment. See "Use of Proceeds" above and "Certain Considerations -- Dilution" below. This EPS differential is primarily attributable to the need to issue a greater number of shares in a public offering in order to achieve the same proceeds the Company will receive from the Investment due to the lower price associated with such offerings.

     Historical Relative Trading and Valuation Comparisons. Goldman Sachs has examined the history of the trading prices for the Company and AT&T common stock, certain financial ratios thereof and the relationship between the movements in the prices of such shares and ratios and movements in certain stock indices. Goldman Sachs also compared the consideration to be received by the Company pursuant to the Investment to the historical public trading prices of the Common Stock. Goldman Sachs determined that such consideration represented a premium over the public trading price of the Common Stock, notwithstanding the fact that (i) the market price per share of the Company's Common Stock on the announcement date was within 5% of a historic high and, on August 2, 1993, two months after such announcement date, was within 5% of such historic high market price; (ii) the P/E Ratio for the Common Stock at August 2, 1993, based on research analysts' consensus 1993 estimated earnings for the Company, was at or near the highest level achieved since 1988; and (iii) the relative P/E Ratio for the Common Stock versus that of each of AT&T's common stock and the S&P 500 index at August 2, 1993 compared favorably to that obtaining on June 1 of each of 1991, 1992 and 1993.

     Other Analyses. Goldman Sachs also reviewed and analyzed selected investment research reports on the Company and the telecommunications industry and analyzed certain publicly available information regarding the foregoing.

     The preparation of a fairness opinion is a complex process and is not susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its opinion, Goldman Sachs considered the results of all such analyses and did not assign any particular weight to the results of any particular analysis. The analyses were prepared for the purpose of Goldman Sachs' providing its opinion as to the Investment being at a fair price to the Company and do not purport to be appraisals or to necessarily reflect the prices at which businesses or securities of the Company actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by such analyses. The foregoing summary is qualified by reference to the written opinion of Goldman Sachs which is attached to this Proxy Statement as Appendix IV.

     Goldman Sachs has advised the Company that, in the ordinary course of business, it may actively trade the debt and equity securities of the Company and BT for its own account or for the account of its customers and, accordingly, may at any time hold a long or short position in such securities.

     Goldman Sachs was selected by the Company as its financial advisor based on its reputation, experience and expertise. Goldman Sachs is an internationally recognized investment banking firm that is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. Goldman Sachs is familiar with the Company, having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Investment Agreement.

     The Company retained Goldman Sachs as its financial advisor in connection with the Investment pursuant to a letter agreement dated March 5, 1991, as amended (the "Goldman Engagement Letter"). Pursuant to the Goldman Engagement Letter, as compensation for its services in connection with the Investment, the Company paid $175,000 to Goldman Sachs upon the date of execution of the Goldman

Engagement Letter (the "Engagement Fee") and will pay Goldman Sachs a transaction fee of approximately $11 million, less the amount of the Engagement Fee, if the Investment is consummated. Whether or not the Investment is consummated, the Company has agreed, pursuant to the Goldman Engagement Letter, to reimburse Goldman Sachs for all its reasonable out-of-pocket expenses, including the fees and disbursements of its counsel, incurred in connection with its engagement by the Company and to indemnify Goldman Sachs against certain liabilities and expenses in connection with its engagement.

     During the past two years, Goldman Sachs has provided certain other advisory and investment banking services to the Company in connection with financings and has received customary fees for such services in the aggregate amount of approximately $1,489,000 (exclusive of compensation to be received in connection with the Investment). Goldman Sachs has not rendered financial advisory or investment banking services to BT during the past two years other than acting as a dealer in respect of BT's commercial paper program.

USE OF PROCEEDS


     On June 4, 1993 the Company received approximately $830 million in cash in consideration for the issuance of 13,736.488 shares of Series C Convertible Preferred Stock to BT. Approximately $322 million of such proceeds was initially used to retire $292 million principal amount of the Company's 10% Subordinated Debentures due 2011 prior to maturity, approximately $455 million was initially used to repay credit facility and commercial paper borrowings which had interest rates of from 3.22% to 3.43% per annum, and the remainder of such proceeds was applied used to exercise a purchase option on a construction lease. The Company believes that it has sufficient borrowing capacity to borrow an amount at least equal to the funds used to repay such previously outstanding indebtedness and therefore considers such repayment an alternative to investing such proceeds in short term investments.


     On the date of the initial purchase by BT of shares of Class A Common Stock under the Investment Agreement (the "Closing"), the Company will receive approximately $3.5 billion in cash (such proceeds together with the $830 million in cash previously received from BT are referred to herein as the "Transaction Proceeds") from BT in consideration for the issuance to BT of shares of Class A Common Stock. The Company anticipates that, pending the application of the Transaction Proceeds as described below, the Transaction Proceeds will be invested in interest bearing securities or, alternatively, used to reduce outstanding borrowings of the Company.


     The Transaction Proceeds will be available to the Company for general corporate purposes and to pursue strategic investments and acquisitions. The Company anticipates that it will principally utilize the Transaction Proceeds
(i) to continue to develop the Company's long distance services; (ii) to pursue, through ventures, acquisition or otherwise, the development of the Company's global business, in connection with which the Company expects both to invest at least $250 million in the Joint Venture during the five years following the Closing (including the Company's initial contribution to the Joint Venture) and to apply additional Transaction Proceeds to develop further the Company's distribution channels outside the United States, including the investment of approximately $450 million over several years in a joint venture (the "Banacci Joint Venture")between the Company and Grupo Financiero Banamex Accival, S.A. de C.V. ("Banacci") to provide long distance telecommunications service in Mexico as contemplated by a letter of intent dated January 24, 1994 and (iii) to pursue, through ventures, acquisition or otherwise, opportunities in local access and in emerging telecommunications markets such as wireless, cable, multimedia, information services and other value-added services. Except as described above, the Company does not currently have any commitments or understandings regarding the use of the Transaction Proceeds.



     There can be no assurance that the Company will be successful in its efforts to utilize the Transaction Proceeds in a manner that contributes to the profitable growth of the Company's business or that the Transaction Proceeds will not be used in such a way as to dilute the per share earnings or equity of the Company after giving effect to the purchase of shares of Class A Common Stock by BT. In addition, the terms of the Class A Common Stock prohibit the Company from making acquisitions or investments in excess of specified percentages of the Company's market capitalization without the consent of BT. See "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Matters Requiring Class A Common

Stock Consent" and "INVESTMENT PROPOSALS -- Certain Considerations -- Board Representation; Consent Rights."

INFORMATION CONCERNING BT


     BT is a public limited company organized and existing under the laws of England and Wales. BT is the largest telecommunications provider in the United Kingdom of Great Britain and Northern Ireland (the "U.K."). Its main services and products are local and long-distance telephone calls in the U.K., the provision of telephone exchange lines to homes and businesses, international telephone calls made from and to the U.K., and the supply of telecommunications equipment for customers' premises. BT also offers a range of other products and services, including private circuits and mobile communications services and products. For the year ended March 31, 1993 BT reported net income of L1,220 million (equal to approximately $1,842 million at the exchange rate of $1.51 per L1 prevailing on March 31, 1993), on revenues of L13,242 million (equal to approximately $19,995 million at the exchange rate of $1.51 per L1 prevailing on March 31, 1993), determined according to generally accepted accounting principles in the U.K. BT's ordinary shares are listed on the London Stock Exchange and the Tokyo Stock Exchange, and American Depository Receipts relating to BT's ordinary shares are listed on the New York Stock Exchange and the Toronto Stock Exchange. The principal office of BT is located at BT Centre, 81 Newgate Street, London EC1A 7AJ, England. BT is subject to the informational filing requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the SEC relating to its business, financial condition and other matters.


CERTAIN CONSIDERATIONS

     While the Board of Directors is of the opinion that the Investment Proposals are fair to, and their approval is advisable and in the best interests of, the Company and its stockholders, stockholders should consider the following possible effects when evaluating the Investment Proposals.

     Diminished Ability to Sell the Company; Certain Antitakeover Effects


     Interim Investment Period. The Class A Common Stock, which can be owned only by BT and its affiliates, will be entitled to a class vote on any Business Combination (as hereafter defined) involving the Company during the first four years (the "Interim Investment Period") following the Closing. See "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock Consent." As a result of such class voting rights, during the Interim Investment Period, so long as any shares of Class A Common Stock remain outstanding, it will be impracticable for any third party to acquire the Company through a merger or similar business combination without the consent of BT. In addition, during the Interim Investment Period, so long as any shares of Class A Common Stock remain outstanding, the Rights (as hereafter defined) issued under the Rights Plan (as hereafter defined) may not be redeemed by the Company without the approval of the holders of at least 75% in voting power of all voting securities of the Company (including the Class A Common Stock) voting together as a single class (the "Supermajority Stockholder Vote Provision"), and the Board of Directors may not, without the prior consent of BT, except to the extent legally required to discharge its fiduciary duties, recommend acceptance of any third party tender offer. Assuming BT owns shares of Class A Common Stock representing 20% of the outstanding voting securities of the Company (which is the approximate percentage interest which BT is expected to own immediately following the Closing), redemption of the Rights during the Interim Investment Period would require the approval of the holders of approximately 94% of all outstanding voting securities of the Company not owned by BT, making approval of such redemption, and therefore any acquisition of control of the Company, unlikely without BT's consent. See "CHARTER AMENDMENT -- Redemption of Rights" and "THE RIGHTS PLAN." During negotiations BT sought the foregoing provisions, in part, to avoid a sale of the Company without BT's consent prior to the time that BT was able to realize the benefits from its $4.3 billion investment in the Company and the Joint Venture.


     Auction Period. During the six year period following the Interim Investment Period (i.e., the fourth anniversary of the date of the Closing (the "Closing Date") until the tenth anniversary of the Closing Date, which period is referred to herein as the "Auction Period"), so long as shares of Class A Common Stock remain outstanding, the Company may not redeem the Rights, approve any Business Combination or, except to the extent legally required to discharge its fiduciary duties, recommend acceptance of any third party tender offer, in each case other than with the consent of BT or in connection with an acquisition proposal for all the shares of Common Stock and Class A Common Stock (collectively, "Common Shares") in which all stockholders of the Company (including BT) are permitted to participate on an equal basis and in connection with which the Board of Directors conducts an auction for the Company pursuant to certain procedures specified in the Investment Agreement. Such auction procedures could require, among other things, that the Board of Directors conduct an auction for the sale of the Company on commercially reasonable terms over a period of no less than seven months notwithstanding that such procedures may not attract the highest bid for the Company based upon the facts and circumstances at that time. During negotiations BT sought the auction procedures in order to provide it with a meaningful opportunity to bid for the Company in light of the foreign ownership provisions of Section 310(b) of the Communications Act of 1934, as amended (the "Communications Act"), or any successor thereto ("Section 310(b)"). Under Section 310(b), if more than 25% (or such greater percentage as may be specified in an order of the Federal Communications Commission (the "FCC")) of the outstanding capital stock of the Company is owned of record or voted by Non-U.S. Persons or Entities (as hereafter defined), the FCC may revoke certain licenses that are material to the conduct of the business of the Company and its subsidiaries if the FCC determines that such revocation is in the public interest. See "INVESTMENT PROPOSALS -- Regulatory Approvals -- Section 310 of the Communications Act." BT believed that if it sought to acquire the Company, it would need a number of months to seek to obtain an FCC order with respect to Section 310(b). If Section 310(b) is repealed, however, the auction period need not be more than 30 business days. Moreover, the Board of Directors need not continue the auction in connection with a sale of the Company if, among other things, (i) BT is not prepared to submit an acquisition proposal that exceeds the consideration that another bidder is prepared to pay to acquire the Company pursuant to a definitive agreement or letter of intent and certain other conditions are satisfied, or (ii) the Company's independent directors are advised by counsel that, in light of the then current regulatory, competitive and political environment, such counsel believes that BT will not obtain FCC approval to acquire the Company and, on the basis of such advice, determine that no good faith purpose could reasonably be served by providing BT with a continued opportunity to seek such approval. The timing and other requirements of the auction procedures could delay a change in control of the Company should the Board of Directors seek to pursue a change in control of the Company. The auction procedures could also discourage certain third parties from seeking control of the Company. In addition, so long as shares of Class A Common Stock remain outstanding, during the Auction Period the restrictions on redemption of the Rights will make it impractical for any third party to acquire 10% or more of the outstanding Common Shares except pursuant to an acquisition proposal for all the Common Shares or with the consent of BT. See "INVESTMENT AGREEMENT -- Provisions Relating to a Change in Control of the Company -- Business Combinations -- Auction Period" and " -- Auction Procedures." Under certain circumstances, even if the auction procedures are no longer applicable due to the conversion of the Class A Common Stock, if the Board of Directors decides to sell the Company during the period ending ten years after the Closing Date, it must, among other things, provide BT a reasonable opportunity to submit an acquisition proposal.



     No Shopping. The Company has agreed in the Investment Agreement that during the seven years following the Closing, so long as any shares of Class A Common Stock remain outstanding, the Company will not solicit or encourage any third party acquisition of the Company. Such prohibition would prevent the Board of Directors from initiating any sale of the Company even if the Board of Directors were to determine that a sale would be in the best interests of the stockholders of the Company and could therefore impede a change in control of the Company. The Board of Directors would be permitted, however, to provide information to and engage in negotiations with a third party who has made an unsolicited proposal if such actions are legally required for the Board of Directors to discharge its fiduciary duties or to comply with the requirements of Rule 14e-2 under the Exchange Act. After the expiration of such seven year period, until the tenth anniversary of the Closing Date, if any shares of Class A Common Stock are outstanding the Company must provide BT with 60 days prior notice if the Board of Directors determines to solicit a third party acquisition unless such action is taken in response to an unsolicited acquisition proposal by a third party in order to discharge the

Board of Directors' fiduciary duty, in which event such notice must only be provided to BT as soon as practical. After the fourth anniversary of the Closing Date, the obligations of the Company described in this paragraph will terminate, subject to reinstatement under certain circumstances, if the Board of Directors notifies BT that the Board of Directors has decided to pursue a sale of the Company in accordance with the auction procedures specified in the Investment Agreement. See "INVESTMENT AGREEMENT -- Provisions Relating to a Change in Control of the Company -- No Shopping."

     Newco Change of Control Provision. The development and operation of the Joint Venture is expected to involve significant interdependence and cooperation between the Company and BT. Indeed, the Company and BT will, through the entity pursuant to which the Joint Venture will be conducted ("Newco"), receive access to certain intellectual property of the other party and the board of directors of Newco will consist of representatives of the Company and BT. Based upon the foregoing, in the event of a change in control of the Company, BT did not want to be obligated to remain in a business relationship with the Company through Newco. Accordingly, under the terms of the Joint Venture Agreement, BT is entitled to acquire the Company's interest in Newco if any person or group (other than BT) acquires 50% or more of the outstanding voting securities of the Company (the "Newco Change of Control Provision"). Notwithstanding that any purchase of Newco would be at fair market value (as determined in accordance with the Joint Venture Agreement), because the Company and its subsidiaries are required to obtain all of their requirements for Global Products (as hereafter defined) from Newco and will be relying on Newco to provide the necessary infrastructure to supply international enhanced and value-added services to customers of the Company and its subsidiaries, BT's purchase of the Company's interest in Newco and the attendant loss of the Company's right to distribute Newco products could, depending upon the circumstances, have a material adverse effect on the Company, particularly in the event that the strategic and operational significance of Newco to the Company increases over time as is currently anticipated by the Company. Accordingly, the Newco Change of Control Provision could deter third party takeover proposals and could also reduce the price that a third party is willing to pay to acquire control of the Company. See "RELATED TRANSACTIONS -- The Joint Venture -- Termination of the Joint Venture -- BT Termination Rights" and " -- Determination of Fair Market Value."

     Repeal of Capped Voting and Business Combination Provisions. The Closing is conditioned on the repeal of Section 10 of the Restated Certificate, which restricts the voting power of a stockholder of the Company who owns 10% or more of the Company's outstanding voting securities unless such stockholder shall have consummated a tender offer that conforms to certain specified requirements (the "Capped Voting Provision"). Repeal of the Capped Voting Provision was insisted upon by BT because, absent such repeal, BT's holdings in excess of 10% of the Company's outstanding voting securities would not be entitled to full voting rights. Similarly, the Closing is conditioned on repeal of Section 9 of the Restated Certificate which imposes special requirements on business combinations with certain significant stockholders (the "Business Combination Provision"). The repeal of the Capped Voting Provision and the Business Combination Provision would, absent the adoption of the Rights Plan and the other provisions sought by BT that have an antitakeover effect, meaningfully increase the Company's vulnerability to (i) coercive two-tiered, front-end loaded or partial offers which may not offer fair value to all stockholders; and
(ii) market accumulators who through open market or private purchases would be able to exercise a controlling influence over the policies of the Company without paying to selling or remaining stockholders a fair and adequate price, including a sufficient premium for such controlling interest, or who are simply interested in putting the Company into "play." See "THE CHARTER AMENDMENT -- Repeal of the Business Combination and Capped Voting Provisions."

     The Rights Plan. The Closing is conditioned on the adoption of the Rights Plan by the Board of Directors and stockholder approval of such adoption. The Rights Plan is designed to enhance the Board of Directors' ability to negotiate, on behalf of all stockholders, in the event of an unsolicited tender offer or other attempt to accumulate a significant percentage of the Common Shares, and seeks to preserve the Company's ability to maximize long-term stockholder value. The adoption of the Rights Plan should meaningfully reduce the Company's vulnerability to unsolicited takeover attempts by means of coercive two-tiered, front-end loaded or partial offers, open market purchase programs or other means that otherwise might result from the repeal of the Capped Voting Provision and Business Combination Provision. BT sought contractually to obligate the Company to adopt the Rights Plan in order to reduce the likelihood that 10% or more of the Company's voting securities would be acquired by another person or that the Company would be sold pursuant to a transaction not approved by the Board of Directors and, during the Interim Investment Period, by BT. The adoption of the Rights Plan will have certain antitakeover effects, even if the Class A Common Stock is converted into Common Stock and BT is no longer entitled to its related rights under the Investment Agreement. The exercise of the Rights would cause substantial dilution to any person or group (including BT) that attempted to acquire the Company without the approval of the Board of Directors. As a result, the overall effect of the Rights Plan may be to render more difficult or discourage any attempt to acquire the Company even if such acquisition would otherwise be accepted by a majority of the Company's stockholders. Since the Rights are redeemable by the Board of Directors, the Rights Plan should not interfere with a merger or other business combination approved by the Board of Directors, except to the extent that such redemption is subject to the Supermajority Stockholder Vote Provision during the Interim Investment Period or is otherwise restricted by the terms of the Investment Agreement during the Auction Period. See "STOCKHOLDERS RIGHTS PLAN."

     Authorization of Additional Shares of Capital Stock and Elimination of Ability of Public Stockholders to Act by Written Consent. The authorization of additional shares of capital stock pursuant to the Charter Amendment and the elimination of the ability of the holders of Common Stock to act by written consent without a meeting may also have certain antitakeover effects. See "CHARTER AMENDMENT -- Increase of Authorized Capital Stock" and "-- The Consent Amendment."

     Existing Provisions in the By-Laws and Restated Certificate That May Be Considered Anti-Takeover Provisions. Under the by-laws of the Company (the "By-Laws"), the Board of Directors is divided into three classes having staggered three-year terms. The Restated Certificate provides for cumulative voting. These provisions (as well as certain other provisions of the Restated Certificate described below) and all other By-Law provisions may be amended only by the affirmative vote of the holders of at least 80% of the Company's outstanding voting shares or, in the case of amendments to the By-Laws, by a majority of the whole Board of Directors. The effect of these provisions, even in the absence of the adoption of the Investment Proposals, may be to prevent a holder of a large block of voting shares from gaining control of the Board of Directors for at least two successive annual meetings. The Board of Directors currently has 11 members, but the Company expects that the Board will be expanded to 12 members on or prior to the Closing Date. Under the By-Laws, the Board of Directors currently has the authority to increase the size of the Board to 15 members (or three classes of five directors), and to increase the size of the Board even further by approving an amendment to the By-Laws providing for such an increase. Under the Investment Proposals, the Board of Directors would be maintained at 15 members, of whom three directors would be initially elected directly by the holders of the Class A Common Stock (which directors would be elected annually and not serve staggered terms). Vacancies created by an increase in the size of the Board of Directors or for any other reason (other than with respect to directors to be elected by holders of Class A Common Stock under the Investment Proposals) may be filled by the remaining directors then in office. Implementation of this authority could further slow the pace of any change in the Board of Directors.

     The By-Laws also require that notice of proposed nominations by stockholders for the election of directors be given to the Secretary of the Company not less than 60 days prior to the first anniversary of the date of the last meeting of the stockholders for the election of directors. The provision also requires that such notice must contain certain information about each proposed nominee, including his or her age, business and residence addresses and principal occupation, and the number of shares of stock of the Company beneficially owned by such person. The provision is not applicable to nominations by the Board of Directors. This advance notice requirement, by regulating nominations from the floor at any meeting of stockholders, affords management the opportunity to consider the qualifications of the proposed non-management nominees and, to the extent deemed necessary or desirable by management, to inform the stockholders about such qualifications in the Company's proxy statement for the annual meeting.

     Under the By-Laws, directors may be removed only for cause and then only by the affirmative vote of the holders of not less than 80% of the outstanding voting shares. The proposed Charter Amendment would move these provisions to the Restated Certificate and would also add provisions governing removal of the directors elected by holders of the Class A Common Stock. Moreover, under the Restated Certificate, a special meeting of stockholders may be called only by the Chairman of the Board of Directors, by a majority of the Board of Directors or at the request of the holders of not less than two-thirds of the outstanding voting shares.

     The provisions for a classified Board of Directors and cumulative voting, together with the limitation on removal of directors, make it more difficult to remove directors, and ultimately incumbent management, even if a majority of stockholders desire to do so and even where the only reason for the proposed removal may be stockholder dissatisfaction with the performance of the incumbent directors. A person who has gained as much as majority voting control of the Company will be unable to gain immediate control of the Board of Directors unless such person can obtain sufficient additional votes to amend various provisions of the Restated Certificate and By-Laws, and even then, under the DGCL, an amendment to the Restated Certificate may only be presented to stockholders for approval if adopted and declared advisable by the then sitting Board of Directors.

     The Capped Voting Provision and the Business Combination Provision, which are proposed to be repealed under the Charter Amendment, could also discourage tender offers or takeover attempts. See "THE CHARTER AMENDMENT -- Repeal of the Business Combination and Capped Voting Provisions."

     Other than the Charter Amendment, management does not presently intend to propose for stockholder approval any other amendments to the Restated Certificate which may discourage tender offers or takeover attempts.


     Summary. During the Interim Investment Period, the Supermajority Stockholder Vote Provision and BT's consent rights to a Business Combination provided for under the terms of the Class A Common Stock, will render it unlikely that a third party would acquire control of the Company without BT's consent. Thereafter, the restrictions on the Company's ability to solicit or encourage an acquisition of the Company, the auction requirements and related provisions during the Auction Period, the Newco Change of Control Provision, the Rights Plan as well as the provisions of the Restated Certificate and the By-Laws of the Company described above, may render more difficult or discourage any attempt to acquire control of the Company, particularly if BT opposes such change of control.



     Board Representation; Consent Rights



     The Class A Common Stock will vote separately as a class for directors and will elect a number of Class A Directors that is roughly proportionate (subject to rounding) to the aggregate voting power of the Company's voting securities represented by the Class A Common Stock. Accordingly, because BT's investment in the Company will initially represent approximately 20% of the outstanding voting securities of the Company and assuming that the Board of Directors is increased to 15 members, the Class A Common Stock would initially elect 3 of the anticipated 15 directors. This is roughly equivalent to the same representation that would be available to BT if it were issued Common Stock in lieu of Class A Common Stock and cumulated its votes for election of directors as currently permitted under the Restated Certificate. See "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Election of Directors." So long as any shares of Class A Common Stock remain outstanding, BT will also be entitled to consent rights in respect of certain significant actions by the Company, including acquisitions, investments and dispositions in excess of specified percentages of the Company's market capitalization. See "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock Consent." Under certain circumstances, even if the shares of Class A Common Stock are converted into shares of Common Stock, so long as BT's percentage ownership of the Company's voting securities (as determined in accordance with provisions of the Investment Agreement (the "Outstanding Interest") which exclude from the determination of the number of outstanding voting securities certain securities, including, subject to certain exceptions, securities issued pursuant to Employee Stock Plans (as hereafter defined), in respect of which BT has not exercised its Equity Purchase Rights described below under "INVESTMENT AGREEMENT -- Provisions Relating to the Maintenance of BT's Proportionate Ownership Interest -- Equity Purchase Rights") is at least 10% and certain other conditions are satisfied, under the Investment Agreement the Board of Directors will be required to nominate for election to the Board of Directors a number of designees of BT that is roughly proportionate (subject to rounding) to the percentage of the Company's outstanding voting securities then owned by BT. See "INVESTMENT AGREEMENT -- Board Representation and Voting Provisions -- Board of Directors."

     BT may have interests that diverge from or even conflict with those of the Company. The Investment Agreement contains certain provisions to address and reduce the possibility of conflicts of interest between BT and the other stockholders by providing that the shares of Class A Common Stock will convert to Common Stock and that BT will no longer be entitled to be represented on the Board of Directors if, among other things, (i) BT's ownership interest in the Company falls below certain specified thresholds, (ii) subject to certain exceptions, BT is found to have engaged in certain activities relating to the Core Business (as hereafter defined) of the Company in the Americas (see "INVESTMENT AGREEMENT -- Release of Rights and Obligations -- Loss of BT Rights") or (iii) either BT or the Company no longer holds its interest in Newco and, in respect only of the loss of BT's right to be represented on the Board of Directors, the Board of Directors, including a majority of the Independent Directors (as hereafter defined), determines in its sole discretion that it would not be in the best interest of the Company for the BT designees to remain on the Board of Directors or certain other conditions are satisfied. See "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Conversion" and "
- -- Board Representation and Voting Provisions -- Board of Directors." Such potential conflicts of interest are also addressed by provisions of the Investment Agreement relating to (i) Independent Directors comprising a majority of the Board of Directors and the role of the Independent Directors in certain determinations and (ii) the constraints on BT taking certain actions during the post-standstill period. See "INVESTMENT AGREEMENT -- Standstill and Related Provisions -- Standstill Period" and " -- Post-Standstill Provisions"; " -- Provisions Relating to a Change in Control of the Company -- Business Combinations -- Auction Procedures"; " -- Provisions Relating to the Maintenance of BT's Proportionate Ownership Interest -- Equity Purchase Rights -- Voting Equity Purchase Rights" and " -- Limitation on Issuance of Stock to Non-U.S. Persons or Entities; Redemption of Stock Held by Non-U.S. Persons or Entities -- Redemptions"; " -- Board Representation and Voting Provisions -- Board of Directors"; and " -- Continuance of Certain Rights."

     Redemption Provision; Possible Redemption of Shares held by Non-U.S.
Persons

     The Charter Amendment would, among other things, allow the Company to redeem outstanding shares of the Company's capital stock to the extent necessary to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Company or any of its subsidiaries (such provision of the Charter Amendment is referred to as the "Redemption Provision"). The Redemption Provision is being proposed in order to assure that the Company will be able to comply with the foreign ownership provisions contained in Section 310(b), although the Redemption Provision could be used in other circumstances if necessary to prevent the loss of any governmental license or franchise. Section 310(b) currently provides that, absent an FCC order expressly permitting a higher level of foreign ownership, if more than 25% of the Company's capital stock is owned of record or voted by Non-U.S. Persons or Entities (as hereafter defined) the FCC may revoke certain licenses that are material to the conduct of the business of the Company and its subsidiaries if the FCC finds that such revocation is in the public interest. Based upon the results of a survey of the Company's public stockholders conducted in July 1993 in accordance with FCC guidelines, and assuming that BT had then been issued shares of Class A Common Stock representing 20% of the Common Shares outstanding after such issuance, the aggregate foreign ownership of the Company's outstanding capital stock (including shares owned by BT) at such time would have equaled 24.98 percent, plus or minus 1.32 percent (at a survey confidence level of 97.5 percent). Although the Company has filed a Petition for Declaratory Ruling (the "FCC Petition") with the FCC requesting, among other things, that the FCC permit up to 28 percent of the Company's capital stock to be owned by Non-U.S. Persons or Entities, the Company cannot predict whether the FCC will grant such request. See "CHARTER AMENDMENT -- Redemption Provision" and "INVESTMENT PROPOSALS -- Regulatory Approvals --
Section 310 of the Communications Act."

     If at any time following the Closing the percentage of the Company's outstanding capital stock owned by Non-U.S. Persons or Entities were to exceed 25 percent or such greater percentage as may be set forth in an

FCC order, under the Redemption Provision the Company could redeem shares of the Company's capital stock held by Non-U.S. Persons or Entities at a price equal to the fair market value of such shares, except that the redemption price in respect of any shares purchased by any relevant Non-U.S. Person or Entity after February 4, 1994 and within one year of the redemption date will not (unless otherwise determined by the Board of Directors) exceed the purchase price paid for such shares by such Non-U.S. Person or Entity. If the Company were to redeem shares of its stock in order to comply with Section 310(b), the shares to be redeemed would be selected in a manner determined by the Board of Directors which may include selection first of the most recently purchased shares, selection by lot or selection in any other manner determined by the Board of Directors to be equitable, provided that the Company would, to the fullest extent permitted by law, redeem shares of Common Stock before redeeming shares of Class A Common Stock. See "CHARTER AMENDMENT -- Redemption Provision." The Redemption Provision could have an adverse effect on the price of the Common Stock.


     Dilution

     The Investment Agreement contemplates the issuance by the Company of a substantial amount of Class A Common Stock at the Closing. This issuance will dilute the voting rights of existing holders of the Common Stock and could have the effect of diluting the economic interests of the existing holders of Common Stock. The Class A Common Stock will share ratably in dividends and liquidating distributions with Common Stock. Whether the initial issuance of shares of Class A Common Stock will have a dilutive effect on the earnings per share of Common Stock and, if so, the extent of such dilution will depend upon, among other factors, the actual earnings generated by the application of the Transaction Proceeds. See "Use of Proceeds" above. In addition, for so long as BT's Outstanding Interest is at least 10%, BT will have the right, subject to certain restrictions, to maintain its proportionate ownership of the Company's equity securities through the exercise of certain purchase rights in respect of all new issuances of voting securities of the Company and options, warrants, rights and other securities convertible into or exchangeable for such voting securities. See "INVESTMENT AGREEMENT -- Provisions Relating to the Maintenance of BT's Proportionate Ownership Interest -- Equity Purchase Rights." The issuance of additional securities pursuant to the exercise of such purchase rights could also have a dilutive effect on the current holders of Common Stock.

REGULATORY APPROVALS


     General. The Company and BT are generally obligated under the Investment Agreement and the Joint Venture Agreement, as applicable, to make all necessary filings relating to the transactions contemplated by the Investment Agreement, the Joint Venture Agreement and the BTNA Agreement (collectively, the "Transactions") under the Communications Act, the HSR Act, and applicable European Community and U.K. competition laws and to use their best effort to furnish, as promptly as practicable, all information and documents requested under each of such laws and to otherwise cooperate with the applicable regulatory authorities in order to obtain all required regulatory approvals in as expeditious a manner as possible. The Company and BT also filed a voluntary notification under Section 721 of the Defense Production Act of 1950, as amended (the "Exon-Florio Amendment"), and the Company filed with the Defense Investigative Service necessary documents to demonstrate that foreign ownership, control or influence ("FOCI") of the Company will not result from the transactions contemplated by the Investment Agreement.



     There can be no assurance that the Company and BT will be able to obtain all necessary regulatory approvals or other actions that are required to consummate the Transactions. Furthermore, it is possible that any one or more of such regulatory approvals or other actions which have not yet been received or taken may impose material conditions on the Company or BT or may be conditioned on material modifications being made to the Transactions or the receipt of undertakings from the Company or BT, which conditions, modifications or understandings could have an adverse effect on the Company. Each of the Company and BT have agreed to use their respective best efforts to resolve such objections, if any, as the applicable regulatory authorities may assert with respect to the Transactions. In the event that a suit is instituted by any person or regulatory authority challenging the Investment Agreement and the transactions contemplated therein as violative of the Communications Act or applicable antitrust or competition laws, each of the Company and BT have agreed to use their best efforts to resist or resolve such suit. Each of the Company and BT have also agreed to appeal and/or litigate any adverse ruling of the European Commission or applicable U.K. regulatory authorities relating to the Joint Venture. Generally, neither the Company nor BT is required, however, to provide any undertakings or comply with any condition that would materially and adversely affect their respective rights under the Joint Venture Agreement and the agreements relating thereto or would, in their respective reasonable opinion, materially diminish, taken as a whole, the Company's or BT's, respectively, rights or protections under the Investment Agreement, the Restated Certificate and the By-Law Amendments or materially and adversely affect their respective businesses taken as a whole. In addition, the Joint Venture Agreement provides that the obligations of the Company and BT to use their respective best efforts to obtain regulatory clearance for the transactions relating to the Joint Venture do not require the divestiture of any business having a fair market value in excess of $15 million. Subject to applicable law, if the Company's stockholders approve the Investment Proposals, the Board of Directors reserves the right, for any reason, to amend or waive any right under the Investment Agreement, the Joint Venture Agreement or any agreement relating thereto without further stockholder action and for any reason including in order to obtain receipt of necessary regulatory approvals in a timely manner.


     Section 310 of the Communications Act. Certain subsidiaries of the Company hold licenses granted by the FCC that are material to the business of the Company and its subsidiaries. Section 310(b) permits the FCC to revoke such licenses if, among other things, more than 25% of the capital stock of the Company is owned of record or voted by Non-U.S. Persons or Entities and the FCC finds that the public interest would be served by such revocation. Section 310(d) of the Communications Act ("Section 310(d)") requires FCC approval prior to the transfer of control of any entity such as the Company which owns subsidiaries that hold common carrier radio licenses.

     On August 23, 1993, the Company and BT filed the FCC Petition requesting written confirmation from the FCC that the transactions contemplated by the Investment Agreement do not require FCC approval pursuant to Section 310(d) and that BT's investment in the Company contemplated by the Investment Agreement, even when aggregated with non-BT foreign ownership of the Company, is consistent with and permissible under Section 310(b). Based upon a survey of the Company's public stockholders conducted in July 1993 in accordance with FCC guidelines, and assuming that BT had then been issued shares of Class A Common Stock representing 20% of the Common Shares outstanding after such issuance, the aggregate foreign ownership of the Company's outstanding capital stock (including shares owned by BT) at such time would have equaled 24.98 percent, plus or minus 1.32 percent (at a survey confidence level of 97.5 percent). In order to cover the possibility of minor fluctuations in the amount of shares held by the Company's public stockholders who are Non-U.S. Persons or Entities, the FCC Petition also requests that the FCC find that aggregate foreign ownership of 28 percent of the Company's outstanding capital stock would be permissible under Section 310(b). While the Company believes that BT's proposed investment in the Company is consistent with Section 310(b) and does not require approval pursuant to Section 310(d), the Company cannot predict the outcome of the FCC Petition. Furthermore, even if the FCC were to confirm that BT's proposed investment is consistent with Section 310(b), the FCC may be unwilling to permit foreign ownership of up to 28 percent, which could have an adverse impact on the ability of the Company and BT to consummate the transactions contemplated by the Investment Agreement.

     U.S. Antitrust Laws. Under the HSR Act and the rules promulgated thereunder by the Federal Trade Commission (the "FTC"), the Closing under the Investment Agreement, the simultaneous closing of the transactions contemplated by the Joint Venture Agreement (the "Joint Venture Closing") and closing of the transactions under the BTNA Agreement may not be consummated until notifications have been given and certain information has been furnished to the FTC and the Antitrust Division of the Department of Justice (the "Antitrust Division") and the applicable waiting period has expired or been terminated. On August 24, 1993, the Company and BT filed notification and report forms under the HSR Act with the FTC and the Antitrust Division relating to the transactions contemplated by the Investment Agreement and the Joint Venture Agreement. On September 23, 1993, the Company and BT received from the Antitrust Division a request for additional information concerning the transactions contemplated by the Investment Agreement and the Joint Venture Agreement. Under the HSR Act, the Closing and the Joint Venture Closing may not occur until 20 days after both the Company and BT have substantially complied with the applicable requests. On December 6, 1993, the Company and BT filed report forms under the HSR Act with the FTC and the Antitrust Division regarding the transactions contemplated by the BTNA Agreement and on December 21, 1993 received early termination of the applicable waiting period under the HSR Act to permit the closing of the transactions under the BTNA Agreement. While the Company believes that the Transactions will promote competition in U.S. and international telecommunications markets, there can be no assurance that the Antitrust Division will not challenge or seek to modify the Transactions in their present form or that the Company or BT will be able to satisfy any objections that the Antitrust Division may have regarding the Transactions.



     At any time before or after the consummation of the Transactions, notwithstanding that the waiting period under the HSR Act has expired, the Antitrust Division, the FTC or any state could take such action under U.S. antitrust laws as it deems necessary or desirable in the public interest. Such action could include seeking to enjoin the consummation of the Transactions or seeking divestiture of substantial assets of the Company. Private parties may also seek to take legal action under U.S. antitrust laws under certain circumstances.



     The Exon-Florio Amendment. The Exon-Florio Amendment empowers the President of the United States to prohibit or suspend an acquisition of, or investment in, a United States company by a foreign person if the President finds, after investigation, credible evidence that the foreign person might take action that threatens to impair the national security of the United States and that other provisions of existing law do not provide adequate and appropriate authority to protect the national security. The Exon-Florio Amendment permits parties that it might affect to voluntarily submit notification to the Chairman of the Committee on Foreign Investment in the United States ("CFIUS"). Any determination that an investigation is called for must be made within 30 days of such notice. The Company and BT jointly notified CFIUS in writing of the transactions contemplated by the Investment Agreement on December 20, 1993 and received notification from CFIUS on January 21, 1994 that no further action in respect of such transactions would be taken under the Exon-Florio Amendment.



     Defense Investigative Service. Because the Company's subsidiaries hold Department of Defense ("DOD") facility clearances and are federal contractors eligible for access to classified information, the Company is subject to FOCI restrictions. Defense Investigative Service ("DIS") is the government entity responsible for all DOD related security matters including FOCI. The Company has submitted to DIS a proposal to negate any potential FOCI issues generated by the Investment Agreement. This proposal includes provisions from the Investment Agreement that restrict BT, including its designees to the Company's Board of Directors, from access to classified information. On December 16, 1993, DIS advised the Company that it had found the proposal acceptable.


     European Community Competition Regulations. Article 85 of the Treaty of Rome ("Article 85") prohibits parties from entering into agreements or arrangements which restrict competition in the European Community (the "EC") and affect trade between EC member states without seeking the approval of the EC Commission. Breach of Article 85 exposes the parties to, among other things, the risk of substantial fines from the EC Commission and the risk of third party actions for injunctions or damages. The Company and BT notified the EC Commission of the Transactions in an application for negative clearance (i.e., that Article 85 does not apply) or exemption (i.e. that Article 85 applies but the agreement is not unduly restrictive) under Article 85. The parties are thus protected from the risk of fines. Requests for further information were made by the EC Commission on September 24, 1993 and October 25, 1993, to which each of the Company and BT responded on October 15, 1993 and November 3, 1993, respectively. The EC Commission has agreed to deal with the filing under its accelerated review procedures. Under Article 85, the EC Commission may either grant a negative clearance or an exemption (in either case, with or without requiring amendments to the agreements constituting the Transactions and/or requiring the parties to agree to conditions or undertakings) or notify the parties that it intends to take no action in respect of the agreements. The EC Commission has developed a procedure whereby it issues a "comfort letter" to the parties in which it informs them of the view it takes of the agreements. Such a letter does not constitute a formal decision and does not preclude the EC

Commission from reviewing the relevant transactions and issuing a formal decision regarding the notified transactions. No assurance as to the final outcome of the procedure can be given.

     U.K. Merger Control. The Transactions are subject to preliminary assessment by the U.K. Office of Fair Trading (the "OFT") under the merger provisions of the U.K. Fair Trading Act 1973 (the "FTA"). Following receipt of a recommendation from the U.K. Director General of Fair Trading, the U.K. Secretary for Trade and Industry (the "Secretary of State") has discretion to decide whether or not to refer a transaction to the U.K. Monopolies and Mergers Commission (the "MMC") which, in the event of a reference, would be required to determine whether or not the transaction "operates or may be expected to operate against the public interest". A joint submission to the OFT was made by the Company and BT on November 2, 1993 requesting confirmation from the Secretary of State that the Transactions will not be referred to the MMC. On December 16, 1993, the OFT advised the Company and BT that the Secretary of State had decided not to refer the matter to the MMC.

     U.K. Restrictive Trade Practices Act 1976. The U.K. Restrictive Trade Practices Act 1976 (the "RTPA") applies to agreements under which, broadly, two or more persons carrying on business within the U.K. in the production or supply of goods or the supply of services accept certain types of restrictions. On September 17, 1993, the OFT decided that the Transactions were not currently registrable under the RTPA.

     U.K. Telecommunications Regulation. Pursuant to the U.K. Telecommunications Act 1984 (the "U.K. Telecommunications Act"), operation of a telecommunications system in the U.K. requires use of an individual or class license issued by the Secretary of State. The Transactions are conditional upon either the Secretary of State notifying the Company or BT that no class license has been or is to be revoked or that Newco otherwise possesses the necessary license to carry on its business and that such license is not subject to any conditions that would have a material adverse effect on the business of Newco taken as a whole. In either case, if as a direct result of the above, the Secretary of State or the Director General of Telecommunications shall have formally proposed to amend BT's license, it is a condition to the Transactions that such proposed amendment not have a material adverse effect on the business of BT taken as a whole. The parties intend to comply with the requirements of the U.K. Telecommunications Act. There can be no assurance that the Secretary of State will provide the requisite notice or grant an individual notice to Newco.

                       INVESTMENT AGREEMENT (ITEM NO. 1)

     The stockholders are being asked to approve the Investment Agreement and the performance by the Company of all transactions and acts on the part of the Company contemplated under the Investment Agreement, including the issuance and sale to BT of shares of Class A Common Stock and any shares of Common Stock issued upon the conversion of the shares of Class A Common Stock. The following is a summary of certain provisions of the Investment Agreement, which, as amended through the date of this Proxy Statement, is attached as Appendix I to this Proxy Statement and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the Investment Agreement.

     The Board of Directors reserves its right, pursuant to the Investment Agreement, to amend the provisions of the Investment Agreement in all respects in accordance with its terms and without stockholder approval before or after approval of the Investment Proposals by the Company's stockholders. The Board of Directors also reserves the right to terminate the Investment Agreement in accordance with its terms notwithstanding stockholder approval.

PURCHASE AND SALE OF CLASS A COMMON STOCK


     Pursuant to the terms of the Investment Agreement the Company has agreed, subject to the terms and conditions set forth therein, to issue to BT on the Closing Date shares of Class A Common Stock representing approximately 20% of the aggregate number of shares of Common Stock and Class A Common Stock outstanding after giving effect to such issuance. The shares of Class A Common Stock to be issued to BT on the Closing Date include (i) the 106,752,106 shares to be sold to BT for a cash purchase price of approximately $32.46 per share and
(ii) the 27,472,976 shares to be issued to BT on the Closing Date in exchange for the shares of Common Stock to be received by BT upon conversion of the shares of Convertible Preferred Stock. After taking into account the price paid by BT for the Convertible Preferred Stock, BT will have acquired the shares of Class A Common Stock to be issued in connection with the Closing at an average price of $32.00 per share.

     Subject to the terms and conditions of the Investment Agreement, BT will have the option to purchase from the Company on the Closing Date, at a cash price of $32.00 per share, all but not less than all of that number of additional shares of Class A Common Stock equal to 25% of the aggregate number of shares of Common Stock actually issued between July 28, 1993 and the Closing pursuant to the exercise of options or any other rights to acquire shares of Common Stock granted, issued or otherwise existing prior to August 4, 1993 pursuant to the Company's employee benefit plans and programs pursuant to which employees or directors of the Company or its subsidiaries may acquire shares of Common Stock or options, warrants or other rights to acquire capital stock of the Company (all such present, past or future plans or programs are referred to herein as "Employee Stock Plans" and all such options or other rights to acquire Common Stock are referred to herein as "Existing Options").

     The Investment Agreement provides that the number of shares of Class A Common Stock to be issued to BT in connection with the Closing will be reduced to the extent necessary so that the aggregate percentage of the outstanding capital stock of the Company owned of record or voted by BT and all other Non-U.S. Persons or Entities does not exceed 1/10th of 1% less than the Foreign Ownership Limitation (as hereafter defined) (the "Closing Foreign Ownership Limitation"). If the number of shares of Class A Common Stock issued to BT has been so reduced, within one year following the Closing the Company will sell to BT at a price of $32.00 per share the number of shares of Class A Common Stock so reduced. "Foreign Ownership Limitation" means the maximum aggregate percentage of the capital stock of the Company that may be owned of record or voted (as such terms are used in Section 310(b) and interpretations thereof by the FCC) by Non-U.S. Persons or Entities under Section 310(b). As of the date hereof, the Foreign Ownership Limitation equals 25 percent. Although the Company has filed the FCC Petition requesting, among other things, that the FCC permit up to 28 percent of the Company's capital stock to be owned by Non-U.S. Person or Entities, the Company cannot predict whether the FCC will grant such request. See "INVESTMENT PROPOSALS -- Regulatory Approvals -- Section 310 of the Communications Act." "Non-U.S. Persons or Entities" means any foreign government or the representative thereof, any alien or the representative of any alien or any corporation organized under the laws of any foreign country, as those terms are used in Section 310(b).

TERMS OF THE CLASS A COMMON STOCK

     General. The Class A Common Stock is equivalent on a per share basis to the existing Common Stock in all respects other than voting rights and conversion rights. BT will be issued shares of Class A Common Stock rather than Common Stock primarily to enable BT to elect directly its designees to the Board of Directors and to exercise certain consent rights in its capacity as a stockholder.

     Dividends. The holders of shares of Class A Common Stock will be entitled to receive, when, as and if declared by the Board of Directors, dividends in an amount per share equal to the per share amount of any dividend paid on the Common Stock, payable on the same date of payment as the corresponding dividend on the Common Stock. If the Company pays any dividend on the Common Stock in shares of Common Stock or effects a subdivision, combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock, then the Company will declare and pay an equivalent dividend per share on the Class A Common Stock payable in shares of Class A Common Stock or effect an equivalent subdivision or combination or consolidation of the outstanding shares of Class A Common Stock into a greater or lesser number of shares of Class A Common Stock.

     Liquidation Rights. After distribution in full of any preferential amount to be distributed to the holders of preferred stock of the Company, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company, the holders of the Class A Common Stock are, subject to the right, if any, of the holders of any series of preferred stock to participate therein, entitled together with the holders of the

Common Stock to receive all the remaining assets of the Company available for distribution to stockholders, ratably in proportion to the number of shares held by each such holder.

     Voting Rights. Except as may otherwise be required by law or be provided for under the terms of any preferred stock issued by the Company, and except in connection with the election of directors or certain consent rights as set forth below, each share of Class A Common Stock will be entitled to one vote on each matter in respect of which the holders of the Common Stock are entitled to vote, and the holders of the Class A Common Stock will vote together with the holders of the Common Stock as a single class.

     Election of Directors. The holders of the Class A Common Stock will have the right, voting separately as a class, to elect that number of directors of the Company (the "Class A Directors") equal to the product (rounded to the nearest whole number) of (x) the percentage of the aggregate voting power of the Outstanding Voting Securities represented by shares of Class A Common Stock times (y) the total number of directors constituting the whole Board of Directors, unless the percentage of aggregate voting power of the Outstanding Voting Securities owned by BT and its affiliates (the "Outstanding Voting Interest") is between 15% and 20% (inclusive), in which event the multiplier set forth in clause (x) will be 20% in lieu of the then Outstanding Voting Interest. The directors of the Company other than the Class A Directors will be elected by the holders of the class or classes or series of stock entitled to vote therefor (currently consisting only of Common Stock), but excluding the Class A Common Stock.

     Since the Outstanding Voting Interest will initially equal approximately 20%, BT will initially elect 3 of an expanded 15 member Board of Directors after the Closing. This is roughly equivalent to the same representation that would be available to BT if it were issued Common Stock in lieu of Class A Common Stock and cumulated its votes for election of directors as currently permitted under the Restated Certificate.

     Matters Requiring Class A Common Stock Consent. So long as any shares of Class A Common Stock are outstanding, the consent or affirmative vote of the holders of a majority of the outstanding shares of Class A Common Stock, voting separately as a class, will be needed for the Company to (i) amend the Restated Certificate so as to affect adversely the rights of holders of shares of Class A Common Stock; (ii) effect any Business Combination prior to the fourth anniversary of the Closing Date; (iii) issue any capital stock having either more than one vote per share (other than pursuant to the Rights Plan) or a class vote on any matter, except to the extent such class vote is required by the DGCL or to the extent that the holders of any series of preferred stock may have the right, voting separately as a class, to elect a number of directors of the Company upon the occurrence of a default in payment of dividends or redemption price; (iv) adopt any stockholder rights plan, or any other plan or arrangement that could reasonably be expected to disadvantage any stockholder on the basis of the size of its shareholding, such that BT or any of its affiliates would be adversely affected in relation to their position under the Rights Plan as in effect on the Closing Date, or amend, modify or terminate the Rights Plan (excluding any redemption or exchange of the Rights and excluding any amendment of the Rights Plan made in order that the execution of a definitive agreement providing for a business combination or the consummation thereof would not result in the Rights becoming exercisable if at the time of such amendment the Company would otherwise be entitled to redeem the Rights) if such action would adversely affect the rights of BT and its affiliates in relation to their position under the Rights Plan as in effect on the Closing Date; (v) issue shares of Common Stock, Class A Common Stock or any other securities of the Company having voting power under ordinary circumstances with respect to election of directors of the Company ("Voting Securities") (other than pursuant to or upon (v) the terms of the Class A Common Stock, (w) the exercise or exchange of the Rights, (x) grants or issuances of capital stock or any options or other rights to acquire shares of capital stock pursuant to Employee Stock Plans and any Voting Securities issuable upon the exercise of any such options or other rights (y) the exercise of any options to purchase Voting Securities granted in connection with the execution of a definitive agreement providing for a business combination or (z) the reissuance of Voting Securities purchased by the Company subsequent to August 4, 1993) representing voting power in excess of
(A) 10% of the aggregate voting power of the outstanding Voting Securities of the Company as of the date of such issuance in any single or related series of transactions or (B) 15% of the aggregate voting power of the average number of Voting Securities of the Company outstanding over a rolling three-year period, in each case after giving effect to the issuance or issuances in question; (vi) issue Voting Securities (other than (x) on a pro rata basis to all holders of a class or series of capital stock generally, (y) upon the exercise or exchange of the Rights or (z) upon the exercise of any options to purchase Voting Securities granted in connection with the execution of a definitive agreement providing for a business combination) to any person (other than BT and its affiliates) that beneficially owns, or as a result thereof would beneficially own more than 5% of the outstanding Voting Securities, or effect transactions (other than (A) on an equal basis to all holders of a class or series of capital stock generally, (B) in accordance with the Rights Plan or (C) any Business Combination effected subsequent to the fourth anniversary of the Closing Date) with any person that beneficially owns more than 5% of the outstanding shares of capital stock of the Company; (vii) any single or related series of acquisitions of businesses or assets or investments therein (including, without limitation, the formation of a joint venture with persons other than BT), other than money market types of investments and trade receivables, pursuant to which the aggregate purchase price paid by the Company will exceed 20% of the Company's then current market capitalization (determined in the manner set forth in the Investment Agreement);
(viii) effect any single or related series of acquisitions of businesses or assets or investments in a Non-Core Business (as hereafter defined) pursuant to which the aggregate purchase price paid by the Company will exceed 5% of the Company's market capitalization (determined in the manner set forth in the Investment Agreement) except to the extent that any such Non-Core Business is obtained in the course of a bona fide transaction the principal purpose of which is the acquisition of a Core Business (also see " -- Sale of Non-Core Business" below); (ix) effect any single or related series of sales, transfers or other dispositions or encumbrances of assets having a fair market value in excess of 15% of the aggregate fair market value of the total assets of the Company and its subsidiaries (other than a sale of all or substantially all of the assets of the Company); (x) incur indebtedness for money borrowed (including financing whether or not required to be presented on the consolidated balance sheet of the Company and its subsidiaries) that would cause the Company's ratio of consolidated debt-to-total capitalization (determined in the manner set forth in the Charter Amendment) to exceed 65%; or (xi) declare any extraordinary cash dividend or other distribution to holders of any capital stock in excess of 5% of the market capitalization (determined in the manner set forth in the Investment Agreement) of the Company at the time of such dividend or distribution. Because all of the shares of Class A Common Stock will be owned by BT or its affiliates, for so long as any shares of Class A Common Stock remain outstanding, except as described below, the Company will be prohibited from taking any of the foregoing actions without the consent of BT. "Non-Core Business" means any business that is not a Core Business and "Core Business" means all telecommunications and other electronic information services and equipment for the provision of such services, as they now or may hereafter exist, including, without limitation, all forms of telecommunications access and egress (landline and wireless), and value-added consumer and business services generated through or as a result of underlying telecommunications services using all technology (voice, data and image) and physical transport, network intelligence, and software applications, and including, without limitation, (i) information processing, (ii) systems integration and outsourcing, (iii) transaction processing and (iv) cable television.


     Notwithstanding the consent rights described above, no consent of the holders of Class A Common Stock will be required for actions involving transactions solely between or among the Company and one or more of its subsidiaries, in order for the Company to satisfy its obligations or exercise its rights under the Investment Agreement, the Joint Venture Agreement or any related agreement, for any transactions pursuant to the terms of the Class A Common Stock, for any other transaction between or in respect of the Company or any of its affiliates, on the one hand, and any holder of the Class A Common Stock or any of their affiliates, on the other hand, or in connection with any action pursuant to a requirement of law.

     Conversion. If any share of Class A Common Stock is sold, transferred, pledged or otherwise disposed of (each such act a "Transfer") to any person other than a wholly-owned subsidiary of BT, each such share will be automatically converted into one share of Common Stock. Upon the occurrence of a Conversion Event (as hereafter defined), each share of Class A Common Stock then outstanding will automatically be converted into one share of Common Stock. A "Conversion Event" is, in general, any of the following occurrences: (i) the Outstanding Interest becomes less than 10% other than solely as a result of the redemption of Voting Securities beneficially owned by BT pursuant to the Redemption Provision; (ii) BT has Transferred in the aggregate Voting Securities representing more than 25% of the largest amount in voting power of Voting Securities at any time beneficially owned by BT and its affiliates and the Outstanding Interest is less than 15% (other than solely as a result of the redemption of Voting Securities beneficially owned by BT pursuant to the Redemption Provision); (iii) either the Company or BT no longer holds an interest in Newco, subject to the requirement under certain limited circumstances that a Conversion Event shall occur only if the Company delivers notice to BT consenting to the conversion of the Class A Common Stock (see "RELATED TRANSACTIONS -- The Joint Venture -- Transfer Restrictions" and "-- Termination of the Joint Venture"; see also "Standstill and Related Provisions" below); (iv) there has been any judicial determination (other than in an ex parte proceeding), following certain specified procedures, that BT or any of its affiliates has materially breached the transfer, standstill or voting provisions of the Investment Agreement; or
(v) BT has engaged in the Core Business of the Company in the Americas to an extent not contemplated by the Investment Agreement as described below under "Release of Rights and Obligations -- Loss of BT Rights."

STANDSTILL AND RELATED PROVISIONS

     Standstill Period. The Investment Agreement provides that during the ten year period following the Closing Date (the "Standstill Period"), neither BT nor any of its affiliates may acquire beneficial ownership of any additional shares of capital stock of the Company or securities convertible into such shares or options, warrants or other rights to acquire such shares (collectively, "Equity") such that BT and its affiliates would beneficially own more than 20% of all Voting Securities outstanding. This restriction on the acquisition of additional Equity by BT and its affiliates (the "Standstill") does not apply if, and then only to the extent permitted by the then existing Foreign Ownership Limitation and any other requirements of law the violation of which would have an adverse effect on the Company, (i) there is a judicial determination (other than in an ex parte proceeding) that the Company has materially breached certain obligations under the Investment Agreement or (ii) there is a final non-appealable court order, judgment or decree declaring the Rights Plan or any successor plan thereto invalid (a "Rights Plan Invalidation Decree") and either
(x) a third party not affiliated with BT or any of its affiliates had commenced a bona fide tender offer or exchange offer (a "Bona Fide Offer") for at least 20% of the outstanding shares of capital stock of the Company or (y) a third party not affiliated with BT or any of its affiliates has acquired beneficial ownership of at least 10% of the outstanding shares of capital stock of the Company and has publicly disclosed a present intent that is other than passive in all material respects (such acquisition is hereafter referred to as a "Third Party Acquisition"). If the Standstill is terminated by reason of a Bona Fide Offer for all of the outstanding Common Shares, then, during the pendency of such Bona Fide Offer, BT and its affiliates may only acquire additional shares of Common Stock pursuant to a tender offer or exchange offer for all of the outstanding shares of Common Stock. The Investment Agreement provides for different standstill termination events if the Rights Plan (or any successor plan thereto) has been terminated or the Rights redeemed other than in connection with a Bona Fide Offer.


     BT has agreed that during the Standstill Period neither BT nor any of its affiliates will seek to have the Company waive, amend or modify any of the restrictions contained in the Investment Agreement, the Restated Certificate or the By-Laws of the Company, make any Acquisition Proposal (as hereafter defined), take any initiatives involving the Company that would otherwise require the Company to make a public announcement, make any public comment or proposal with respect to any Acquisition Proposal, become a member of any "group" involving the ownership of the Company's securities, enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing or otherwise seek to control or influence the Company, except that BT has the right to make a tender offer or exchange offer for all the outstanding shares of Common Stock if the Company consents to the conversion of the Class A Common Stock following BT's acquisition of the Company's interest in Newco as a result of the Company materially breaching certain of its obligations under the Joint Venture Agreement or the Intellectual Property Agreement (as hereafter defined) and certain other limited circumstances. The obligations of BT and its affiliates described in this paragraph will terminate at such time as the Standstill terminates as described above. As set forth in the Investment Agreement. "Acquisition Proposal" means any tender offer or exchange offer or proposal with respect to a Business Combination or a sale of 10 percent or more of the outstanding Voting Securities.



     Post-Standstill Provisions. The Investment Agreement provides that, in general, following the expiration of the Standstill Period (unless the restrictions described above in the first paragraph under "Standstill

Period" have been terminated and not reinstated prior to the tenth anniversary of the Closing Date due to the occurence of one of the events referenced in such paragraph), for as long as the Outstanding Interest is at least 10%, neither BT nor any of its affiliates may (i) take any action that could result in less than a majority of the directors of the Company being Independent Directors; (ii) acquire, except as described below, the beneficial ownership of any Equity to the extent that, after such acquisition, BT and its affiliates would beneficially own more than 35% of all Voting Securities outstanding (or 30% if Section 310(b) has been repealed or otherwise would not in the reasonable judgment of BT affect in any material respect the consummation of an Acquisition Proposal by BT) other than (A) pursuant to a Business Combination that has been approved by the Independent Directors and by a majority of the stockholders other than BT and its affiliates, (B) pursuant to a tender offer or exchange offer that has been recommended by the Independent Directors and accepted by a majority of the stockholders other than BT and its affiliates, except this clause (B) shall be deemed satisfied if BT consummates a tender offer or exchange offer for all outstanding Voting Securities following the Company's failure to consent to the conversion of the Class A Common Stock arising from BT's acquisition of the Company's interest in Newco as a result of the Company materially breaching certain of its obligations under the Joint Venture Agreement or the Intellectual Property Agreement and certain other limited circumstances, (C) pursuant to a transaction that occurs within one year of the termination of a tender offer or exchange offer by BT or any of its affiliates that satisfied the requirements described in clause (B) above, or (D) if prior to such acquisition BT and its affiliates own at least 90% of each class of the outstanding capital stock of the Company; or (iii) take any action that could result in the Company, directly or indirectly, engaging in any of the following actions (other than pursuant to a transaction in which all stockholders are participating in proportion to their equity interests) without the approval of a majority of the Independent Directors: (1) the acquisition or redemption during any one-year period of more than 1% of the shares of capital stock outstanding at the beginning of such period, (2) the acquisition or redemption of any Equity beneficially owned by BT and its affiliates, other than as expressly permitted in the Investment Agreement, (3) the issuance or transfer of any Equity to BT or any of its affiliates, other than as expressly permitted by the Investment Agreement, (4) a sale, lease, exchange, pledge, transfer or other disposition in which BT or any of its affiliates has a material interest or a loan, advance, guarantee, pledge or other arrangement in which BT or any of its affiliates would receive a financial benefit, other than, in each case, to the extent expressly permitted in the Investment Agreement, (5) the redemption of the Rights, or (6) any amendment of any agreement between BT or any of its affiliates, on the one hand, and the Company or any of its affiliates, on the other hand, or of the Restated Certificate or the By-laws of the Company.


     The obligations of BT described in clauses (i) and (ii) of the immediately preceding paragraph will terminate in the event there is a Rights Plan Invalidation Decree and either (x) a Bona Fide Offer for at least 30% of the outstanding shares of capital stock of the Company (or 35% if Section 310(b) has been repealed or otherwise would not in the reasonable judgment of BT affect in any material respect the consummation of an Acquisition Proposal by BT) (a "Post-Standstill Bona Fide Offer") has been commenced or (y) a Third-Party Acquisition of at least 20% of the outstanding shares of capital stock of the Company occurs. If the obligations of BT referred to in clauses (i) and (ii) of the preceding paragraph terminate as a result of the occurrence of a Rights Plan Invalidation Decree and a Post-Standstill Bona Fide Offer is commenced for all of the outstanding shares of Common Stock, then during the pendency of such offer BT and its affiliates may only acquire additional shares of Common Stock pursuant to a tender offer or exchange offer for all of the outstanding shares of Common Stock. The Investment Agreement provides for different termination events if the Rights Plan (or the successor plan thereto) has been terminated or the Rights redeemed other than as a result of the occurrence of a Rights Plan Invalidation Decree.

     Other Restrictions. BT has agreed that BT and its affiliates will not purchase additional Equity if the aggregate percentage of the outstanding capital stock of the Company owned of record or voted by Non-U.S. Persons or Entities (including BT and its affiliates) would, after giving effect to such purchase, exceed the then existing Foreign Ownership Limitation. See "-- Provisions Relating to the Maintenance of BT's Proportionate Ownership Interest
- -- Other Permitted Purchases."

TRANSFER RESTRICTIONS AND RELATED PROVISIONS

     Transfer Restrictions. Under the Investment Agreement BT has agreed that prior to the fourth anniversary of the Closing Date, neither BT nor any of its affiliates will Transfer any Equity except Transfers (i) to wholly owned subsidiaries of BT, (ii) to the Company, (iii) pursuant to a merger or consolidation in which the Company is a constituent corporation and (iv) subject to the Company's right of first refusal described below under "Right of First Refusal" (except with respect to clause (1) below), pursuant to a bona fide third party tender offer or exchange offer (1) that is recommended by the Board of Directors, (2) in connection with which a final non-appealable court order has declared the Rights Plan or any successor plan thereto invalid and required the redemption of the Rights or (3) except as contemplated by the preceding clause (2), commenced subsequent to the date that the Rights Plan is terminated or the Rights redeemed and all conditions to such offer (other than with respect to the number of shares tendered) will have been satisfied, provided that, in the case of clause (2) or (3), the Board of Directors of BT reasonably believes that such tender offer will result in shares being purchased (without the extension of the scheduled expiration date and without giving effect to shares that might be tendered by BT or any of its affiliates).


     The Investment Agreement provides that, from and including the fourth anniversary of the Closing Date, so long as the Outstanding Interest is at least 5%, neither BT nor any of its affiliates will Transfer any Equity except for Transfers (i) permitted pursuant to the provisions described in the immediately preceding paragraph, (ii) in bona fide open market "brokers' transactions" as permitted by the provisions of Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or in a bona fide underwritten public offering pursuant to the Registration Rights Agreement (as hereafter defined) (a "Permitted Offering"), provided that BT or its affiliates, as the case may be, take all reasonable steps to assure that any such Transfer will not be made to any person or group that would, following such Transfer, beneficially own more than 5% of the outstanding Voting Securities unless the transferee in a Permitted Offering is eligible to file a statement on Schedule 13G under the Exchange Act and certain other conditions are satisfied, (iii) to the stockholders of BT pursuant to which all stockholders of BT have the right (except as may be otherwise prohibited by applicable law) to receive their pro rata portion of the Equity owned by BT, (iv) in a privately negotiated transaction if the transferee, or any group of which the transferee is a member, would not, following such Transfer, beneficially own more than 5% of the outstanding Voting Securities and (v) of all Equity of the Company then beneficially owned by BT and its affiliates as a single block in a privately negotiated transaction (a "Block Sale") if such Equity is Transferred without the benefits and burdens of the Investment Agreement (other than the benefits and burdens of the Registration Rights Agreement, which may be assigned to, and assumed by, the transferee). Any Transfer in a Permitted Offering and any Transfer described in clause (iii), (iv) or (v) of the preceding sentence will be subject to the Company's right of first refusal described below.



     Right of First Refusal. The Investment Agreement provides that, prior to any Transfer that is subject to the Company's right of first refusal as described above, BT is required to deliver written notice (an "Offer Notice") to the Company specifying (i) the number or amount and description of the Equity to be transferred, (ii) the price per share or other security determined in the manner set forth in the Investment Agreement (the "Offer Price") and (iii) in the case of a privately negotiated transaction, any other proposed terms of the Transfer and certain other specified information. In the case of a Block Sale, such Offer Notice must be preceded by at least two months written notice of BT's bona fide intention to undertake such a transaction and BT may not provide more than one such advance notice in any two-month period. Pursuant to its right of first refusal, the Company may, subject to certain limitations, elect to purchase all, but not less than all, of the securities at the Offer Price (or, if the Offer Price includes property other than cash, the cash equivalent of such Offer Price) and upon the terms and conditions specified in the Offer Notice. If the Company elects to purchase the offered securities, it must give notice to BT within 60 days of its receipt of the Offer Notice (or, in the case of a Block Sale, within 120 days) of its election, subject to shorter periods in connection with a third party tender offer or exchange offer. The Company may assign its rights to purchase the offered securities to any other person. If the Company does not respond to the Offer Notice within the required response time period or elects not to purchase the offered securities, BT or its affiliate, as the case may be, may complete the proposed Transfer (to the same proposed transferee in the case of a privately negotiated transaction) on terms no less favorable to BT or its affiliate, as the case may be, than those set forth in the

Offer Notice and such Transfer must be completed within certain time periods specified in the Investment Agreement. The Company has agreed that the Board of Directors will take all necessary actions to permit the consummation of a Block Sale without triggering the Rights Plan.

     Registration Rights. Under the Investment Agreement the Company and BT have agreed to enter into a registration rights agreement (the "Registration Rights Agreement") at or prior to Closing containing customary terms and conditions and which will provide, among other things, that BT will have the right to require the Company to use its best efforts to register under the Securities Act Registrable Securities (as defined below) for resale in up to three demand registrations and an unlimited number of incidental ("piggyback") registrations. For purposes of the Registration Rights Agreement, "Registrable Securities" means the Common Stock issued or issuable upon the conversion of the Class A Common Stock or any other Common Stock issued pursuant to the Investment Agreement or otherwise acquired by BT at such time that either (x) shares of the Class A Common Stock remain outstanding or (y) no shares of Class A Common Stock are outstanding but BT is nevertheless entitled to designate a nominee for director pursuant to its Right of Nomination as defined below under "Board Representation and Voting Provisions -- Board of Directors" or pursuant to the provisions described below under "Continuance of Certain Rights," or issuable upon exercise or conversion of any options, warrants, or other securities acquired pursuant to the Investment Agreement, and Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. The Company will pay all registration expenses in connection with each registration of Registrable Securities pursuant to the Registration Rights Agreement.

     The Company and BT have also agreed to enter into a registration rights agreement with respect to shares of Common Stock issued or issuable upon the conversion of the shares of Convertible Preferred Stock owned by BT, which agreement will be superseded upon execution of the Registration Rights Agreement. This agreement will be substantially similar to the Registration Rights Agreement except that BT will only be entitled to one demand registration thereunder.

PROVISIONS RELATING TO A CHANGE IN CONTROL OF THE COMPANY

     No Shopping


     Under the Investment Agreement the Company has agreed that from the Closing until the seventh anniversary of the Closing Date, so long as any shares of Class A Common Stock remain outstanding, neither the Company nor any of its subsidiaries nor any of their respective officers and directors will, and the Company has agreed to direct and use its best efforts to cause its employees, agents and representatives not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any Acquisition Proposal or, except to the extent legally required for the discharge by the Board of Directors of its fiduciary duties or to comply with the requirements of Rule 14e-2 under the Exchange Act, engage in any negotiations concerning or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. The Company must immediately notify BT if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, the Company, or if the Board of Directors has determined that in order to discharge its fiduciary duties the Company is engaging in any negotiations concerning or providing any confidential information or data to, or having any discussions with, any person relating to an Acquisition Proposal.


     From the seventh anniversary of the Closing Date until the tenth anniversary of the Closing Date, so long as any shares of Class A Common Stock remain outstanding, the Company must provide BT with at least 60 days prior written notice if the Board of Directors decides to initiate, solicit or encourage any inquiries or the making of any Acquisition Proposal or to engage in any negotiations concerning or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, unless the Board of Directors determines to engage in any such actions in response to an unsolicited Acquisition Proposal by a third party in order to discharge the Board of Directors' fiduciary duty, in which event such notice need only be provided to BT as soon as reasonably practicable following such determination.

     The obligations and restrictions described in the two preceding paragraphs will terminate in the event the Company delivers a Sale Notice (as hereafter defined) to BT in accordance with the provisions described below under "Business Combinations -- Auction Period." Such obligations will be reinstated, however, if the Board of Directors subsequently abandons its effort to sell the Company.

     Business Combinations


     Auction Period. The Company has agreed that, except as otherwise described below, during the period (the "Auction Period") from the fourth anniversary of the Closing Date to the tenth anniversary of the Closing Date, so long as any shares of Class A Common Stock remain outstanding, the Company will not, without the consent of BT, redeem the Rights or agree to or effect any Business Combination, except that the consent of BT will not be required in connection with an Acquisition Proposal for all of the outstanding shares of Common Stock (and all shares of Common Stock issuable upon conversion of the outstanding shares of Class A Common Stock) in which all stockholders (including BT) are permitted to participate on an equal basis if the Company complies in all material respects with its obligations described below under "Auction Procedures". During the Auction Period, so long as any shares of Class A Common Stock remain outstanding, if the Board of Directors decides to sell the Company then the Company must give BT written notice of such decision (the "Sale Notice") and follow the auction procedures described below if the Board of Directors of BT, within 30 days thereafter (ten business days if either Section 310(b) has been repealed or an unsolicited tender offer or exchange offer has been commenced), provides the Board of Directors written notice of a good faith intention to submit an Acquisition Proposal for all the outstanding Voting Securities. The delivery of a Sale Notice will not obligate the Company to sell the Company and the Company may terminate such auction at any time. "Business Combination" is defined to mean a merger or consolidation in which the Company is a constituent corporation and pursuant to which the Common Stock is exchanged for cash, securities or other property or a sale of all or substantially all of the assets of the Company and its subsidiaries taken as a whole, but does not include (i) a merger or consolidation in which the beneficial ownership of the capital stock of the Company or of the sole surviving corporation of the transaction (or of the ultimate parent of the Company or of such sole surviving corporation) immediately after the consummation of such transaction is substantially the same as the beneficial ownership of the Company's capital stock immediately prior to the consummation thereof nor (ii) a merger in which the Company is the surviving corporation, in which all shares of the Common Stock outstanding immediately prior to the consummation of such merger remain outstanding and the only change in the capital stock of the Company resulting from such merger is the issuance of shares of capital stock pursuant thereto, and in connection with which no consent of the holders of Class A Common Stock would be required under the Restated Certificate (as amended by the proposed Charter Amendment) (See " -- Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock Consent").


     Auction Procedures. The Company has agreed that if it has delivered a Sale Notice to BT and the Board of Directors of BT has, in accordance with the provisions described under "Auction Period" above, provided notice of its good faith intention to submit an Acquisition Proposal for all outstanding Voting Securities, any sale of the Company will be made pursuant to an auction upon commercially reasonable terms as established by a majority of the Independent Directors, unless otherwise consented to by BT. The time between the commencement of such auction and the execution of a definitive agreement for such sale of the Company must be at least six months unless Section 310(b) has been repealed or otherwise would not in the reasonable judgment of BT affect in any material respect the consummation of an Acquisition Proposal by BT, in which event such minimum time period will be reduced to 21 business days. In addition, the time between BT's receipt of the Sale Notice and execution of a definitive sale agreement must be at least seven months unless Section 310(b) has been repealed or otherwise would not in the reasonable judgment of BT affect in any material respect the consummation of an Acquisition Proposal by BT, in which event such minimum time period shall be reduced to 30 business days. If Section 310(b) remains in effect, then in connection with any such auction, the Company is obligated to use its best efforts to assist BT in obtaining approval from the FCC to consummate an Acquisition Proposal.

     The Company will not be required to comply with the foregoing auction procedures, however, if the Company notifies BT of the terms and conditions of a definitive agreement or a bona fide letter of intent providing for a Business Combination that the Company is prepared to execute with a third party and BT fails to deliver to the Company within 15 business days thereafter a resolution of the Board of Directors of BT setting forth its good faith intention, subject to the restrictions set forth in Section 310(b), to submit an Acquisition Proposal containing a per share financial consideration that, upon the reasonable advice of BT's financial advisor, exceeds the per share consideration offered by such third party and, following such failure to deliver such resolution, a majority of the Independent Directors determines that continuing the auction would not be in the best interests of the stockholders of the Company. In the event the Company fails to execute such definitive agreement or fails to consummate such Business Combination, the foregoing auction procedures and the obligations described above under "Auction Period" will be reinstated. The Company will also not be required to comply with the foregoing auction procedures if the Independent Directors are advised in writing by FCC counsel that such counsel believes that BT's request to obtain FCC approval to consummate an Acquisition Proposal will not be granted in light of the then current regulatory, competitive and political environment and that such action by the FCC would not be overturned by a court of competent jurisdiction, and, on the basis of such advice, a majority of the Independent Directors determines that no good faith purpose could reasonably be served by providing BT with a continued opportunity to seek such approval.

     Third Party Tender Offers. The Investment Agreement provides that during the first four years following the Closing Date, so long as any shares of Class A Common Stock remain outstanding, the Board of Directors will not, without the consent of BT, recommend acceptance of any third party tender offer except to the extent legally required for the discharge by the Board of Directors of its fiduciary duties or to comply with requirements of Rule 14e-2 under the Exchange Act with respect to a tender offer or exchange offer. The Company has also agreed that from the fourth anniversary of the Closing Date until the tenth anniversary of the Closing Date so long as any shares of Class A Common Stock remain outstanding, the Board of Directors will not, without the consent of BT, except to the extent legally required for the discharge by the Board of Directors of its fiduciary duties or to comply with requirements of Rule 14e-2 under the Exchange Act with respect to a tender offer or exchange offer, recommend acceptance of any third party tender offer other than in connection with an Acquisition Proposal for all of the outstanding shares of Common Stock in which all stockholders are permitted to participate on an equal basis and the Company has not breached in any material respect its obligations to comply with the auction procedures described above.

     Tag-Along Rights. The Investment Agreement provides that the Board of Directors will not approve any transaction that otherwise requires its approval involving the sale by any stockholder of shares of capital stock of the Company unless BT and its affiliates are provided the same right to sell in such transaction, subject to the receipt of all necessary consents and approvals, all of their shares of capital stock of the Company for the same price and upon the same terms and conditions applicable to such holder or holders of capital stock generally.

     Charter Amendment; Rights Plan

     The Closing is conditioned on the Restated Certificate being amended to include the Supermajority Stockholder Vote Provision and to require a class vote of holders of Class A Common Stock to effect any Business Combination involving the Company during the first four years following the Closing. See "CHARTER AMENDMENT -- Redemption of Rights" and "-- Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock Consent." The Closing is also conditioned on the adoption of the Rights Plan. See "STOCKHOLDER RIGHTS PLAN."

     Section 203 of the DGCL

     The Company is a Delaware corporation and subject to Section 203 of the DGCL. Generally, Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date the person became an interested stockholder, unless (i) prior to such date, either the business combination in question or the transaction resulting in such person becoming an interested stockholder is approved by the board of directors of the relevant corporation,
(ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owns at least 85% of the outstanding voting stock of the relevant corporation or (iii) on or after such date the business combination is approved by the board of directors of the relevant corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder. A "business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. An "interested stockholder" is a person who, together with affiliates and associates, beneficially owns 15% or more of the relevant corporation's outstanding voting stock. As required by the Investment Agreement, the Board of Directors has taken appropriate action so that, if the Closing occurs, the provisions of Section 203 of the DGCL will not apply to BT or any person who was an affiliate of BT as of August 4, 1993. BT will, however, remain subject to the Rights Plan, if adopted, so long as the Rights Plan remains in place. See "STOCKHOLDER RIGHTS PLAN."

PROVISIONS RELATING TO THE MAINTENANCE OF BT'S PROPORTIONATE OWNERSHIP INTEREST

     Equity Purchase Rights


     Voting Equity Purchase Rights. The Investment Agreement provides that from the Closing Date and for so long as the Outstanding Interest is at least 10%, if the Company issues any Voting Securities, securities of the Company convertible into Voting Securities, or any options, warrants or other rights to acquire Voting Securities (collectively, "Voting Equity"), BT will have the right (an "Equity Purchase Right"), exercisable in whole or in part, to acquire from the Company an amount of such Voting Equity equal to (A) the Outstanding Interest prior to giving effect to the consummation of such issuance and any acquisition by BT pursuant to its Equity Purchase Right times the number of shares or other amount of such Voting Equity to be issued to persons other than BT or any of its affiliates, divided by (B) one minus the Outstanding Interest. Such equity purchase right will not apply (i) to grants of any options or any other rights to acquire Voting Securities pursuant to Employee Stock Plans, (ii) upon the exercise or exchange of any Rights, (iii) to issuances of shares of Common Stock upon the conversion or exercise of any options, warrants, rights or other securities convertible into or exercisable for Common Stock that are outstanding as of the Closing Date to the extent that an equal number of outstanding shares of Common Stock are repurchased by the Company in accordance with the terms of the Investment Agreement, (iv) upon the conversion or exercise of any options, warrants, rights or other securities convertible into or exercisable for Voting Securities the issuance of which was subject to an Equity Purchase Right, (v) to certain de minimis offerings for consideration other than cash, (vi) to the reissuance of Voting Securities purchased by the Company subsequent to the Closing Date and (vii) issuances of Voting Equity to BT or any of its affiliates. In addition, BT will not have any Equity Purchase Rights in connection with any pro rata stock split, stock dividend or other combination or reclassification of any capital stock of the Company.


     Generally, if BT exercises its Equity Purchase Rights it will purchase the applicable Voting Equity at the same price (the "Equity Purchase Right Price") and on the same terms and conditions as those relating to the issuance of the Voting Equity to which the Equity Purchase Right relates. If BT purchases any Voting Equity pursuant to its Equity Purchase Rights on a date later than 15 days after the consummation of such other issuances, however, BT will also be required to pay interest on the Equity Purchase Right Price as set forth under the Investment Agreement. In addition, if BT purchases any Voting Equity pursuant to its Equity Purchase Rights on a later date than the issuance of securities that gave rise to such right, the Equity Purchase Right Price will be adjusted (i) for any dividends or distributions received in respect of such Voting Equity after the date of such issuance and (ii) to reflect any stock split, stock dividend, or other combination or reclassification of the Company's capital stock during such time.


     The Investment Agreement generally provides that so long as any shares of Class A Common Stock remain outstanding, with respect to that portion of the Outstanding Interest represented by shares of Class A Common Stock, BT's purchase rights arising from issuance of Common Stock or securities convertible into or exchangeable for Common Stock will be exercisable for Class A Common Stock or securities convertible into or exchangeable for Class A Common Stock. BT's equity purchase rights in respect of Voting Securities other than Common Stock or securities convertible into or exchangeable for Common Stock shall be the right to acquire a separate series of such Voting Securities, which series shall vote together with the Class A Common Stock as a single class for the election of Class A Directors and will automatically convert into, or be exchanged for, the Voting Equity that gave rise to BT's equity purchase rights in the event that no shares of Class A Common Stock remain outstanding. In addition, the Investment Agreement provides that the purchase price of any Voting Securities acquired by BT pursuant to its Equity Purchase Rights in connection with any issuance of Voting Securities upon the exercise of options or any other rights to acquire Voting Securities granted or issued pursuant to Employee Stock Plans will be based on the Current Market Value (as defined in the Investment Agreement) of such securities at the end of the calendar quarter that gives rise to BT's Equity Purchase Right in connection with such securities.


     Certain Limitations. The Investment Agreement provides that if BT is not permitted to exercise any Equity Purchase Right due to applicable governmental restrictions on foreign ownership or control of the Company or its securities the breach of which, or non-compliance with which, could result in the loss, or failure to secure the renewal or reinstatement, of any governmental license or franchise held by the Company or any of its subsidiaries to conduct any portion of its business ("Foreign Ownership Restrictions"), then BT will be entitled to exercise such purchase right at such time that such exercise would not breach any then existing Foreign Ownership Limitations. In addition, in the event that the percentage of the outstanding Voting Securities beneficially owned by BT and its affiliates exceeds the higher of 20% or the percentage of the outstanding Voting Securities that BT beneficially owned immediately following the Closing, then BT will only be entitled to Equity Purchase Rights to the extent necessary to maintain such higher percentage. In calculating such entitlement any issuance of Voting Equity that gives rise to Equity Purchase Rights that is convertible into or exchangeable for Voting Securities will be assumed to be so converted or exchanged.

     Other Permitted Purchases. In addition to the standstill provisions described above under "Standstill and Related Provisions", BT has agreed that BT and its affiliates will not purchase additional Equity (whether pursuant to the Equity Purchase Rights or otherwise) if the aggregate percentage of the outstanding capital stock of the Company owned of record or voted by Non-U.S. Persons or Entities (including BT and its affiliates) would, after giving effect to such purchase, exceed the then existing Foreign Ownership Limitation, provided that BT will be entitled to purchase additional Equity at such time that such purchase would not breach any then existing Foreign Ownership Restrictions or the provisions of the Investment Agreement.

     Limitation on Issuance of Stock to Non-U.S. Persons or Entities; Redemption of Stock Held by Non-U.S. Persons or Entities

     The Investment Agreement provides that, from the Closing Date and thereafter so long as the Outstanding Interest is at least 10% and the Foreign Ownership Limitation remains in effect, the Company will take, or refrain from taking, the actions described below.


     Issuances of Capital Stock. The Company will, to the extent practicable, use its best efforts not to issue any shares of capital stock to Non-U.S. Persons or Entities if, after giving effect to such issuance, the total number of shares of capital stock of the Company owned or voted by Non-U.S. Persons or Entities (including BT and its affiliates) would exceed the then existing Foreign Ownership Limitation less 5%. The foregoing restriction will not apply to (i) issuances of Employee Shares, (ii) issuances upon the conversion or exercise of any other options, warrants, rights or convertible or exchangeable securities outstanding at the Closing, (iii) transfers of ownership by operation of law, (iv) issuances to BT and its affiliates or (v) issuances to Non-U.S. Persons or Entities in connection with a public offering or private placement of Equity if the Company reasonably believes that the aggregate percentage of the capital stock of the Company owned or voted by Non-U.S. Persons or Entities will be lower immediately subsequent to such public offering or private placement, as the case may be, than such aggregate percentage was prior to such transaction.


     Reasonable Steps to Maintain Ownership. The Company will not, without BT's consent, take any action which would proximately result in BT and its affiliates not being permitted, under existing law or regulation, to maintain their ownership of Voting Equity at the then current Outstanding Interest. In addition, except as otherwise provided in the Investment Agreement, the Company must take such steps as are reasonably necessary to maintain the ownership of Voting Equity by BT and its affiliates at the then current Outstanding Interest in the event such level of ownership is threatened under existing law or regulation. Any such action by the Company will be subject to a determination by a majority of the Independent Directors that the detriment to the Company of not taking any such action, or the cost to or the burdens imposed on the Company as a result of taking any such steps, are not unreasonable. In the event that at any time the maximum aggregate amount of capital stock that may be held by Non-U.S. Persons or Entities under applicable state or local laws or regulations is less than the Foreign Ownership Limitation (and less than the amount of capital stock of the Company then held by BT and its affiliates), except as described below, the Company will not redeem any Common Shares held by BT or its affiliates pursuant to the Redemption Provision. Instead the Company and BT will in good faith promptly attempt to agree upon the means by which the Company can comply with such laws and regulations, taking into account the relative benefits and detriments thereof to the Company and to BT. Notwithstanding the foregoing, the Company may, after consultation in good faith with BT to consider alternatives to such redemption, redeem Common Shares held by BT or its affiliates if a majority of the Independent Directors determine that the failure to redeem such shares would have a material adverse effect on the Company and its subsidiaries taken as a whole.

     Redemptions. The Company will not redeem or repurchase outstanding shares of its capital stock held by persons other than BT and its affiliates if as a result thereof, to the knowledge of the Company, shares held by BT and its affiliates would also be required to be redeemed or repurchased, unless (1) required to do so by applicable requirements of law, (2) such redemption or repurchase affects all stockholders proportionately or (3) BT consents thereto. If the Company is to redeem capital stock under the Redemption Provision, the Company must, to the fullest extent legally permissible in the good faith judgment of the Company, first designate for redemption securities other than Common Shares held by BT and its affiliates before designating for redemption any Common Shares held by BT and its affiliates. Any capital stock acquired by BT or any of its affiliates other than the shares of Class A Common Stock issued in connection with the Closing will, to the extent practicable and legally permissible, be redeemed prior to the redemption of any shares of Class A Common Stock issued in connection with the Closing.

     Any redemptions of capital stock owned by BT or its affiliates pursuant to the Redemption Provision will be effected at the following purchase prices: (i) redemptions within two years after the Closing of any shares of Class A Common Stock issued in connection with the Closing will be at the greater of (a) current market value as determined in accordance with the Redemption Provision (see "CHARTER AMENDMENT -- Redemption Provision; Possible Redemption of Shares held by Non-U.S. Persons") and (b) an amount equal to BT's purchase price for such shares plus interest thereon accrued from the purchase date to the redemption date; (ii) redemptions more than two years but less than ten years after the Closing of any shares of Class A Common Stock issued in connection with the Closing will be at the greater of (a) current market value as determined in accordance with the Redemption Provision and (b) an amount equal to BT's purchase price for such shares plus interest thereon accrued through the date which is two years after the Closing; (iii) redemptions less than ten years after the Closing of shares of capital stock acquired by BT after the Closing to maintain its Outstanding Interest at 20% ("Maintenance Shares") will be at the greater of (a) current market value as determined in accordance with the Redemption Provision and (b) an amount equal to BT's purchase price for such shares; (iv) redemptions less than ten years after the Closing of capital stock (other than shares of Class A Common Stock issued in connection with the Closing and Maintenance Shares) will be at current market value as determined in accordance with the Redemption Provision; and (v) redemptions ten or more years after the Closing of any shares of capital stock will be at current market value as determined in accordance with the Redemption Provision. The redemption price in respect of any shares of Class A Common Stock issued in connection with the Closing or any Maintenance Shares will be reduced by the fair market value (as established by a determination of a majority of the Independent Directors) of any dividends or distributions received by BT in respect of such shares.

     Repurchase of Redeemed Shares. If, within two years of any redemption of stock owned by BT, circumstances change so as to allow BT to regain its ownership of such stock, BT will have the right to repurchase such stock from the Company and the Company will have the right to require BT to so repurchase the stock. The repurchase price will be an amount equal to the applicable redemption price paid plus interest thereon accrued from the redemption date to the repurchase date minus the fair market value of any dividends or distributions otherwise payable in respect of such stock since the date of redemption.

     Charter Amendment. See "CHARTER AMENDMENT -- Redemption Provision; Possible Redemption of Shares held by Non-U.S. Persons" for further description of the Redemption Provision.

BOARD REPRESENTATION AND VOTING PROVISIONS

     Board of Directors

     The Investment Agreement provides that, subject to the terms thereof, the Board of Directors will, unless BT consents otherwise, consist of 15 members (including the Class A Directors, if any) and the nominees put forth by the Board of Directors of the Company for election as directors will, to the extent permitted by law, be selected such that a majority of the directors will be Independent Directors who are nominated by a nominating committee comprised of the Chief Executive Officer of the Company and at least four other directors of the Company, each of whom shall be Independent Directors. "Independent Directors" are directors who are not officers of the Company and who satisfy certain additional criteria of independence set forth in the Investment Agreement that are derived from New York Stock Exchange rules requiring that listed companies have at least two independent directors. Each current director of the Company who is not an executive officer of the Company shall automatically be deemed to be an Independent Director for purposes of the Investment Agreement.


     As described above under "Terms of Class A Common Stock -- Election of Directors," the Class A Common Stock will vote separately as a class for directors and will generally elect a number of Class A Directors based upon the percentage of aggregate voting power of all Voting Securities of the Company which the Class A Common Stock represents. The Investment Agreement provides that if no shares of Class A Common Stock are outstanding, then generally BT will be entitled to designate a number of nominees (the "BT Nominees") in connection with each election of directors of the Company such that the number of BT Nominees serving on the Board of Directors equals the product of the Outstanding Voting Interest times the number of directors then constituting the whole Board of Directors. If at any time the Outstanding Voting Interest is between 15% and 20% (inclusive), then the Outstanding Voting Interest will be deemed to equal 20% for purposes of calculating the number of BT Nominees. Notwithstanding the foregoing, while Section 310(b) remains in effect, under no circumstances will the number of BT Nominees serving on the Board of Directors exceed the maximum percentage of the total directors of the Company permitted under Section 310(b) (which is currently equal to 25%). For so long as the Board of Directors includes any Class A Directors or BT Nominees, each committee of the Board of Directors (other than the nominating committee) will include a number of Class A Directors or BT Nominees, as applicable, (rounded to the nearest whole number, but in no event less than one such Class A Director or BT Nominee) equivalent to the proportion of Class A Directors or BT Nominees, as applicable, then serving on the Board of Directors. The Board of Directors will be subject to certain procedural requirements set forth in the Investment Agreement, including that an executive committee of the Board of Directors not be established without the prior consent of BT.


     Under the Investment Agreement the foregoing provisions will apply from the Closing Date and thereafter so long as (i) the Outstanding Interest is at least 10%, (ii) each of the Company and BT continue to hold their interests in Newco or, under certain limited circumstances, the Company or BT no longer holds its interest in Newco but the Class A Common Stock remains outstanding, (iii) the shares of Class A Common Stock have not automatically converted into shares of Common Stock by reason of BT engaging in the Core Business of the Company in the Americas as described below under "Release of Rights and Obligations -- Loss of BT Rights" or BT having materially breached the transfer, standstill or voting provisions of the Investment Agreement and (iv) BT has not materially breached, or ceased to be subject to (other than as provided under the terms of the Investment Agreement), its obligations relating to the voting of BT's Voting Securities (see "Voting of Shares by BT" below) or to the requirement that a majority of the Board of Directors be Independent Directors as described above under "Standstill and Related Provisions -- Post Standstill Period".

     Voting of Shares by BT

     The Investment Agreement provides that so long as the Outstanding Interest is at least 10% and no event has occurred that has caused (x) the Standstill to be terminated prior to the expiration of the Standstill Period (without the Standstill having been reinstated) (see "Standstill and Related Provisions -- Standstill Period" above) or (y) certain of the post-standstill obligations of BT described in clauses (i) and (ii) of the section entitled "Standstill and Related Provisions -- Post-Standstill Provisions" to be terminated (without such obligations having been reinstated), BT must vote its Voting Securities in accordance with the provisions described below.


     If no shares of Class A Common Stock are outstanding but BT remains entitled to designate nominees for director (see "Board of Directors" above), in each election of directors BT and its affiliates will cast all of their votes for the election of the applicable BT Nominees unless cumulative voting for the election of directors has been eliminated, in which case BT and its affiliates will cast all of their votes for the nominees to the Board of Directors nominated by the Board of Directors. Except as described below, on all matters other than the election of directors BT and its affiliates will vote their Voting Securities at the option of the Company either (A) in the same proportion as the Voting Securities owned by other stockholders are voted with respect to any matter other than a Business Combination proposed by BT or (B) in BT's discretion. The foregoing voting requirements will not apply to (i) any proposal to redeem the Rights while the Supermajority Stockholder Vote Provision remains in effect, (ii) BT's voting of Class A Common Stock in connection with any matter on which the holders of Class A Common Stock are entitled to vote separately as a class under the terms of the Class A Common Stock or under the DGCL (see "INVESTMENT AGREEMENT -- Matters Requiring Class A Common Stock Consent") or (iii) any proposal to eliminate cumulative voting for the election of directors.



     Neither BT nor any of its affiliates will solicit any proxies in connection with any matter to be voted upon by the stockholders of the Company, become a participant, or encourage any person to become a participant, in any such solicitation or publicly take a position with respect to any issue that is the subject of such solicitation, seek to advise or influence any person with respect to the voting of any shares, become part of a voting group or deposit shares in a voting trust. If BT is not entitled to designate a nominee for director under the terms of the Class A Common Stock or the Investment Agreement, then BT and its affiliates are obligated to cast all of the votes they are entitled to cast in any election of directors equally among the nominees proposed by the Board of Directors unless cumulative voting for the election of directors has been eliminated, in which case BT and its affiliates will cast all of their votes for the nominees to the Board of Directors nominated by the Board of Directors.



     In the event that a proposal is presented to the stockholders of the Company to amend the Restated Certificate to eliminate cumulative voting for the election of directors of the Company, BT and its affiliates will vote all Voting Securities owned by them on such matter in favor of such proposal provided that a majority of the outstanding Voting Securities owned by stockholders other than BT and its affiliates are voted in favor of such proposal. As described above, if cumulative voting for the election of directors were to be eliminated, BT and its affiliates would be required to cast all of the votes they are entitled to cast in any election of directors of the Company in favor of the nominees to the Board of Directors nominated by the Board of Directors. See "-- Voting of Shares by BT" above.


APPROVAL OF CERTAIN MATTERS

     The Investment Agreement provides that in the event that no shares of Class A Common Stock are outstanding as a result of (i) either the Company or BT no longer holding its interest in Newco or (ii) BT engaging in the Core Business of the Company in the Americas (see "Terms of Class A Common Stock -- Conversion" above), then so long as neither the Outstanding Interest is less than 10% nor certain other events specified in the Investment Agreement have occurred, the Company will not take any of the following actions without the consent of BT:
(a) issue any series or class of capital stock having either more than one vote per share (other than pursuant to the Rights Plan or any successor thereto) or a class vote on any matter, except to the extent such class vote is required by the DGCL or to the extent that the holders of any series of preferred stock have the right, voting separately as a class, to elect a number of directors of the Company upon the occurrence of a default in the payment of dividends or redemption price; (b) adopt any stockholder rights plan (other than a stockholder rights plan that is substantially similar to the Rights Plan as in effect on the Closing Date), or any other plan or arrangement that could reasonably be expected to disadvantage any stockholder on the basis of the size of its shareholding, or amend, modify or terminate the Rights Plan (other than in connection with the redemption or exchange of the Rights in accordance with the Rights Plan or any successor thereto and other than any amendment of the Rights Plan made in order that the execution of a definitive agreement providing for a business combination or the consummation thereof would not result in the Rights becoming exercisable if at the time of such amendment the Company would otherwise be entitled to redeem the Rights, the Restated Certificate and the Investment Agreement) if in either case BT or any of its affiliates would be adversely affected in relation to their position under the Rights Plan as in effect on the Closing Date; or (c) amend the Restated Certificate or By-laws of the Company so as to affect adversely the rights of BT and its affiliates under the Investment Agreement.

ACCESS TO INFORMATION

     The Investment Agreement provides that after the Closing and for as long as
(i) the Outstanding Interest is at least 10%, (ii) each of the Company and BT continues to hold its interest in Newco, subject to certain exceptions, and
(iii) the shares of Class A Common Stock have not automatically converted into shares of Common Stock by reason of certain conditions specified in the Investment Agreement, the Company will, subject to limited exceptions, permit representatives of BT at their expense to visit and inspect all properties, books and records of the Company and its subsidiaries and to discuss the affairs, finances and accounts of the Company with the principal officers of the Company, its attorneys and auditors, all at such reasonable times and as often as may reasonably be requested in order to enable BT to reasonably monitor its investment in the Company.

SALE OF NON-CORE BUSINESSES


     As described above under "Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock," BT in its capacity as the holder of Class A Common Stock will have consent rights in respect of certain acquisitions or investments by the Company in a Non-Core Business except to the extent that any such Non-Core Business is obtained in the course of a bona fide transaction the principal purpose of which is the acquisition of a Core Business. The Investment Agreement provides that as long as shares of Class A Common Stock remain outstanding, in the event that (i) the Company acquires any businesses or assets or investments in a Non-Core Business in the course of a bona fide transaction the principal purpose of which is the acquisition of a Core Business and (ii) such acquisition or investment was not subject to the consent of the holders of Class A Common Stock voting as a separate class pursuant to the Restated Certificate (as amended by the Charter Amendment) (i.e. the purchase price for the entire acquisition or investment did not exceed 20% of the Company's market capitalization), then unless BT otherwise consents, the Company will dispose of a portion of any such Non-Core Business to the extent that the portion of the cost of such acquisition or investment allocable to such Non-Core Business exceeds 5% of the market capitalization of the Company at the time of such acquisition or investment as promptly as practicable consistent with good commercial practices.



RELEASE OF CERTAIN RIGHTS AND OBLIGATIONS


     Loss of BT Rights. The Investment Agreement provides that if subsequent to the Closing BT or any of its affiliates engages directly or indirectly in the Core Business of the Company in the Americas (which consists of North, Central and South America, the Caribbean region, and any state, territory or possession of the United States wherever located), or transfers or provides sales and marketing support, technology or customer traffic in connection with any person or entity engaged in the Core Business of the Company in the Americas or holds or acquires an interest in any entity that is engaged in the Core Business of the Company in the Americas (such activities, whether or not engaged in the Americas, are collectively referred to as being "Engaged in the Core Business of the Company"), then, subject to the terms of the Investment Agreement, any outstanding shares of Class A Common Stock will be subject to conversion into shares of Common Stock pursuant to the Restated Certificate (as amended by the Charter Amendment) and the obligations of the Company under the provisions of the Investment Agreement described above under "Provisions Relating to a Change in Control of the Company", "Board Representation and Voting Provisions
- -- Board of Directors", "Access to Information" and "Disposition of Non-Core Businesses" will terminate (such consequences, including the conversion of the Class A Common Stock, are collectively referred to herein as the "Loss of BT Rights"), in each case following a determination that BT has Engaged in the Core Business of the Company in the Americas in accordance with certain arbitration procedures specified in the Investment Agreement. There will be no Loss of BT Rights, however, as a result of (i) BT acquiring or owning for investment purposes securities of any publicly traded company not principally Engaged in the Core Business of the Company (or if such company is principally Engaged in the Core Business of the Company, less than 10% of its revenues from such business are derived within the Americas) if BT and its affiliates own less than 5% of such company's voting securities and such investment does not exceed 0.5% of BT's total consolidated assets (which total equaled approximately L22.2 billion at September 30, 1993); (ii) correspondent relationships in the ordinary course of business or BT engaging in certain specified activities which the parties have agreed are not inconsistent with BT retaining the rights referred to in the first sentence of this paragraph; (iii) any activity undertaken by BT or its affiliates pursuant to requirement of law if the failure to comply with such requirement of law would contravene BT's U.K. telecommunications license in any material respect or would otherwise have a material adverse effect on the business or results of operations of BT; (iv) a transaction whereby control of, or all or substantially all of the assets of, any person Engaged in the Core Business of the Company in the Americas are transferred to BT or any of its affiliates if (A) less than 20% of such acquired person's consolidated revenues are derived from sales in the Americas contributed by operations within the Core Business of the Company and (B) BT, at the request of the Company, sells or causes the sale of such operations in accordance with certain procedures specified in the Investment Agreement (which include a right of first offer of the Company), but such operations are not required to be sold until such time as they generate annual revenues of $25 million or more per year; (v) any inadvertent condition or act (each an "Inadvertent Condition") that would otherwise result in a Loss of BT Rights if certain conditions are satisfied;
(vi) BT's ownership of Newco and the activities contemplated by the Joint Venture Agreement and the agreements relating thereto; or (vii) any activity undertaken with confirmation in writing by the Company that such activity will not result in a Loss of BT Rights. Notwithstanding the foregoing, in the event that either the Company or BT no longer holds its interest in Newco (subject to certain limited exceptions) or if the Class A Common Stock is otherwise no longer outstanding (and BT does not retain any of its rights described above under "Board Representation and Voting Provisions -- Board of Directors") or if a Loss of Company Rights (as hereafter defined) occurs pursuant to certain arbitration procedures specified in the Investment Agreement, then BT may become engaged in the Core Business of the Company without suffering any Loss of BT Rights.


     Loss of Company Rights. The Investment Agreement provides that if subsequent to the Closing the Company or any of its affiliates engages directly or indirectly in the Core Business of BT outside the Americas or transfers or provides sales and marketing support, technology or customer traffic in connection with any person engaged in the Core Business of BT outside the Americas or holds or acquires an interest in any person who is engaged in the Core Business of BT outside the Americas (such activities, whether or not engaged in outside the Americas, are collectively referred to as being "Engaged in the Core Business of BT"), then, subject to the terms of the Investment Agreement, the obligations of BT under the provisions of the Investment Agreement described above under "Transfer Restrictions and Related Provisions" (other than the subsection entitled "Registration Rights"), "Standstill and Related Provisions -- Standstill Period" and "Board Representation and Voting Provisions -- Voting of Shares by BT" will terminate (such consequences are collectively referred to herein as the "Loss of Company Rights"), in each case following a determination that the Company has Engaged in the Core Business of BT outside the Americas made in accordance with certain arbitration procedures specified in the Investment Agreement. There will be no Loss of Company Rights, however as a result of (i) the Company acquiring or owning for investment purposes securities of any publicly traded company not principally Engaged in the Core Business of BT (or if such company is principally Engaged in the Core Business of BT, less than 10% of its revenues from such business are derived outside the Americas) if the Company and its affiliates own less than 5% of such company's voting securities and such investment does not exceed 0.5% of the Company's total consolidated assets (which total equaled approximately $10.9 billion on September 30, 1993); (ii) correspondent relationships entered into by the Company in the ordinary course of business or the Company engaging in certain specified activities which the parties have agreed are not inconsistent with the Company retaining the rights referred to in the first sentence of this paragraph; (iii) any activity undertaken by the Company or its affiliates pursuant to requirements of law if the failure to comply with such law would have a material adverse effect on the business or results of operations of the Company; (iv) a transaction whereby control of, or all or substantially all of the assets of, any person Engaged in the Core Business of BT outside the Americas are transferred to the Company or any of its affiliates if (A) less than 20% of such acquired person's consolidated revenues are derived from sales outside the Americas contributed by operations within the Core Business of BT and (B) the Company, at the request of BT, sells or causes the sale of such operations in accordance with certain procedures specified in the Investment Agreement (which include a right of first offer of BT), but such operations are not required to be sold until such time as they generate annual revenues of $25 million or more per year; (v) any Inadvertent Condition that would otherwise result in a Loss of Company Rights if certain conditions are satisfied; (vi) the Company's ownership of Newco and the activities contemplated by the Joint Venture Agreement and the agreements relating thereto; or (vii) any activity undertaken with confirmation in writing by BT that such activity will not result in a Loss of Company Rights. Notwithstanding the foregoing, in the event that either the Company or BT no longer holds its interest in Newco (subject to certain exceptions) or if the Class A Common Stock is otherwise no longer outstanding (and BT does not retain any of its rights described above under "Board Representation and Voting Provisions -- Board of Directors") or a Loss of BT Rights occurs pursuant to certain arbitration procedures specified in the Investment Agreement, then the Company may become engaged in the Core Business of BT without suffering any Loss of Company Rights.


CONTINUANCE OF CERTAIN RIGHTS


     The Investment Agreement provides that if the shares of Class A Common Stock are converted into shares of Common Stock by reason of the Company or BT no longer holding its interest in Newco (other than by reason of the breach by BT of certain obligations to the Company), then, so long as the Outstanding Voting Interest is at least 15%, the following provisions will apply:


     (i) Subject to the discharge by the Board of Directors of its fiduciary duties and requirements of law, BT will be entitled to designate BT Nominees for election to the Board of Directors in accordance with the provisions described under "Board Representation and Voting Provisions -- Board of Directors" unless a majority of the Board of Directors (excluding for such purpose any remaining Class A Directors and all BT Nominees and including a majority of the Independent Directors) determines that the service by BT Nominees on the Board or Directors would not be in the best interests of the Company taking into account certain factors specified in the Investment Agreement.

     (ii) Subject to applicable requirements of law, the extent of BT's and its representatives' right of access to the properties, books, records, officers, attorneys and auditors of the Company will be established by a majority of the Independent Directors by balancing the detriment to the Company of any such access and the benefits to or the burdens imposed on BT as a result of being permitted or denied any such access and taking into account certain factors specified in the Investment Agreement.


     (iii) Until the tenth anniversary of the Closing Date, if the Board of Directors decides to sell the Company, then the Company must provide BT with a reasonable opportunity (as determined by the Independent Directors) to submit an Acquisition Proposal in accordance with commercial practice. In the event the Board of Directors decides to sell the Company pursuant to an auction, such auction must be conducted on commercially reasonable terms as established by a majority of the Independent Directors and BT will be entitled to participate in such auction on the same terms and conditions as any other prospective bidder.

     (iv) Without the consent of BT, the Company will not: (x) sell, transfer, dispose of or encumber in any single or related series of transactions assets having a fair market value in excess of 15% of the aggregate fair market value of all of the assets of the Company and its subsidiaries (other than in connection with the sale of all or substantially all of the assets of the Company); or (y) declare any extraordinary cash dividends or other distribution to holders of any capital stock of the Company in excess of 5% of the current market value of the outstanding equity of the Company at the time of such dividend or other distribution.

REINSTATEMENT OF RIGHTS UNDER CERTAIN CIRCUMSTANCES

     If at any time the Outstanding Interest or Outstanding Voting Interest is less than the percentage specified in any provision of the Investment Agreement as a condition to the applicability of any covenants contained therein, the rights and obligations of the Company and BT under such provision will terminate and will not be reinstated. Notwithstanding the foregoing, if the Outstanding Interest or Outstanding Voting Interest has fallen below the required percentage solely as a result of an acquisition of Voting Securities owned by BT or any of its affiliates by the Company pursuant to the Redemption Provision and, within two years of any redemption of shares of capital stock held by BT or any of its affiliates pursuant to the Redemption Provision, BT or its affiliates have repurchased from the Company any shares so redeemed such that solely as a result of such repurchase the Outstanding Interest or Outstanding Voting Interest, as the case may be, is equal to or greater than the percentage required for any provision in the Investment Agreement so terminated to be applicable, then the rights and obligations of the Company and BT under such provision that had previously been terminated will thereupon be reinstated. Such reinstatement will not apply to any conversion of the Class A Common Stock and any conversion of the Class A Common Stock will be irrevocable.

BY-LAW AMENDMENTS


     The Closing is conditioned upon the adoption of the By-Law Amendments by the Board of Directors. The By-Law Amendments will be effective upon the Closing and will provide that (x) as long as any shares of Class A Common Stock are outstanding, it shall be a qualification for election as a director (other than a Class A Director) that the nominee be a citizen of the United States and (y) that at any time that no shares of Class A Common Stock remain outstanding, it shall be a qualification for election as a director (other than with respect to a BT Nominee) that the nominee be a citizen of the United States. The By-Law Amendments will also add a new provision to the By-Laws that requires the Company to indemnify any current or former director, officer, employee or agent of the Company to the fullest extent permitted by the DGCL against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, to which such person was or is a party or threatened to be made a party by reason of his current or former position with the Company or by reason of the fact that such person is or was serving, at the request of the Company, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. This new provision will reflect and expand on the current provisions of the Restated Certificate which require the Company to indemnify such persons to the fullest extent permitted by Delaware law. The By-Law Amendments will also provide that expenses (including attorneys' fees) incurred by a current or former director or officer of the corporation in defending any threatened or pending action, suit or proceeding must be paid by the Company in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company under the Restated Certificate, the By-Laws, the DGCL or otherwise. Such expenses (including attorneys' fees) incurred by other current or former employees or agents of the Company may be paid upon such terms and conditions as the Board of Directors deems appropriate. Under the DGCL, absent a charter, by-law or contract provision to the contrary, advancement of such expenses is permitted but not required.



     The By-Law Amendments also will, among other things, (i) reflect the establishment of the Class A Common Stock and the Class A Directors (see "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock"), (ii) increase the maximum number of directors of the Company from 15 to 16, (iii) reflect the moving of the provisions with respect to the removal of directors to the Restated Certificate (see

"CHARTER AMENDMENT -- Removal of Directors"), (iv) reflect certain technical revisions relating to the powers that committees of a board of directors may exercise and (v) eliminate certain provisions authorizing the designation of, and setting forth the powers of, an Executive Committee of the Board of Directors (reflecting a provision of the Investment Agreement that prohibits the Company from creating an executive committee without BT's consent).



PRE-CLOSING COVENANTS


     Access to Information. Under the Investment Agreement the Company has agreed that during the period from August 4, 1993 to the Closing (the "Pre-Closing Period"), the Company will, and will cause its subsidiaries and its and their directors, officers, employees and agents to, afford to BT and its advisors, officers, employees and agents reasonable access at all reasonable times to its officers, employees, agents, properties, books, records and contracts and will furnish to BT and its advisors all financial, operating and other data and information as BT or its advisors may reasonably request in connection with the transactions contemplated by the Investment Agreement.

     Conduct of the Company's Business. The Company has agreed that during the Pre-Closing Period, the Company and its subsidiaries will conduct their respective businesses in the ordinary and normal course thereof. Any transaction that would not require the consent of the holders of Class A Common Stock following the Closing (see "Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock Consent") will be deemed to be in the ordinary course for purposes of the Investment Agreement.


     No Shopping. The Company has agreed that during the Pre-Closing Period, neither the Company nor any of its subsidiaries nor any of their respective officers and directors will, and the Company will direct and use its best efforts to cause its employees, agents and representatives not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any Acquisition Proposal or, except to the extent legally required for the discharge by the Board of Directors of its fiduciary duties or to comply with the requirements of Rule 14e-2 under the Exchange Act, engage in any negotiations concerning or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. The Company has agreed to notify BT immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, the Company, or if the Board of Directors has undertaken to engage in any negotiations concerning or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal.


     BT Observer. During the Pre-Closing Period, BT is entitled to designate an observer to attend meetings of the Board of Directors. Such observer will be excluded from such meetings at all times during which the Board of Directors is discussing or considering any of the Transactions, any transaction competing with or alternative to the Transactions, and any other matter for which the attendance of such observer would not be in the best interests of the stockholders as determined by the Chairman of the Board of Directors.

     Issuances of Derivative Securities. The Company has agreed that during the Pre-Closing Period it will not issue any options, warrants, rights or other securities convertible into or exercisable for shares of Common Stock (except pursuant to the terms of the Convertible Preferred Stock, Employee Stock Plans, the Investment Agreement and reissuances of Voting Securities purchased by the Company after August 4, 1993) in excess of 59,845,453 shares.


     Repurchases. The Company has agreed that if any shares of Common Stock are issued by the Company during the period from July 28, 1993 to the Closing (other than issuances in connection with Existing Options or the reissuance of shares purchased by the Company subsequent to July 28, 1993), the Company will, to the extent legally permissible, use its best efforts to repurchase a number of shares of Common Stock equal to the number of such shares issued during the Pre-Closing Period (to the extent that such issuances exceed the number of shares of Common Stock otherwise repurchased during such period) as soon as reasonably practicable following the Closing. Notwithstanding the foregoing, the Company is obligated to make such repurchases only to the extent that the Company reasonably believes that such purchases will not have a material effect on the market price of the Common Stock.

CONDITIONS TO CLOSING


     Each of the Company's and BT's obligation to effect the Closing is subject to various conditions which include the following: (i) the approval of the Investment Proposals by the Company's stockholders; (ii) an FCC Order (as defined below) shall have been obtained which has not been revoked or stayed as of the Closing Date (see "INVESTMENT PROPOSALS -- Regulatory
Approvals -- Section 310 of the Communications Act") and the waiting period under the HSR Act with respect to the transactions contemplated by the Investment Agreement shall have expired or been terminated (see "INVESTMENT PROPOSALS -- Regulatory Approvals -- U.S. Antitrust Laws"), in each case without any Adverse Condition (as defined below) having been imposed on such party;
(iii) the representations and warranties of the other party set forth in the Investment Agreement are true and correct in all material respects, in each case as of the date of the Investment Agreement and as of the Closing Date as if made on and as of such date; (iv) the other party has performed and complied in all material respects with all agreements, covenants and conditions contained in the Investment Agreement that are required to be performed or complied with by it on or before the Closing Date; (v) the sale of the shares of Class A Common Stock to BT shall not have been enjoined (temporarily or permanently) as of the Closing Date; (vi) all actions required to be performed under the Joint Venture Agreement and the BTNA Agreement by the other party prior to the Closing have been performed and all other conditions thereto have been satisfied or waived, including the receipt of certain required regulatory approvals (see "RELATED TRANSACTIONS -- the Joint Venture -- Conditions to Closing" and "-- Acquisition of BT North America -- Acquisition by the Company of the Business of BT North America Inc."); and (vii) the aggregate percentage of the outstanding capital stock of the Company to be owned of record or voted by Non-U.S. Persons or Entities (determined in a manner set forth in the Investment Agreement and including all Common Shares owned of record or voted by BT), after giving effect to the purchase of Class A Common Stock by BT in connection with the Closing, does not exceed the Closing Foreign Ownership Limitation. As set forth in the Investment Agreement: (i) "FCC Order" generally means a written determination approving the consummation of the transactions contemplated by the Investment Agreement or stating that no such approval is required which is received from
(x) the staff of the FCC and is no longer subject to further administrative review by the FCC or (y) the FCC itself and (ii) "Adverse Condition" generally means a condition or restriction that, (a) in the case of the Company, would materially and adversely affect the business of the Company and its subsidiaries, taken as a whole, or, in the reasonable opinion of the Company, would materially diminish, taken as a whole, the Company's rights under the Investment Agreement, or (b) in the case of BT, in the reasonable opinion of BT would materially diminish, taken as a whole, BT's rights under the Investment Agreement, the Charter Amendment or the By-Law Amendments.



     BT's obligation to effect the Closing is subject to certain additional conditions which include the adoption of the Rights Plan by the Company (see "THE RIGHTS PLAN") and that the total number of shares of Class A Common Stock that BT is entitled to be issued in connection with the Closing, after giving effect to any reduction pursuant to the Investment Agreement, represents at least 19% of the outstanding Common Shares, calculated as provided in the Investment Agreement.



     The Company's obligation to effect the Closing is subject to the additional condition that the total number of shares of Class A Common Stock that BT is entitled to be issued in connection with the Closing, after giving effect to any reduction pursuant to the Investment Agreement, represents at least 19% of the outstanding Common Shares, calculated as provided in the Investment Agreement.


     There can be no assurance that each of the conditions to the Closing will be satisfied prior to August 4, 1994. In particular, the Company cannot predict whether all applicable regulatory authorities will have completed their review of the Transactions prior to such date or whether the required approvals or other actions will be forthcoming. See "INVESTMENT PROPOSALS -- Regulatory Approvals." If the Closing does not occur prior to August 4, 1994, each of the Company and BT has the right, subject to the terms of the Investment Agreement, to terminate the Investment Agreement (see "Termination" below).

TERMINATION


     At any time prior to the Closing Date the Investment Agreement may be terminated and the transactions contemplated thereby may be abandoned, notwithstanding approval thereof by stockholders of the Company, by mutual consent of the Company and BT. The Investment Agreement may also be terminated by either the Company or BT: (i) if consummation of the Transactions would violate any final non-appealable order, decree or judgment of any court or governmental body having competent jurisdiction; (ii) at any time after August 4, 1994, if any condition is not waived or satisfied by such date, until such time as all conditions are waived or satisfied; provided, that if any condition has not been waived or satisfied by such date due to the willful act or omission of one of the parties, that party may not terminate the Investment Agreement;
(iii) if an FCC Order shall be permanently and unconditionally denied; (iv) if the other party shall have failed to perform or comply in any material respect with any agreement or covenant contained in the Investment Agreement that is required to be performed or complied with by it on or before the Closing Date after having been provided by the other party written notice of, and a reasonable opportunity to cure, such failure; or (v) if the stockholders of the Company fail to approve the Investment Proposals at the Special Meeting. BT may also terminate the Investment Agreement if (A) the Board of Directors recommends the acceptance of a tender offer or exchange offer by a third party for outstanding shares of Common Stock, (B) prior to the Special Meeting the Board of Directors withdraws its recommendation that the stockholders approve the Investment Proposals, or (C) the Company enters into an agreement in principle or a definitive agreement with a person other than BT with respect to an Acquisition Proposal.


                         CHARTER AMENDMENT (ITEM NO. 2)

     The Closing is conditioned upon the approval of the Charter Amendment by the stockholders of the Company and the filing of the Charter Amendment with the Delaware Secretary of State. The stockholders are being asked to approve the Charter Amendment substantially in a form that would result in the provisions of the Restated Certificate, as so amended, reading in their entirety substantially as set forth in the composite form of Restated Certificate included in Appendix
II. The following is a summary of certain provisions of the Charter Amendment, which is set forth as Exhibit A to the Investment Agreement which is attached as Appendix I to this Proxy Statement and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the Charter Amendment.

     Approval of the Charter Amendment by the stockholders shall be deemed also to constitute approval of a resolution authorizing the Board of Directors, at any time prior to the filing of the Charter Amendment with the Delaware Secretary of State, to abandon such proposed amendment without further action by the stockholders, in connection with the termination of the Investment Agreement or otherwise, notwithstanding approval of the Charter Amendment by the stockholders of the Company. Furthermore, the Company does not intend to file the Charter Amendment with the Delaware Secretary of State until the time of the Closing under the Investment Agreement.

INCREASE OF AUTHORIZED CAPITAL STOCK

     General. The Restated Certificate currently authorizes the Company to issue 820,000,000 shares of stock of par value of $.10 each. 20,000,000 of such shares are designated as preferred stock and 800,000,000 are designated as Common Stock. The Charter Amendment would increase the number of shares of stock which the Company is authorized to issue to 2,550,000,000 shares of par value of $.10 each and would divide such shares into three classes: 50,000,000 shares would be designated Preferred Stock; 500,000,000 shares would be designated Class A Common Stock; and 2,000,000,000 shares would be designated Common Stock.


     Reasons for and Effects of the Increase of Authorized Capital Stock. In addition to authorizing the Class A Common Stock, the Charter Amendment would increase the number of authorized shares of Common Stock and Preferred Stock. Of the 820,000,000 shares currently authorized, at the Record Date 551,104,261 shares of Common Stock and 13,736.488 shares of Preferred Stock (consisting of the Convertible Preferred Stock) were outstanding and as of December 31, 1993 an additional 70 million shares of Common Stock were reserved for issuance pursuant to Employee Stock Plans. Furthermore, following the Closing, for each share of Class A Common Stock issued or reserved for issuance the Company will be required to reserve one share of Common Stock for issuance upon conversion of the Class A Common Stock. Assuming the issuance of approximately 134 million shares of Class A Common Stock at Closing, the Company would have fewer than 45 million authorized, unissued and unreserved shares of Common Stock following Closing unless the number of authorized shares of Common Stock were increased. Accordingly, the Company could not engage in a transaction requiring the issuance of a number of shares of Common Stock greater than 45 million without obtaining stockholder approval for the authorization of the excess at the time.


     The Board of Directors believes that it is in the best interests of the Company and its stockholders to increase the number of authorized shares of Common Stock and Preferred Stock so that a sufficient number of additional shares of Common Stock and Preferred Stock will be available for issuance from time to time in connection with possible future financing programs, stock dividends, acquisitions, stock option and other employee benefit plans and other general corporate purposes. Having such additional authorized shares of Common Stock and Preferred Stock available for issuance in the future will give the Company greater flexibility and allow additional shares of Common Stock and Preferred Stock, in excess of the number of such shares presently authorized, to be issued without the expense and delay of a special meeting of stockholders unless such meeting is required for the particular transaction by applicable law or regulations or the rules of any stock exchange on which the shares of Common Stock may then be listed or quoted. Although generally the newly authorized Common Stock and Preferred Stock could be issued at the discretion of the Board of Directors, subject in certain instances to the consent rights of BT as the holder of the shares of Class A Common Stock and under the Investment Agreement (see "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock Consent" and " -- Approval of Certain Matters"), in certain circumstances (involving the establishment of certain employee stock option or purchase plans or certain issuances of stock (i) in connection with the acquisition of another company where the amount of the issuance exceeds certain specified percentages of voting power or Common Stock outstanding and/or involves certain related parties, (ii) in connection with a transaction other than a public offering where Common Stock is sold for less than the greater of book or market value and in an amount that exceeds certain specified percentages of voting power or Common Stock outstanding or (iii) resulting in a change in control of the Company) the rules of the NASDAQ Stock Exchange may require specific stockholder authorization of a proposed issuance of the newly authorized shares of Common Stock or Preferred Stock.

     Stockholders will have no preemptive rights with respect to any issuance of the newly authorized Common Stock or Preferred Stock, although BT will have certain equity purchase rights described above under "INVESTMENT AGREEMENT -- Provisions Relating to Maintenance of BT's Proportionate Ownership Interest -- Equity Purchase Rights". The issuance of additional shares of Common Stock or Preferred Stock could have the effect of diluting the economic and voting rights of the existing holders of Common Stock.

     The Board of Directors has authority (without action by the stockholders, but subject to the consent rights of BT as the holder of the shares of Class A Common Stock and under the Investment Agreement (see "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock Consent" and " -- Approval of Certain Matters")) to issue the authorized and unissued Preferred Stock in one or more series and to determine the voting rights, preferences as to dividends and in liquidation, conversion and other rights of each such series. Although the Company has no current plans to issue Preferred Stock, the issuance of shares of Preferred Stock, or the issuance of rights to purchase such shares, could be used to discourage an unsolicited acquisition proposal. For instance, the issuance of a series of Preferred Stock might impede a proposed business combination by including class voting rights that would enable the holders of shares of such series to block such a transaction, or facilitate a business combination by including voting rights that would provide a required percentage vote of the holders thereof with respect to specified matters, subject in each case to the consent rights of BT as the holder of Class A Common Stock and under the Investment Agreement (see "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Matters requiring Class A Common Stock Consent" and " -- Approval of certain matters") and to any applicable requirements of the NASDAQ Stock Exchange. The issuance of additional shares of Common

Stock could also be used to discourage an unsolicited takeover proposal. For example, shares of Common Stock could, subject to the consent rights of BT as the holder of the Class A Common Stock and under the Investment Agreement (see "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock Consent" and "-- Approval of Certain Matters"), be privately placed with purchasers who would be likely to support the Board of Directors in opposing a hostile takeover bid. Although the Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of the stockholders of the Company, the Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of the stockholders might believe to be in their best interests or in which stockholders might receive a premium for their stock over the then market price of such stock. The Board of Directors does not at present intend to seek stockholder approval prior to any issuance of authorized stock, unless otherwise required by law, the Restated Certificate or the requirements of the NASDAQ Stock Exchange.

TERMS OF CLASS A COMMON STOCK AND REVISIONS TO TERMS OF COMMON STOCK

     The Charter Amendment would establish the terms of the Class A Common Stock including voting rights, see "INVESTMENT AGREEMENT -- Terms of Class A Common Stock", and would also supplement the terms of the Common Stock in order to set forth the rights of the holders of the Common Stock in relation to those of the holders of the Class A Common Stock. The Charter Amendment would provide that the payment of dividends to holders of the Common Stock will be subject to the right of the holders of the Class A Common Stock to have the Company declare a dividend on the Class A Common Stock in an amount per share equal to the per share amount of the dividend paid on the Common Stock. The Charter Amendment also provides that in the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Company the holders of Class A Common Stock and Common Stock will participate ratably in proportion to the number of shares held by each such holder in any distribution of assets of the Company to such stockholders. See "INVESTMENT AGREEMENT -- Terms of Class A Common Stock." In addition, the Charter Amendment would add a new provision which provides that in the event the Company effects a subdivision or combination or consolidation of the outstanding shares of Class A Common Stock into a greater or lesser number of shares of Class A Common Stock, then in each such case the Company will effect an equivalent subdivision or combination or consolidation of the outstanding shares of Common Stock into a greater or lesser number of shares of Common Stock.

REDEMPTION PROVISION; POSSIBLE REDEMPTION OF SHARES HELD BY NON-U.S. PERSONS


     General. The Redemption Provision provides that, subject to the express terms of any series of preferred stock, outstanding shares of the Company's stock held by Disqualified Holders (as hereafter defined) may be redeemed by the Company to the extent necessary, in the judgment of the Board of Directors, to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by the Company or any of its subsidiaries to conduct any portion of the business of the Company or any of its subsidiaries, which license or franchise is conditioned upon some or all of the holders of the stock of the Company possessing prescribed qualifications. "Disqualified Holder" is defined in the Charter Amendment to mean any holder of shares of stock of the Company whose continued holding of such stock, either individually or taken together with the holding of shares of stock of the Company by any other holder or holders of shares of stock of the Company, may, in the judgment of the Board of Directors, result in the loss of, or the failure to secure the renewal or reinstatement of, any license or franchise from any governmental agency held by the Company or any of its subsidiaries to conduct any portion of the business of the Company or any of its subsidiaries.


     The Redemption Provision provides that, subject to any additional or different rights of a particular Disqualified Holder or of the Company pursuant to any contract or arrangement between such Disqualified Holder and the Company (see "INVESTMENT AGREEMENT -- Provisions Relating to Maintenance of BT's Proportionate Ownership Interest-Limitation on Issuance of Stock to Non-U.S. Persons on Entities; Redemption of Stock Held by Non-U.S. Persons or Entities"),
(i) the redemption price of any shares so redeemed will equal the current market value of such shares (based on the average of the daily closing prices over the twenty day trading period commencing on the twenty-second trading day prior to the date on which notice of redemption is given or, if such notice has been waived, the date that is ten days prior to the applicable redemption date), provided that the redemption price payable to any Disqualified Holder who purchased such shares after February 4, 1994 and within one year of the redemption date will not (unless otherwise determined by the Board of Directors) exceed the purchase price paid by such Disqualified Holder for such shares; (ii) the redemption price may be paid in cash, debt or equity securities of the Company or any other corporation or any combination thereof (any such securities being referred to herein as "Redemption Securities"); (iii) any Redemption Securities will have such terms and conditions which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the Board of Directors, has a value, at the time notice of redemption is given (or, if such notice has been waived, the date that is ten days prior to the applicable redemption date), at least equal to the applicable redemption price; and (iv) if less than all the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in a manner determined by the Board of Directors which may include selection first of the most recently purchased shares, selection by lot or selection in any other manner determined by the Board of Directors to be equitable. The Board of Directors is expressly permitted to select shares of the Common Stock for redemption prior to redeeming shares of Class A Common Stock. At least ten days' written notice of the redemption date must be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such record holder). The redemption date, however, may be the date on which written notice is given to record holders if the cash or Redemption Securities necessary to effect the redemption have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed. Notwithstanding the foregoing, if any shares of Class A Common Stock or any other capital stock held by BT or its affiliates are redeemed pursuant to the Redemption Provision, the redemption price and the other terms and conditions of such redemption will be as set forth in the Investment Agreement. In addition, the Investment Agreement provides that, to the fullest extent legally permissible, the Company must first designate for redemption securities other than shares of Class A Common Stock or Common Stock held by BT. See "INVESTMENT AGREEMENT -- Provisions Relating to Maintenance of BT's Proportionate Ownership Interest -- Limitation on Issuance of Stock to Non-U.S. Persons or Entities; Redemption of Stock Held by Non-U.S. Persons or Entities."


     Reasons for and Effects of the Redemption Provision. The Redemption Provision is being proposed in order to assure that the Company will be able to comply with the foreign ownership provisions contained in Section 310(b), although the Redemption Provision could be used in other circumstances if necessary to prevent the loss of any governmental license or franchise. Section 310(b) currently provides that, absent an FCC order expressly permitting a higher level of foreign ownership, if more than 25% of the Company's capital stock is owned of record or voted by Non-U.S. Persons or Entities the FCC may revoke certain licenses that are material to the business of the Company and its subsidiaries. Based upon the results of a survey of the Company's public stockholders conducted in July 1993 in accordance with FCC guidelines, and assuming that BT had then been issued shares of Class A Common Stock representing 20% of the Common Shares outstanding after such issuance, the aggregate foreign ownership of the Company's outstanding capital stock (including shares owned by BT) at such time would have equaled 24.98 percent, plus or minus 1.32 percent (at a survey confidence level of 97.5 percent). Although the Company has filed the FCC Petition requesting, among other things, that the FCC permit up to 28 percent of the Company's capital stock to be owned by Non-U.S. Persons or Entities, the Company cannot predict whether the FCC will grant such request. See "INVESTMENT PROPOSALS -- Regulatory Approvals -- Section 310 of the Communications Act." If at any time following the Closing the percentage of the Company's outstanding capital stock owned by Non-U.S. Person or Entities were to exceed 25% or such greater percentage as may be set forth in an FCC order, under the Redemption Provision the Company could redeem shares of the Company's capital stock held by Non-U.S. Persons or Entities in the manner and at the redemption prices described above. The Redemption Provision could have an adverse effect on the price of the Common Stock.

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

REDEMPTION OF RIGHTS


     The Charter Amendment provides that until the fourth anniversary of the Closing Date, so long as any shares of Class A Common Stock remain outstanding, the Company may not redeem the Rights without the affirmative vote of the holders of at least 75% in voting power of the Voting Securities at the time outstanding, voting together as a single class. Since BT will initially own approximately 20% of the outstanding Voting Securities following the Closing, unless the shares of Class A Common Stock are converted to Common Stock, stockholder approval of redemption of the Rights, and therefore any acquisition of control of the Company, during the four years following Closing will be unlikely without the consent of BT. See "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to Sell the Company; Certain Anti-takeover Effects."


REPEAL OF THE CAPPED VOTING AND BUSINESS COMBINATION PROVISIONS

     The Business Combination Provision. Delaware law generally requires the affirmative vote of the holders of a majority of the outstanding shares entitled to vote to approve a merger, consolidation or dissolution of the Company or a sale, lease or exchange of all or substantially all of the Company's assets. The Business Combination Provision raises the required affirmative vote to 80% of the total number of votes entitled to be cast to approve these and certain other significant corporate transactions ("business combinations") if a "Substantial Stockholder" (as defined in the Business Combination Provision) is a party to the transaction or its percentage equity interest in the Company would increase as a result of the transaction. Two-thirds of the Board of Directors may, in all such cases, determine not to require such 80% affirmative vote, but only if a majority of the directors acting upon such matter are "continuing directors" (as defined in the Business Combination Provision). Such determination may only be made prior to the time any Substantial Stockholder in question achieves such status. The required 80% approval of any such business combination must include at least a majority of all votes entitled to be cast by shares not beneficially owned by any Substantial Stockholder.

     A "Substantial Stockholder" generally is defined in the Business Combination Provision as the "beneficial owner" of 15% or more of the outstanding shares of stock of the Company entitled to vote generally in the election of directors ("voting shares"). "Beneficial ownership" generally is defined in accordance with the definition of beneficial ownership under Rule 13d-3 of the General Rules and Regulations under the Exchange Act and includes all shares as to which the Substantial Stockholder in question has sole or shared voting or investment power. However, for purposes of the Business Combination Provision, a Substantial Stockholder is also deemed to own beneficially shares owned, directly or indirectly, by any "Affiliate" or "Associate" (each as defined in the Business Combination Provision) of the Substantial Stockholder, as well as (i) shares which it or any such Affiliate or Associate has a right to acquire, (ii) shares issuable upon the exercise of options or rights, or upon conversion of convertible securities, held by the Substantial Stockholder, and (iii) shares beneficially owned by any other person with whom the Substantial Stockholder or any of his Affiliates or Associates acts as a partnership, syndicate or other group pursuant to an agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of shares of capital stock of the Company.

     A "business combination" subject to the Business Combination Provision includes: a merger or consolidation involving the Company or any of its subsidiaries and a Substantial Stockholder; a sale, lease or other disposition of a "substantial part" of the assets of the Company or any of its subsidiaries (that is, assets constituting in excess of 10% of the book value of the total consolidated assets of the Company) to a Substantial Stockholder; an issuance of equity securities of the Company or any of its subsidiaries to a Substantial Stockholder for consideration aggregating $25,000,000 or more; a liquidation or dissolution of the Company (if as of the record date for the determination of stockholders entitled to vote with respect thereto any person is a Substantial Stockholder); and a reclassification or recapitalization of securities (including any reverse stock split) of the Company or any of its subsidiaries or a reorganization, in any case having the effect, directly or indirectly, of increasing the percentage interest of a Substantial Stockholder in any class of equity securities of the Company or such subsidiary.

     The Business Combination Provision is intended to encourage a person or entity that is interested in a business combination with or a substantial equity investment in the Company to negotiate the terms of such business combination or investment in advance thereby enabling the Board of Directors to negotiate with such person or entity for the best interest of all stockholders.

     The Capped Voting Provision. The Capped Voting Provision provides that, unless and until the procedural requirements of the Capped Voting Provision are satisfied, any person who becomes a "Substantial Stockholder" (as defined in the Capped Voting Provision) shall be entitled to one vote for each voting share of any class or series of stock beneficially owned by such person up to 10% of the outstanding voting shares of such class or series, but for each voting share in excess of 10% of the outstanding shares of such class or series, such person shall, except as to certain specified matters, be entitled to only one hundredth (1/100) of one vote per share. The Capped Voting Provision specifies that, notwithstanding the foregoing, in no event shall a Substantial Stockholder, by virtue of its ownership of voting shares of any class or series, be entitled, except as to certain specified matters, to cast more than 15% of the total number of votes (after giving effect to the reduction in his voting rights) entitled to be cast in respect of all outstanding voting shares of such class or series.

     The limitation on voting rights of a Substantial Stockholder remains in effect until the Substantial Stockholder has consummated a tender offer for any and all shares of Common Stock (i) at a price per share not less than the minimum "Offer Price" specified in the Capped Voting Provision and (ii) which satisfies certain procedural requirements set forth in the Capped Voting Provision. Upon such consummation, each voting share beneficially owned by the Substantial Stockholder may be fully voted the same as would a share in the hands of any other holder. A person who otherwise would be a Substantial Stockholder for purposes of the Capped Voting Provision will not be deemed such if such person commences, prior to the time it would otherwise be deemed to have become a Substantial Stockholder, and thereafter consummates, a tender offer for any and all shares of Common Stock (including a tender offer made at a price less than the minimum "Offer Price") which is approved by two-thirds of the Board of Directors, but only if a majority of the directors acting upon such matter are "continuing directors".

     A "Substantial Stockholder" for purposes of the Capped Voting Provision is defined as any "beneficial owner" of more than 10% of the outstanding voting shares (as opposed to the 15% test of the Business Combination Provision). "Beneficial ownership" for purposes of the Capped Voting Provision generally is defined in accordance with the definition utilized in the Business Combination Provision, except that, for purposes of the Capped Voting Provision, a Substantial Stockholder is deemed to beneficially own shares owned, directly or indirectly, by any "Affiliate" of the Substantial Stockholder (defined as any person directly or indirectly controlling, controlled by, or under common control with, the Substantial Stockholder) but not by an "Associate" (as defined in the Capped Voting Provision) thereof.

     The "Offer Price" for a tender offer referred to in the Capped Voting Provision (which will relieve the Substantial Stockholder of the voting limitations set forth therein) must equal or exceed a price equal to the greater of:

          (A) the market price (as defined in the Capped Voting Provision) of the Common Stock immediately prior to the public announcement of the tender offer, multiplied by a fraction, the numerator of which is the highest per share price paid (or agreed to be paid) by the Substantial Stockholder (or any of its Affiliates or any other person who is deemed to be the beneficial owner of shares also beneficially owned by the Substantial Stockholder) during the preceding two year period, and the denominator of which is the market price of the Common Stock immediately prior to the initial acquisition of shares by the Substantial Stockholder (or any of its Affiliates or any such other person) during such two year period;

          (B) the highest per share price paid (or agreed to be paid) by the Substantial Stockholder (or any of its Affiliates or any such other person) in acquiring shares of Common Stock;

          (C) the highest sale or bid price for the Common Stock during the preceding 12 months; or

          (D) the earnings per share of the Common Stock for the four preceding fiscal quarters multiplied by the then highest price/earnings ratio reported for the Substantial Stockholder or any of its Affiliates.

     In lieu of a price determined on the basis of these formulae, a majority of the Board of Directors (but only if a majority of the Board of Directors then consists of continuing directors) or, if a majority of the Board of Directors does not then consist of continuing directors, then a majority of the continuing directors, may choose, by notice to the Substantial Stockholder, within 90 days after a written request by the Substantial Stockholder for advice as to the directors' decision, to require that any such Offer Price may not be less than a price per share (the "Established Price") established by an independent, nationally recognized investment banking firm selected by the directors (in the above manner) as a fair and appropriate price for the sale of the Company in a privately negotiated arm's length acquisition of the Company. For these purposes, consideration will be given to the value of the Company as a going concern and in liquidation, and the Established Price will reflect the circumstance which will result in the highest price.

     The purpose of the Capped Voting Provision is to enable all stockholders to participate, through an election to sell or otherwise dispose of their shares, in any proposed acquisition of control of the Company by another person, and to be offered a price for their shares which is fair and equitable under the circumstances and which includes an appropriate premium for the acquisition of such control.


     Reasons for and Effects of Deletion of the Capped Voting and Business Combination Provisions. The Charter Amendment would delete the Business Combination Provision and the Capped Voting Provision from the Restated Certificate. In connection with the negotiation of the Investment Agreement, BT sought repeal of the Capped Voting Provision because absent such repeal BT's holdings over 10% of the outstanding Common Shares would not be entitled to full voting rights. Similarly, BT insisted on repeal of the Business Combination Provision in order to ensure its flexibility to effect a business combination subsequent to the Closing on the same terms and conditions as any other acquiror. Absent repeal of such provisions any business combination with BT after the Closing would require an 80% vote. The Business Combination Provision and the Capped Voting Provision are designed to encourage persons seeking to acquire control of the Company to consult first with the Board of Directors to negotiate the terms of any proposed business combination or tender offer. Furthermore, an important purpose of the Capped Voting Provisions is to increase the likelihood that, in connection with an attempt to acquire control of the Company, all of the Company's stockholders will be offered the opportunity to sell their shares at a fair and appropriate price, whether or not the acquiring person intends to effect any subsequent business combination involving the remaining minority interests in the Company. The repeal of the Capped Voting Provision and the Business Combination Provision would, absent the adoption of the Rights Plan and other other provisions sought by BT that have an antitakeover effect, meaningfully increase the Company's vulnerability to (i) coercive two-tiered, front-end loaded or partial offers which may not offer fair value to all stockholders; and (ii) market accumulators who through open market or private purchases would be able to exercise a controlling influence over the policies of the Company without paying to selling or remaining stockholders a fair and adequate price, including a sufficient premium for such controlling interest, or who are simply interested in putting the Company into "play." The adoption of the Rights Plan should meaningfully reduce the Company's exposure to unsolicited takeover attempts that might otherwise result from repeal of the Business Combination Provision and the Capped Voting Provision.


THE CONSENT AMENDMENT

     General. Under Delaware law, unless otherwise provided in a corporation's certificate of incorporation, any action which is required or permitted to be taken at an annual or special meeting of stockholders may instead be taken without prior notice, without a meeting and without a vote if a written consent setting forth the action to be taken is signed by the holders of outstanding shares of stock having at least the number of votes as would be required to authorize such action at a meeting of stockholders at which all shares entitled to vote thereon were present and voted. The Charter Amendment would eliminate the ability of the holders of Common Stock (but not Class A Common Stock) to take action by written consent (such provision of the Charter Amendment is referred to herein as the "Consent Amendment").

     Reasons for and Effects of the Consent Amendment. The Consent Amendment eliminates the ability of holders of Common Stock (but not Class A Common Stock) to take action by written consent immediately and without prior notice. The Consent Amendment would allow holders of Common Stock to act only at an annual or special meeting, and under the Restated Certificate special meetings of stockholders may be called only by the Board of Directors or the Chairman of the Board or upon the written request of holders of at least two-thirds of the outstanding shares entitled to vote in the election of directors. By requiring that actions by holders of Common Stock be taken only at a meeting, the Consent Amendment ensures that all such stockholders will have the opportunity to consider any matter that could affect their rights. The Board of Directors believes it is appropriate and important for public stockholders of the Company to be afforded the protection of a stockholders' meeting.

     If the Consent Amendment is adopted, a majority stockholder would no longer be able to take unannounced action. The inability of a majority stockholder to act without a meeting might impact upon such person's decision to purchase voting securities of the Company. For example, a person may be discouraged or deterred from attempting to obtain control of the Company if a necessary ingredient of such program is to take action immediately and without any prior notice.

REMOVAL OF DIRECTORS

     General. The By-Laws of the Company currently contain provisions with respect to the removal of directors, including a supermajority voting requirement of four-fifths of the votes entitled to be cast by the holders of all outstanding shares that would be entitled to elect such director's successor if such director's term had naturally expired. The Charter Amendment would (i) move the provisions related to the removal of directors to the Restated Certificate, (ii) establish removal provisions with respect to the Class A Directors and (iii) conform the removal provisions to the current provisions of the DGCL, as amended. The provisions of the Charter Amendment relating to the removal of directors are designed to reflect the statutory requirements applicable to such removal, taking into account directors elected by holders of a class of stock, cumulative voting, a classified board, a supermajority voting requirement and removal of certain directors with and without cause.


     Removal of Ordinary Directors. The Charter Amendment would add a provision to the Restated Certificate providing that any director of the Company elected to one of the three staggered classes of the Board of Directors may be removed from office, but only for cause and only by the affirmative vote of the holders of not less than four-fifths of the votes entitled to be cast by the holders of all outstanding shares (considered as one class) entitled to vote thereon. The stockholders entitled to vote for the election of such removed director's successor may, at the meeting at which such removal was effectuated, elect a successor to any director so removed, which successor will hold office until the next election of the class of directors of which the director so removed was a member. The remaining directors (other than the Class A Directors and any other directors elected by the holders of any series of preferred stock voting separately as a class) may, to the extent that the vacancy is not filled by election by the stockholders, fill such vacancy for such term.


     Removal of Class A Directors. The Charter Amendment would amend the Restated Certificate to provide that any Class A Director may be removed from office (i) for cause only by the affirmative vote of the holders of not less than four-fifths of the votes entitled to be cast by the holders of all outstanding shares (considered as one class) entitled to vote thereon and (ii) without cause only by the affirmative vote of the holders of not less than a majority of the outstanding Class A Common Stock, voting separately as a class. Notwithstanding the foregoing, if less than all the Class A Directors are to be removed, no Class A Director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of all Class A Directors. In case of any vacancy resulting from any such removal of a Class A Director, the remaining Class A Director or Directors may appoint a successor to hold office for the unexpired term of the Class A Director whose place shall be vacant. If the offices of all Class A Directors are vacant, then the holders of the Class A Common Stock may elect successors.

     Removal of Other Directors. The Charter Amendment would amend the Restated Certificate to provide that any director of the Company other than a director described under "Removal of Ordinary Directors" or

"Removal of Class A Directors" above may be removed from office, with or without cause, and the vacancy resulting therefrom may be filled, in accordance with applicable law and any other provision of the Restated Certificate (including any applicable terms of any class or series of Preferred Stock) or by-laws applicable thereto. Currently there are no directors nor any plans for any directors who would fall within the purview of this provision.

ADDITIONAL PROVISIONS

     The Charter Amendment would repeal a provision of the Restated Certificate that provides that all shares of preferred stock of the Company that are acquired by the Company, whether by purchase or redemption or by their having been converted or exchanged for other shares of the Company or otherwise, shall be retired and shall not be reissued. Following repeal of such provision of the Restated Certificate, shares of the Company's preferred stock that are acquired by the Company could, by resolution of the Board of Directors, be retired and thereby resume the status of authorized and unissued shares of the class or series to which they belong and thereafter be available for issuance by the Company. Such amendment to the Restated Certificate is being proposed in order to give the Company greater flexibility to issue additional shares of preferred stock following the acquisition by the Company of outstanding shares of its preferred stock.

     The Restated Certificate currently provides that the authorized amount of shares of the Common Stock and of the Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of a majority of the votes entitled to be cast thereon. The Charter Amendment would add the newly created Class A Common Stock to this list.

                     STOCKHOLDERS RIGHTS PLAN (ITEM NO. 3)


     General. The Closing is conditioned upon the Board of Directors adopting, subject to stockholder approval of the Investment Proposals, a stockholders rights plan (the "Rights Plan") in accordance with the terms of a Rights Agreement substantially in the form attached hereto as Appendix III (the "Rights Agreement"). Under the Investment Agreement, the Board of Directors is not required to adopt the Rights Plan prior to the time that all other conditions to the Closing have been satisfied or waived, and the Board of Directors does not intend to adopt the Rights Plan unless and until all conditions to the Closing (other than the adoption of the Rights Plan) have been waived or satisfied. The following is a summary of certain provisions of the Rights Agreement, which is attached as Appendix III to this Proxy Statement and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the Rights Agreement.



     The Board of Directors reserves the right to adopt the Rights Plan in a form other than as set forth as Appendix III hereto or to determine not to adopt the Rights Plan notwithstanding stockholder approval. The Board of Directors also reserves the right, subject to the terms of the Restated Certificate (as amended by the Charter Amendment) and the Investment Agreement, to amend the provisions of the Rights Plan in accordance with its terms and without stockholder approval after approval of the Investment Proposals by the Company's stockholders including in respects that could further discourage takeover attempts.


     The Rights Plan contemplates that the Board of Directors declare a dividend of one preferred stock purchase right (a "Right") for each outstanding Common Share, payable on a date after the Closing (the "Rights Plan Record Date") to the stockholders of record on that date. Prior to the Distribution Date (as defined below), the Rights will also be attached to all future issuances of Common Shares. From and after the Distribution Date, each Right will entitle the registered holder to purchase from the Company one-hundredth of a share of Series E Preferred Stock, par value $.10 per share (the "Series E Preferred Stock"), of the Company, at a price per one-hundredth of a share of Series E Preferred Stock to be established by the Board of Directors at the time of its adoption of the Rights Plan and that is expected to be two to four times the then current market value of the Common Stock (the "Purchase Price"), subject to adjustment.

     The Rights become exercisable on the date (the "Distribution Date") that is the earlier of (i) the tenth day following the public announcement that a person or group (an "Acquiring Person") has acquired beneficial ownership of 10% or more of the outstanding Common Shares (more than 20.1% in the case of BT) or (ii) the tenth day (or such later date as determined by action of the Board of Directors prior to such time as any such person or group becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the outstanding Common Shares (more than 20.1% in the case of BT). BT will not be deemed an Acquiring Person solely by virtue of the shares of Class A Common Stock it acquires pursuant to the Investment Agreement or any shares of Common Stock issued upon conversion of such shares of Class A Common Stock. The Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Rights Plan Record Date, by such Common Share certificate together with the Summary of Rights which is included in the Rights Agreement as Exhibit C (the "Summary of Rights").



     The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Rights Plan Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Rights Plan Record Date, even without such notation or a copy of the Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and thereafter such separate Right Certificates alone will evidence the Rights. The Rights Agreement provides that anything therein or in the Rights to the contrary notwithstanding, Rights may be issued subsequent to the Distribution Date under certain circumstances as set forth in the Rights Agreement.



     The Rights are not exercisable until the Distribution Date. The Rights will expire ten years after the date of the Rights Agreement (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.


     The Purchase Price payable, and the number of shares of Series E Preferred Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series E Preferred Stock. The number of outstanding Rights is subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares.

     Series E Preferred Stock purchasable upon exercise of the Rights will not be redeemable. Each share of Series E Preferred Stock will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per share of Common Stock. In the event of liquidation, the holders of the Series E Preferred Stock will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per share of Common Stock. Each share of Series E Preferred Stock will have 100 votes, voting together with the Common Shares. Because of the nature of the Series E Preferred Stock's dividend, liquidation and voting rights, the value of the one-hundredth interest in a share of Series E Preferred Stock purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

     In the event that any person or group becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person, which will thereupon become void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the exercise price of the Right. In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its assets or earning power are sold, each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

     At any time prior to the time an Acquiring Person becomes such, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"), provided that pursuant to the Charter Amendment, during the four years following the Closing, so long as any shares of Class A Common Stock remain outstanding, such redemption will also require the affirmative vote of the holders of 75% in voting power of all outstanding Voting Securities. See "CHARTER AMENDMENT -- Redemption of the Rights" and "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to Sell the Company; Certain Antitakeover Effects -- Interim Investment Period." In addition, during the six years thereafter, the Company has agreed with BT that, without BT's consent, it will not redeem the Rights unless it has followed certain auction procedures set forth in the Investment Agreement. See "THE INVESTMENT AGREEMENT
- -- Provisions Relating to a Change in Control of the Company -- Business Combinations -- Auction Period" and "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to Sell the Company; Certain Antitakeover Effects -- Auction Period." The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors may exchange the Rights (other than Rights owned by such Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one share of Common Stock, or one-hundredth of a share of Series E Preferred Stock, per Right (subject to adjustment).


     Subject to the consent rights of BT under the Investment Agreement and the Restated Certificate (as amended by the Charter Amendment) (see "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Matters Requiring Class A Common Stock Consent," "-- Provisions Relating to a Change in Control of the Company" and "Continuance of Certain Rights"), the terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights or the stockholders of the Company, except that, from and after such time as any person or group becomes an Acquiring Person, no such amendment may adversely affect the interests of the holders of the Rights or cause the Rights again to become redeemable. As a result of BT's consent rights, however, the Board of Directors would not be able to amend the Rights Plan in a manner adverse to BT without BT's consent even if such amendment were in the best interests of the other stockholders.



     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.



     Reasons for and Effects of the Rights Plan. The Board of Directors views the Rights Plan as a desirable measure to protect the Company and its stockholders from certain nonnegotiated takeover attempts (or the acquisition of a substantial percentage of the Common Shares) which present the risk of a change of control or related risks on terms which may be less favorable to the Company's stockholders than would be available in a transaction negotiated with and approved by the Board of Directors. Although there can be no certainty as to the results of any particular negotiation, the Board of Directors believes that the interests of the stockholders are best served if any acquisition of the Company or a substantial percentage of the Common Shares results from arm's-length negotiations and reflects the Board of Directors' careful consideration of the proposed terms of a transaction. In particular, the Rights Plan is intended to help (i) to encourage a potential acquiror to negotiate with the Board of Directors and thereby preserve for stockholders, in the event of a takeover attempt, the value of the Company; (ii) reduce the risk of coercive two-tiered, front-end loaded or partial offers which may not offer fair value to all stockholders; (iii) mitigate against market accumulators who through open market or private purchases may be able to exercise a controlling influence over the policies of the Company without paying to selling or remaining stockholders a fair and adequate price, including a sufficient premium for such controlling interest; and (iv) deter market accumulators who are simply interested in putting the Company into "play". The Rights Plan is expected to achieve these goals by confronting a potential acquiror of the Company's stock with the threat of a substantial dilution of the acquiror's equity interest resulting from the exercise of the Rights to buy additional stock in the Company (or in certain cases, stock of the acquiror) at a substantial discount in the event that the acquiror engages in a triggering transaction described above.

     The adoption of the Rights Plan should meaningfully reduce the Company's vulnerability to coercive two-tiered, front-end loaded or partial offers and market accumulators as described above that otherwise might result from the repeal of the Capped Voting Provision and the Business Combination Provision. See "CHARTER AMENDMENT -- Repeal of the Capped Voting and Business Combination Provisions." In that connection, BT sought contractually to obligate the Company, subject to stockholder approval, to adopt the Rights Plan in order to reduce the likelihood that the Company would be sold or a substantial percentage of the Common Shares would be acquired pursuant to a transaction not approved by the Board of Directors and, during the Interim Investment Period, by BT. In addition, while the Investment Agreement contains standstill protections against certain future acquisitions of shares of Common Stock by BT (see "THE INVESTMENT AGREEMENT -- Standstill and Related Provisions"), the Rights Plan will provide additional protection to the stockholders from any potential future acquisitions of shares of Common Stock by BT without the approval of the Board of Directors.


     The overall effect of the Rights Plan may be to render more difficult or discourage any attempt to acquire the Company even if such acquisition may be in the best interests of the Company's stockholders. As a result of the Supermajority Stockholder Vote Provision, so long as shares of the Class A Common Stock remain outstanding, redemption of the Rights during the first four years after Closing will be unlikely without BT's consent, making any acquisition of control of the Company during those four years unlikely without BT's consent. Thereafter, since the Rights are redeemable by the Board of Directors, in general the Rights Plan would interfere with a merger or other business combination approved by the Board of Directors only to the extent that such redemption is restricted by the terms of the Investment Agreement during the Auction Period. See "THE INVESTMENT AGREEMENT -- Provisions Relating to a Change in Control of the Company -- Business Combinations -- Auction Period" and "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to sell the Company; Certain Antitakeover Effects -- Auction Period."

                              RELATED TRANSACTIONS
THE JOINT VENTURE

     As described above under "INVESTMENT PROPOSALS -- Background of and Reasons for the Investment Proposals," the transactions contemplated by the Investment Agreement form part of a strategic alliance between the Company and BT. A principal component of such alliance is the formation by the Company and BT of a joint venture (the "Joint Venture") to provide enhanced and value-added services between two or more countries and international telecommunications-related outsourcing. The Closing under the Investment Agreement is conditioned on the simultaneous occurrence of the Joint Venture Closing and the Joint Venture Closing is conditioned on the occurrence of the Closing.

     Certain terms of the Joint Venture are summarized below. Copies of the Joint Venture Agreement, the form of MCI Distribution Agreement, the form of MCI Services Agreement and the form of Intellectual Property Agreement have been filed as exhibits to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 1993. The Terms of the Joint Venture can be modified (including to provide for one or more additional participants in the Joint Venture or one or more additional distributors of Newco's services) by agreement of the Company, BT and Newco. Such modification would not require the consent of the stockholders of the Company and Company does not anticipate that it would solicit such consent.

     Corporate Structure; Ownership Interests; Board Representation

     Newco is an unlimited liability company incorporated in England and Wales, and the Company's interest in Newco will initially be held by a wholly-owned subsidiary of the Company. BT's interest in Newco will initially be held by a wholly-owned subsidiary of BT. Through their subsidiary holding companies BT and the Company will initially own 75.1% and 24.9%, respectively, of the outstanding equity of Newco following the Joint Venture Closing. The Board of Directors of Newco (the "Newco Board") will consist of eight members, six of whom shall be elected by BT and two of whom shall be elected by the Company. Most of the rights of the Company and BT which are summarized herein must be exercised through their respective subsidiary companies that directly hold the shares of Newco.

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

     Business of the Newco Group

     The operations of the Joint Venture will be conducted through Newco and its subsidiaries (the "Newco Group"). The business of the Newco Group will consist of the provision of Global Products to Newco's distributors. Newco will initially appoint MCI Telecommunications Corporation, a wholly-owned subsidiary of the Company ("MCI Telecommunications"), as its exclusive distributor in the Americas and BT as Newco's exclusive distributor in the rest of the world (the term "Distributors" is used herein to refer to each of MCI Telecommunications and BT in their roles as distributors of Newco's services). See "Distribution Agreements" below. "Global Products" include any current or future Enhanced or Value Added Service between two or more countries and the provision of telecommunication services management to a customer in two or more countries (i.e. telecommunications-related outsourcing). "International Enhanced and Value-Added Services" include any international telecommunications services that are permitted by applicable regulations to be offered between two or more countries by a single group (i.e., a corporation and its subsidiaries) and which regulations permit to be managed end to end, but exclude: (i) voice international simple resale, (ii) international direct distance dialing provided on a correspondent basis, (iii) the provision of international private leased circuits and (iv) any services which for regulatory reasons must be offered on a correspondent basis. The scope of Newco's business may expand over time to the extent that additional services are permitted to be offered outside of correspondent relations by applicable regulations.

     The Newco Group will build and manage a global telecommunications network consisting of hardware and related software (the "Global Platform") providing its services between points of access and egress to the Global Platform ("Global Points of Presence"). Each of the Distributors will be responsible for network links to and from the Global Points of Presence at each end when providing service within the territory (a "Territory") for which each respectively serves as exclusive distributor. For service between Territories, the Distributor in the Territory where the communication originates will be responsible for transporting the communication to the nearest Global Point of Presence and Newco will provide service from such Global Point of Presence to the terminating Global Point of Presence in the other Distributor's Territory and will be responsible for obtaining service from the Global Point of Presence to the terminating point.

     Newco will operate in a highly competitive and regulated environment and there is no assurance that the Joint Venture will achieve the current objectives of the Company or that the business of the Newco Group will not materially change.

     Management and Control of Newco

     Because BT will be entitled to appoint a majority of the Newco Board, BT will generally have the ability to control Newco, subject to certain significant consent rights of the Company summarized below (see "Consent and Related Rights" below) and to a requirement in the Joint Venture Agreement that the direction and management of Newco be carried out in a manner which is consistent with Newco's then current Business Plan and AOPB (each as defined below). Under the Joint Venture Agreement, the consent of both the Company and BT is required for the appointment of Newco's chief executive officer, chief operating officer, chief finance officer, chief technology officer and senior marketing officer.

     Business Plan and AOPB

     The Joint Venture Agreement provides for the annual adoption by Newco of an annual operating plan and budget (an "AOPB") and a revised rolling five year business plan (a "Business Plan"). An initial Business Plan has been approved by the Company and BT and each of the Company and BT must use all reasonable efforts to agree upon an initial AOPB prior to the Joint Venture Closing. Absent such agreement, the Newco Board, a majority of whose members are appointed by BT, may approve by majority vote an initial AOPB that is consistent with the initial Business Plan. Subject to the foregoing, each AOPB and Business Plan must be approved by unanimous vote of the Newco Board. If the Newco Board fails to timely adopt an AOPB for a fiscal year (other than the first year), the chief executive officer of the Company and the chairman of BT will attempt to agree upon the relevant AOPB. Failing such agreement, the Newco Group will be operated in accordance with the provisions for such year contained in the most recently adopted Business Plan with such

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

modifications as are necessary to reflect changes from such Business Plan that have already properly occurred and timing differences.

     Consent and Related Rights

     The Joint Venture Agreement provides that, subject to the terms thereof, each of the Company and BT will have specified consent rights with respect to:
(i) changes in Newco's corporate charter; (ii) any issuance by Newco of equity securities other than pursuant to the Company's and BT's agreed funding commitment; (iii) any issuance of equity by a subsidiary of Newco other than to Newco or a wholly owned subsidiary of Newco; (iv) any non-cash dividend or distribution by Newco or any cash dividends by Newco in excess of the sum of 65% of the Newco Group's distributable reserves and combined after-tax net profits for any fiscal year; (v) any repurchase of shares of Newco held by the Company or BT or any redemption of capital; (vi) borrowings which would result in the outstanding borrowings of the Newco Group exceeding the aggregate capital and retained earnings of Newco; (vii) any decision regarding technology and/or architecture which, if implemented, would have material effect either on the continued compatibility of the Company's systems with that of Newco or on the Company's plans for technology development to the extent such plans are not inconsistent with the Company's obligations in respect of the Joint Venture or Newco's technology plans as set out in the then current AOPB; (viii) the Newco Group engaging in any business outside its agreed scope of business as set forth in the Joint Venture Agreement; (ix) any single or related series of dispositions or encumbrances of assets exceeding 7.5% of the aggregate net assets of the Newco Group; (x) acquisitions (including participation in joint ventures) involving a value or commitment in excess of 7.5% of the aggregate fixed assets of the Newco Group; (xi) material transactions between the Newco Group and BT or any of BT's subsidiaries other than as contemplated by the Joint Venture Agreement and the agreements relating thereto; (xii) any merger or similar business combination involving a member of the Newco Group or, subject to a specified exception, the voluntary liquidation of any member of the Newco Group; (xiii) any single or related series of expenditures in any fiscal year in excess of 7.5% of Newco's annual budget or 7.5% of Newco's capital expenditure plan for such fiscal year; (xiv) the adoption or change of the AOPB or the Business Plan; (xv) the appointment of Newco's chief executive officer, chief operating officer, chief financial officer, chief technology officer and senior marketing officer; (xvi) material deviations from any product plan included in the AOPB; (xvii) the incurrence of material commitments or liabilities outside the ordinary course of business other than as provided in the then current AOPB; (xviii) the amendment of any material provision of the Distribution Agreement with BT or the Services Agreement (as hereafter defined) with BT; and (xix) any change in the status of Newco from an unlimited company or any change in Newco's tax residence. If the Company or BT has exercised its consent rights and the Company and BT are otherwise unable to resolve their differences, the matter must be referred to the chief executive officer of the Company and the chairman of BT for resolution. If the deadlock is not resolved, then the veto prevails.

     Capitalization/Funding

     Pursuant to the Joint Venture Agreement, prior to the Joint Venture Closing BT will purchase its equity interest in Newco for L150,000,000 in cash and such funds will be used in part by Newco to acquire BT's Syncordia outsourcing business and certain other assets from BT as described under "Sale by BT to Newco of Syncordia and Certain Other Assets" below. At the Joint Venture Closing, the Company will purchase its 24.9% equity interest in Newco for approximately L49.7 million in cash. As described under "Sale by BT to Newco of Syncordia and Certain Other Assets" below, the amount of the initial capital contributions of BT and the Company are subject to adjustment based on the net asset value of Newco at the time of the Joint Venture Closing.

     After the Joint Venture Closing, each of the Company and BT will have ongoing funding obligations to Newco as set forth in the then current AOPB and Business Plan and the Joint Venture Agreement requires that all such funding by the Company and BT be made pro rata in proportion to their respective ownership interests of voting securities of Newco. If either party defaults in its funding obligation, the non-defaulting party shall, in addition to its other contractual remedies but subject to a 30 day cure period and certain other procedural requirements, have the right to contribute such defaulted amount to Newco in exchange for a

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

proportionate increase in its ownership interest in Newco. The Company and BT currently expect to invest in Newco an aggregate of approximately $1 billion (including their initial capital contributions) during the period ending five years after the Joint Venture Closing.

     Non-Compete

     The Joint Venture Agreement generally requires that, for so long as BT or the Company holds its interest in Newco, such party will not, except in accordance with the Distribution Agreements, (i) carry on or be engaged or interested in the provision of Global Products or appoint any person to be a director of a business that provides such services (other than Newco and its subsidiaries), or (ii) solicit the business of any person for the purpose of offering to that person Global Products. The non-compete obligations of the Company and BT described above are subject to certain specified exceptions, including the continued provision by the Company or BT other than through Newco of relevant products to the extent necessary to fulfill contractual arrangements existing at the time of the Joint Venture Closing.

     Transfer Restrictions

     Each of the Company and BT is prohibited from transferring its interest in Newco to any third party during an initial five year period following the Joint Venture Closing. Thereafter, either party may transfer all (but not less than all) of its interest in Newco, subject to a right of first refusal of the other party and certain procedural requirements set forth in the Joint Venture Agreement, if either (i) Newco fails to meet its target revenue forecasts set forth in the applicable AOPBs by more than 20% for any two out of the three preceding fiscal years or (ii) such party would have the right to terminate the Joint Venture as described below.

     Termination of the Joint Venture

     General. BT and the Company have limited rights to terminate the Joint Venture, which rights are especially limited during the first five years after the Joint Venture Closing. Generally, if either BT or the Company exercises its right to terminate the Joint Venture, then BT will be entitled to purchase the Company's interest in Newco at a price equal to the fair market value thereof (determined as described below). Notwithstanding that any purchase of the Company's interest in Newco would be at fair market value (determined as described under "Determination of Fair Market Value" below), because the Company and its subsidiaries are required to obtain all of their requirements for Global Products from Newco and will be relying on Newco to provide the necessary infrastructure for the supply of Global Products to customers of the Company and its subsidiaries, BT's purchase of the Company's interest in Newco and the attendant loss of the Company's right to distribute Newco products could, depending upon the circumstances, have a material adverse effect on the Company, particularly in the event that the strategic and operational significance of Newco to the Company increases over time as is currently anticipated by the Company.

     The Company's Termination Rights. The Company has the right to terminate the Joint Venture by requiring BT to purchase all, but not less than all, of the Company's interest in Newco at a price equal to the fair market value thereof (determined as described below under "Determination of Fair Market Value") upon the occurrence of any of the following: (i) a final non-appealable judgment that a BT Material Breach (as defined below) has occurred; (ii) conversion of the shares of Class A Common Stock as a result of a breach by BT of the standstill, voting or transfer provisions of the Investment Agreement (see "INVESTMENT AGREEMENT -- Terms of the Class A Common Stock -- Conversion;" " -- Standstill and Related Provisions;" " -- Voting of Shares by BT" and "Transfer Restrictions and Related Provisions"); (iii) a third party or group (other than the Company) acquiring securities representing 50% or more of the total voting power of the issued shares of BT; (iv) certain bankruptcy or insolvency events in respect of BT or its subsidiary which directly holds the Newco shares; (v) after the fifth anniversary of the Joint Venture Closing only, if BT breaches its funding obligations to Newco (subject to a 30-day cure period) (see "Capitalization/Funding" above); or (vi) after the fifth anniversary of the Joint Venture Closing only, if Newco fails to meet its target revenue forecasts by more than 20% for any two out of the three preceding fiscal years. "BT Material Breaches" consist of (a) BT knowingly acting in a manner which constitutes a breach of its covenant not to compete with Newco (see "Non-Compete" above); (b) after the fifth anniversary of the Joint Venture

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

Closing only, BT knowingly acting in a manner which constitutes a breach of the Company's consent rights under the Joint Venture Agreement (see "Consent and Related Rights" above); (c) BT knowingly failing to make certain intellectual property available to Newco under the Intellectual Property Agreement or to make certain intellectual property available to the Company under the Intellectual Property Agreement; (d) a breach of MCI Telecommunications' right to be Newco's exclusive distributor in the Americas; and (e) failure of Newco to supply Global Products under its Distribution Agreement with MCI Telecommunications when there is no reason for Newco not to do so. The Company will not have the right to terminate the Joint Venture due to BT's or Newco's breach of any other obligation.

     The Company has the right to purchase BT's interest in Newco at a price equal to the fair market value thereof (determined as described below under "Determination of Fair Market Value") upon the occurrence of an event summarized in clause (iii) or clause (iv) of the immediately preceding paragraph. The Company does not have the right to acquire BT's interest in Newco under any other circumstances.


     BT's Termination Rights. BT has the right to purchase all, but not less than all, of the Company's interest in Newco at a price equal to the fair market value thereof (determined as described below under "Determination of Fair Market Value") upon the occurrence of (i) a third party or group (other than BT) acquiring securities representing 50% or more of the total voting power of the issued shares of the Company; (ii) certain bankruptcy or insolvency events in respect of the Company or its subsidiary which directly holds the Newco shares;
(iii) after the fifth anniversary of the Joint Venture Closing only, if the Company breaches its funding obligation to Newco (subject to a 30 day cure period) (see "Capitalization/Funding" above); (iv) the Company breaches its obligations under the Investment Agreement described above under "INVESTMENT AGREEMENT -- No Shopping," " -- Business Combinations" or " -- Board Representation and Voting Provisions -- Board of Directors," or (v) a final non-appealable judicial determination that a Company Material Breach (as defined below) has occurred. "Company Material Breaches" are generally defined under the Joint Venture Agreement to mean (a) the Company knowingly acting in a manner which constitutes a breach of its covenant not to compete with Newco and (b) the Company knowingly failing to make certain intellectual property available to Newco under the Intellectual Property Agreement. The ability of BT to purchase the Company's interest in Newco at fair market value and the attendant loss of the Company's right to distribute Newco services could deter third party takeover proposals and could also reduce the price that a third party is willing to pay to acquire control of the Company. See "INVESTMENT PROPOSALS -- Certain Considerations -- Diminished Ability to Sell the Company; Certain Antitakeover Effects -- Newco Change of Control Provision." In order to limit the uncertainty regarding whether BT would acquire the Company's interest in Newco upon a change in control of the Company, the Company may, subject to certain conditions, require BT to confirm prior to the Company's agreeing to any such sale whether BT would exercise its right to acquire the Company's interest in Newco upon such change in control.


     Determination of Fair Market Value. The fair market value of a party's interest in Newco shall be determined by agreement of the Company and BT or, absent such agreement, by an independent London investment bank based on certain principles set forth in the Joint Venture Agreement.

     Conditions to Closing

     Each of the Company's and BT's obligation to effect the Joint Venture Closing is subject to various conditions which include the following: (i) the Company and BT shall have received from the EC Commission a formal decision or a comfort letter satisfying certain conditions which, in either case, is generally to the effect that the Transactions are not prohibited under Article 85 and that is not subject to any Unacceptable Condition (as defined below) (see "INVESTMENT PROPOSALS -- Regulatory Approvals -- European Community Competition Regulations"); (ii) the OFT shall have indicated to the Company and BT that it is not the intention of the Secretary of State to refer the Transactions to the MMC or following a reference to the MMC the Secretary of State shall have permitted the Transactions, in either case without the imposition of any Unacceptable Condition (see "INVESTMENT PROPOSALS -- Regulatory
Approvals -- U.K. Merger Control"); (iii) the OFT shall have indicated that the Transactions are not registrable under the RTPA or the Transactions shall have received clearance under the RTPA without the imposition of any Unacceptable Condition (see "INVESTMENT PROPOSALS -- Regulatory Approvals -- U.K. Re-

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

strictive Trade Practices Act 1976"); (iv) either the Secretary of State notifying the Company or BT that no class license has been or is to be revoked or that Newco otherwise possesses the necessary license to carry on its business and that such license is not subject to any conditions that would have a material adverse effect on the business of Newco taken as a whole and if, as a direct result of the above, the Secretary of State or the Director General of Telecommunications shall have formally proposed to amend BT's license, such proposed amendment shall not have a material adverse effect on the business of BT taken as a whole (see "INVESTMENT PROPOSALS -- Regulatory Approvals -- U.K. Telecommunications Regulation"); (v) the waiting period under the HSR Act with respect to the Joint Venture shall have expired or been terminated (see "INVESTMENT PROPOSALS -- Regulatory Approvals -- U.S. Antitrust Laws") without any condition or restriction being imposed that, in the reasonable opinion of the Company or BT, would materially diminish, taken as a whole, the Company or BT's rights under the Joint Venture Agreement; (vi) the Company shall have divested of its interest in Infonet Services Corporation ("Infonet") (see "Disposition of the Company's Interest in Infonet" below); and (vii) all conditions to the Closing and the closing under the BTNA Agreement shall have been satisfied or waived (see "THE INVESTMENT AGREEMENT -- Conditions Precedent" and "RELATED TRANSACTIONS -- Acquisition of BT North America -- Acquisition by the Company of the Business of BT North America Inc"). "Unacceptable Condition" generally means a condition or undertaking that, (a) in the case of the Company, would have a material adverse effect on the business of the Company taken as a whole or on the Company's rights under the Joint Venture Agreement, the Investment Agreement and the agreements relating thereto, or (b) in the case of BT, would have a material adverse effect on the business of BT taken as a whole or on BT's rights under the Joint Venture Agreement and the agreements relating thereto or which, in BT's reasonable opinion, would materially diminish, taken as a whole, BT's rights or protections with respect to its investment in the Company under the Investment Agreement or the Charter Amendment.

     Distribution Agreements


     General. The Joint Venture Agreement provides that at the time of the Joint Venture Closing, MCI Telecommunications and BT will enter into Distribution Agreements (the "Distribution Agreements") with Newco pursuant to which MCI Telecommunications will be appointed the exclusive distributor of Newco's services in the Americas and BT will be appointed Newco's exclusive distributor in the rest of the world. If the Company and BT agree, however, Newco may appoint one or more additional distributors. In addition, the Company expects to utilize sub-distributors to distribute Newco services in certain markets within the Americas but outside the United States. The Company's letter of intent with Banacci contemplates that the Banacci Joint Venture will be appointed a sub-distributor of Newco products in Mexico with the exclusive right to distribute Newco products in Mexico and the Company is negotiating with the Canadian telephone companies that comprise the Stentor alliance to agree on terms for such companies to be appointed the exclusive sub-distributors of Newco services in Canada (see "Stentor" below).



     Scope of Exclusive Distributorship; Exclusive Dealings. Each of MCI Telecommunications and BT will have the exclusive right to distribute Newco's services to customers located in such Distributor's Territory, subject to certain account management principles which will be contained in the Business Plan and AOPB. Each of MCI Telecommunications, BT and their respective affiliates will generally be obligated to obtain from Newco all of their requirements for Global Products except to the extent necessary to fulfill obligations under contracts entered into prior to the Joint Venture Closing. Newco may promote and sell Global Products only through the Distributors, except that each of the Distributors may permit Newco to sell international telecommunications-related outsourcing services directly to end users in its Territory.


     Provision of Services. Each of the Distributors will be required to provide Newco with annual forecasts ("Forecasts") of the requirements of its customers during the applicable fiscal year for Global Products then offered by Newco ("Standard Global Products") and Newco will be obligated to satisfy such forecasted requirements. Newco must use all reasonable efforts to satisfy requests for Standard Global Products in excess of the amounts specified in the applicable Forecast ("Excess Requests"). Provision of Global Products other than Standard Global Products shall be subject to the mutual agreement of the relevant Distributor and Newco, including in respect of pricing. Specific terms for Global Products, including service levels and

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

guarantees, will be set out in schedules that remain to be negotiated and attached to the Distribution Agreements.

     Pricing of Standard Global Products. Newco will establish pricing for Standard Global Products based on two components: (i) a variable annual charge calculated on the basis of the applicable Distributor's Forecast for the relevant period; and (ii) a charge based on actual usage. In addition, each Distributor will pay an annual technology licensing fee established by Newco of between 3% and 7% of the relevant Distributor's Forecasted annual revenue, but in any event not less than $6.5 million per year. The annual charges will be payable in advance and are intended to provide Newco with a source of funding for its fixed costs, including the technology licensing fees payable by Newco to the Company and BT under the Intellectual Property Agreement described below. The annual charges based on the Distributors' Forecasts and the technology licensing fees are not refundable under any circumstances, including termination of the Distribution Agreement. Newco will have the ability to vary the pricing for any Excess Request to the extent necessary to cover the additional costs to Newco of satisfying such request plus a reasonable rate of return.

     Termination. A Distribution Agreement will terminate upon notice by either party if (i) certain bankruptcy or insolvency-related events occur in relation to the other party or (ii) the respective Distributor or its affiliate, as applicable, no longer holds its interest in Newco. Following termination of a Distribution Agreement under (ii) above, Newco will continue to provide services to the former Distributor only to the extent necessary to enable the former Distributor to fulfill its existing contractual obligations for up to five years.

     Intellectual Property Agreement

     General. At the time of the Joint Venture Closing, the Company, MCI Telecommunications, BT and Newco will enter into an Intellectual Property Agreement governing the licensing of technology relating to Newco and certain other matters (the "Intellectual Property Agreement").

     Contribution and Use of the Company and BT Technology. At the time of the Joint Venture Closing, the Company and BT will grant Newco an irrevocable, perpetual, non-exclusive and non-transferable license to use certain of their existing technology in Newco's business including the creation and distribution of Global Products. The Intellectual Property Agreement permits Newco to license any technology that is reasonably necessary to carry on its business. Prior to the Joint Venture Closing, the Company and BT will review their respective technology portfolios and agree upon the actual technology to be licensed and the value thereof. Technology developed after the Joint Venture Closing by either the Company or BT will be subject to review and licensing by Newco by agreement among the Company, BT and Newco. Notwithstanding the foregoing, if Newco requests from the Company or BT the use of any technology that is owned by a third party or subject to a third party's intellectual property rights, then the Company or BT, as applicable, shall, at the request of Newco and subject to the reimbursement by Newco of all the expenses it reasonably incurs by such party, be obligated to use its reasonable efforts to negotiate fair and reasonable license terms and conditions with such third party to enable Newco to use and, subject to the other provisions of the Intellectual Property Agreement, sublicense the right to use the relevant technology.

     In consideration for the use of the Company's and BT's technology, Newco will pay in arrears an aggregate annual royalty to BT and the Company equal to 5% of Newco's annual revenues. Prior to the Joint Venture Closing, the parties will review and value the respective rights to be initially licensed by BT and the Company. Technology will be valued at the historic cost of developing, or acquiring, the technology minus any costs incurred by Newco to license third party technology relating to the parent-contributed technology. If the parties conclude that either the Company or BT is contributing more than 60% of the total value of licensed technology, the proportion of the royalty payable to each of the Company and BT will be adjusted to reflect the relative values.

     If additional existing technology of the Company or BT is licensed to Newco the relative value of the technology licensed by each of the Company and BT will be updated and, if required, the proportion of the royalty payable to each of the Company and BT will be adjusted in accordance with the principles described above.

     Newco Created Technology. Newco will develop additional technology, principally through specific development contracts with the Company and BT pursuant to services agreements with Newco (the "Services Agreements") to be entered into at the Joint Venture Closing, but also from time to time with third parties. Newco will own the technology that it sponsors unless otherwise agreed by Newco and the party developing such technology. The Company or BT will be licensed at its request to use the Newco-sponsored technology. The Company and BT will pay Newco royalties on the Newco-sponsored technology in amounts designed to recover Newco's development cost plus a reasonable rate of return over a reasonable useful life for the technology (the "Cost of Development"). Third party technology will be available to the Distributors on the best terms and conditions that Newco can negotiate.

     Scope of the Licenses. Newco will grant irrevocable, perpetual, non-exclusive and non-transferrable licenses to the Company and BT to use the technology developed by Newco alone or in conjunction with the other Distributor in their respective Territories both for Newco-related and domestic purposes. However, where Newco contracts with the Company or BT (the Company or BT is referred to in such capacity as the "Developer") to develop additional technology, the Developer will either (i) be granted a non-exclusive, irrevocable, perpetual license on terms that are fair and reasonable (together with the right to sublicense) to use the sponsored technology for any purpose or
(ii) own the sponsored technology, in which event Newco will be licensed irrevocably, perpetually, non-exclusively and royalty free (other than any royalty payable for the performance of the relevant work) to use and license the sponsored technology. Prior to termination of the Joint Venture, the Company and BT will only be permitted to sublicense the technology received from Newco to customers and sub-distributors within their respective Territories. Sub-distributors may onward license such technology to customers, but not other distributors. Licensees may also subcontract with third parties such as service bureaus to be suppliers to them, their distributors and their customers.

     Consequences of Termination of the Joint Venture or Transfer of a Party's Interest in Newco. If either the Company or BT no longer holds its indirect interest in Newco, the licenses granted to the Company and BT continue in force but become worldwide and unrestricted as to territory, use and sublicensing. Upon termination of the Joint Venture or transfer of the Company's or BT's interest in Newco, and in each of the next four years, each of the Company and BT essentially assumes the royalty obligation of Newco to BT, in the case of MCI Telecommunications, or the Company, in the case of BT, except royalties will be fixed at the amount payable by Newco immediately prior to termination of the Joint Venture or transfer of the Company's or BT's interest in Newco, as applicable. The royalty for Newco-developed technology will cease as to technology for which the relevant parent company has paid 50% or more of the Cost of Development. Any excess will not be refunded. If less than 50% of the Cost of Development has been paid, the royalty shall continue until 50% has been paid.

     Services Agreements

     General. At the time of the Joint Venture Closing, MCI Telecommunications and BT will enter into Services Agreements with Newco pursuant to which each will be appointed a non-exclusive supplier to Newco of telecommunications and other products and services.

     Scope of Services. Newco may request general telecommunications services, research and development services, and any other products and services required to construct and maintain the Global Platform and to fulfill Newco's obligations to obtain network access services outside of a Distributor's Territory. Specific terms for requested services, including service levels and guarantees, will be set out in Schedules that remain to be negotiated and attached to the Services Agreements.

     The Joint Venture Agreement requires that the Newco Group purchase all products, services and facilities from the Company or BT (or their respective affiliates) to the extent such party can provide such products, services or facilities on terms at least as favorable to Newco as regards price, quality and service as would be obtainable in an arm's length transaction from a third party supplier. In the event that both the Company and BT (or their respective affiliates) offer to provide competitive products, services or facilities which are comparable, Newco must purchase the same from the Company or BT (or their affiliates) based on which party offers to supply the same to Newco on more favorable terms. In addition, each of the Company and BT must offer to supply products, services and facilities to the Newco Group on terms that are as favorable as those offered to other customers, having regard to all relevant circumstances.

     Term and Termination. The term of the Services Agreements is open ended. The Services Agreements contain customary default and termination provisions.

     Sale by BT to Newco of Syncordia and Certain Other Assets

     General. BT and Newco have entered into agreements (the "Newco Transfer Agreements") providing for the purchase by Newco of the assets and business of Syncordia, BT's outsourcing business, and certain other assets of BT. The aggregate purchase price for Syncordia will be $61,864,000 in cash and the assumption by Newco of specified liabilities of Syncordia, and the aggregate purchase price for BT's other assets will be the aggregate book value of the assets at closing and the assumption by Newco of specified liabilities of BT. The parties intend that the sale of Syncordia and such other assets will be completed prior to the Joint Venture Closing and will thereby permit Newco to commence operations while still a wholly-owned subsidiary of BT. The definitive purchase agreement contains representations and warranties and related indemnification provisions customary for transactions of this type.

     At the time of the Joint Venture Closing, the net asset value of the assets sold pursuant to the Newco Transfer Agreements will be calculated. To the extent that the net asset value determined on such date is higher than the net asset value calculated for purposes of the purchase price in the Newco Transfer Agreements, the Company will contribute an amount of additional cash to Newco equal to 33 percent of such excess; and to the extent net asset value is lower, BT shall contribute 100% of such deficiency in cash to Newco.

ACQUISITION OF BT NORTH AMERICA

     General. The Company and BT have entered into purchase agreements providing for the acquisition by wholly owned subsidiaries of the Company of the assets of, and business conducted by, BTNA and BT Canada. The business of BTNA and BT Canada consists primarily of the provision of value-added data network services. The purchase of BTNA and BT Canada will occur as promptly as practicable and is expected to occur prior to the Closing.

     Acquisition by the Company of Business of BT North America Inc. BTNA, BT, the Company and a subsidiary of the Company ("MCI Sub") have entered into a Stock Purchase Agreement (the "BTNA Agreement") which provides for the purchase by MCI Sub of the assets and business of BTNA. Prior to the closing under the BTNA Agreement, BTNA will transfer specified assets to a newly formed Delaware corporation ("Transco") in exchange for all of the issued shares of Transco and the assumption by Transco of specified liabilities of BTNA. On the closing date, MCI Sub will purchase from BTNA all of the issued shares of Transco. The aggregate purchase price for the Transco shares at closing will be $122,739,000 plus a capital expenditure adjustment not to exceed $5 million. BT will grant Transco a fully paid, non-transferable, non-exclusive license to use the intellectual property currently owned by BT and used by BTNA.

     The BTNA Agreement contains representations and warranties and related indemnification provisions customary for this type of transaction. In addition, BT has agreed to enter into a separate tax indemnification agreement pursuant to which BT will indemnify the Company and its subsidiaries for certain tax liabilities. The closing under the BTNA Agreement is subject to customary conditions precedent, including termination of the waiting period under the HSR Act (See "INVESTMENT PROPOSALS -- Regulatory Approvals -- U.S. Antitrust Laws").

     Acquisition by MCI of Business of BT Canada Inc. BT Canada, BT, the Company and a subsidiary of the Company will enter into an Asset Purchase Agreement (the "BT Canada Asset Purchase Agreement") which provides for the purchase by the subsidiary of the Company of specified assets of BT Canada in consideration of its assumption of specified liabilities of BT Canada and its payment of $2,261,000. The BT Canada Asset Purchase Agreement will contain other terms and conditions substantially similar to the BTNA Stock Purchase Agreement.

STENTOR


     Certain provisions of the Joint Venture relating to technology development and the distribution of Newco services conflict with certain terms of the Company's alliance with the Canadian telephone companies that comprise the Stentor alliance. The Company is currently negotiating with such Canadian telephone companies to agree on terms for such telephone companies to become sub-distributors of Newco services in Canada and for the further development and licensing of technology. The Company expects to enter into satisfactory arrangements with the Canadian telephone companies to eliminate the conflict of terms. There is no assurance, however, that the Company's negotiations will be successful. The Company believes that the failure to reach an acceptable agreement with the Canadian telephone companies would not have a material adverse effect on the financial conditions or results of the Company although there can be no assurance in this regard.


DISPOSITION OF THE COMPANY'S INTEREST IN INFONET

     Since 1990 the Company has offered its customers certain enhanced and value-added services through the Company's affiliation with Infonet. The Joint Venture Agreement generally requires that the Company obtain all international enhanced and value-added services from Newco following the Joint Venture Closing and the Joint Venture Closing is conditioned on the Company's divestiture of Infonet. Following the execution of the Investment Agreement and the Joint Venture Agreement, the Company entered into arrangements with Infonet that provided for the purchase of the Company's 25 percent equity interest in Infonet by the other stockholders of Infonet for an aggregate purchase price approximately equal to the book value of the Company's investment. Such sale of the Company's interest in Infonet was completed in December 1993. If the Closing is effected, the Company will obtain most services previously provided by Infonet from Newco and the businesses currently conducted by BTNA. If, however, the Closing does not occur, the Company will need to develop or acquire an alternative method of offering the services previously provided by Infonet outside the United States. Also see "Indemnity Agreements -- Infonet" below.

MCCAW INDEMNITY AGREEMENT

     A subsidiary of BT currently owns shares of capital stock of McCaw Cellular Communications Inc. ("McCaw"). Pursuant to certain agreements between BT and McCaw relating to BT's indirect ownership of the capital stock of McCaw (the "BT-McCaw Agreements"), BT has agreed that it will not, among other things, directly or indirectly "(i) engage in the United States in the business of acquiring, constructing or operating cellular telephone systems [or] (ii) assist any person in relation to any such business in the United States . . . ." While the Company does not believe that the BT-McCaw Agreements could result in any liability of the Company to McCaw, BT and the Company have entered into an Indemnity Agreement, dated as of June 2, 1993 (the "McCaw Indemnity Agreement") pursuant to which BT has agreed, subject to the terms of the McCaw Indemnity Agreement, to indemnify the Company against certain damages resulting from any action by McCaw against the Company which may arise from the BT McCaw Agreements.

     On August 16, 1993, McCaw and AT&T announced that they had entered into definitive agreements providing for the merger (the "AT&T-McCaw Merger") of a wholly-owned subsidiary of AT&T into McCaw. In connection with such agreements, BT entered into agreements with each of McCaw and AT&T pursuant to which, among other things, McCaw agreed that BT's investment in and relationship with the Company on the terms that had previously been publicly announced would not be deemed to constitute a breach of BT's obligations under the BT-McCaw Agreements described in the preceding paragraph. Such agreement by McCaw will automatically terminate if the AT&T-McCaw Merger is not completed. There can be no assurance that the AT&T-McCaw Merger will be completed.

AAP, CLEAR AND BELIZE

     Pursuant to the Investment Agreement each of the Company and BT are negotiating to enter into agreements on terms mutually acceptable (including in respect of price) providing for (i) the purchase by BT of the Company's minority equity investments in AAP Telecommunications Pty Ltd ("AAP") and Clear Communications Limited ("Clear"), which provide long distance telecommunications service in Australia and New Zealand, respectively, and (ii) the purchase by the Company of BT's minority equity investment in Belize Telecommunications Limited ("Belize Telecom"), which provides local and long distance telecommunications service in Belize. Management believes that the disposition of the Company's investment in AAP and Clear would not have a material impact on the Company. The Company's interests in AAP and Clear cannot be transferred to BT without the prior consent of the other shareholders of AAP or Clear, respectively. The Company expects, however, that the requisite shareholder consents will be obtained. In the event that the Company is unable to transfer its shares in AAP or Clear to BT, the Company may seek to sell such interests to one or more third parties subject to the consent rights of the shareholders of such company. The acquisition by the Company of BT's shares in Belize Telecom is subject to the consent of the other shareholders of Belize Telecom and there is no assurance that such consent will be forthcoming. Management believes that the acquisition of Belize Telecom would not be material to the Company.

                             STOCKHOLDER PROPOSALS

     Any stockholder proposals to be considered by the Company for inclusion in the proxy material for the 1994 Annual Meeting of Stockholders of the Company must have been received by the Company at 1801 Pennsylvania Avenue, N.W., Washington D.C. 20006, no later than December 8, 1993.

                            INDEPENDENT ACCOUNTANTS

     The consolidated financial statements of the Company and its subsidiaries at December 31, 1992 and 1991 and for each of the three years in the period ended December 31, 1992 incorporated by reference in this Proxy Statement have been audited by Price Waterhouse, independent accountants, as stated in their report included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992. Representatives of Price Waterhouse will attend the Special Meeting and will have an opportunity to make a statement and to respond to appropriate questions from stockholders.

                    INCORPORATION OF DOCUMENTS BY REFERENCE

     This Proxy Statement incorporates by reference the financial statements, supplementary financial information and management's discussion and analysis of financial condition and results of operations regarding the Company included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1993, June 30, 1993 and September 30, 1993. This Proxy Statement also incorporates by reference any Current Reports on Form 8-K filed by the Company before the date of the meeting.

     Any statement contained in a document incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other subsequently filed document which is also incorporated by reference in this Proxy Statement modifies or supersedes such statement. Any Statement so modified or superseded will not be deemed, except as modified or superseded, to constitute a part of this Proxy Statement.


     The Company will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person, by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all the information that has been incorporated by reference in the Proxy Statement (not including the exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference to the information that this Proxy Statement incorporates). Written requests should be addressed to the Secretary, MCI Communications Corporation, 1801 Pennsylvania Avenue, N.W., Washington, D.C. 20006. Oral request may be made by telephone to the following number: (202) 887-2053.


                                          By Order of the Board of Directors,

                                          C. BOLTON-SMITH, JR.
                                          Secretary

                             INDEX OF DEFINED TERMS


                                        Page
AAP...................................   79
Acquiring Person......................   67
Acquisition Proposal..................   42
Adverse Condition.....................   58
Antitrust Division....................   36
AOPB..................................   71
Article 85............................   37
AT&T..................................   25
AT&T-McCaw Merger.....................   79
Auction Period........................   30
Banacci...............................   28
Banacci Joint Venture.................   28
Belize Telecom........................   80
Block Sale............................   44
Board of Directors....................   16
Bona Fide Offer.......................   42
BT....................................   16
BT Canada.............................   22
BT Canada Asset Purchase Agreement....   78
BT Nominees...........................   51
BT Material Breaches..................   73
BT-McCaw Agreements...................   79
BTNA..................................   22
BTNA Agreement........................   78
Business Combination..................   46
Business Combination Provision........   31
Business Plan.........................   71
By-Laws...............................   32
Capped Voting Provision...............   31
CFIUS.................................   37
Charter Amendment.....................   16
Class A Common Stock..................   23
Class A Directors.....................   40
Clear.................................   79
Closing...............................   28
Closing Date..........................   29
Closing Foreign Ownership
  Limitation..........................   39
Common Shares.........................   30
Common Stock..........................   16
Communications Act....................   30
Company...............................   16
Company Material Breaches.............   74
Comparable Companies..................   25
Consent Amendment.....................   65
Conversion Event......................   41
Convertible Preferred Stock...........   16
Core Business.........................   41
Cost of Development...................   77
Developer.............................   77
DGCL..................................   16
DIS...................................   37
Disqualified Holder...................   61
Distribution Agreements...............   75
Distribution Date.....................   67
Distributors..........................   71
EBIT..................................   25
EBITDA................................   25
DOD...................................   37
EC....................................   37
Employee Stock Plans..................   39
Engaged in the Core Business of BT....   54
Engaged in the Core Business of the
  Company.............................   53
Engagement Fee........................   28
EPS...................................   26
Equity................................   42
Equity Purchase Right.................   48
Equity Purchase Right Price...........   48
ESOP..................................   18
Established Price.....................   65
Excess Requests.......................   75
Exchange Act..........................   29
Existing Options......................   39
Exon-Florio Amendment.................   35
FCC...................................   30
FCC Order.............................   58
FCC Petition..........................   34
Final Expiration Date.................   68
FOCI..................................   35
Forecasts.............................   75
Foreign Ownership Limitation..........   39
Foreign Ownership Restrictions........   49
FTA...................................   38
FTC...................................   36
Global Platform.......................   71
Global Points of Presence.............   71
Global Products.......................   71
Goldman Engagement Letter.............   27
Goldman Sachs.........................   20
HSR Act...............................   22
Inadvertent Condition.................   54
Independent Directors.................   51

                                        Page
Infonet...............................   75
Intellectual Property Agreement.......   76
Interim Investment Period.............   29
International Enhanced and Value Added
  Services............................   71
Investment............................   24
Investment Agreement..................   16
Investment Proposals..................   16
Joint Venture.........................   70
Joint Venture Agreement...............   22
Joint Venture Closing.................   36
Letter of Intent......................   21
Loss of Company Rights................   54
Loss of BT Rights.....................   54
LTM...................................   25
Maintenance Shares....................   50
McCaw.................................   79
McCaw Indemnity Agreement.............   79
MCI Sub...............................   78
MCI Telecommunications................   71
MMC...................................   38
Newco.................................   31
Newco Board...........................   70
Newco Change of Control Provision.....   31
Newco Group...........................   71
Newco Transfer Agreements.............   78
Non-Core Business.....................   41
Non-U.S. Persons or Entities..........   39
Offer Notice..........................   44
Offer Price...........................   44
OFT...................................   38
Outstanding Interest..................   33
Outstanding Voting Interest...........   40
P/E Ratio.............................   26
Permitted Offering....................   44
Post-Standstill Bona Fide Offer.......   43
Pre-Closing Period....................   57
Purchase Price........................   67
Record Date...........................   17
Redemption Price......................   69
Redemption Provision..................   34
Redemption Securities.................   62
Registrable Securities................   45
Registration Rights Agreement.........   45
Restated Certificate..................   16
Right.................................   67
Right Certificates....................   68
Rights Agreement......................   67
Rights Plan...........................   67
Rights Plan Invalidation Decree.......   42
Rights Plan Record Date...............   67
RTPA..................................   38
Sale Notice...........................   46
SEC...................................   19
Secretary of State....................   38
Section 310(b)........................   30
Section 310(d)........................   36
Securities Act........................   44
Series C Convertible Preferred
  Stocks..............................   21
Series E Preferred Stock..............   67
Services Agreements...................   77
Special Meeting.......................   16
Standard Global Products..............   75
Standstill............................   42
Standstill Period.....................   42
Summary of Rights.....................   68
Supermajority Stockholder Vote
  Provision...........................   29
Territory.............................   71
Third-Party Acquisition...............   42
Transaction Proceeds..................   28
Transactions..........................   35
Transco...............................   78
Transfer..............................   41
U.K...................................   29
U.K. Telecommunications Act...........   38
Unacceptable Condition................   75
Voting Equity.........................   48
Voting Securities.....................   40

                                                                      APPENDIX I
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                   AMENDED AND RESTATED INVESTMENT AGREEMENT



                          DATED AS OF JANUARY 31, 1994


                                    BETWEEN

                         BRITISH TELECOMMUNICATIONS PLC

                                      AND

                         MCI COMMUNICATIONS CORPORATION

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                       ------
SECTION 1.  DEFINITIONS................................................................    I-1
   1.1.  Defined Terms.................................................................    I-1
   1.2.  Beneficial Ownership..........................................................    I-8
   1.3.  Securities Outstanding........................................................    I-8
SECTION 2.  PURCHASE AND SALE OF CLASS A COMMON STOCK..................................    I-8
   2.1.  Purchase and Sale of Class A Common Stock.....................................    I-8
   2.2.  Closing Date..................................................................   I-10
   2.3.  Exchange of Shares............................................................   I-10
SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................   I-10
   3.1.  Existence; Power..............................................................   I-10
   3.2.  Authority.....................................................................   I-10
   3.3.  Compliance with Laws..........................................................   I-10
   3.4.  No Conflict...................................................................   I-11
   3.5.  Validity of Shares............................................................   I-11
   3.6.  Capital Stock.................................................................   I-11
   3.7.  Reports and Financial Statements..............................................   I-11
   3.8.  Absence of Certain Changes or Events..........................................   I-11
   3.9.  Offering of Shares............................................................   I-12
   3.10. Section 203...................................................................   I-12
SECTION 4.  REPRESENTATIONS AND WARRANTIES OF BT.......................................   I-12
   4.1.  Existence; Power..............................................................   I-12
   4.2.  Authority.....................................................................   I-12
   4.3.  Compliance with Laws..........................................................   I-12
   4.4.  No Conflict...................................................................   I-12
   4.5.  Nature of Purchase............................................................   I-12
   4.6.  Accredited Investor...........................................................   I-13
   4.7.  Access to Information.........................................................   I-13
   4.8.  Ownership of Securities of the Company........................................   I-13
SECTION 5.  RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS..............................   I-13
   5.1.  Restrictions on Transfer......................................................   I-13
   5.2.  Legends.......................................................................   I-14
   5.3.  Right of First Refusal........................................................   I-15
   5.4.  Reorganization, Reclassification, Merger, Consolidation or Disposition of
         Assets........................................................................   I-18
   5.5.  Registration Rights...........................................................   I-18
SECTION 6.  EQUITY PURCHASE RIGHTS.....................................................   I-18
   6.1.  Voting Equity Purchase Rights.................................................   I-18
   6.2.  Limitations...................................................................   I-21
   6.3.  Adjustments...................................................................   I-21
   6.4.  Other Permitted Purchases.....................................................   I-22
SECTION 7.  STANDSTILL.................................................................   I-22
   7.1.  Restriction on Acquisition by BT of Company Securities........................   I-22
   7.2.  Restrictions on Permitted Acquisition.........................................   I-23
   7.3.  Other Restrictions............................................................   I-23
   7.4.  Post-Standstill Period........................................................   I-24
SECTION 8.  COVENANTS OF BT AND THE COMPANY............................................   I-26
   8.1.  Antitrust Filings.............................................................   I-26
   8.2.  Compliance with Antitrust or Competition Laws, Exon-Florio and the
         Communications Act............................................................   I-26

                                                                                        PAGE
                                                                                       ------
   8.3.  Public Announcements..........................................................   I-26
   8.4.  Further Assurances............................................................   I-26
   8.5.  Cooperation...................................................................   I-26
   8.6.  Exon-Florio...................................................................   I-26
   8.7.  Agreements With Respect to AAP, Clear and Belize..............................   I-27
SECTION 9.  COVENANTS OF THE COMPANY...................................................   I-27
   9.1.  Pre-Closing Covenants.........................................................   I-27
   9.2.  Repurchases...................................................................   I-29
   9.3.  Access to Information.........................................................   I-29
   9.4.  No Shopping...................................................................   I-29
   9.5.  Business Combinations.........................................................   I-30
   9.6.  Core Business of the Company..................................................   I-32
   9.7.  Board of Directors............................................................   I-32
   9.8.  Maintenance of BT's Share Ownership...........................................   I-35
   9.9.  Termination...................................................................   I-38
   9.10. Approval of Certain Matters...................................................   I-38
   9.11. Continuance of Certain Rights.................................................   I-39
   9.12. Release of Rights and Obligations.............................................   I-40
   9.13. FCC Licenses..................................................................   I-45
   9.14. Notice of Breach..............................................................   I-45
SECTION 10.  COVENANTS OF BT...........................................................   I-45
  10.1.  Pre-Closing Covenants.........................................................   I-45
  10.2.  Notice of Acquisition Proposals...............................................   I-46
  10.3.  Voting of Shares..............................................................   I-46
  10.4.  Notice of Changes to Outstanding Interest.....................................   I-47
  10.5.  Elimination of Cumulative Voting..............................................   I-47
SECTION 11.  CONDITIONS TO BT'S OBLIGATIONS............................................   I-47
  11.1.  Representations and Warranties................................................   I-47
  11.2.  Agreements and Conditions.....................................................   I-47
  11.3.  Governmental Approvals........................................................   I-48
  11.4.  Purchase of Shares Not Enjoined...............................................   I-48
  11.5.  Stockholder Approval..........................................................   I-48
  11.6.  Other Agreements..............................................................   I-48
  11.7.  Non-U.S. Ownership Certificate................................................   I-48
  11.8.  Rights Plan...................................................................   I-48
  11.9.  Section 203...................................................................   I-48
  11.10. NASDAQ Notification...........................................................   I-48
  11.11. Number of Shares to be Delivered..............................................   I-48
SECTION 12.  CONDITIONS TO THE COMPANY'S OBLIGATIONS...................................   I-49
  12.1.  Representations and Warranties................................................   I-49
  12.2.  Agreements and Conditions.....................................................   I-49
  12.3.  Governmental Approvals........................................................   I-49
  12.4.  Sale of Shares Not Enjoined...................................................   I-49
  12.5.  Stockholder Approval..........................................................   I-49
  12.6.  Other Agreements..............................................................   I-49
  12.7.  NASD Approval.................................................................   I-49
  12.8.  Foreign Ownership Limitation..................................................   I-49
SECTION 13.  TERMINATION...............................................................   I-49
  13.1.  Termination...................................................................   I-49
  13.2.  Effect of Termination.........................................................   I-50

                                                                                        PAGE
                                                                                       ------


SECTION 14.  MISCELLANEOUS.............................................................   I-50
  14.1.  Notices.......................................................................   I-50
  14.2.  Expenses......................................................................   I-51
  14.3.  Restrictive Trade Practices Act...............................................   I-51
  14.4.  Amendment and Restatement; Effectiveness of Representations, Warranties and
         Agreements....................................................................   I-51
  14.5.  Benefits; Assignment..........................................................   I-52
  14.6.  Entire Agreement; Amendment and Waiver........................................   I-52
  14.7.  Headings......................................................................   I-52
  14.8.  Governing Law.................................................................   I-52
  14.9.  Remedies......................................................................   I-52
  14.10. SUBMISSION TO JURISDICTION; WAIVERS...........................................   I-53
  14.11. Severability..................................................................   I-53
  14.12. Counterparts..................................................................   I-53



EXHIBITS
  Exhibit A -- Form of Certificate of Amendment.....................................   I-A-1
  Exhibit B -- Form of By-Law Amendments............................................   I-B-1
  Exhibit C -- Form of Rights Agreement.............................................   I-C-1
  Exhibit D -- Form of Registration Rights Agreement................................   I-D-1

                              INVESTMENT AGREEMENT


     AMENDED AND RESTATED INVESTMENT AGREEMENT, dated as of January 31, 1994 (this "Agreement"), between BRITISH TELECOMMUNICATIONS plc, a public limited company incorporated under the laws of England and Wales ("BT"), and MCI COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company"), amending and restating the Investment Agreement, dated as of August 4, 1993, between BT and the Company (the "Original Investment Agreement").



                                  WITNESSETH:



     WHEREAS, on August 4, 1993, BT and the Company entered into the Original Investment Agreement, pursuant to which BT and the Company agreed, among other things, that the Company would sell to BT, and BT would purchase from the Company, certain shares of stock of the Company, all pursuant to certain terms and conditions; and



     WHEREAS, BT and the Company have agreed to certain amendments to the Original Investment Agreement and wish to amend and restate the Original Investment Agreement in its entirety.



     Now THEREFORE, in consideration of the foregoing and the mutual promises contained herein, the parties hereto agree as follows:


SECTION 1.  DEFINITIONS

     1.1. Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Acquisition Proposal" shall mean any tender offer or exchange offer or proposal (including, without limitation, any proposal or offer to stockholders of the Company) with respect to a Business Combination or a sale of 10% or more of the outstanding Voting Securities (excluding the Transactions).

          "Affiliate" shall mean, as applied to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person and, for purposes of Section 7 hereof, Affiliate shall also mean any Associate.


          "Americas" shall mean North, Central and South America and the Caribbean region, and, notwithstanding the foregoing, expressly including all of the United States and all of its territories and possessions as of August 4, 1993 wherever located.


          "Antitrust Division" shall mean the Antitrust Division of the United States Department of Justice or its successor.


          "Associate" shall mean, when used to indicate a relationship with any Person, a corporation or organization of which such Person is, directly or indirectly, the beneficial owner of 20% or more of any class of voting securities, provided that, with respect to a corporation or organization that would otherwise be an Associate as of August 4, 1993, such percentage shall be 23% or more and such percentage shall be applied with reference to all outstanding voting securities, provided further that the applicable percentage shall be 10% or more and such percentage shall be applied with reference to any class of voting securities if such corporation or organization holds Voting Securities in order to circumvent the purposes of this Agreement.


          "BT Nominees" shall have the meaning set forth in Section 9.7 of this Agreement.


          "BT North America Agreement" shall mean the Amended and Restated Stock Purchase Agreement, dated as of December 3, 1993, by and among the Company, MCI Telecommunications, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, BT and BT North America Inc., a Delaware corporation and an indirect wholly owned subsidiary of BT.



          "Business Combination" shall mean a merger or consolidation in which the Company is a constituent corporation and pursuant to which the Common Stock is exchanged for cash, securities or other property or a sale of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole, provided that neither (i) a merger or consolidation in which the beneficial ownership of the capital stock of the Company or of the sole surviving corporation of the transaction (or of the ultimate parent of the Company or of such sole surviving corporation) immediately after the consummation of such transaction is substantially the same as the beneficial ownership of the Company's capital stock immediately prior to the consummation thereof nor (ii) at any time that shares of Class A Common Stock are outstanding, a merger in which the Company is the surviving corporation, in which all shares of the Common Stock outstanding immediately prior to the consummation of such merger remain outstanding immediately after the consummation thereof and the only change in the capital stock of the Company resulting from such merger is the issuance of shares of capital stock pursuant thereto, and in connection with which no consent or affirmative vote of the holders of Class A Common Stock would be required under the Certificate of Incorporation (as amended by the Certificate of Amendment), shall be deemed a Business Combination.

          "Business Day" shall mean any day that is not a Saturday, a Sunday, a bank holiday or any other day on which commercial banking institutions in New York, New York or London, England are not generally open for business.

          "By-Law Amendments" shall have the meaning set forth in Section 9.1 of this Agreement.

          "CFIUS" shall mean the Committee on Foreign Investment in the United States.

          "Certificate of Amendment" shall mean the Certificate of Amendment to the Certificate of Incorporation, substantially in the form of Exhibit A hereto, which certificate is to be filed with the Secretary of State of the State of Delaware pursuant to Section 9.1(e) of this Agreement.

          "Certificate of Designation" shall mean the Certificate of Designation relating to the Preferred Stock, filed with the Secretary of State of the State of Delaware on June 25, 1993.


          "Certificate of Incorporation" shall mean the Restated Certificate of Incorporation of the Company as the same may be hereafter amended or supplemented.


          "Class A Common Stock" shall mean the Class A Common Stock, par value $.10 per share, of the Company as designated in the Certificate of Amendment.


          "Class A Directors" shall mean the directors of the Company elected by the holders of Class A Common Stock (either alone or together with the holders of any Class A Preferred Stock (as defined in the Certificate of Amendment)).


          "Closing" shall have the meaning set forth in Section 2.2 of this Agreement.

          "Closing Date" shall have the meaning set forth in Section 2.2 of this Agreement.

          "Closing Foreign Ownership Limitation" shall mean the aggregate percentage of the capital stock of the Company Owned of Record or Voted by Non-U.S. Persons or Entities that is 1/10th of 1% less than the Foreign Ownership Limitation.

          "Common Shares" shall mean shares of the Class A Common Stock and the Common Stock.

          "Common Stock" shall mean the Common Stock, par value $.10 per share, of the Company.


          "Communications Act" shall mean the Communications Act of 1934, as amended, or any successor thereto. Any reference to a particular section of the Communications Act shall refer to such section as the same may be hereafter renumbered or otherwise amended.



          "Constating Documents" shall mean as to any Person the certificate of incorporation and by-laws or other organizational or governing documents of such Person.


          "Conversion Shares" shall mean the shares of the Common Stock issued or issuable upon the conversion of the Preferred Shares in accordance with the terms of the Preferred Stock or the shares of Class A Common Stock issued in exchange for such shares of Common Stock pursuant to Section 2.3 of this Agreement.

          "Core Business", for purposes of this Agreement, shall mean all telecommunications and other electronic information services and equipment for the provision of such services, as they exist on the date of this Agreement or hereafter exist, including, without limitation, all forms of telecommunications access and egress (landline and wireless), and value-added consumer and business services generated through or as a result of underlying telecommunications services using all technology (voice, data and image) and physical transport, network intelligence, and software applications, and including, without limitation, (i) information processing, (ii) systems integration and outsourcing, (iii) transaction processing and (iv) cable television.


          "Current Market Value" shall mean, with respect to any security, the average of the daily closing prices on the NASDAQ Stock Market (or such principal exchange on which such security may be listed) for such security for the 20 consecutive trading days commencing on the 22nd trading day prior to the date with respect to which the Current Market Value is being determined. The closing price for each day shall be the closing price, if reported, or, if the closing price is not reported, the average of the closing bid and asked prices as reported by NASDAQ or a similar source selected from time to time by the Company for the purpose. In the event such closing prices are unavailable, the Current Market Value shall be the Fair Market Value of such security established by a Determination of the Independent Directors. Notwithstanding anything to the contrary contained herein, the Independent Directors shall establish the Current Market Value of the Class A Common Stock to be equal to the Current Market Value of the Common Stock and shall establish the Current Market Value of any options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock to be equal to the Current Market Value of options, warrants, rights or other securities convertible into or exercisable for Common Stock upon the same terms and otherwise containing the same terms as such options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock.


          "DGCL" shall mean the General Corporation Law of the State of Delaware.

          "Determination of the Independent Directors" shall mean, with respect to any matter, a determination made in good faith, on the basis of such relevant factors as the Independent Directors consider, in their reasonable judgment, appropriate, by the vote of a majority of the Independent Directors present at a meeting of the Independent Directors called for such purpose, a quorum being present (or at a meeting of the Board of Directors of the Company if a quorum of the Independent Directors is present at such meeting), or without a meeting if a majority of all Independent Directors consent thereto in writing. For these purposes, a majority of all Independent Directors, acting at a meeting duly assembled, shall constitute a quorum for the making of any such determination at such meeting.

          "EC Commission" shall mean the Commission of the European Communities.

          "Employee Shares" shall have the meaning set forth in Section 6.1 hereof.

          "Employee Stock Plan" shall mean the Company's Employee Stock Option Plan, Directors' Stock Option Plan, Employee Stock Purchase Plan, Employee Stock Ownership Plan and any other past, current or future employee stock ownership, thrift, savings, stock bonus, stock purchase, restricted stock or stock option plan or similar arrangement, or any grantor trust established to fund any such plan or otherwise for the benefit of employees or directors, pursuant to which employees or directors of the Company or any of its Subsidiaries may acquire Equity. Any rights of an employee or director to purchase Equity under the Employee Stock Purchase Plan, the Employee Stock Ownership Plan or any similar plans shall be deemed a right to acquire Equity for all purposes hereunder.

          "Equity" shall mean any and all shares of capital stock of the Company, securities of the Company convertible into such shares, and options, warrants or other rights to acquire such shares.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

          "Exon-Florio" shall mean sec.721 of the Defense Production Act of 1950, as amended, and the rules promulgated thereunder.

          "Existing Options" shall have the meaning set forth in Section 2.1 of this Agreement.

          "FCC" shall mean the Federal Communications Commission or its successor.

          "FCC Order" shall mean either:

             (i) A written order or other determination from the staff of the FCC (either in the first instance or upon review, reconsideration or other action subsequent to an order or other determination of the staff) either approving the consummation of the transactions contemplated by this Agreement or stating that no such approval is required (or, in the case of such review, reconsideration or other subsequent action, a written order or other determination to the effect set forth above or affirming or upholding, or having the effect of affirming or upholding, whether by dismissing or denying a petition for reconsideration or terminating the consideration thereof or otherwise, a previous order or determination to the effect set forth in this paragraph (i)), which order or determination shall no longer be subject to further administrative review by the FCC; or,

             (ii) A written or other determination from the FCC itself (either in the first instance or upon review, reconsideration or other action subsequent to an order or other determination of the staff of the FCC) either approving the consummation of the transactions contemplated by this Agreement or stating that no such approval is required (or, in the case of such review, reconsideration or other action subsequent to an order or determination of the staff of the FCC, a written order or other determination from the FCC itself to the effect set forth above or affirming, upholding or having the effect of affirming or upholding, whether by dismissing or denying a petition for reconsideration or application for review or terminating the consideration thereof or otherwise, an order or other determination of the staff of the FCC to the effect set forth in paragraph (i)).

     For purposes of this definition, an order or other determination of the staff shall be deemed no longer subject to further administrative review by the FCC:

             (x) If no petition for reconsideration or application for review by the FCC of the order or determination of the staff has been filed within 30 days after the date of public notice of the order or determination, as such 30-day period is computed and as such date is defined in sections 1.104 and 1.4, as applicable, of the FCC's rules, and the FCC has not initiated review of the order or determination of the staff on its own motion within 40 days after the date of public notice of the order or determination, as such 40-day period is computed and as such date is defined in sections 1.117 and 1.4 of the FCC's rules, or

             (y) If any such petition for reconsideration or application for review has been filed, or, if the FCC has initiated review of the order or determination of the staff on its own motion, the FCC itself has issued a written order or other determination or taken other action to the effect set forth in paragraph (ii) above.

          "FTC" shall mean the Federal Trade Commission or its successor.

          "Fair Market Value" shall mean, as to any shares or other property, the cash price at which a willing seller would sell and a willing buyer would buy such shares or property in an arms'-length negotiated transaction without time constraints.

          "Fixed Shares" shall have the meaning set forth in Section 2.1 of this Agreement.

          "Foreign Ownership Limitation" shall mean the maximum aggregate percentage of the capital stock of the Company that may be Owned of Record or Voted by Non-U.S. Persons or Entities under Section 310(b)(4) of the Communications Act.

          "Foreign Ownership Restrictions" shall mean any applicable restrictions of a Governmental Authority on foreign ownership or control of the Company or its securities the breach of which, or non-compliance with which, could result in the loss, or failure to secure the renewal or reinstatement, of any license or franchise of any Governmental Authority held by the Company or any of its Subsidiaries to conduct any portion of the business of the Company or such Subsidiary.

          "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules promulgated thereunder.

          "Independent Directors" shall have the meaning set forth in Section
     9.7 of this Agreement.

          "Interest Rate" shall mean the interest rate per annum publicly announced by Citibank, N.A. as its "Prime Rate" as in effect from time to time.

          "Maintenance Shares" shall mean such Voting Equity of the Company as BT or any of its Affiliates may from time to time acquire subsequent to the Closing pursuant to the terms of this Agreement (excluding any Shares purchased subsequent to the Closing) in order to maintain a level of beneficial ownership of Voting Securities equating to an Outstanding Interest of up to 20%.

          "Market Capitalization" shall mean the aggregate of the Current Market Value, on a fully diluted basis, of the outstanding Equity of the Company.

          "Merger Control Regulation" shall mean EC Council Regulation 4064/89.

          "NASD" shall mean the National Association of Securities Dealers, Inc.

          "NASDAQ" shall mean the electronic inter-dealer quotation system operated by NASDAQ, Inc.

          "Newco" shall mean the international joint venture between BT and the Company to be formed and established and governed and operated in accordance with the Newco Agreement.


          "Newco Agreement" shall mean the Joint Venture Agreement, dated August 4, 1993, by and among BT, Moorgate (Twelve) Limited, a company incorporated in England and Wales and a wholly owned subsidiary of BT, the Company, MCI Ventures Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, and Newco.



          "Newco Triggering Events" shall mean the occurrence of any of the following: (i) the Company or any of its Affiliates has exercised its right to require BT or any of its Affiliates to purchase the Company's direct or indirect interest in Newco pursuant to Clause 26 of the Newco Agreement,
     (ii) the Company or any of its Affiliates has exercised its right to require BT or any of its Affiliates to sell to the Company or any of its Affiliates BT's direct or indirect interest in Newco pursuant Clause 30 of the Newco Agreement, provided that such exercise shall be deemed not to be a Newco Triggering Event (other than for purposes of Sections 9.12(i) and 9.12(j)) until such time as the shares of Class A Common Stock are automatically converted into shares of Common Stock in connection therewith pursuant to section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in section 4(b)(11)(vi)(F) of the Certificate of Incorporation (as amended by the Certificate of Amendment) unless if immediately prior to the time of such exercise no shares of Class A Common Stock are outstanding, (iii) the Company or any of its Affiliates has transferred the Company's direct or indirect interest in Newco to a third party in accordance with Clause 25.8 or 25.9 of the Newco Agreement or BT or any of its Affiliates acquired the Company's direct or indirect interest in Newco pursuant to Clauses 25.6 and 25.7 or Clause 25.9 of the Newco Agreement in connection with a proposed transfer of the Company's direct or indirect interest in Newco, (iv) BT or any of its Affiliates has transferred BT's direct or indirect interest in Newco to a third party in accordance with Clause 25.8 or 25.9 of the Newco Agreement or the Company or any of its Affiliates has acquired BT's direct or indirect interest in Newco pursuant to Clauses 25.6 and 25.7 or Clause 25.9 of the Newco Agreement in connection with a proposed transfer of BT's direct or indirect interest in Newco or (v) BT or any of its Affiliates has exercised its right to require the Company or any of its Affiliates to sell to BT or any of its Affiliates the Company's direct or indirect interest in Newco pursuant to Clause 30 of the Newco Agreement, provided that such exercise as a result of a material breach by the Company pursuant to Clause 29.1(a) of the Newco Agreement shall be deemed not to be a Newco Triggering Event (other than for purposes of Sections 9.12(i) and 9.12(j)) until such time as the shares of Class A Common Stock are automatically converted into shares of Common Stock in connection therewith pursuant to section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in section 4(b)(11)(vi)(D) of the Certificate of Incorporation (as amended by the Certificate of Amend-

     ment) unless if immediately prior to the time of such exercise no shares of Class A Common Stock are outstanding.


          "Non-Core Business" shall mean any business that is not a Core Business of the Company.

          "Non-U.S. Ownership Certificate" shall have the meaning set forth in
     Section 11.7 of this Agreement.

          "Non-U.S. Persons or Entities" shall mean any foreign government or the representative thereof, any alien or the representative of any alien or any corporation organized under the laws of any foreign country, as those terms are used in 47 U.S.C. sec. 310(b).

          "Optional Shares" shall have the meaning set forth in Section 2.1 of this Agreement.


          "Outstanding Interest" shall mean the percentage of the aggregate voting power of the outstanding Voting Securities (other than voting power with respect to the election of directors or a class vote on specified matters) represented by the Voting Securities beneficially owned by BT or any of its Affiliates, provided that, for purposes of calculating such percentage, Uncounted Shares shall be deemed not to be outstanding Voting Securities, provided, however, that the foregoing proviso shall not apply if the Outstanding Interest has become, or to the extent that, without the benefit of such proviso, the Outstanding Interest would be, less than 7 1/2%.



          "Outstanding Voting Interest" shall mean the percentage of the aggregate voting power of the outstanding Voting Securities (other than voting power with respect to the election of directors or a class vote on specified matters) represented by the Voting Securities beneficially owned by BT or any of its Affiliates, provided that, for purposes of calculating the Outstanding Voting Interest, BT shall not be deemed to beneficially own any Voting Securities that are not then outstanding.


          "Owned of Record or Voted by" shall have the meaning used in 47 U.S.C. sec. 310(b)(4) and interpretations thereof by the FCC.

          "Permitted Offering" shall have the meaning set forth in Section 5.1 of this Agreement.

          "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Preferred Shares" shall mean the 13,736.488 (Thirteen Thousand Seven Hundred Thirty-Six Point Four Hundred Eighty-Eight) shares of the Preferred Stock issued by the Company to BT pursuant to the Preferred Stock Exchange Agreement dated as of June 24, 1993 between BT and the Company.

          "Preferred Stock" shall mean that series of Preferred Stock, par value $0.10 per share, of the Company designated as the Series D Convertible Preferred Stock, whose powers, preferences and rights and qualifications, limitations and restrictions are set forth in the Certificate of Designation.

          "Proposals" shall have the meaning set forth in Section 9.1 of this Agreement.

          "Proxy Statement" shall have the meaning set forth in Section 9.1 of this Agreement.

          "RTPA" shall mean the Restrictive Trade Practices Act 1976.

          "Redemption Provision" shall mean Section 9 of the Certificate of Incorporation as amended by the Certificate of Amendment or any similar provision under any amendment thereto.

          "Registration Rights Agreement" shall have the meaning set forth in
     Section 5.5 of this Agreement.

          "Requirement of Law" shall mean as to any Person, any law, treaty, rule or regulation of any Governmental Authority applicable to such Person or any of its property or to which such Person or any of its property is subject.

          "Rights" shall mean any rights issued or distributed to stockholders pursuant to the Rights Plan or any successor plan thereto.

          "Rights Plan" shall mean the Rights Agreement, substantially in the form of Exhibit C hereto, to be adopted by the Company pursuant to Section 9.1(e) of this Agreement, as the same may be amended from time to time. For purposes of this Agreement, any rights plan adopted by the Company subsequent to the termination of the Rights Plan or the expiration, redemption or exchange of the Rights shall be a successor plan, and a successor plan shall include such successor plan as the same may be amended from time to time.

          "SEC" shall mean the Securities and Exchange Commission or its successor.

          "Sale Notice" shall have the meaning set forth in Section 9.5 of this Agreement.

          "Section 9.2 Shares" shall mean any shares of Common Stock that the Company is obligated to use its best efforts to repurchase under Section
     9.2 to the extent that such shares have not been so repurchased.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

          "Shares" shall mean the Fixed Shares, the Optional Shares and the Additional Optional Shares, and any shares of Common Stock issued upon the conversion of such shares in accordance with the terms of the Class A Common Stock.


          "Small Offering" shall have the meaning set forth in Section 6.2 of this Agreement.


          "Small Offering Shares" shall have the meaning set forth in Section
     6.1 of this Agreement.

          "Stockholders' Meeting" shall have the meaning set forth in Section
     9.1 of this Agreement.

          "Subsidiary" shall mean, with respect to any Person, any corporation or other entity of which at least a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          "Transactions" shall mean the transactions contemplated by this Agreement, the Newco Agreement and the BT North America Agreement.

          "Transfer" shall have the meaning set forth in Section 5.1 of this Agreement.


          "Uncounted Shares" shall mean (i) capital stock subject to purchase rights under Section 6.1 to the extent that the purchase rights provided under Section 6.1 in respect thereof are not yet exercisable, including, without limitation, Small Offering Shares, (ii) Employee Shares issued after August 4, 1993, to the extent that the purchase rights provided under
     Section 6.1 in respect thereof became exercisable and neither BT nor any of its Affiliates shall have elected to exercise the purchase rights provided under Section 2.1(b), 2.1(d) or 6.1 in respect thereof, provided, however, that if after the issuance of any such Employee Shares BT or any of its Affiliates shall have purchased Voting Securities from any Person other than the Company, then each such share so purchased shall reduce the number of Uncounted Shares attributable to the issuance of Employee Shares (but not to less than zero) in an amount equal to the number of Employee Shares that would be required on the date of such purchase to be issued in order to enable BT to purchase one share pursuant to BT's purchase rights under
     Section 6.1, (iii) Section 9.2 Shares and (iv) any capital stock subject to purchase rights under Section 6.1 to the extent that either (x) the time period during which BT has been provided the opportunity to deliver notice of its irrevocable commitment to purchase Voting Equity pursuant to its purchase rights provided under Section 6.1 in respect of such capital stock shall not have expired or (y) BT shall have delivered notice of its irrevocable commitment to purchase Voting Equity pursuant to its purchase rights provided under Section 6.1 in respect of such capital stock, but such commitment to purchase Voting Equity shall not yet have been consummated, provided that such capital stock shall not be deemed Uncounted Shares to the extent that the Company's obligation to issue and sell Voting Equity to BT in respect thereof shall have been terminated pursuant to
     Section 6.1(b).


          "Voting Equity" shall mean any and all Voting Securities, securities of the Company convertible into Voting Securities, and options, warrants or other rights to acquire Voting Securities.

          "Voting Securities" shall mean the Common Stock, the Class A Common Stock, any Class A Preferred Stock (as defined in the Certificate of Amendment) and any other securities of the Company having voting power under ordinary circumstances with respect to the election of directors of the Company.



     1.2. Beneficial Ownership. Unless otherwise provided in this Agreement, a Person shall be deemed to "beneficially own" any securities in accordance with the provisions of Rule 13d-3 under the Exchange Act, provided that (except with respect to Sections 7.1 and 7.4) capital stock of the Company underlying any options, warrants, rights or other securities convertible into or exercisable for such capital stock shall not be deemed to be beneficially owned by any Person if the applicable conversion price or exercise price, as the case may be, of such option, warrant, right or other security is more than the Current Market Value of the underlying capital stock.


     1.3. Securities Outstanding. In determining the number or other amount outstanding of any securities of the Company, securities owned by the Company or any of its Subsidiaries shall be deemed to be not outstanding.

SECTION 2.  PURCHASE AND SALE OF CLASS A COMMON STOCK


     2.1. Purchase and Sale of Class A Common Stock. (a) On the terms and subject to the conditions of this Agreement, the Company shall, on the Closing Date, issue and sell to BT, and BT shall purchase from the Company, subject to Sections 2.1(b) and 2.1(c), 106,752,106 shares of the Class A Common Stock (the "Fixed Shares") at a price per share such that the average price per share of the aggregate of the Fixed Shares and the shares of Common Stock issuable upon the conversion of the Preferred Shares which, in the case of shares of Common Stock issuable upon conversion of the Preferred Shares, shall be deemed to equal the aggregate purchase price paid by BT for the Preferred Shares divided by the number of shares of Common Stock issuable upon conversion of the Preferred Shares shall be $32.00 per share. The delivery of the Fixed Shares at the Closing shall be against BT's payment to the account designated by the Company of immediately available funds in the amount of the purchase price therefor.



     (b) If any shares of Common Stock are issued by the Company subsequent to July 28, 1993 and on or prior to the seventh Business Day prior to the Closing pursuant to the exercise of options or any other rights to acquire Equity granted, issued or otherwise existing prior to August 4, 1993, pursuant to Employee Stock Plans ("Existing Options"), then on the terms and subject to the conditions of this Agreement, at the option of BT, the Company shall, on the Closing Date, issue and sell to BT, and BT, if it so elects, shall, subject to
Section 2.1(c), purchase from the Company, at a price of $32.00 per share, all but not less than all of that number of shares of Class A Common Stock (the "Optional Shares") equal to 25% of the aggregate number of shares of Common Stock issued subsequent to July 28, 1993 and on or prior to the seventh Business Day prior to the Closing pursuant to the exercise of Existing Options, provided that the Company shall be entitled to reduce the number of Fixed Shares or Optional Shares to be issued to BT to the extent that as a result of such issuance BT would otherwise become the beneficial owner of in excess of 20% of the outstanding Common Shares (excluding Section 9.2 Shares), as of the seventh Business Day prior to the Closing, after giving effect to the shares of Class A Common Stock to be issued to BT on the Closing Date. The Company shall give written notice to BT of the number of such shares issued during such period pursuant to Existing Options on the seventh Business Day prior to the Closing, and prior thereto, upon the request of BT, shall from time to time provide BT promptly with information as to the number of shares of Common Stock issued by the Company between July 28, 1993 and the date of such request. BT shall, if it elects to purchase the Optional Shares pursuant hereto, give notice to the Company of its irrevocable commitment to purchase the Optional Shares, if any, at the Closing no later than five Business Days prior to the Closing Date. The delivery of the Optional Shares at the Closing shall be against BT's payment to the account designated by the Company of immediately available funds in the amount of the purchase price therefor.



     (c) Notwithstanding the foregoing, the number of Shares to be issued to BT at the Closing shall be reduced, but only to the extent necessary, so that the aggregate percentage of the outstanding capital stock of the Company represented by all shares of such capital stock Owned of Record or Voted by BT, after giving effect to the shares otherwise to be issued to BT on the Closing Date, together with all other capital stock Owned of Record or Voted by Non-U.S. Persons or Entities as set forth in the survey conducted in connection with the

Non-U.S. Ownership Certificate (or as otherwise known to the Company), does not exceed the Closing Foreign Ownership Limitation. If (x) the number of Shares otherwise to have been issued at Closing has been reduced pursuant to Section 2.1(b) or this Section 2.1(c), (i) the number of Optional Shares shall be reduced first (but to no less than zero) before there is any reduction in the number of Fixed Shares and (ii) to the extent that the number of Fixed Shares issued at the Closing has been reduced, the price per share of the Fixed Shares purchased at the Closing shall be increased so that the average price per share of the aggregate of the Fixed Shares so purchased and the shares of Common Stock issuable upon the conversion of the Preferred Shares shall be $32.00 per share and (y) the number of Shares otherwise to have been issued at the Closing has been reduced pursuant to this Section 2.1(c), then no more than one year following the Closing, the Company shall issue and sell to BT, at a price of $32.00 per share, and BT shall purchase, the number of Shares reduced pursuant to the first sentence of this Section 2.1(c), provided that the Company shall not be obligated to issue and sell a number of Shares under this clause (y) that would result in BT beneficially owning in excess of 20% of the then outstanding Common Shares (excluding Section 9.2 Shares). Without limiting the foregoing, promptly following such time as the Company may acquire actual knowledge of facts or circumstances that would cause it to reduce the number of Shares to be issued at the Closing pursuant to this Section 2.1(c), the Company shall use its best efforts to obtain an FCC Order to permit the Company to issue to BT the number of Shares reduced pursuant to the first sentence of this Section 2.1(c) without exceeding the Foreign Ownership Limitation. The Company shall take such steps as shall be reasonably necessary to ensure that BT, within one year of the Closing, shall be permitted to acquire the number of Shares reduced pursuant to this Section 2.1(c) without exceeding the Foreign Ownership Limitation.


     (d) If any shares of Common Stock are issued by the Company following the seventh Business Day prior to the Closing and on or prior to the Closing Date pursuant to the exercise of Existing Options, then on the terms and subject to the conditions of this Agreement, at the sole option of BT, the Company shall issue and sell to BT, and BT, if it so elects, shall, subject to the provisions hereof, purchase from the Company, at a price of $32.00 per share, all but not less than all of that number of shares of Class A Common Stock (the "Additional Optional Shares") equal to 25% of the aggregate number of shares of Common Stock issued following the seventh Business Day prior to the Closing and on or prior to the Closing Date pursuant to the exercise of Existing Options, provided that the Company shall be entitled to reduce the number of Additional Optional Shares to be issued to BT to the extent that as a result of such issuance BT would otherwise become the beneficial owner of in excess of 20% of the outstanding Common Shares (excluding Section 9.2 Shares) after giving effect to any such issuance of Additional Optional Shares. The Company shall give written notice to BT of the number of such shares issued during such period pursuant to Existing Options as promptly as practicable following the Closing. BT shall give notice to the Company of its irrevocable commitment to purchase the Additional Optional Shares, if any, no later than five Business Days following such written notice to BT, provided that if BT shall not have responded to such written notice within such time period and BT shall have previously elected to purchase Optional Shares, if any, pursuant to Section 2.1(b), then BT's election to purchase such Optional Shares shall be deemed also to be its irrevocable commitment to purchase the Additional Optional Shares, if any. The purchase, if any, by BT of the Additional Optional Shares shall be consummated within ten Business Days of BT's exercise of its option to purchase the Additional Optional Shares, if any (or, in the case of a deemed election to purchase such shares, within 15 Business Days of the Company's written notice to BT). The delivery of the Additional Optional Shares shall be against BT's payment to the account designated by the Company of immediately available funds in the amount of the purchase price therefor. Notwithstanding the foregoing, the number of Additional Optional Shares to be issued to BT at such closing shall be reduced, but only to the extent necessary, so that the aggregate percentage of the outstanding capital stock of the Company represented by all shares of such capital stock Owned of Record or Voted by BT, after giving effect to the Additional Optional Shares otherwise to be purchased by BT at such closing, together with all other capital stock Owned of Record or Voted by Non-U.S. Persons or Entities as set forth in the survey conducted in connection with the Non-U.S. Ownership Certificate (or as otherwise known to the Company), does not exceed the Closing Foreign Ownership Limitation. If the number of Additional Optional Shares issued at such closing has been reduced pursuant to the preceding sentence, no more than one year following such closing, the Company shall, upon reasonable notice to BT, issue and sell to BT, at a price of $32.00 per share, and BT shall purchase, the number of Additional Optional Shares reduced under the preceding sentence, provided that the Company shall not be obligated to issue and sell a number of Additional Optional Shares under this Section 2.1(d) that would result in BT beneficially owning in excess of 20% of the then outstanding Common Shares (excluding Section 9.2 Shares). The Company shall take such steps as shall reasonably be necessary to ensure that BT, within such one-year period, shall be permitted to acquire the number of Additional Optional Shares reduced under the second preceding sentence without exceeding the Foreign Ownership Limitation.



     (e) Notwithstanding anything to the contrary contained in this Section 2.1, the purchase price and number of Fixed Shares, Optional Shares and Additional Optional Shares to be purchased by BT hereunder shall be adjusted to reflect any stock split, stock dividend, or other combination or reclassification of the Company's capital stock during the time from August 4, 1993, until the Closing Date.


     2.2. Closing Date. (a) The closing (the "Closing") of the purchase and sale of the Fixed Shares and the Optional Shares, if any, provided for in
Section 2.1 shall take place at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York on the tenth Business Day following the satisfaction of all of the conditions to each party's obligations set forth in Sections 11 and 12 (or, with respect to any condition not satisfied, the waiver thereof by the party for whose benefit the condition exists) or at such other place and date as the parties may mutually agree. The date and time of such Closing are herein referred to as the "Closing Date".

     (b) The closing of the purchase and sale of the Additional Optional Shares, if any, provided for in Section 2.1(d) shall take place at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York within the time period set forth in Section 2.1(d) or at such other place and date as the parties may mutually agree.

     2.3. Exchange of Shares. If prior to the Closing the Preferred Shares shall have been converted into shares of Common Stock pursuant to the terms set forth in the Certificate of Designation, then immediately prior to the Closing, upon the surrender to the Company of either the certificates formerly representing the Preferred Shares so converted or the certificates for the shares of Common Stock issued upon such conversion, as the case may be, the Company shall issue to BT one share of Class A Common Stock for each such share of Common Stock.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY


     The Company hereby represents and warrants to BT that:


     3.1. Existence; Power. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, and has all necessary corporate power and authority to transact in all material respects all business conducted by it, to enter into this Agreement and, subject to approval by the stockholders of the Company at the Stockholders' Meeting and to the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, to issue and sell the Shares and to carry out the provisions of this Agreement.


     3.2. Authority. Each of the Original Investment Agreement and this Agreement has been duly authorized by all necessary corporate action on the part of the Company and duly executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.



     3.3. Compliance with Laws. Except for applicable requirements under the Communications Act, state communications laws, the Exchange Act, state securities or blue sky laws, foreign competition or antitrust laws, Exon-Florio, regulations promulgated by or in respect of the Department of Defense and the NASDAQ Stock Market and the expiration or termination of the waiting period under the HSR Act, no consent, approval or authorization of, or filing, registration, qualification, declaration or designation with, any Governmental Authority is required on the part of the Company as a condition to the valid execution and delivery of this Agreement and, subject to approval by the stockholders of the Company at the Stockholders' Meeting and to the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the valid issue and sale of the Shares in the manner contemplated by this Agreement, except where the absence of any such consent, approval or authorization of, or the failure to make any such filing, registration, qualification, declaration or designation with any Governmental Authority would not have a material adverse effect on the Company and its Subsidiaries taken as a whole or the Shares or materially impair the Company's ability to consummate the transactions contemplated hereby.



     3.4. No Conflict. Subject to applicable requirements under the Communications Act, state communications laws, the Exchange Act, state securities or blue sky laws, foreign competition or antitrust laws, Exon-Florio, regulations promulgated by or in respect of the Department of Defense and the NASDAQ Stock Market and the expiration or termination of the waiting period under the HSR Act, and except as set forth on Schedule 3.4 hereto, the execution, delivery and, subject to the approval of the Proposals by the stockholders of the Company and the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, performance by the Company of this Agreement and the issue and sale of the Shares will not (i) conflict with the Constating Documents of the Company, (ii) conflict with, result in a breach of, or constitute a default under, any loan or credit agreement, indenture, mortgage, note or other agreement or instrument affecting the Company or to which the Company or any of its Subsidiaries or Affiliates is a party or by which any of their respective properties or assets are or may be bound, (iii) violate any Requirement of Law applicable to the Company or (iv) violate any order, judgment or decree of any court or other Governmental Authority or any determination of an arbitrator, except where any such conflict, breach or default under clause (ii) or any such violation under clauses (iii) or (iv) would not have a material adverse effect on the Company and its Subsidiaries taken as a whole or the Shares or materially impair the Company's ability to consummate the transactions contemplated herein.



     3.5. Validity of Shares. Subject to the approval of the Proposals by the stockholders of the Company at the Stockholders' Meeting and to the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the issuance of the Shares has been duly authorized by all necessary corporate action on the part of the Company, and, when the Shares are issued and delivered against payment therefor at the Closing, the Shares will be validly issued, fully paid and nonassessable shares of capital stock of the Company.


     3.6. Capital Stock. As of July 28, 1993, the authorized capital stock of the Company consists of (a) 800,000,000 shares of Common Stock, of which 536,900,329 shares are outstanding and (b) 20,000,000 shares of preferred stock, par value $0.10 per share, of which 13,736.488 (Thirteen Thousand Seven Hundred Thirty-Six Point Four Hundred Eighty-Eight) shares of the Preferred Stock are outstanding. All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable, and no class of capital stock is entitled to preemptive rights. There are outstanding as of July 28, 1993 no options, warrants or other rights to acquire capital stock from the Company other than (x) options representing in the aggregate the right to purchase 56,051,108 shares of Common Stock, (y) rights under the Company's Employee Stock Purchase Plan permitting the purchase of up to an aggregate of 8,604,963 shares of Common Stock and (z) shares of Preferred Stock convertible into an aggregate of 27,472,976 shares of Common Stock.


     3.7. Reports and Financial Statements. The Company has filed all reports required to be filed with the SEC since January 1, 1992 (collectively, including all exhibits thereto, the "SEC Reports"). None of such SEC Reports, as of their respective dates (as amended through August 4, 1993), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Each of the financial statements (including the related notes) included in the SEC Reports presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Company and its subsidiaries as of the respective dates or for the respective periods set forth therein, all in conformity with generally accepted accounting principles consistently applied during the periods involved, except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal year-end adjustments and any other adjustments described therein. All of such SEC Reports, as of their respective dates (as amended through August 4, 1993), complied in all material respects with the requirements of the Exchange Act.


     3.8. Absence of Certain Changes or Events. During the period since December 31, 1992 (the date of the Company's last audited consolidated financial statements), there has not been any material adverse change in the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole other than as a result of changes in general business conditions, legal or regulatory changes affecting the U.S. telecommunications industry generally, or actions by a competitor of the Company in the U.S. telecommunications industry.

     3.9. Offering of Shares. Neither the Company, directly or indirectly, nor any agent on its behalf has offered or will offer the Shares or any similar securities or has solicited or will solicit an offer to acquire the Shares or any similar securities from any Person so as to require registration of the issuance and sale of the Shares to be sold to BT under the circumstances contemplated by this Agreement under the provisions of Section 5 of the Securities Act.


     3.10. Section 203. The Board of Directors of the Company has taken appropriate action so that the provisions of Section 203 of the DGCL restricting "business combinations" with "interested stockholders" (each as defined in such Section 203) will not, prior to the termination of this Agreement pursuant to
Section 13.1, apply to BT or any Person who as of August 4, 1993, was an Affiliate of BT.


SECTION 4.  REPRESENTATIONS AND WARRANTIES OF BT


     BT represents and warrants to the Company that:



     4.1. Existence; Power. BT has been duly incorporated under the laws of England and Wales, having all power and authority under its Memorandum and Articles of Association to transact in all material respects all business conducted by it, to enter into this Agreement, to purchase the Shares and to carry out the provisions of this Agreement.



     4.2. Authority. Each of the Original Investment Agreement and this Agreement has been duly authorized by all necessary corporate action on the part of BT and duly executed and delivered by BT and constitutes a legal, valid and binding agreement of BT, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or by an implied covenant of good faith and fair dealing.



     4.3. Compliance with Laws. Except for applicable requirements under the Communications Act, state communications laws, the Exchange Act, state securities or blue sky laws, foreign competition or antitrust laws, Exon-Florio, regulations promulgated by or in respect of the Department of Defense and the NASDAQ Stock Market and the expiration or termination of the waiting period under the HSR Act, no consent, approval or authorization of, or filing, registration, qualification, declaration or designation with, any Governmental Authority is required on the part of BT as a condition to the valid execution and delivery of this Agreement and the purchase of the Shares in the manner contemplated by this Agreement, except where the absence of any such consent, approval or authorization of, or the failure to make any such filing, registration, qualification, declaration or designation with any Governmental Authority would not have a material adverse effect on BT and its Subsidiaries taken as a whole or its ability to consummate the transactions contemplated hereby.



     4.4. No Conflict. Subject to applicable requirements under the Communications Act, state communications laws, the Exchange Act, state securities or blue sky laws, foreign competition or antitrust laws, Exon-Florio, regulations promulgated by or in respect of the Department of Defense and the NASDAQ Stock Market and the expiration or termination of the waiting period under the HSR Act, and except as set forth on Schedule 4.4 hereto, the execution, delivery and performance by BT of this Agreement and the purchase of the Shares will not (i) conflict with the Constating Documents of BT, (ii) conflict with, result in a breach of, or constitute a default under, any loan or credit agreement, indenture, mortgage, note or other agreement or instrument affecting BT or to which BT or any of its Subsidiaries or Affiliates is a party or by which any of their respective properties or assets are or may be bound,
(iii) violate any Requirement of Law applicable to BT or (iv) violate any order, judgment or decree of any court or other Governmental Authority or any determination of an arbitrator, except where any such conflict, breach or default under clause (ii) or any such violation under clauses (iii) or (iv) would not have a material adverse effect on BT and its Subsidiaries taken as a whole or its ability to consummate the transactions contemplated hereby.


     4.5. Nature of Purchase. BT is purchasing the Shares and the Conversion Shares for its own account for investment, not as a nominee or agent, and not with a view to the resale or distribution of the Shares or the Conversion Shares or any part thereof, and BT has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, BT further represents that there is no contract, undertaking, agreement or arrangement with any Person for resale in connection with a distribution to any Person with respect to any of the Shares or the Conversion Shares. BT acknowledges that the offering of the Shares and the Conversion Shares pursuant to this Agreement will not be registered under the Securities Act or any state securities or blue sky law, on the grounds that the offering and sale of the Shares and the Conversion Shares contemplated by this Agreement are exempt from registration pursuant to exceptions available under such laws, and that the Company's reliance upon such exemptions is predicated upon BT's representations set forth in this Agreement. BT acknowledges and understands that the Shares and the Conversion Shares must be held for an indefinite period of time unless the Shares and/or the Conversion Shares, as the case may be, are subsequently registered under the Securities Act and/or applicable state securities or blue sky laws or an exemption from such registration is available.


     4.6. Accredited Investor. BT is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

     4.7. Access to Information. The Company has made available to BT the opportunity to ask questions of, and receive answers from, and conduct due diligence meetings with management of the Company, and BT has had the opportunity to obtain any additional information necessary to verify the accuracy of the information provided to BT by the Company and in order for it to make an informed investment decision with respect to its investment in the Shares to the extent that the Company possessed such information or could have acquired it without unreasonable effort or expense.

     4.8. Ownership of Securities of the Company. Except for the Preferred Shares or the Conversion Shares, as the case may be, and such rights as may be conferred on BT under this Agreement, BT does not, directly or indirectly, beneficially own any Equity.

SECTION 5.  RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS


     5.1. Restrictions on Transfer. (a) BT covenants and agrees with the Company that, prior to the fourth anniversary of the Closing Date, neither BT nor any of its Affiliates will, directly or indirectly, offer, sell, transfer, assign, pledge, hypothecate or otherwise dispose of the beneficial ownership of (any such act, a "Transfer") any Equity except for, and subject in each case to compliance with all applicable Requirements of Law and the receipt of any necessary governmental approvals, (i) a Transfer by BT to a wholly owned direct or indirect subsidiary of BT, provided that prior to such Transfer each such transferee consents in writing with the Company to be bound by the restrictions on transfer set forth in this Section 5.1 and assumes all other rights and obligations of BT under this Agreement and the Registration Rights Agreement, provided further that BT (A) shall remain liable for the performance by any such subsidiary of its obligations under this Agreement, (B) shall act as agent for any and all such subsidiaries in connection with the receipt or giving of any and all notices under this Agreement and (C) shall not cause or permit any such subsidiary to be other than a wholly owned direct or indirect subsidiary of BT,
(ii) a Transfer to the Company or to a wholly owned direct or indirect subsidiary of the Company pursuant to a self-tender offer or otherwise, (iii) a Transfer pursuant to a merger or consolidation in which the Company is a constituent corporation and (iv) provided that the Company has waived its right of first refusal set forth in Section 5.3 (except with respect to clause (y)(1) below), a Transfer pursuant to (x) prior to the repeal of Section 10 of the Certificate of Incorporation as in effect on August 4, 1993, a "Tender Offer" (as defined in paragraph (g)(9) of such Section 10), which was not induced directly or indirectly by BT or any of its Affiliates, conforming with the provisions of paragraphs (d) and (e) of such Section 10 or meeting the requirements set forth in the proviso to paragraph (g)(2)(i) of such Section 10 pursuant to which the Person consummating such Tender Offer would not be deemed to be a "Substantial Stockholder" or (y) subsequent to the date of the repeal of such Section 10, a bona fide third party tender offer or exchange offer, which was not induced directly or indirectly by BT or any of its Affiliates, (1) that is recommended by the Board of Directors of the Company, (2) in connection with which a final non-appealable court order has declared the Rights Plan or any successor plan thereto invalid and required the redemption of the Rights or (3) except as contemplated by the preceding clause (2), commenced subsequent to the date that the Rights Plan or any successor plan thereto is terminated or the Rights redeemed and all conditions to such offer (other than with respect to the number of shares tendered) shall have been satisfied or waived, provided that, in the case of clause (2) or (3), the Board of Directors of BT, upon the advice of legal counsel and financial advisors, reasonably believes in good faith, taking into account the conditions of such offer, that such tender offer will result in shares being purchased (without the extension of the scheduled expiration date and without giving effect to shares that might be tendered by BT or any of its Affiliates). The certificate or certificates representing any such Equity transferred as provided above shall bear the legend or legends described in Section 5.2 to the extent required by such Section 5.2.


     (b) From and including the fourth anniversary of the Closing Date so long as the Outstanding Interest is at least 5%, neither BT nor any of its Affiliates will, directly or indirectly, Transfer any Equity except for, and in each case in compliance with all applicable Requirements of Law and the receipt of any necessary governmental approvals, (i) a Transfer permitted pursuant to Section 5.1(a), (ii) a Transfer by BT or any of its Affiliates in bona fide open market "brokers' transactions" as permitted by the provisions of Rule 144 under the Securities Act or in a bona fide underwritten public offering pursuant to the Registration Rights Agreement (a "Permitted Offering"), provided that in the case of a Permitted Offering the Company has waived its right of first refusal set forth in Section 5.3, and provided further that BT or its Affiliate, as the case may be, will take all reasonable steps to assure that, in connection with any such open market transactions or Permitted Offering, Transfers shall not be made to any Person or "group" (as defined in Section 13(d) of the Exchange Act) that would, following such Transfer, beneficially own more than 5% of the outstanding Voting Securities (determined pursuant to the provisions of Regulation 13D under the Exchange Act, except that a Person shall be deemed to be the beneficial owner of a security if that Person has the right to acquire beneficial ownership of such security without regard to the 60-day provision in Rule 13d3(d)(1)(i)), provided, however, that BT shall be permitted to transfer Equity in a Permitted Offering, directly or indirectly, to a Person eligible to file a statement on Schedule 13G under the Exchange Act pursuant to Rule 13d-1(b) under the Exchange Act notwithstanding that such Person would, following such Transfer, beneficially own more than 5% of the outstanding Voting Securities (as determined as provided above) if the failure of BT to transfer, directly or indirectly, to such Person would adversely affect such Permitted Offering in the reasonable good faith judgment of the managing underwriter,
(iii) a Transfer by BT pursuant to a dividend or other distribution or rights offering to the shareholders of BT pursuant to which all shareholders of BT have the right (except as may be otherwise prohibited by applicable law) to receive their pro rata portion of the Equity owned by BT, provided that the Company has waived its right of first refusal set forth in Section 5.3, (iv) a Transfer by BT or any of its Affiliates in a privately negotiated transaction if the transferee, or any "group" (as defined in Section 13(d) of the Exchange Act) of which the transferee is a member, would not, following such Transfer, beneficially own more than 5% of the outstanding Voting Securities (determined pursuant to the provisions of Regulation 13D under the Exchange Act, except that a Person shall be deemed to be the beneficial owner of a security if that Person has the right to acquire beneficial ownership of such security without regard to the 60-day provision in Rule 13d-3(d)(1)(i)), provided that the Company has waived its right of first refusal set forth in Section 5.3 and (v) a Transfer by BT or any of its Affiliates of all Equity of the Company then beneficially owned by it (without giving effect to the proviso contained in Section 1.2) as a single block in a privately negotiated transaction if BT or its Affiliate, as the case may be, transfers such Equity without the benefits and burdens of this Agreement (other than the benefits and burdens of the Registration Rights Agreement, which may be assigned to, and assumed by, the transferee), provided that the Company has waived its right of first refusal set forth in Section 5.3. The certificate or certificates representing any such Equity transferred as provided above (other than pursuant to clause (ii) in the preceding sentence) shall bear the legend or legends described in Section 5.2 to the extent required by such Section 5.2.


     (c) No Transfer of any Equity in violation of this Section 5 shall be made or recorded on the books of the Company and any such Transfer shall be void and of no effect.

     (d) Subject to the provisions of the Registration Rights Agreement, the expenses incurred by the transferor and/or transferee in connection with any Transfer permitted under this Section 5.1 shall be borne by the purchaser and/or seller party to such sale.

     5.2. Legends. (a) (i) Upon original issuance thereof (or, in the case of the Preferred Shares, upon the exchange of certificates therefor), and until such time as the same is no longer required hereunder or under the applicable requirements of the Securities Act or applicable state securities or blue sky laws, any certificate issued representing any of the Shares, the Preferred Shares, the Conversion Shares or any Maintenance

Shares (including, without limitation, all certificates issued upon transfer or in exchange thereof or in substitution therefor) shall bear the following legend:

           "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY ARE SO REGISTERED OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. SUCH SHARES MAY ONLY BE TRANSFERRED PURSUANT TO THE PROVISIONS OF SECTION 5 OF A CERTAIN AGREEMENT DATED AS OF JANUARY 31, 1994 BETWEEN BRITISH TELECOMMUNICATIONS PLC AND MCI COMMUNICATIONS CORPORATION (THE "COMPANY"), COPIES OF WHICH AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."

     (b) The certificates representing the Shares, the Preferred Shares, the Conversion Shares or any Maintenance Shares (including, without limitation, any certificate issued upon transfer or in exchange thereof or in substitution therefor) shall also bear any legend required under any applicable state securities or blue sky laws.

     (c) The Company may make a notation on its records or give instructions to any transfer agents or registrars for the Preferred Stock, the Class A Common Stock or the Common Stock in order to implement the restrictions on transfer set forth in this Section 5.


     (d) BT shall submit any and all certificates representing Equity beneficially owned by BT or any of its Affiliates to the Company so that the legend or legends required by this Section 5.2 may be placed thereon.



     Until such time as the same is no longer required hereunder, all certificates representing any Equity beneficially owned by BT or any of its Affiliates that is neither a Share, a Preferred Share, a Conversion Share or a Maintenance Share (including, without limitation, any certificate issued upon transfer or in exchange thereof or in substitution therefor) shall bear the following legend:



           "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY ONLY BE TRANSFERRED PURSUANT TO THE PROVISIONS OF SECTION 5 OF A CERTAIN AGREEMENT DATED AS OF JANUARY 31, 1994 BETWEEN BRITISH TELECOMMUNICATIONS PLC AND MCI COMMUNICATIONS CORPORATION (THE "COMPANY"), COPIES OF WHICH AGREEMENT ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY."



     (e) In connection with any Transfer of Equity, the transferor shall provide the Company with such customary certificates, opinions and other documents as the Company may reasonably request to assure that such Transfer complies fully with applicable securities and other laws.


     (f) The Company shall not incur any liability for any delay in recognizing any Transfer of Equity if the Company in good faith reasonably believes that such Transfer may have been or would be in violation in any material respect of the provisions of the Securities Act, applicable state securities or blue sky laws, or this Agreement.

     (g) After such time as any of the legends described by this Section 5.2 are no longer required on any certificate or certificates representing the Shares, the Preferred Shares, the Conversion Shares or any Maintenance Shares, upon the request of BT, the Company will cause such certificate or certificates to be exchanged for a certificate or certificates that do not bear such legend.


     5.3. Right of First Refusal. (a) Prior to any Transfer described in clause (iv) of Section 5.1(a) (other than with respect to clause (y)(1) thereof), any Permitted Offering described in clause (ii) of Section 5.1(b), any dividend or other distribution or rights offering described in clause (iii) of
Section 5.1(b) or any privately negotiated transaction described in either clause (iv) or (v) of Section 5.1(b), BT shall deliver a written notice (the "Offer Notice") to the Company, which Offer Notice shall specify (i) the number or amount and description of the Equity to be sold or otherwise transferred, (ii) the Offer Price (as defined below) and (iii) in the case of a privately negotiated transaction, any other proposed terms of the Transfer, the identity of the proposed transferee and, if the proposed transferee would (following such Transfer) beneficially own more than 5% of the outstanding Voting Securities (determined pursuant to the provisions of Regulation 13D under the Exchange Act, except that a Person shall be deemed to be the beneficial owner of a security if that Person has the right to acquire beneficial ownership of such security without regard to the 60-day provision in Rule 13d-3(d)(1)(i)), any other information, to BT's best knowledge after reasonable inquiries, with respect to the proposed transferee or the proposed transaction that would be required to be disclosed if a Schedule 13D under the Exchange Act were to be filed on behalf of such proposed transferee. The Offer Notice shall constitute an irrevocable offer to the Company or its designee, for the period of time described below, to purchase such securities upon the same terms specified in the Offer Notice, subject to Section 5.3(c) and as otherwise set forth in Section 5.3(a). BT shall deliver the Offer Notice either with respect to a bona fide specific transaction on the specified terms or with respect to its intention to consummate a Permitted Offering, provided that, if applicable, such Offer Notice in connection with a privately negotiated transaction described in clause (v) of Section 5.1(b) shall, in order to be valid hereunder, have been preceded by the notice required by Section 5.3(b). For purposes of this Section 5.3, "Offer Price" shall be defined to mean on a per share or other amount of Equity basis (i) in the case of a third party tender offer or exchange offer, the tender offer or exchange offer price per share taking into account any provisions thereof with respect to proration and any proposed second step or "backend" transaction, (ii) in the case of a Permitted Offering or a dividend or other distribution or rights offering to the shareholders of BT, the Current Market Value per share or other amount of Equity as of the date that the election notice by the Company hereinafter described is delivered, less, in the case of a Permitted Offering, the cost and expenses, including underwriting commissions, reasonably expected to be incurred by BT and any of its Affiliates in connection with such Permitted Offering on a per share or other amount of Equity basis and (iii) in the case of a privately negotiated transaction, the proposed sales price per share or other amount of Equity. The Company may elect to purchase all, but not less than all (except in the case of a Permitted Offering, in which case the Company may elect to purchase all or any portion), of the securities at the Offer Price (or, if the Offer Price includes property other than cash, the equivalent in cash of such Offer Price) and upon the terms and conditions specified in the Offer Notice, provided that, if the Company elects to purchase less than all of the offered securities in connection with a Permitted Offering, the number of shares or other amount of such offered securities that the Company has elected to purchase shall be subject to a reduction (determined by the managing underwriter after consultation with a financial advisor selected by BT) to the extent the managing underwriter (after consultation with BT's financial advisor) determines that the full number of shares or other amount of such offered securities that the Company has elected to purchase would so reduce the number of shares or other amount of Equity to be sold pursuant to the Permitted Offering so as to have an adverse effect on such offering as contemplated by BT (including the price at which BT proposes to sell such securities), provided further that if the managing underwriter determines that the number of shares or other amount of such offered securities that the Company has elected to purchase hereunder should be reduced in accordance with the criteria set forth in the preceding proviso in this sentence, then the Company shall be given the opportunity to make a further election either (i) to purchase the number of shares or other amount of such offered securities as so reduced (or, at the Company's sole option, a lesser number of shares or other amount of such offered securities), (ii) to purchase all of such offered securities or (iii) to withdraw its earlier election and to be released from any obligation to purchase any of such offered securities, provided that such election shall be made within five Business Days of notice to the Company of the managing underwriter's determination. If the Company elects to purchase the offered securities, it shall give notice to BT within 60 days of its receipt of the Offer Notice (or (A) in the case of a third party tender offer or exchange offer, not later than three Business Days prior to the expiration date of such offer, provided that all conditions to such offer (other than with respect to the number of shares tendered) shall have been satisfied or waived and the Offer Notice shall have been provided at least ten Business Days prior to the expiration date of such offer or (B) in the case of a privately negotiated transaction described in clause (v) of Section 5.1(b), within a period of 120 days) of its election, which shall constitute a binding obligation, subject to standard terms and conditions for a stock purchase contract between an issuer and a significant stockholder, to purchase the offered securities, which notice shall include the date set for the closing of such purchase, which date shall be no later than 90 days following the delivery of such election notice. Notwithstanding the foregoing, such time periods shall not be deemed to commence with respect to, and the Company shall not be obligated to respond to, any purported notice that does not comply in all material respects with the requirements of this Section 5.3(a), which purported notice shall not be deemed to be an Offer Notice for purposes of this Agreement and shall be null and void under this Agreement, provided that if such purported notice is actually received by the Company and the Company does not within five Business Days of such receipt notify BT that such purported notice does not comply in all material respects with such requirements, such purported notice shall be deemed not to be defective in any material respect with regard to such requirements. The Company may assign its rights to purchase under this Section
5.3 to any Person. If the Company does not respond to the Offer Notice within the required response time period or elects not to purchase the offered securities, BT or its Affiliate, as the case may be, shall be free to complete the proposed Transfer (to the same proposed transferee, in the case of privately negotiated transaction) on terms no less favorable to BT or its Affiliate, as the case may be, than those set forth in the Offer Notice, provided that (x) such Transfer is closed within 90 days of the latest of (A) the expiration of the foregoing required response time period, or (B) the receipt by BT of the foregoing election notice by the Company, or, in the case of a Permitted Offering, within 60 days of the declaration by the SEC of the effectiveness of a registration statement filed with the SEC pursuant to the Registration Rights Agreement and (y) the price at which the securities are transferred must be equal to or higher than the Offer Price (except in the case of a Permitted Offering, in which case the price at which the securities are sold may be equal to, higher than or less than the Offer Price), provided, however, that such periods within which such Transfer must be closed shall be extended to the extent necessary to obtain required governmental approvals and BT shall use its best efforts to obtain such approvals, provided further that the terms and conditions of the Transfer other than the financial terms thereof (and, in the case of a privately negotiated transaction, other than the identity of the proposed transferee) may be varied in non-material respects from those set forth in the Offer Notice if BT gives notice to the Company of the nature of such variations at least five Business Days prior to the consummation of the Transfer, provided that compliance with such five Business Day period shall not operate to terminate any of BT's rights under this Section 5.3.


     (b) Notwithstanding anything to the contrary contained in Section 5.3(a), in the case of a privately negotiated transaction described in clause (v) of
Section 5.1(b), BT shall provide the Company with at least two months written notice (measured from the date of the most recent such notice) prior to the delivery of the Offer Notice with respect thereto of BT's bona fide intention to undertake such a transaction (with such additional information as BT can reasonably provide as to the type of sale and such information as would otherwise be required under clause (iii) of the first sentence of Section 5.3(a) to the extent and when known), provided that BT may not provide more than one such advance notice in any two-month period. If the Company waives or does not exercise timely its right of first refusal in connection with such a transaction, the Company shall take such necessary actions in relation to the Rights Plan to permit the consummation of such transaction by BT or its Affiliate, as the case may be, so as not to result in the Rights thereby becoming exercisable. In connection with such transaction, BT covenants and agrees (i) if the Company so requests, to cooperate with the Company in proposing and having the stockholders of the Company approve an amendment to the Certificate of Incorporation, to be effective following the consummation of such transaction, that eliminates cumulative voting for the election of directors of the Company and (ii) to cause its designees on the Board of Directors of the Company to resign immediately upon the closing of such transaction. If cumulative voting has not been so eliminated, such transaction shall not be effective as provided in Section 5.1(c) unless the transferee has agreed for a period of at least ten years, on terms and conditions reasonably satisfactory to the Company, to distribute all of the votes it is entitled to cast in any election of directors of the Company (whether at an annual or special meeting of stockholders or by written consent in lieu of a meeting or otherwise and whether it is so entitled to cast such votes as a result of ownership or other control of capital stock or by proxy or otherwise) equally among the number of directors to be elected to the Board of Directors of the Company (whether or not nominees of the Board of Directors).


     (c) If (i) the consideration specified in the Offer Notice consists of, or includes, consideration other than cash or a publicly traded security for which a closing market price is published for each Business Day, or (ii) any property other than Equity of the Company is proposed to be transferred in connection with the transaction to which the Offer Notice relates, then the price payable by the Company under this Section 5.3 for the Equity being transferred shall be the Fair Market Value of the consideration in the case of clause (i) and the Determination of the Independent Directors of the Fair Market Value of the consideration determined to be properly allocable to the Equity in the case of clause (ii). In the case of a Permitted Offering, BT shall provide the Company with a good faith estimate of the costs and expenses, including underwriting commissions, reasonably expected to be incurred by BT and any of its Affiliates in connection with such Permitted Offering, provided, however, that, if the Company in good faith disputes such estimate, the amount of the costs and expenses, including underwriting commissions, reasonably expected to be incurred by BT and any of its Affiliates in connection with such Permitted Offering shall be established by a Determination of the Independent Directors, which determination shall be conclusive on the parties. Notwithstanding anything to the contrary contained in this Section 5.3, the time periods applicable to an election by the Company to purchase the offered securities set forth in Section 5.3(a) shall not be deemed to commence until the Determinations of the Independent Directors under this Section 5.3(c) have been made, provided that, in the case of a third party tender offer or exchange offer, in no event shall any such election be permitted later than 24 hours prior to the latest time by which Equity must be tendered in order to be accepted pursuant to such offer or to qualify for any proration applicable to such offer if all conditions to such offer (other than the number of shares tendered) have been satisfied or waived. The Company agrees to use its best efforts to cause the Determinations of the Independent Directors under this Section 5.3(c) to be made as promptly as practicable but in no event later than 15 Business Days after the receipt by the Company of the Offer Notice.


     5.4. Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. The provisions of this Section 5 shall apply, to the full extent set forth herein with respect to the Equity of the Company, to any and all Equity or other securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) that may be issued in respect of, in exchange for, or in substitution of such Equity, including, without limitation, in connection with any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, mergers, consolidations and the like occurring after August 4, 1993.



     5.5. Registration Rights. At or prior to the Closing, the Company and BT shall enter into the agreement (the "Registration Rights Agreement") providing for registration rights with respect to shares of Common Stock issued or issuable upon the conversion of any shares of Class A Common Stock and, to the extent necessary, certain other shares of Common Stock owned by BT to the extent provided under such agreement, substantially in the form attached hereto as Exhibit D. The registration rights provided to BT under the Registration Rights Agreement shall not be transferrable to any Person other than a transferee to which BT has transferred Equity pursuant to either (A) clause (i) of the first sentence of Section 5.1(a) or (B) clause (v) of the first sentence of Section 5.1(b). Reasonably promptly after August 4, 1993, the Company and BT shall enter into a registration rights agreement with respect to shares of Common Stock issued or issuable upon the conversion of the Preferred Shares or the Conversion Shares, as the case may be, on mutually agreeable terms and conditions based substantially on the form attached hereto as Exhibit D, provided that BT shall only be entitled to one demand registration thereunder.


SECTION 6.  EQUITY PURCHASE RIGHTS


     6.1. Voting Equity Purchase Rights. (a) Subject to Section 6.2(d), from the Closing Date and for so long as the Outstanding Interest is at least 10%, if the Company issues or proposes to issue for cash or any other consideration (excluding (i) pursuant to the terms of presently outstanding Preferred Stock, (ii) grants of any options or any other rights to acquire Voting Securities pursuant to Employee Stock Plans, (iii) upon the exercise or exchange of any Rights, (iv) issuances of shares of Common Stock upon the conversion or exercise of any options, warrants, rights or other securities convertible into or exercisable for Common Stock that are outstanding as of the Closing Date to the extent that an equal number of outstanding shares of Common Stock are purchased by the Company in accordance with Section 6.1(d), (v) upon the conversion or exercise of any options, warrants, rights or other securities convertible into or exercisable for Voting Securities the issuance of which was subject to the provisions of this Section 6.1, (vi) in a Small Offering, (vii) the reissuance of Voting Securities purchased by the Company subsequent to the Closing Date and
(viii) issuances of Voting Equity to BT or any of its Affiliates any Voting Equity, BT shall have the right (to the extent permitted by applicable Requirements of Law, and exercisable in whole or in part as set forth in this Section 6.1) to acquire from the Company a number of shares or other amount of such Voting Equity, subject to Section 6.1(c), equal to the sum of (A) the result of (1) the Outstanding Interest prior to giving effect to the consummation of such issuance and any acquisition by BT pursuant hereto times the number of shares or other amount of such Voting Equity issued or to be issued to Persons other than BT or any of its Affiliates, divided by (2) one minus the Outstanding Interest, plus (B) if applicable, the number of shares or other amount of Voting Equity described in Section 6.1(e)(v).



     (b) Except as otherwise provided in this Section 6, unless the Company has elected to repurchase outstanding shares of Common Stock in accordance with the provisions of Section 6.1(d), (i) the Company shall give written notice to BT of any issuance or proposed issuance of Voting Equity in respect of which BT is entitled to purchase rights under this Section 6.1 no later than the date of any such issuance, which notice shall set forth the terms and conditions of such issuance, (ii) BT shall, if it elects to acquire any Voting Equity as provided in this Section 6.1, give notice to the Company of its irrevocable commitment to purchase such Voting Equity (including, without limitation, the Voting Equity described in clause (B) in the preceding sentence) as promptly as reasonably practicable but in no event more than 15 Business Days following such written notice to BT and (iii) if BT so elects to acquire any Voting Equity as so provided, such acquisition shall be consummated (except as hereinafter provided) within 30 days of such exercise (but not in any event prior to the issuance by the Company of the Voting Equity that gave rise to BT's purchase right hereunder), at a price and on other terms and conditions equal to the price paid and the other terms and conditions pertaining to the other issuances of Voting Equity (but if BT purchases such Voting Equity on a date later than 15 days after the consummation of such other issuances (whether because of a delay in obtaining required governmental approvals or otherwise), together with interest at the Interest Rate as of the date of such other issuances compounded annually from the date that is 15 days after the date of the consummation of such other issuances to the date of BT's purchase), except as otherwise provided in this
Section 6.1. If the consummation of BT's acquisition of Voting Equity pursuant to this Section 6.1(b) shall not have occurred within 30 days of BT's exercise of its purchase right hereunder (or as of such later date that the securities that gave rise to BT's purchase right are issued by the Company) as provided in the preceding sentence (other than due to a good faith delay in obtaining required government approvals, a temporary injunction enjoining BT's purchase of such Voting Equity or other delays not due to BT's bad faith or conditions within BT's control), then the Company's obligation to issue and sell such Voting Equity to BT under this Section 6 shall terminate without further liability.



     (c) So long as any shares of Class A Common Stock remain outstanding, with respect to that portion of the Outstanding Interest represented by shares of Class A Common Stock (or other Equity that is convertible into, or otherwise having the right to acquire, shares of Class A Common Stock) beneficially owned by BT, (i) if the Voting Equity issued or proposed to be issued in respect of which BT is entitled to a purchase right under this Section 6.1 consists of shares of Common Stock, BT's right to acquire Voting Equity under Section 6.1(a) shall be the right to acquire the number of shares of Class A Common Stock determined in all other respects in accordance with the provisions of Section 6.1(a) (except to the extent subject to clause (ii) of this sentence), (ii) if the Voting Equity issued or proposed to be issued in respect of which BT is entitled to a purchase right under this Section 6.1 consists of securities of the Company convertible into shares of Common Stock or options, warrants or other rights to acquire shares of Common Stock (collectively, "Option Securities"), BT's right to acquire Voting Equity under Section 6.1(a) shall be the right to acquire Voting Equity convertible into shares of Class A Common Stock or options, warrants or other rights to acquire shares of Class A Common Stock, in each case upon the same terms as the Option Securities issued or proposed to be issued by the Company and otherwise containing the same terms as such Option Securities (except to the extent set forth in clause (iii)) and
(iii) if the Voting Equity issued or proposed to be issued in respect of which BT is entitled to a purchase right under this Section 6.1 consists of Voting Securities other than shares of Common Stock (whether or not Option Securities), BT's right to acquire Voting Equity under Section 6.1(a) shall be the right to acquire the number of shares or other amount (determined in accordance with the provisions of Section 6.1(a)) of a separate series of such Voting Securities, which series shall have (x) the right (together with the Class A Common Stock) to elect directors of the Company as set forth in the Certificate of Amendment with respect to the Class A Common Stock, voting together with the Class A

Common Stock as a single class and (y) terms providing for automatic conversion or exchange into the voting equity that gave rise to BT's right to acquire under this clause (iii) in the event that no shares of Class A Common Stock remain outstanding and such other terms as will effect the purposes of this clause (c) that are consistent with the terms that distinguish Class A Common Stock from the Common Stock.



     (d) (i) For purposes of determining the number of Common Shares that BT otherwise has the right to acquire in accordance with this Section 6.1 in connection with the issuance by the Company of shares of Common Stock upon the conversion or exercise of any options, warrants, rights or other securities convertible into or exercisable for shares of Common Stock that are outstanding as of the Closing Date, the number of shares of Common Stock deemed issued by the Company pursuant to such conversion or exercise shall be reduced, on a share for share basis, to the extent that the Company elects to purchase a number of outstanding shares of Common Stock through open market purchases or otherwise up to the number of shares of Common Stock issued.



     (ii) All repurchases of outstanding shares of Common Stock pursuant to this
Section 6.1(d) shall be consummated within 90 days after the time that BT would otherwise be entitled to purchase rights under this Section 6.1 with respect to the shares of Common Stock to which such repurchases relate. To the extent that the Company has not consummated any such repurchases within such 90-day period, BT shall be entitled to a purchase right under this Section 6.1 as of the expiration of such time period with respect to the number of shares of Common Stock that were not so repurchased within such period, and the Company shall give written notice to BT promptly after the expiration of such 90-day period, which notice shall state the number of shares of Common Stock that were not repurchased within such time period and include the terms and conditions of the issuance of Voting Equity in respect of which BT is then entitled to purchase rights under this Section 6.1 as otherwise provided under this Section 6.1.



     (e) Notwithstanding the foregoing:



          (i) The purchase price of any Common Shares by BT pursuant to this
     Section 6.1 in connection with any issuance of shares of Common Stock after the Closing upon the exercise or conversion of options, warrants, rights or other securities that were outstanding on the Closing Date shall be the per share equivalent to the Current Market Value of the Common Shares as of the date of BT's purchase of such Common Shares, except as otherwise provided in Section 6.1(e)(ii);



          (ii) The purchase price of any Voting Securities acquired by BT pursuant to this Section 6.1 after the Closing Date in connection with any issuance of Voting Securities upon the exercise of options or any other Voting Securities or rights to acquire Voting Securities granted or issued pursuant to Employee Stock Plans shall be the per share equivalent to the Current Market Value of the Voting Equity so granted or issued as of the end of the calendar quarter that gives rise to the exercisability of BT's purchase right under Section 6.1(e)(iv);


          (iii) If the Company issues or proposes to issue any Voting Equity in respect of which BT is entitled to a purchase right under this Section 6.1 for consideration other than cash (or partly for cash and partly for consideration other than cash), the purchase price of any Voting Equity by BT in connection with its purchase right with respect thereto pursuant to this Section 6.1 shall be the cash price per share or other amount equivalent to the value per share or other amount of the consideration obtained or to be obtained in the issuances of such Voting Equity established by a Determination of the Independent Directors, which determination shall be conclusive on the parties;


          (iv) BT's right to purchase Voting Equity pursuant to this Section 6.1 in connection with any issuance of Voting Securities upon the exercise of options or any other Voting Securities or rights to acquire Voting Securities granted or issued pursuant to Employee Stock Plans (whether granted or issued before, on or after the Closing Date) (the "Employee Shares") shall only be exercisable within 45 days (or such longer period as may be necessary to obtain required governmental approvals) after the end of each calendar quarter in which the aggregate number of Employee Shares issued (aggregated together with Employee Shares issued in preceding calendar quarters that have not yet given rise to the exercisability of BT's purchase right under this Section 6.1(e)(iv)) was at least 1% of the total outstanding Voting Securities, at which time BT shall be entitled to acquire a number of shares or other amount of Voting Equity in respect of all such issuances of Employee Shares, and the Company shall advise BT in writing of the number of Employee Shares issued during each calendar quarter no later than 30 days after the end of such calendar quarter;

          (v) If there have been issuances of Voting Equity in respect of which BT has a purchase right under this Section 6.1 in Small Offerings as to which BT's rights to acquire Voting Equity hereunder have not yet become exercisable (the "Small Offering Shares"), then, as of and in connection with the immediately following issuance of Voting Equity of the same class that is subject to the purchase rights of this Section 6.1, BT shall also have a right to acquire (on the same terms and conditions applicable herein to such issuance, including, without limitation, price) additional shares or other amounts of a class of Voting Equity equal to the number of shares or other amounts BT would have been entitled to acquire at the time or times of issuance of the Small Offering Shares but for the inapplicability of its purchase rights to such issuances; and

          (vi) To the extent that, after BT's election to acquire Voting Equity pursuant to its purchase right under Section 6.1(a), the number of shares or other amount of Voting Equity to be issued to Persons other than BT and any of its Affiliates that gave rise to BT's purchase right under this
     Section 6 shall be reduced (whether at the discretion of the Company or otherwise), then the number of shares or other amount of Voting Equity that BT has the right to acquire under Section 6.1(a) shall be reduced pro rata and BT's election shall be deemed to have been its irrevocable commitment to purchase such reduced number of shares or other amount of such Voting Equity.

     6.2. Limitations. (a) Notwithstanding anything to the contrary contained in this Section 6, BT shall not be entitled to purchase any securities pursuant to Section 6.1(i) unless and until the Company actually issues the securities that gave rise to BT's purchase right under Section 6.1 (and the Company may in its sole discretion elect at any time to abandon any such issuance) or (ii) in connection with any pro rata stock split, stock dividend or other combination or reclassification of any capital stock of the Company.


     (b) Notwithstanding anything to the contrary contained in this Section 6, BT shall not be entitled to purchase any securities pursuant to Section 6.1 in connection with the issuance for consideration other than cash (or partly for cash and partly for consideration other than cash) of a number of shares or other amounts of Voting Equity representing less than 1% of the total number of shares of capital stock of the Company outstanding as of the date of such issuance (a "Small Offering"), except as otherwise provided in Section 6.1(e)(v), unless the Company elects to otherwise provide BT with Voting Equity purchase rights in connection therewith on the terms and conditions set forth in
Section 6.1(b).


     (c) If at any time, because of Foreign Ownership Restrictions, BT is not permitted to exercise or enforce any purchase right under Section 6.1, then BT shall be entitled to exercise or enforce any such purchase right at such time that such exercise or enforcement would not breach any then existing Foreign Ownership Restrictions.

     (d) Notwithstanding anything to the contrary contained in this Section 6, in the event that the percentage of the outstanding Voting Securities beneficially owned by BT and its Affiliates exceeds the higher of 20% or the percentage of the outstanding Voting Securities that BT beneficially owned immediately following the Closing, then BT shall only be entitled to purchase rights under Section 6.1 to the extent necessary to maintain such higher percentage, provided that in calculating such entitlement any issuance of Voting Equity that gives rise to purchase rights under Section 6.1 that is convertible into or exchangeable for Voting Securities shall be assumed to be so converted or exchanged.

     6.3. Adjustments. Notwithstanding anything to the contrary contained in this Section 6, upon any purchase of Voting Equity by BT pursuant to Section 6.1 on a later date than the issuance of securities that gave rise to BT's purchase right under Section 6.1, (x) the purchase price shall be adjusted by subtracting therefrom the Fair Market Value (as established by a Determination of the Independent Directors) of any dividend or distribution received in respect of such Voting Equity after the date of such issuance and prior to the purchase by BT hereunder, (y) the purchase price and number of shares or amount to be purchased shall be adjusted to reflect any stock split, stock dividend, or other combination or reclassification of the Company's capital stock during such time and (z) BT shall be entitled to exercise any rights to purchase additional Voting

Equity (other than the Rights) available to all holders of Voting Equity proportionately ("distributed rights") that it would have been entitled to exercise if it had been the owner of the Voting Equity purchased by BT hereunder on the record date for the distribution of such distributed rights, unless BT shall have failed to irrevocably commit to exercise such distributed rights on the last day for the exercise thereof in accordance with their terms or, if earlier, the date of the purchase by BT hereunder, at the stated exercise price thereof together with interest thereon at the Interest Rate as of the last date that such distributed rights would have been exercisable but for the provisions of this clause (z), compounded annually for the period, if any, from the date 30 days after the last day that such distributed rights would have been exercisable but for the provisions of this clause (z) to the date of exercise.


     6.4. Other Permitted Purchases. BT and its Affiliates shall not purchase additional Equity (whether from the Company pursuant to this Agreement or otherwise) if the aggregate percentage of the outstanding capital stock of the Company represented by all shares of such capital stock Owned of Record or Voted by BT and its Affiliates, together with all other capital stock Owned of Record or Voted by Non-U.S. Persons or Entities as set forth in the survey conducted in connection with the Non-U.S. Ownership Certificate (or as otherwise known to BT), after giving effect to such purchase by BT or any of its Affiliates, would exceed the then existing Foreign Ownership Limitation, provided that BT shall be entitled to purchase additional Equity at such time that such purchase would not breach any then existing Foreign Ownership Restrictions or the provisions of this Agreement and, if BT is precluded hereby from purchasing additional Equity at such time that the Voting Securities beneficially owned by BT and its Affiliates represent in the aggregate less than 20% of all Voting Securities outstanding, then the Company shall consult in good faith with BT to consider reasonable alternatives to permit BT to purchase additional Equity up to 20% of all Voting Securities outstanding. BT shall provide the Company with written notice not less than two Business Days prior to any purchase of Equity from any Person other than the Company and the Company, if it responds to BT within two Business Days of receiving such notice, shall have the right to sell such Equity to BT directly before BT or any of its Affiliates purchases such Equity in the market or otherwise, at the price to be paid by BT or any of its Affiliates therefor in the market or otherwise.


SECTION 7.  STANDSTILL


     7.1. Restriction on Acquisition by BT of Company Securities. BT covenants and agrees with the Company that, from August 4, 1993, until the tenth anniversary of the Closing Date, neither BT nor any of its Affiliates will acquire directly or indirectly the beneficial ownership of any additional Equity of the Company such that the Voting Securities beneficially owned by BT and its Affiliates would represent in the aggregate more than 20% of all Voting Securities outstanding unless, and then only to the extent permitted by the then existing Foreign Ownership Limitation and any other Requirements of Law (other than such Requirements of Law the violation of which would not have an adverse effect on the Company), (i) there is a judicial determination (other than in an ex parte proceeding) that the Company has materially breached its obligations under either Section 9.4(a) (other than the Company's failure to have given timely any required notice thereunder, unless BT has been materially adversely affected by such failure) or Section 9.5, provided further that such restriction on acquisitions shall be reinstated (at the higher of (A) 20% or (B) one-tenth of one percent more than the percentage of all Voting Securities outstanding represented by Voting Securities beneficially owned by BT and its Affiliates at the time of such reinstatement) if such judicial determination is subsequently reversed, or (ii) there is a final non-appealable court order, judgment or decree declaring the Rights Plan or any successor plan thereto invalid and either (x) in connection therewith a third party not affiliated with BT or any of its Affiliates had commenced a bona fide tender offer or exchange offer, which was not induced directly or indirectly by BT or any of its Affiliates, for at least 20% of the outstanding shares of capital stock of the Company or (y) a third party not affiliated with BT or any of its Affiliates shall have acquired beneficial ownership of at least 10% of the outstanding shares of capital stock of the Company, which acquisition was not induced directly or indirectly by BT or any of its Affiliates, and shall have filed a Schedule 13D under the Exchange Act with the SEC that sets forth a present intent that is other than passive in all material respects, provided that an acquisition for investment purposes only shall be deemed passive, provided further that, if the foregoing tender offer or exchange offer referred to in clause (x) shall have been terminated without BT having made a bona fide Acquisition Proposal or if the foregoing third party referred to in clause (y) shall have reduced its beneficial ownership of the outstanding shares of capital stock of the Company to below 10% without BT having made a bona fide Acquisition Proposal, then the restrictions on acquisition set forth in this Section 7.1 shall be reinstated at the higher of (A) 20% or (B) one-tenth of one percent more than the percentage of all Voting Securities outstanding represented by Voting Securities beneficially owned by BT and its Affiliates at the time of such reinstatement. BT shall provide the Company with ten days' prior written notice of any alleged violation by the Company of its obligations under Section 9.4(a) or Section 9.5, specifying in reasonable detail the nature of BT's objections, and provide the Company an opportunity to cure such objections within such ten-day period prior to seeking the judicial determination described in clause (i) of the preceding sentence, provided that such violation is reasonably capable of being cured. If, after having followed such procedures, BT has applied for such a judicial determination, the Company shall reasonably cooperate with BT in seeking an expedited judicial resolution of the question of whether the Company has committed a violation described in such clause (i). Neither BT nor any of its Affiliates shall be deemed in violation of the foregoing 20% (or such higher percentage) limitation if their beneficial ownership of Voting Securities exceeds such limitation solely as a result of (x) an acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportionate number of Voting Securities beneficially owned by BT and its Affiliates in the aggregate to more than 20% (or such higher percentage) of the Voting Securities outstanding or (y) purchases of Voting Equity by BT under
Section 2 or 6 or pursuant to the exercise or conversion of such Voting Equity, provided that in each case such limitation shall be deemed crossed if BT or any of its Affiliates thereafter becomes the beneficial owner of any additional Voting Securities (other than pursuant to purchases of Voting Equity by BT under Section 2 or 6) unless upon the consummation of the acquisition of such additional Voting Securities BT and its Affiliates do not beneficially own in the aggregate more than 20% (or such higher percentage) of the Voting Securities outstanding.


     7.2. Restrictions on Permitted Acquisition. Notwithstanding anything to the contrary contained in Section 7.1, (a) if the restrictions on acquisition by BT and its Affiliates of additional Equity set forth in Section 7.1 are terminated pursuant to clause (ii) of the first sentence of Section 7.1 or clause (b) of this Section 7.2 and the third party referred to in such clause
(ii) or such clause (b) has commenced a tender offer or exchange offer for all of the outstanding Common Shares, then during the pendency of such tender offer or exchange offer BT and its Affiliates may only acquire any additional shares of Common Stock pursuant to a tender offer or exchange offer for all of the outstanding shares of Common Stock, and (b) if the Rights Plan (or the successor plan thereto) has been terminated or the Rights redeemed other than as contemplated in clause (ii)(x) of the first sentence of Section 7.1, then, following the commencement of a bona fide tender offer or exchange offer by a third party for at least the higher of 20% of the outstanding shares of capital stock of the Company or the then existing Outstanding Voting Interest, the obligations of BT and its Affiliates under Section 7.1 shall terminate upon the earlier of (A) such time as the Board of Directors of the Company resolves that a sale of the Company would be in the best interests of the stockholders of the Company or (B) such time as the Independent Directors, pursuant to a Determination of the Independent Directors, upon the advice of outside legal counsel and independent financial advisors, reasonably conclude in good faith, taking into account the conditions of such tender offer or exchange offer, that such offer will result in Common Shares being purchased or exchanged, as the case may be (without the extension of the scheduled expiration date and without giving effect to Common Shares that might be tendered by BT or any of its Affiliates), provided that the Independent Directors will undertake to consider such matter promptly following the request of BT.


     7.3. Other Restrictions. From the Closing Date until the tenth anniversary of the Closing Date, neither BT nor any of its Affiliates shall seek to have the Company waive, amend or modify any of the restrictions contained in this Agreement, the Certificate of Incorporation or the by-laws of the Company, make any Acquisition Proposal or proposal with respect to a Business Combination, take any initiatives involving the Company that would otherwise require the Company to make a public announcement, make any public comment or proposal with respect to any Acquisition Proposal, become a member of a "group" within the meaning of Section 13(d) of the Exchange Act (other than a group composed solely of BT and any of its wholly owned direct or indirect subsidiaries), enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing or otherwise seek to control or influence the Company, in all cases except as expressly contemplated by this Agreement, including, without limitation, in connection with a permitted transfer of the Equity held by BT or any of its Affiliates or in connection with BT's participation in the auction procedures set forth in Section 9.5, provided that, in the event the shares of Class A Common Stock have automatically converted into shares of Common Stock pursuant to section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in either section 4(b)(11)(vi)(D) or 4(b)(11)(vi)(F) of the Certificate of Incorporation (as amended by the Certificate of Amendment), then BT shall thereafter be entitled to make a tender offer or exchange offer for all the outstanding shares of Common Stock. The obligations of BT and its Affiliates under this Section 7.3 shall terminate at such time as the obligations of BT and its Affiliates under Section 7.1 terminate.


     7.4. Post-Standstill Period. (a) Following the expiration of the period ending on the tenth anniversary of the Closing Date (unless the restrictions set forth in Section 7.1 have been terminated pursuant to the provision of Section
7.1 or 7.2 and not reinstated prior to the tenth anniversary of the Closing Date due to the occurrence of one of the events described in the first sentence of
Section 7.1), then for as long as the Outstanding Interest is at least 10% BT covenants and agrees with the Company that:


          (i) Neither BT nor any of its Affiliates shall take any action or cause any action to be taken that could result in less than a majority of the directors of the Company being Independent Directors;


          (ii) Neither BT nor any of its Affiliates shall acquire the beneficial ownership of any Equity to the extent that, after such acquisition, BT and its Affiliates would beneficially own Voting Securities representing in excess of 35% of all Voting Securities outstanding (or 30% if Section 310(b) of the Communications Act has been repealed or otherwise would not in the reasonable judgment of BT affect in any material respect the consummation of an Acquisition Proposal by BT), except (A) pursuant to a Business Combination that has been approved pursuant to a Determination of the Independent Directors and by a majority of the stockholders other than BT and its Affiliates, (B) pursuant to a tender offer or exchange offer that has been recommended pursuant to a Determination of the Independent Directors and accepted by a majority of the stockholders other than BT and its Affiliates, provided that, in the event the shares of Class A Common Stock have automatically converted into shares of Common Stock pursuant to section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in either section 4(b)(11)(vi)(D) or 4(b)(11)(vi)(F) of the Certificate of Incorporation (as amended by the Certificate of Amendment), then this clause (B) shall be deemed satisfied if BT has consummated a tender offer or exchange offer for all outstanding Voting Securities, (C) pursuant to a transaction that occurs within one year of the date of termination of a tender offer or exchange offer by BT or any of its Affiliates that satisfied the requirements of clause (B), or (D) if prior to such acquisition BT and its Affiliates own at least 90% of each class of the outstanding capital stock of the Company, provided, that BT and its Affiliates shall not be deemed to beneficially own Voting Securities in excess of the applicable threshold percentage for purposes of this clause
     (ii) if their beneficial ownership of Voting Securities exceeds the applicable threshold solely as a result of an acquisition of Voting Securities by the Company that, by reducing the number of Voting Securities outstanding, increases the proportionate number of Voting Securities beneficially owned by BT and its Affiliates to more than the applicable threshold, provided that in each case such limitation shall be deemed crossed if BT or any of its Affiliates thereafter becomes the beneficial owner of any additional Voting Securities unless upon the consummation of the acquisition of additional Voting Securities BT and its Affiliates do not beneficially own in the aggregate more than the applicable percentage.


          (iii) Neither BT nor any of its Affiliates shall take any action that could result in the Company, directly or indirectly, engaging in any of the following actions without the approval of a majority of the Independent
     Directors:

             (A) The acquisition or redemption of capital stock of the Company during any one-year period in excess of 1% of the shares of capital stock outstanding at the beginning of such one-year period;

             (B) The acquisition or redemption of any Equity beneficially owned by BT and its Affiliates, other than as expressly permitted in this Agreement;

             (C) The issuance or transfer of any Equity to BT or any of its Affiliates, other than as expressly permitted in this Agreement;

             (D) A sale, lease, exchange, pledge, transfer or other disposition (in one transaction or a series of transactions) in which BT or any of its Affiliates has a material interest or a loan, advance, guarantee, pledge or other arrangement in which BT or any of its Affiliates would receive, directly or indirectly, a financial benefit, other than, in each case, only to the extent of its proportionate interest as a stockholder or to the extent expressly permitted in this Agreement;

             (E) The redemption of the Rights; or

             (F) Any amendment of, or waiver under, any agreement between BT or any of its Affiliates, on the one hand, and the Company or any of its Affiliates, on the other hand, including, without limitation, this Agreement, or any amendment of the Certificate of Incorporation or the by-laws of the Company.

     The foregoing restrictions shall not apply, however, to the extent that the Company engages in the actions described in clauses (A) through (C) pursuant to a transaction in which all stockholders are participating in proportion to their interests as stockholders.

     (b) The obligations of BT, if any, set forth in clauses (i) and (ii) of
Section 7.4(a) shall terminate in the event that there is a final non-appealable court order, judgment or decree declaring the Rights Plan or any successor plan thereto invalid and either (x) in connection therewith a third party not affiliated with BT or any of its Affiliates had commenced a bona fide tender offer or exchange offer, which was not induced directly or indirectly by BT or any of its Affiliates, for at least 30% of the outstanding shares of capital stock of the Company (or 35% if Section 310(b) of the Communications Act has been repealed or otherwise would not in the reasonable judgment of BT affect in any material respect the consummation of an Acquisition Proposal by BT) or (y) a third party not affiliated with BT or any of its Affiliates shall have acquired beneficial ownership of at least 20% of the outstanding shares of capital stock of the Company, which acquisition was not induced directly or indirectly by BT or any of its Affiliates, and shall have filed a Schedule 13D under the Exchange Act with the SEC that sets forth a present intent that is other than passive in all material respects, provided that an acquisition for investment purposes only shall be deemed passive, provided further that, if the foregoing tender offer or exchange offer referred to in clause (x) shall have been terminated without BT having made a bona fide Acquisition Proposal or if the foregoing third party referred to in clause (y) shall have reduced its beneficial ownership of the outstanding shares of capital stock to below 20%, then the provisions of clauses
(i) and (ii) of Section 7.4(a) shall be reinstated.


     (c) Notwithstanding anything to the contrary contained in Section 7.4(a),
(a) if the obligations of BT set forth in clauses (i) and (ii) of Section 7.4(a), if any, shall terminate pursuant to clause (x) of the first sentence of
Section 7.4(b) or clause (b) of this sentence and the third party referred to in such clause (x) or such clause (b) has commenced a tender offer or exchange offer for all of the outstanding Common Shares, then during the pendency of such tender offer BT and its Affiliates may only acquire additional shares of Common Stock pursuant to a tender offer or exchange offer for all of the outstanding shares of Common Stock, and (b) if the Rights Plan (or the successor plan thereto) has been terminated or the Rights redeemed other than as contemplated in clause (x) of the first sentence of Section 7.4(b), then upon the commencement of a bona fide tender offer or exchange offer by a third party not affiliated with BT or any of its Affiliates, which was not induced directly or indirectly by BT or any of its Affiliates, for at least 30% (or 35% if Section 310(b) of the Communications Act has been repealed or otherwise would not in the reasonable judgment of BT affect in any material respect the consummation of an Acquisition Proposal by BT) of the outstanding shares of capital stock of the Company, the obligations of BT set forth in clauses (i) and (ii) of Section 7.4(a) shall terminate following the earlier of (A) such time as the Board of Directors of the Company resolves that a sale of the Company would be in the best interests of the stockholders of the Company or (B) such time as the Independent Directors, pursuant to a Determination of the Independent Directors, upon the advice of outside legal counsel and independent financial advisors, reasonably conclude in good faith, taking into account the conditions of such tender offer or exchange offer, that such offer will result in Common Shares being purchased or exchanged, as the case may be (without the extension of the scheduled expiration date and without giving effect to Common Shares that might be tendered by BT or any of its

Affiliates), provided that the Independent Directors will undertake to consider such matter promptly following the request of BT.

SECTION 8.  COVENANTS OF BT AND THE COMPANY


     8.1. Antitrust Filings. The Company and BT agree to make all necessary filings in connection with the Transactions under the HSR Act, the Fair Trading Act 1973, the RTPA, the Merger Control Regulation or the provisions of Council Regulation 17/62 as promptly as practicable after August 4, 1993, and to use their best efforts to furnish or cause to be furnished, as promptly as practicable, all information and documents requested under each of such laws and shall otherwise cooperate with the applicable Governmental Authority in order to obtain any required regulatory approvals in as expeditious a manner as possible.


     8.2. Compliance with Antitrust or Competition Laws, Exon-Florio and the Communications Act. Each of the Company and BT shall use its best efforts to resolve such objections, if any, as the Antitrust Division, the FTC, the EC Commission, the Office of Fair Trading, the Secretary of State for Trade and Industry, the Monopolies and Mergers Commission, CFIUS or the FCC may assert with respect to this Agreement and the transactions contemplated herein under applicable antitrust or competition laws, Exon-Florio or the Communications Act, respectively. In the event that a suit is instituted by any Person or Governmental Authority challenging this Agreement and the transactions contemplated herein as violative of applicable antitrust or competition laws or the Communications Act, each of the Company and BT shall use its best efforts to resist or resolve such suit. Notwithstanding the foregoing, (i) in connection with any such objections of, or suit instituted by, the Antitrust Division, the FTC, the EC Commission, the Office of Fair Trading, the Secretary of State for Trade and Industry or the Monopolies and Mergers Commission, or the FCC, neither BT nor the Company shall be required to provide any undertakings or comply with any condition that, in their respective reasonable opinion, would materially diminish, taken as a whole, BT's or the Company's, respectively, rights or protections (with respect to its investment, in the case of BT) under this Agreement, the Certificate of Amendment and the By-Law Amendments or materially and adversely affect their business taken as a whole, provided that the protections provided to BT under Section 9.12(c) shall be deemed not to be material to BT for purposes hereof and Section 11.3.


     8.3. Public Announcements. BT and the Company will agree upon the timing and content of the initial press release to be issued relating to the execution of the definitive agreements with respect to the Transactions, and will not make any public announcement thereof prior to reaching such agreement unless required to do so by applicable Requirement of Law or the rules of the NASDAQ Stock Market. To the extent reasonably requested by either party, each party will thereafter consult with and provide reasonable cooperation to the other in connection with the issuance of further press releases or other public documents describing the Transactions.


     8.4. Further Assurances. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby, including, without limitation, making application as soon as practicable hereafter for all consents and approvals required in connection with the Transactions and diligently pursuing the receipt of such consents and approvals in good faith thereafter.


     8.5. Cooperation. The Company and BT each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or the rules of the NASDAQ Stock Market in connection with the transactions contemplated herein and, subject to the provisions of Section 8.2, to use their respective good faith efforts jointly to agree on a method to overcome any objections by any Governmental Authority to any such transactions. If the condition set forth in Section 12.7 cannot be satisfied, the Company and BT each agree to consult in good faith with respect to alternative agreements that would provide each of the parties with the rights provided to such party herein and in the Certificate of Amendment and the By-Law Amendments.


     8.6. Exon-Florio. The Company and BT agree to file voluntary notification under Exon-Florio and to use their best efforts to furnish or cause to be furnished, as promptly as practicable, all information and documents necessary for such voluntary notification and all further information and documents requested pursuant to Exon-Florio.


     8.7. Agreements With Respect to AAP, Clear and Belize. (a) Following August 4, 1993, the Company and BT will negotiate in good faith with respect to, and will use commercially reasonable efforts to enter into, agreements, on terms mutually acceptable, pursuant to which BT (or an Affiliate thereof) will acquire the equity interest of the Company (or an Affiliate thereof) in AAP Telecommunications Pty Ltd, a corporation organized under the laws of Australia, and the equity interest of the Company (or an Affiliate thereof) in Clear Communications Limited, a corporation organized under the laws of New Zealand, provided that the execution of such agreements shall not be a condition to the Closing.



     (b) Following August 4, 1993, the Company and BT will negotiate in good faith with respect to, and will use commercially reasonably efforts to enter into, an agreement, on terms mutually acceptable, pursuant to which the Company (or an Affiliate thereof) will acquire the equity interest of BT (or an Affiliate thereof) in Belize Telecommunications Limited, a corporation organized under the laws of Belize, provided that the execution of such agreements shall not be a condition to the Closing.


SECTION 9.  COVENANTS OF THE COMPANY

     9.1.  Pre-Closing Covenants.

     (a) Access to Information. From the date of this Agreement until the Closing, the Company will, and will cause its Subsidiaries and its and their directors, officers, employees and agents to, afford to BT and its advisors, officers, employees and agents reasonable access at all reasonable times to its officers, employees, agents, properties, books, records and contracts and will furnish to BT and its advisors all financial, operating and other data and information as BT or its advisors may reasonably request in connection with the transactions contemplated herein, unless and to the extent that, in connection with a federal government contract, an agency of the federal government or a contractor requires the Company or any Subsidiary to restrict access to any properties or information reasonably related to such contract on the basis of applicable laws and regulations with respect to national security matters and unless and to the extent that other Requirements of Law require the Company to restrict access to any properties or information. BT will cause any information received in connection with the Transactions to be held in confidence in accordance with and subject to the terms of the Confidentiality Agreement previously entered into between BT and the Company.


     (b) Conduct of the Business. During the period from August 4, 1993 to the Closing Date, the Company will, and will cause its Subsidiaries to, conduct their respective businesses in the ordinary and normal course thereof, except as otherwise contemplated or permitted by this Agreement, the Newco Agreement, the BT North America Agreement or the other agreements contemplated hereby and thereby, provided that any transaction that would not require the consent or affirmative vote of the holders of Class A Common Stock, voting separately as a class, following the Closing shall be deemed to be in the ordinary course for purposes of this Agreement, provided, however, that, notwithstanding the foregoing, the Company shall consult with BT in good faith prior to undertaking any action that could reasonably be viewed as outside the ordinary course.



     (c) No Shopping. From August 4, 1993 until the Closing Date, the Company agrees that neither the Company nor any of its Subsidiaries nor any of the respective officers and directors of the Company or any of its Subsidiaries shall, and the Company shall direct and use its best efforts to cause its employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by the Company or any of its Subsidiaries) not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any Acquisition Proposal or, except to the extent legally required for the discharge by the Board of Directors of the Company of its fiduciary duties or to comply with requirements of Rule 14e-2 under the Exchange Act with regard to a tender offer or exchange offer, engage in any negotiations concerning or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. The Company will notify BT immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, the Company, or if the Board of Directors of the Company has undertaken to engage in any negotiations concerning or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal.


     (d) Stockholders' Meeting. (i) Subject to Section 9.1(d)(ii), as promptly as reasonably practicable after August 4, 1993, the Company shall prepare and file with the SEC pursuant to the Exchange Act and, as promptly as practicable after the receipt of comments from the SEC staff with respect thereto and to any required or appropriate amendments thereto, shall mail to the stockholders entitled to vote thereon a proxy statement (as amended or supplemented, the "Proxy Statement") in connection with the Stockholders' Meeting to consider proposals (the "Proposals") concerning (x) the approval of this Agreement and the transactions contemplated herein, including, without limitation, the issuance and sale of the Shares, (y) the adoption of the Certificate of Amendment (provided that, at the election of the Company, the Board of Directors also may approve and submit to the stockholders of the Company a separate amendment to the Certificate of Incorporation, to be effective immediately following the Stockholders' Meeting and until the filing of the Certificate of Amendment, containing a provision for redemption of the Common Stock, similar in concept and objective to the Redemption Provision, to be applicable during such interim period) and (z) the approval of the adoption by the Board of Directors of the Company of the Rights Plan. The Proxy Statement shall contain the recommendation of the Board of Directors of the Company that the stockholders approve the Proposals, unless otherwise legally required for the discharge by the Board of Directors of its fiduciary duties. The Company shall notify BT promptly of the receipt by it of any comments from the SEC or its staff and of any request by the SEC for amendments or supplements to the Proxy Statement or for additional information and will supply BT with copies of all correspondence between the Company and its representatives, on the one hand, and the SEC or the members of its staff or any other governmental officials, on the other hand, with respect to the Proxy Statement.


         (ii) The Company will take, in accordance with applicable law, the Certificate of Incorporation and its by-laws, all action necessary to convene as soon as reasonably practicable a meeting of its stockholders entitled to vote thereon to consider and vote upon the Proposals (the "Stockholders' Meeting").

        (iii) The Proxy Statement, as of the date thereof and as of the date of Stockholders' Meeting, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they will be made, not misleading, provided, however, that the foregoing shall not apply to any investment bank's fairness opinion included therein or to the extent that any such untrue statement of a material fact or omission to state a material fact was made by the Company in reliance upon and in conformity with written information concerning BT furnished to the Company by BT specifically for use in the Proxy Statement. The Proxy Statement shall not be filed, and no amendment or supplement to the Proxy Statement will be made, by the Company without consultation with BT and its counsel.

         (iv) The Company shall promptly advise BT if the Board of Directors of the Company determines to withdraw or modify in a manner adverse to BT its recommendation to approve the Proposals.


     (e) Charter and By-Law Amendments. On or before the Closing Date, following the approval of the Proposals by the stockholders of the Company at the Stockholders' Meeting, the Company will cause the Certificate of Amendment, substantially in the form of Exhibit A attached hereto, to be filed with the Secretary of State of the State of Delaware, and the Board of Directors of the Company will cause the amendments to the by-laws of the Company, substantially in the form of Exhibit B attached hereto (the "By-Law Amendments"), and the Rights Plan, substantially in the form of Exhibit C hereto, to be adopted; provided, however, that nothing contained in this Agreement shall require such Certificate of Amendment to be filed on behalf of or by the Company or such amendments to the by-laws or such Rights Plan to be adopted by the Board of Directors of the Company prior to the time that all conditions set forth in Sections 11 and 12 (other than those related to such filing or such adoptions) have been satisfied or waived. The Company covenants and agrees that, on or before the Closing Date, it shall not cause any amendment to be made to the Certificate of Incorporation other than the amendments set forth in the Certificate of the Amendment and the additional amendment described in clause
(y) of the first sentence of Section 9.1(d)(i) and the Board of Directors of the Company shall not cause any amendments to be made to the by-laws of the Company other than the By-Law Amendments, in either case without the prior consent of BT.

     (f) Observer. From August 4, 1993 until the Closing, the Company agrees that BT shall be entitled to designate an observer to attend meetings of the Board of Directors of the Company; provided, however, that such observer shall be excluded from such meetings at all times during which the Board of Directors is discussing or considering any of the Transactions or any matter related thereto, any transaction competing with or in the alternative to the Transactions, and any other matter for which the attendance of such observer would not be in the best interests of the stockholders as determined by the Chairman of the Board. The Company shall provide such observer with the same notice of meetings of the Board of Directors of the Company as that provided to directors.



     (g) Issuances of Derivative Securities. The Company covenants and agrees that from August 4, 1993, until the Closing Date it will not issue any options, warrants, rights or other securities convertible into or exercisable for shares of Common Stock (other than (w) pursuant to the terms of the Preferred Stock, (x) grants or issuances pursuant to Employee Stock Plans, (y) the reissuance of Voting Securities purchased by the Company subsequent to August 4, 1993, or (z) pursuant to this Agreement) in excess of 10% of the aggregate number of shares of Common Stock outstanding as of August 4, 1993, calculated after giving effect to any such issuance.



     9.2. Repurchases. If any shares of Common Stock are issued by the Company between July 28, 1993 and the Closing (other than shares of Common Stock described in Section 2.1(b) or 2.1(d) issued pursuant to the exercise of Existing Options or the reissuance of shares of Common Stock purchased by the Company subsequent to July 28, 1993), the Company will, to the extent legally permissible, use its best efforts to repurchase a number of shares of Common Stock equal to the number of such shares issued between July 28, 1993 and the Closing (to the extent that such issuances exceed the number of shares of Common Stock otherwise repurchased during such period) as soon as reasonably practicable following the Closing; provided, that such repurchases shall be made only to the extent that the Company reasonably believes that they will not have a material effect on the market price of the Common Stock.



     9.3. Access to Information. After the Closing and for so long as (i) the Outstanding Interest is at least 10% and (ii) neither (x) any of the Newco Triggering Events has occurred nor (y) the shares of Class A Common Stock shall have automatically converted into shares of Common Stock pursuant to section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in section 4(b)(11)(vi)(E) of the Certificate of Incorporation (as amended by the Certificate of Amendment), the Company will permit representatives of BT at their expense to visit and inspect all properties, books and records of the Company and its subsidiaries and to discuss the affairs, finances and accounts of the Company with the principal officers of the Company, its attorneys and auditors, all at such reasonable times and as often as may reasonably be requested in order to enable BT to reasonably monitor its investment in the Company, and, to the extent applicable, to provide such other access and information as may be reasonably required to enable BT to account for its investment in the Company on the equity method and otherwise to comply with applicable requirements of U.S. and U.K. securities laws, generally accepted accounting principles and requirements of governmental authorities, subject to reasonable and appropriate confidentiality agreements pursuant to which any such information received or otherwise obtained shall be held in confidence and subject to the terms of any confidentiality agreements with third parties to which the Company or any of its Subsidiaries is subject, unless and to the extent that, in connection with a federal government contract, an agency of the federal government or a contractor requires the Company or any of its Subsidiaries to restrict access to any properties or information reasonably related to such contract on the basis of applicable laws and regulations with respect to national security matters and unless and to the extent that other Requirements of Law require the Company to restrict access to any properties or information.


     9.4. No Shopping. (a) From the Closing until the seventh anniversary of the Closing Date so long as any shares of Class A Common Stock remain outstanding, the Company agrees that neither the Company nor any of its Subsidiaries nor any of the respective officers and directors of the Company or any of its Subsidiaries shall, and the Company shall direct and use its best efforts to cause its employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by the Company or any of its Subsidiaries) not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any Acquisition Proposal or, except to the extent legally required for the discharge by the Board of Directors of the Company of its fiduciary duties or to comply with the requirements of Rule 14e-2 under the Exchange Act with regard to a tender offer or exchange offer, engage in any negotiations concerning or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. The Company will notify BT immediately if any such inquiries or proposals are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with, the Company, or if the Board of Directors of the Company shall have determined that in order to discharge the Board of Directors' fiduciary duties the Company is engaging in any negotiations concerning or providing any confidential information or data to, or having any discussions with, any Person relating to an Acquisition Proposal.


     (b) From and after the expiration of the period described in Section 9.4(a) until the tenth anniversary of the Closing Date so long as any shares of Class A Common Stock remain outstanding, the Company will provide BT with at least 60 days prior written notice if at any time during such period the Board of Directors of the Company decides to initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any Acquisition Proposal or to engage in any negotiations concerning or provide any confidential information or data to, or have any discussions with, any Person relating to an Acquisition Proposal, provided that if the Board of Directors of the Company shall have determined to engage in any such actions in response to an unsolicited Acquisition Proposal by a third party in order to discharge the Board of Directors' fiduciary duty, then the Company shall be relieved from the 60-day notice period and such notice shall be provided to BT as soon as reasonably practicable following such determination.


     (c) If the Company delivers a Sale Notice to BT in accordance with the provisions of Section 9.5(a), then the provisions of this Section 9.4 and
Section 9.5(d) shall be void and of no further force and effect and all further obligations of the Company and its officers, directors, employees, agents and representatives under this Section 9.4 shall terminate without further liability.



     9.5. Business Combinations. (a) Auction Period. From and including the fourth anniversary of the Closing Date until the tenth anniversary of the Closing Date so long as any shares of Class A Common Stock remain outstanding, if the Board of Directors of the Company decides to sell the Company (including any such decision by the Board of Directors to sell the Company that is made prior to the fourth anniversary of the Closing Date if such sale is reasonably expected to be effected subsequent to such fourth anniversary), whether pursuant to a third party tender offer or exchange offer or a Business Combination, then the Company shall give BT written notice of such decision (the "Sale Notice") and shall follow the auction procedures specified in Section 9.5(c) if the Board of Directors of BT, within ten Business Days thereafter (30 days if Section 310(b) of the Communications Act has not been repealed, unless an unsolicited tender offer or exchange offer has been commenced), provides the Board of Directors of the Company written notice of a good faith intention to submit a bona fide Acquisition Proposal for all the outstanding Voting Securities, provided that the Company shall be under no obligation hereunder to sell the Company and may terminate such auction at any time. If, following the conclusion or termination of such auction procedures, the Board of Directors of the Company abandons its effort to sell the Company, then at such time the provisions of
Section 9.4 shall be reinstated.



     (b) From and including the fourth anniversary of the Closing Date until the tenth anniversary of the Closing Date so long as any shares of Class A Common Stock remain outstanding, the Company shall not, without the consent of BT, redeem the Rights or agree to or effect any Business Combination, except such consent shall not be required in connection with an Acquisition Proposal for all of the outstanding shares of Common Stock (and all shares of Common Stock issuable upon the conversion of the outstanding shares of Class A Common Stock) in which all stockholders are permitted to participate on an equal basis, provided that the Company has not breached in any material respect its obligations under Section 9.5(c).


     (c) Auction Procedures. Except as otherwise provided in Section 9.5(a), unless otherwise consented to by BT any sale of the Company described in Section 9.5(a) shall be pursuant to an auction upon commercially reasonable terms as established by a Determination of the Independent Directors, provided that at BT's request the Independent Directors or the investment bankers designated by the Independent Directors shall discuss with investment bankers designated by BT the procedures to be followed in such auction. The time between the commencement of the auction and the execution of a definitive agreement for such sale of the Company shall be at least six months, provided that if Section 310(b) of the Communications Act has been repealed or otherwise would not in the reasonable judgment of BT affect in any material respect the consummation of an Acquisition Proposal by BT, such minimum time period shall be reduced to 21 Business Days. The time between BT's receipt of the Sale Notice and the execution of such definitive agreement shall be at least seven months, provided that if Section 310(b) of the Communications Act has been repealed or otherwise would not the reasonable judgment of BT affect in any material respect the consummation of an Acquisition Proposal by BT, such minimum time period shall be reduced to 30 Business Days. If Section 310(b) of the Communications Act remains in effect, then in connection with any such auction, the Company shall use its best efforts to assist BT in obtaining approval from the FCC to consummate an Acquisition Proposal. Notwithstanding the foregoing, the Company shall have no obligation hereunder to be subject to the foregoing auction procedures (x) if the Company delivers to BT a notice setting forth the terms and conditions of a definitive agreement or a bona fide letter of intent providing for a Business Combination that the Company is prepared to execute with a third party and (A) BT fails within 15 Business Days thereafter to deliver to the Company a resolution of the Board of Directors of BT setting forth its good faith intention, subject to the restrictions set forth in Section 310(b) of the Communications Act, to submit a bona fide Acquisition Proposal containing a per share financial consideration to be received by the stockholders of the Company that, upon the reasonable advice of BT's financial advisor, exceeds the per share consideration offered by such third party and (B) following such failure to deliver such resolution, there is a Determination of the Independent Directors that continuing the auction would not be in the best interests of the stockholders of the Company, provided that the provisions of this Section 9.5 shall be reinstated in the event that the Company fails to execute such agreement or fails to consummate such Business Combination, or (y) following such time as the Independent Directors are advised in writing by FCC counsel selected by the Independent Directors (which shall not be FCC counsel that advised the Company in connection with effecting the transactions contemplated herein) that such counsel believes that BT's request to obtain approval from the FCC to consummate an Acquisition Proposal will not be granted in light of the then current regulatory, competitive and political environment, and believes such failure to obtain such FCC approval would not be overturned by a court of competent jurisdiction, and, on the basis of such written advice, there is a Determination of the Independent Directors that no good faith purpose could reasonably be served by providing BT with a continued opportunity to seek such approval to purchase the Company.


     (d) Third Party Tender Offers. From the Closing Date until the fourth anniversary of the Closing Date, so long as any shares of Class A Common Stock remain outstanding, the Board of Directors of the Company shall not, without the consent of BT, except to the extent legally required for the discharge by the Board of Directors of the Company of its fiduciary duties or to comply with requirements of Rule 14e-2 under the Exchange Act with regard to a tender offer or exchange offer, recommend acceptance of any third party tender offer. From and including the fourth anniversary of the Closing Date until the tenth anniversary of the Closing Date so long as any shares of Class A Common Stock remain outstanding, the Board of Directors of the Company shall not, without the consent of BT, except to the extent legally required for the discharge by the Board of Directors of the Company of its fiduciary duties or to comply with requirements of Rule 14e-2 under the Exchange Act with regard to a tender offer or exchange offer, recommend acceptance of any third party tender offer, except in connection with an Acquisition Proposal for all of the outstanding shares of Common Stock (and all shares of Common Stock issuable upon the conversion of the outstanding shares of Class A Common Stock) in which all stockholders are permitted to participate on an equal basis, provided that the Company has not breached in any material respect its obligations under Section 9.5(c).



     (e) Tag-Along Rights. The Board of Directors of the Company will not approve any transaction that otherwise requires the approval of the Board of Directors in which any stockholder may sell its shares of capital stock of the Company unless BT and its Affiliates are provided the same right to sell in such transaction, subject to the receipt of all necessary consents and approvals, all of their shares of capital stock of the Company for the same price and upon the same terms and conditions applicable to such holder or holders of capital stock generally.

     (f) Waiver. BT acknowledges that the procedures and provisions set forth in this Section 9.5 have been bargained for by the parties and provide BT with valuable rights. In consideration thereof, BT hereby waives on behalf of itself and each of its Affiliates, and agrees that neither it nor any Affiliate shall hereafter exercise, any dissenters', appraisal or comparable rights that may be available to it at law or in equity in connection with any sale of the Company conducted in accordance with the provisions of this Section 9.5 for so long as such provisions are effective as stated herein.


     9.6. Core Business of the Company. So long as shares of Class A Common Stock remain outstanding, in the event that (i) the Company acquires any businesses or assets or investments in a Non-Core Business in the course of a bona fide transaction the principal purpose of which is the acquisition of a Core Business and (ii) such acquisition or investment was not subject to the consent or affirmative vote of the holders of Class A Common Stock, voting as a separate class, as provided in the Certificate of Incorporation (as amended by the Certificate of Amendment), unless BT otherwise consents, the Company shall dispose of a portion of any such Non-Core Business to the extent that the portion of the cost of such acquisition or investment allocable to such Non-Core Business exceeds 5% of the Market Capitalization of the Company at the time of such acquisition or investment as promptly as practicable consistent with good commercial practices in light of industry customs.


     9.7.  Board of Directors.  From the Closing Date and thereafter so long as
(i) the Outstanding Interest is at least 10%, (ii) neither (x) any of the Newco Triggering Events shall have occurred nor (y) the shares of Class A Common Stock shall have automatically converted into shares of Common Stock pursuant to section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in section 4(b)(11)(vi)(E) of the Certificate of Incorporation (as amended by the Certificate of Amendment) and (iii) BT has not materially breached, or ceased to be subject to (other than as provided under the terms of this Agreement), its obligations under Section 7.4(a)(i) or 10.3:

          (a) The Board of Directors shall not take any action that would cause the number of directors of the Company (including the Class A Directors, if any) to be other than 15, unless BT consents thereto.

          (b) In connection with each election of directors of the Company, the Board of Directors of the Company will nominate in accordance with the Company's procedures for the nomination of directors as provided in its by-laws, and to the extent permissible in accordance with applicable legal requirements, individuals as follows:


             (i) Independent Directors. A majority of the directors of the Company so nominated will be individuals who satisfy the criteria set forth below (the "Independent Directors") and who shall for each election held after the Closing Date be nominated by a nominating committee of the Board of Directors of the Company (the "Nominating Committee") established to determine whether prospective nominees meet the criteria set forth below. The Nominating Committee shall be comprised of the Chief Executive Officer of the Company (who shall act as chairman of such committee) and at least four other directors, each of whom shall be an Independent Director. Independent Directors are directors who, and future qualified nominees shall each be, a person who is a U.S. citizen and:


                (v) is free from any relationship that, in the opinion of the Nominating Committee, would interfere with the exercise of independent judgment as a member of the Board of Directors of the Company,

                (w) is not an Affiliate of the Company or BT or an officer of the Company or any of its Subsidiaries or an officer or director of BT or any of its Subsidiaries,

                (x) is not a former officer of the Company, BT or any of their respective Subsidiaries who is receiving a pension or deferred compensation payments from any such entity,

                (y) does not, in addition to such person's role as a director of the Company, also act on a regular basis as an individual or representative of an organization serving as a professional advisor, legal counsel or consultant to management of the Company or BT or any of their respective Subsidiaries if, in the opinion of the Nominating Committee, such relationship is material to the Company, BT, the organization represented or such person and

                (z) does not represent, and is not a member of the immediate family of a person who does not satisfy the requirements of clauses
           (v), (w), (x) or (y) above.

             A person who has been or is a partner, officer or director of an organization that has customary commercial, industrial, banking or underwriting relationships with the Company, BT or any of their respective Subsidiaries that are carried on in the ordinary course of business on an arms'-length basis and who otherwise satisfies the requirements of clauses (v) through (z) above may qualify as an Independent Director unless, in the opinion of the Nominating Committee, such person is not independent of the management of the Company or BT or any of their respective Subsidiaries or the relationship would interfere with the exercise of independent judgment as a member of the Board of Directors of the Company. A person who otherwise satisfies the requirements of clauses (v) through (z) above and who, in addition to fulfilling the customary director's role, also provides additional services directly for the Board of Directors of the Company and is separately compensated therefor, would nonetheless qualify as an Independent Director.

             The Nominating Committee shall provide BT with the opportunity to interview the proposed nominee and the right to advise the Nominating Committee as to whether BT believes that any person proposed as an Independent Director lacks one or more of the qualifications referred to in the foregoing list, and the Nominating Committee shall in good faith consider such advice. To effectuate the foregoing, the Nominating Committee shall advise BT of the proposed nomination of each Independent Director at least 20 Business Days prior to the nomination thereof, together with information in reasonable detail as to the identity and background of such person.


             Notwithstanding anything to the contrary contained in this Section 9.7(b)(i), each director of the Company as of August 4, 1993, who is not an executive officer of the Company shall be deemed to be an Independent Director for purposes of this Agreement.



             (ii) Other Directors. There shall be no restrictions on the remaining nominees (other than the BT Nominees) for election as director other than that such nominees (other than the BT Nominees and nominees for Class A Director) be U.S. citizens and other than as may be provided by the by-laws of the Company and applicable law.



          (c) If no shares of Class A Common Stock are outstanding, BT shall have the right to designate that number of qualified nominees (the "BT Nominees") in connection with each election of directors of the Company that is equal to the product (rounded to the nearest whole number if such product is not a whole number), of (x) the Outstanding Voting Interest times (y) the number of directors to be elected at such election, provided that, at any time that the Outstanding Voting Interest is from and including 15% to and including 20%, then in calculating such number of nominees the multiplier set forth in clause (x) shall be deemed to be 20% in lieu of the then Outstanding Voting Interest, provided further that BT shall have no right to designate any nominee such that, if such nominee were elected, designees of BT serving on the Board of Directors of the Company would constitute more than that number of directors that is equal to the product (rounded to the nearest whole number if such product is not a whole number), of (x) the Outstanding Voting Interest (or 20% as set forth in the preceding proviso) times (y) the number of directors then constituting the whole Board of Directors, and provided further that while
     Section 310(b) of the Communications Act remains in effect, under no circumstances shall BT or any of its Affiliates have the right to designate nominees such that designees of BT would constitute more than the maximum percentage of the total directors of the Company permitted under such
     Section 310(b) and under no circumstances shall the number of designees of BT serving on the Board of Directors of the Company be more than the maximum percentage of the total directors of the Company permitted under such Section 310(b). If the outstanding shares of Class A Common Stock shall have converted into shares of Common Stock pursuant to section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in section 4(b)(11)(vi)(B) of the Certificate of Incorporation (as amended by the Certificate of Amendment), then immediately following such conversion BT shall have the right to designate that number of qualified BT Nominees to fill that number of the vacancies on the Board of Directors of the Company thereby created that is equal to the product (rounded to the nearest whole number if such product is not a whole number), of (x) the Outstanding Voting Interest (or 20% as set forth above) times (y) 15 or such other total number of directors to which BT shall have consented pursuant to Section 9.7(a). In case of any vacancy occurring among the BT Nominees serving on the Board of Directors (unless such vacancy results from action taken in accordance with the last sentence of this Section 9.7(c)), BT shall have the right to designate a qualified BT Nominee for appointment as a successor to hold office for the unexpired term of the BT Nominee whose place shall be vacant. If (i) the Outstanding Interest is no longer at least 10% or (ii) either (x) any of the Newco Triggering Events shall have occurred or (y) the shares of Class A Common Stock shall have automatically converted into shares of Common Stock pursuant to section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in section 4(b)(11)(vi)(E) of the Certificate of Incorporation (as amended by the Certificate of Amendment), then, subject to the provisions of Section 9.11, BT shall cause its designees on the Board of Directors of the Company to resign.



          (d) Each committee of the Board of Directors of the Company (other than the Nominating Committee) shall, subject to any requirements under the Exchange Act or applicable to securities, or the issuance of securities, traded on the NASDAQ Stock Market or Requirements of Law, include (x) if shares of Class A Common Stock remain outstanding, a number of Class A Directors (rounded to the nearest whole number, but in no event less than one such Class A Director) equivalent to the proportion of Class A Directors then serving on the whole Board of Directors or (y) at such time that no shares of Class A Common Stock remain outstanding but BT has the right to designate at least one director under Section 9.7(c), a number of BT Nominees (rounded to the nearest whole number, but in no event less than one such BT Nominee) equivalent to the proportion of BT Nominees then serving on the whole Board of Directors. Subject to the foregoing, the board of directors shall have the power at any time to fill vacancies in, to change the membership of or to discharge any committee.


          (e) The Board of Directors of the Company shall follow the following procedures:

             (i) Meetings. The Board of Directors shall hold at least six regularly scheduled meetings per year at such times as may from time to time be fixed by resolution of the Board of Directors, and no notice (other than the resolution) need be given as to a regularly scheduled meeting. Special meetings of the Board of Directors may be held at any time upon the call of the Chairman of the Board or at least two directors, by oral, telephonic, telegraphic or facsimile notice duly given or sent at least one hour, or by written notice sent by express mail at least one day, before the meeting to each director, provided that all such notices to directors located outside the United States shall be given or sent orally or by telephone, telegraph or facsimile transmission. Reasonable efforts shall be made to ensure that each director actually receives timely notice of any such special meeting. An annual meeting of the Board of Directors shall be held without notice immediately following the annual meeting of stockholders of the Company.

             (ii) Agenda. A reasonably detailed agenda shall be supplied to each director reasonably in advance of each meeting of the Board of Directors, together with other appropriate documentation with respect to agenda items calling for Board action, to inform adequately directors regarding matters to come before the Board. Any director wishing to place a matter on the agenda for any meeting of the Board of Directors may do so by communicating with the Chairman of the Board sufficiently in advance of the meeting of the Board of Directors so as to permit timely dissemination to all directors of information with respect to the agenda items.

             (iii) Powers of the Board. The Board of Directors shall reserve to itself the power to approve transactions that are of a type customarily subject to board approval as a matter of good corporate practice for public companies in the United States, and shall not delegate to any committee of the Board or to any officers of the Company the authority to conduct business in any manner that would circumvent, or deprive BT or any of its Affiliates of the protection of, this Agreement. In no event will the Board establish an executive committee, or any committee performing functions comparable to those customarily performed by executive committees of boards of directors of public companies in the United States, without the prior consent of BT. All committees of the Board will report to and be accountable to the Board. The Board of Directors shall establish, in cooperation with the Chief Executive Officer of the Company, a schedule for Board of Directors' review or action, as appropriate, with respect to matters which shall typically come before the Board of Directors, including, but not limited to:

                    (1) Annual business plans (including capital expenditures
                        and operating budgets);

                    (2) Major collaborative arrangements with third parties not in the ordinary and normal course of business as theretofore conducted; and

                    (3) Appointments of officers.

             (iv) Security Clearance. To the extent that, in connection with a federal government contract, an agency of the federal government or a contractor requires the Company to restrict access to any properties or information reasonably related to such contract on the basis of applicable laws and regulations with respect to national security matters and to the extent that other Requirements of Law require the Company to restrict access to any properties or information and, in accordance with such restrictions, access to certain properties or information may not be given to any director without appropriate security clearance, such director will not be given access to such properties or information and may not participate in Board deliberations in which such information or restricted information with respect to such properties is disclosed.

             (v) Confidentiality Agreements. In the event that either (A) BT or any of its Affiliates has exercised its right to require the Company or any of its Affiliates to sell to BT or any of its Affiliates the Company's direct or indirect interest in Newco pursuant to Clause 30 of the Newco Agreement as a result of a material breach by the Company or any of its Affiliates pursuant to Clause 29.1(a) of the Newco Agreement or (B) the Company or any of its Affiliates has exercised its right to require BT or any of its Affiliates to sell to the Company or any of its Affiliates BT's direct or indirect interest in Newco pursuant to the terms of the Newco Agreement, then (x) BT shall cause the Class A Directors or the BT Nominees, as the case may be, to comply with such conditions as may reasonably be imposed with respect to their service on the Board of Directors by a Determination of the Independent Directors, taking into account the competitive and prospective competitive relationship between the Company and BT and such other factors as are then deemed relevant and (y) BT agrees that it will not exercise its rights as a holder of Class A Common Stock in respect of any consent or affirmative vote, voting separately as a class, with respect to any matters under the Certificate of Incorporation (as amended by the Certificate of Amendment) or its consent rights under this Agreement, as the case may be, for the principal purpose of adversely affecting the Company as a competitor.

     9.8. Maintenance of BT's Share Ownership. Except as provided otherwise below, from the Closing Date and thereafter so long as the Outstanding Interest is at least 10% and the Foreign Ownership Limitation remains in effect:

          (a) Issuances of Capital Stock. After the Closing Date the Company shall, to the extent practicable, use its best efforts not to issue any shares of capital stock to Non-U.S. Persons or Entities if, after giving effect to such issuance, the total number of shares of capital stock of the Company Owned of Record or Voted by Non-U.S. Persons or Entities, including BT and its Affiliates, would exceed 5% less than the Foreign Ownership Limitation, provided, however, that such restriction on the issuance of capital stock shall not apply to (i) issuances of Employee Shares, (ii) issuances of shares of capital stock upon the conversion or exercise of any other options, warrants, rights or other securities convertible into or exchangeable for shares of capital stock that are outstanding as of the Closing Date, (iii) transfers of ownership by operation of law, (iv) issuances to BT and its Affiliates or (v) issuances of capital stock to Non-U.S. Persons or Entities in connection with a public offering or private placement of Equity pursuant to which the Company reasonably believes, after consultation with BT, that the aggregate percentage of the capital stock of the Company Owned of Record or Voted by Non-U.S. Persons or

     Entities will be lower immediately subsequent to such public offering or private placement, as the case may be, than such aggregate percentage was prior to such public offering or private placement.

          (b) Reasonable Steps to Maintain Ownership.

          (i) Actions by Company. The Company will not, without BT's consent, take any action which would proximately result in BT and its Affiliates not being permitted, under existing law or regulation, to maintain their ownership of Voting Equity at the then current Outstanding Interest and, except as otherwise provided in Section 9.8(c), will take such steps as are reasonably necessary to maintain the ownership of Voting Equity by BT and its Affiliates at the then current Outstanding Interest in the event such level of ownership is threatened under existing law or regulation (including, without limitation, using reasonable efforts to oppose any regulatory initiative, state or federal, to obtain a reduction in the level of ownership by BT and its Affiliates) to the extent, in each case, that the detriment to the Company of not taking any such action, or the cost to or the burdens imposed on the Company as a result of taking any such steps, are not determined to be unreasonable in a Determination of the Independent Directors. Without limiting the foregoing provisions of this paragraph (i), the Company shall not in any event be required to affix to its stock certificates legends limiting transfers thereof to Non-U.S. Persons or Entities.

          (ii) Other Limitations. In the event that at any time the maximum aggregate amount of capital stock that may be held by Non-U.S. Persons or Entities under applicable state or local laws or regulations is less than the Foreign Ownership Limitation (and less than the amount of capital stock in the Company then held by BT and its Affiliates), the Company will not redeem any Common Shares held by BT or its Affiliates pursuant to the Redemption Provision and the Company and BT will in good faith promptly attempt to agree upon the means by which the Company can comply with such laws and regulations, taking into account the relative benefits and detriments thereof to the Company and to BT, provided that, notwithstanding the foregoing, the Company may, after consultation in good faith with BT to consider alternatives to such redemption, redeem Common Shares held by BT or its Affiliates if the failure to redeem such shares would have a material adverse effect on the Company and its Subsidiaries taken as a whole as established by a Determination of the Independent Directors.

          (c) Redemptions.


          (i) General. The Company will not redeem or repurchase outstanding shares of its capital stock held by Persons other than BT and its Affiliates if as a result thereof, to the knowledge of the Company, shares held by BT and its Affiliates would also be required to be redeemed or repurchased, unless (1) required to do so by applicable Requirement of Law,
     (2) such redemption or repurchase affects all stockholders proportionately or (3) BT consents thereto. Prior to any such redemption, the Company shall consult in good faith with BT to consider alternatives to such redemption.



          (ii) Redemption of Non-BT Securities First. If at any time after August 4, 1993, the Company should invoke its right to redeem capital stock under the Redemption Provision, to the fullest extent legally permissible in the good faith judgment of the Company, the Company shall first designate for redemption securities other than Common Shares held by BT and its Affiliates before designating for redemption any Common Shares held by BT and its Affiliates.


          (iii) Redemption of Capital Stock Before Shares. Any capital stock acquired by BT or any of its Affiliates other than the Shares and the Conversion Shares shall, to the extent practicable and legally permissible, be redeemed prior to the redemption of any Shares or Conversion Shares.

          (iv) Purchase Price. If the Company redeems any shares of capital stock held by BT or any of its Affiliates pursuant to the Redemption
     Provision:

             (A) within two years after the Closing, the redemption price of any Shares or Conversion Shares redeemed shall be equal to the greater of
        (1) the "current market value" as determined in accordance with the Redemption Provision and (2) an amount equal to the purchase price therefor, together with interest thereon (calculated on the basis of a 365 or 366 day year and actual days elapsed) at the Interest Rate as of the date of such redemption compounded annually from the date of purchase of the Shares or the Conversion Shares, as the case may be, until the date of redemption;

             (B) more than two years but less than ten years after the Closing, the redemption price of any Shares or Conversion Shares redeemed shall be equal to the greater of (1) the "current market value" as determined in accordance with the Redemption Provision and (2) an amount equal to the purchase price therefor, plus an amount equal to interest thereon accrued through the date two years after the Closing calculated in accordance with clause (2) of subparagraph (A) above;

             (C) less than ten years after the Closing, the redemption price of any Maintenance Shares redeemed shall be equal to the greater of (1) the "current market value" as determined in accordance with the Redemption Provision and (2) the purchase price paid by BT for such Maintenance Shares;

             (D) less than ten years after the Closing, the redemption price of any capital stock (other than Shares, Conversion Shares or Maintenance Shares) redeemed shall be equal to the "current market value" as determined in accordance with the Redemption Provision; and

             (E) ten years or more after the Closing, the redemption price of all shares of capital stock redeemed shall be equal to the "current market value" as determined in accordance with the Redemption Provision.

     For purposes of this Section 9.8(b)(iv), the purchase price of any Shares, Conversion Shares or Maintenance Shares, shall be deemed adjusted from time to time by subtracting therefrom the Fair Market Value (as established by a Determination of the Independent Directors) of any dividend or distribution received in respect of such Shares, Conversion Shares or Maintenance Shares prior to the redemption thereof. As used in this Section 9.8(b)(iv), "current market value" shall mean the "Current Market Value" as defined in the Redemption Provision.

          (v) Payment in Cash. The redemption price referred to herein shall, to the extent legally permissible, be paid to BT or to its Affiliate, as the case may be, in cash.


          (vi) Repurchase of Redeemed Shares. If the Company redeems any shares of capital stock held by BT or any of its Affiliates pursuant to the Redemption Provision, and within two years thereafter any change in circumstance would permit BT or such Affiliate, as the case may be, to regain its ownership of such shares, immediately upon such change in circumstance BT or such Affiliate, as the case may be, shall have the right to repurchase from the Company, and the Company shall have the right to require BT or such Affiliate, as the case may be, to repurchase from the Company, any shares so redeemed, at a purchase price per share equal to the redemption price paid, together with interest thereon at the Interest Rate as of the date of redemption compounded annually from the date of redemption to the date of repurchase, provided that upon such change in circumstances BT or such Affiliate, as the case may be, shall be obligated to repurchase such shares from the Company at the earliest practicable opportunity prior to acquiring any shares of the Company from any third party. If the Company has redeemed any Shares or Conversion Shares from BT or any of its Affiliates, and BT or any of its Affiliates then repurchases shares from the Company pursuant to this paragraph (vi), such repurchased shares shall be deemed to be "Shares" or "Conversion Shares", respectively for purposes of this Agreement.



          Upon any such purchase of shares of capital stock by BT or any of its Affiliates pursuant to this Section 9.8(b)(vi), (x) the purchase price shall be adjusted by subtracting therefrom the Fair Market Value (as established by a Determination of the Independent Directors) of any dividend or distribution otherwise payable in respect of such shares after the above-mentioned redemption and prior to the purchase by BT or any of its Affiliates hereunder and (y) the purchase price and number of shares of capital stock to be purchased shall be adjusted to reflect any stock split, stock dividend, or other combination or reclassification of the Company's capital stock during such time.


          If the Company shall have redeemed any shares of capital stock held by BT or any of its Affiliates pursuant to the Redemption Provision, then from time to time during the next two years thereafter, at BT's request, the Company shall at the Company's expense conduct a sampling in order to determine the percentage of outstanding capital stock of the Company that is Owned of Record or Voted by Non-U.S. Persons or Entities, calculated in a manner to determine compliance with Section 310(b) of the Communications Act, and shall provide other reasonable cooperation to BT in enabling BT to determine the percentage of outstanding capital stock of the Company that is Owned of Record or Voted by Non-U.S. Persons or Entities, provided that the Company shall not be obligated to perform more than one such sampling in any calendar year.


     9.9. Termination. If at any time the Outstanding Interest or Outstanding Voting Interest is less than the percentage specified in any provision in this Agreement as a condition to the applicability of any covenants contained therein, the Company's obligations and the rights of BT and its Affiliates with respect to all covenants set forth in such provision of this Agreement shall thereupon irrevocably terminate and shall not be reinstated, provided, however, that if the Outstanding Interest or Outstanding Voting Interest, as the case may be, has become less than the specified percentage as aforesaid solely as a result of an acquisition of Voting Securities beneficially owned by BT or any of its Affiliates by the Company pursuant to the Redemption Provision, and if BT or its Affiliate shall have within two years of any redemption of shares of capital stock held by BT or any of its Affiliates pursuant to the Redemption Provision repurchased from the Company any shares so redeemed pursuant to Section 9.8(b)(vi) such that solely as a result of such repurchase the Outstanding Interest or Outstanding Voting Interest, as the case may be, is equal to or greater than the percentage specified in any provision in this Agreement so terminated as a condition to the applicability of any covenants contained herein, then the Company's obligations and the rights of BT and its Affiliates with respect to the covenants set forth in such provision of this Agreement that had previously been terminated pursuant to this Section 9.9 shall thereupon, subject to the provisions of this Agreement, the Certificate of Amendment and the By-Law Amendments, be reinstated.



     9.10. Approval of Certain Matters. (a) In the event that no shares of Class A Common Stock are outstanding as a result of the occurrence of any of the Newco Triggering Events or in the event of the Loss of BT Rights pursuant to
Section 9.12(a), then so long as neither (i) the Outstanding Interest is less than 10%, (ii) BT and its Affiliates shall have transferred (other than to wholly owned direct or indirect Subsidiaries of BT) in the aggregate Voting Securities representing more than 25% of the largest amount in voting power of Voting Securities at any time beneficially owned by BT and any of its Affiliates (adjusted for stock splits, stock dividends and other combinations or reclassifications of the Voting Securities) and the Outstanding Interest is less than 15% nor (iii) an event described in section 4(b)(11)(vi)(E)(i) of the Certificate of Incorporation (as amended by the Certificate of Amendment) shall have occurred, the Company agrees not to take, and the Company shall not directly or indirectly engage in, any of the following actions without the consent of BT:


          (i) The issuance of any series or class of capital stock having either
     (x) more than one vote per share (other than pursuant to the Rights Plan (or any successor thereto)) or (y) a class vote on any matter, except to the extent required by Delaware corporate law or to the extent that the holders of any series of preferred stock have the right, voting separately as a class, to elect a number of directors of the Company upon the occurrence of a default in the payment of dividends or redemption price;


          (ii) (A) The adoption of any stockholder rights plan, or any other plan or arrangement that could reasonably be expected to disadvantage any stockholder on the basis of the size of its shareholding, such that BT or any of its Affiliates would be adversely affected in relation to their position under the Rights Plan as in effect on the Closing Date, provided that the adoption of a stockholder rights plan that is substantially similar to the Rights Plan as in effect on the Closing Date (without regard to the provisions of the Certificate of Incorporation or this Agreement) shall be deemed not to affect BT and its Affiliates adversely in relation to their position under the Rights Plan as in effect on the Closing Date;



          (B) The amendment, modification or termination of the Rights Plan (but excluding the redemption or exchange of the Rights in accordance with the Rights Plan or any successor thereto and excluding any amendment of the Rights Plan made in order that the execution of a definitive agreement providing for a Business Combination or the consummation of the transactions contemplated thereby would not result in the Rights thereby becoming exercisable), if such action would adversely affect the rights of BT and its Affiliates in relation to their position under the Rights Plan as in effect on the Closing Date (without regard to the provisions of the Certificate of Incorporation or this Agreement), provided that the amendment of the Rights Plan or any successor thereto to extend the expiration date or amend the exercise price thereof shall be deemed not to affect BT and its Affiliates adversely in relation to their position under the Rights Plan as in effect on the Closing Date; or

          (iii) The amendment of the Certificate of Incorporation so as to affect adversely the rights of BT and its Affiliates under this Agreement; provided, however, that nothing in this Section 9.10(a) shall require any consent of BT in order for the Company to enforce its rights under this Agreement, the Newco Agreement or any related agreement, for any transaction effected in accordance with the Certificate of Incorporation, for any other transaction between or in respect of the Company or any of its Affiliates, on the one hand, and BT or any of its Affiliates, on the other hand, or in connection with any action pursuant to a Requirement of Law.

     (b) So long as neither (i) the Outstanding Interest is less than 10% nor
(ii) BT and its Affiliates shall have transferred (other than to wholly owned direct or indirect Subsidiaries of BT) in the aggregate Voting Securities representing more than 25% of the largest amount in voting power of Voting Securities at any time beneficially owned by BT and any of its Affiliates (adjusted for stock splits, stock dividends and other combinations or reclassifications of the Voting Securities) and the Outstanding Interest is less than 15%, the Company agrees not to amend or to cause the amendment of the by-laws of the Company so as to affect adversely the rights of BT and its Affiliates under this Agreement.


     9.11. Continuance of Certain Rights. Notwithstanding anything to the contrary contained herein, in the event that no shares of Class A Common Stock are outstanding as a result of the automatic conversion of the Class A Common Stock pursuant to section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in section 4(b)(11)(vi)(C) of the Certificate of Incorporation (as amended by the Certificate of Amendment) (other than a conversion arising from a breach by BT or any of its Affiliates of its obligations to the Company or any of its Affiliates that gave rise to a right to transfer the Company's direct or indirect interest in Newco pursuant to Clause 25.2(a) of the Newco Agreement or a right to require the sale of BT's direct or indirect interest in Newco to the Company or any of its Affiliates pursuant to Clause 26.2(a) of the Newco Agreement), then, so long as the Outstanding Voting Interest is at least 15%, the following provisions shall apply:



          (a) Subject to the discharge by the Board of Directors of the Company of its fiduciary duties and Requirements of Law, BT shall be entitled to designate qualified BT Nominees in accordance with the provisions of the first sentence of Section 9.7(c) unless a majority of the Board of Directors (excluding for such purpose any remaining Class A Directors and all designees of BT and including a majority of the Independent Directors) shall determine in their sole discretion that the service by designees of BT on the Board of Directors of the Company would not be in the best interests of the Company taking into account, among other factors, conditions that could reasonably be imposed upon the BT Nominees and their willingness to accept such conditions, the competitive and prospective competitive relationship between the Company and BT, the circumstances of the applicable Newco Triggering Event, the opportunity to insure the confidentiality of competitive or similar matters that may come before the directors and such other factors as the Board of Directors and the Independent Directors, as the case may be, shall deem relevant, provided, however, whenever a determination is made by the Board of Directors, whether in connection with the nomination of directors or otherwise, to the effect that the service of any designees of BT on the Board of Directors would not be in the best interests of the Company taking into account the foregoing factors, then BT shall not thereafter be entitled to designate directors hereunder and BT shall cause any BT Nominees then serving on the Board of Directors to resign.


          (b) If BT Nominees are serving on the Board, (i) the BT Nominees shall remain subject to Sections 9.7(e)(iv) and 9.7(e)(v) and (ii) the BT Nominees shall be excluded from that portion of any meeting to discuss their continued service on the Board pursuant to the determination contemplated by Section 9.11(a).

          (c) Subject to applicable Requirements of Law, the extent of the right of representatives of BT to visit and inspect any properties, books and records of the Company and its Subsidiaries and to discuss the affairs, finances and accounts of the Company with the principal officers of the Company, its attorneys and auditors shall be established in a Determination of the Independent Directors by balancing the detriment to the Company of any such access (taking into account, among other factors, the competitive and prospective competitive relationship between BT and the Company, the circumstances of the applicable Newco Triggering Event, the opportunity to insure the confidentiality of matters that may thereby become known to BT and its representatives and such other factors as the Independent Directors deem relevant) and the benefits to or the burdens imposed on BT as a result of being permitted or denied any such access (including without limitation, any resultant loss of BT's ability to account for its investment in the Company on the equity method), and the reasonable requirements to enable BT to account for its investment in the Company on the equity method and otherwise to comply with applicable requirements of U.S. and U.K. securities laws, and generally accepted accounting principles, provided that representatives of BT shall be afforded a reasonable opportunity to discuss the foregoing factors (and any other factors that BT may consider relevant to such determination) with the Independent Directors.


          (d) Until the tenth anniversary of the Closing Date, if the Board of Directors of the Company decides to sell the Company, then the Company shall provide BT with, or in connection therewith shall have provided BT with, in the reasonable judgment of the Independent Directors, a reasonable opportunity to submit an Acquisition Proposal in accordance with commercial practice and in the event that the Board of Directors decides to sell the Company pursuant to an auction, such auction shall be conducted on commercially reasonable terms as established in a Determination of the Independent Directors and BT shall be entitled to participate in such auction on the same terms and conditions as any other prospective bidder.


          (e) The Company agrees not to take, and the Company shall not directly or indirectly engage in any of the following actions without the consent of
     BT: (x) any single or related series of sales, transfers or other dispositions or encumbrances of assets having a Fair Market Value in excess of 15% of the aggregate Fair Market Value (established in a Determination of the Independent Directors) of all of the assets of the Company and its Subsidiaries taken as a whole at the time that the Company executes a definitive agreement to effect such disposition or encumbrance, provided that a sale of all or substantially all of the assets of the Company shall not be deemed a disposition or encumbrance for purposes of this clause (x); or (y) the declaration of any extraordinary cash dividends or other distribution to holders of any class or classes, and/or any series thereof, of capital stock of the Company in excess of 5% of the Market Capitalization of the Company at the time of such dividend or other distribution; provided, however, that nothing in clause (x) or clause (y) shall require any consent of BT in order for the Company to enforce its rights under this Agreement, the Newco Agreement or any related agreement, for any transaction effected in accordance with the Certificate of Incorporation, for any other transaction between or in respect of the Company or any of its Affiliates, on the one hand, and BT or any of its Affiliates, on the other hand, or in connection with any action pursuant to a Requirement of Law.

     9.12. Release of Rights and Obligations. (a) Except as otherwise provided in Section 9.12(b), subsequent to the Closing, in the event that BT or any of its Affiliates engages directly or indirectly in the Core Business of the Company in the Americas or transfers or provides sales and marketing support, technology or customer traffic in connection with any Person engaged in the Core Business of the Company in the Americas or holds or acquires an interest in any Person who is engaged in the Core Business of the Company in the Americas as a partner, shareholder, principal or in any other capacity of ownership or control (such activities, whether or not engaged in the Americas, are collectively referred to as being "Engaged in the Core Business of the Company"), then, as provided in the Certificate of Incorporation (as amended by the Certificate of Amendment), any outstanding shares of Class A Common Stock shall be subject to conversion into shares of Common Stock in accordance with section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in section 4(b)(11)(vi)(E)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment), Sections 9.3 through 9.7 of this Agreement (except for the last sentence of Section 9.7(c)) shall become void and of no further force and effect (such consequences are collectively referred to herein as the "Loss of BT Rights") and all further obligations of the Company and BT or any of their respective Affiliates or their respective officers or directors with respect to any obligation thereunder shall terminate without further liability, in each case pursuant to a determination in accordance with the arbitration procedures set forth in Section 9.12(e) or 9.12(f).

     (b) Notwithstanding anything contained in Section 9.12(a), BT shall not be subject to the Loss of BT Rights under Section 9.12(a) from:

          (i) acquiring or owning, directly or indirectly, for investment purposes, securities of any Person not principally Engaged in the Core Business of the Company (or if such Person is principally Engaged in the Core Business of the Company, less than 10% of its Core Business revenues are derived within the Americas) if such Person is a publicly traded company and BT and its Affiliates own less than 5% of the voting securities of such Person, provided that such investment does not exceed 0.5% of BT's total consolidated assets;

          (ii) correspondent relationships in the ordinary course of business and the activities listed on Schedule 9.12;

          (iii) any activity undertaken by BT or Affiliates pursuant to Requirements of Law if the failure to comply with such Requirement of Law would contravene in any material respect the license granted to BT on 22nd June 1984 under the Telecommunications Act 1984, as from time to time amended, or would otherwise have a material adverse effect on the business or results of operations of BT;

          (iv) a transaction whereby, directly or indirectly, control of (by merger, tender offer or otherwise), or all or substantially all of the assets of, any Person Engaged in the Core Business of the Company in the Americas are transferred to BT or any of its Affiliates, provided that (x) less than 20% of such Person's consolidated revenues are derived from sales in the Americas contributed by operations within the Core Business of the Company and (y) BT, at the request of the Company, shall sell or cause the sale of the subsidiary, division or other entity conducting such operations in accordance with the procedures (the "First Offer Procedures") set forth in Section 9.12(h), provided further that such subsidiary, division or other entity shall not be required to be sold until such time as it generates annual revenues of $25 million or more per year;

          (v) any inadvertent condition or act (each an "Inadvertent Condition") that would otherwise result in a Loss of BT Rights, including, without limitation, any such condition or act that results solely from the actions of any Person other than BT or its Affiliates or any activity undertaken without the knowledge of any executive officer of BT, provided that, if BT shall become aware of such Inadvertent Condition, it shall promptly give written notice of such Inadvertent Condition to the Company and BT and the Company shall negotiate in good faith to reach an agreement in writing with respect to a cure for such Inadvertent Condition, provided further that, unless otherwise agreed by BT and the Company in such written agreement, within one year following the delivery of such notice, BT shall dispose of the securities, assets or business that gave rise to such Inadvertent Condition, provided that BT, at the request of the Company, shall sell or cause the sale of such securities, assets or business in accordance with the First Offer Procedures;

          (vi) ownership of Newco and the activities contemplated by the Newco Agreement and the "Related Agreements" (as defined in the Newco Agreement); or

          (vii) any activity undertaken with confirmation in writing by the Company that such activity will not result in a Loss of BT Rights;

     (c) Except as otherwise provided in Section 9.12(d), subsequent to the Closing, in the event that the Company or any of its Affiliates engages directly or indirectly in the Core Business of BT outside the Americas or transfers or provides sales and marketing support, technology or customer traffic in connection with any Person engaged in the Core Business of BT outside the Americas or holds or acquires an interest in any Person who is engaged in the Core Business of BT outside the Americas as a partner, shareholder, principal or in any other capacity of ownership or control (such activities, whether or not engaged in outside the Americas, are collectively referred to as being "Engaged in the Core Business of BT"), then Sections 5.1, 5.3, 7.1, 7.2, 7.3, 10.2 and
10.3 of this Agreement shall become void and of no further force and effect (such consequences are collectively referred to herein as the "Loss of Company Rights") and all further obligations of the Company and BT or any of their respective Affiliates or their respective officers or directors with respect to any obligation thereunder shall terminate without further liability, provided that any determination as to whether the Company has undertaken the foregoing activities shall be determined in accordance with the arbitration procedures set forth in Section 9.12(e) and 9.12(f).

     (d) Notwithstanding anything contained in Section 9.12(c), the Company shall not be subject to the Loss of Company Rights under Section 9.12(c) from:

          (i) acquiring or owning, directly or indirectly, for investment purposes, securities of any Person not principally Engaged in the Core Business of BT (or if it is principally Engaged in the Core Business of BT, less than 10% of its Core Business revenues are derived outside the Americas) if such Person is a publicly traded company and the Company and its Affiliates own less than 5% of the voting securities of such Person, provided that such investment does not exceed 0.5% of the Company's total consolidated assets;

          (ii) correspondent relationships in the ordinary course of business and the activities listed on Schedule 9.12;

          (iii) any activity undertaken by the Company or its Affiliates pursuant to Requirements of Law if the failure to comply with such law would have a material adverse effect on the business or results of operations of the Company;

          (iv) a transaction whereby, directly or indirectly, control of (by merger, tender offer or otherwise), or all or substantially all of the assets of, any Person Engaged in the Core Business of BT outside the Americas are transferred to the Company or any of its Affiliates, provided that (x) less than 20% of such Person's consolidated revenues are derived from sales outside the Americas contributed by operations within the Core Business of BT and (y) the Company, at the request of BT, shall sell or cause the sale of the subsidiary, division or other entity conducting such operations in accordance with the First Offer Procedures set forth in
     Section 9.12(h), provided further that such subsidiary, division or other entity shall not be required to be sold until such time as it generates annual revenues of $25 million or more per year;

          (v) any Inadvertent Condition that would otherwise result in a Loss of Company Rights, including, without limitation, any such condition or act that results solely from the actions of any Person other than the Company or its Affiliates or any activity undertaken without the knowledge of any executive officer of the Company, provided that, if the Company shall become aware of such Inadvertent Condition, it shall promptly give written notice of such Inadvertent Condition to BT and the Company and BT shall negotiate in good faith to reach an agreement in writing with respect to a cure for such Inadvertent Condition, provided further that, unless otherwise agreed by the Company and BT in such written agreement, within one year following the delivery of such notice, the Company shall dispose of the securities, assets or business that gave rise to such Inadvertent Condition, provided that the Company, at the request of BT, shall sell or cause the sale of such securities, assets or business in accordance with the First Offer Procedures;

          (vi) ownership of Newco and the activities contemplated by the Newco Agreement and the "Related Agreements" (as defined in the Newco Agreement); or

          (vii) any activity undertaken with confirmation in writing by BT that such activity will not result in a Loss of Company Rights.

     (e) In the event that either of the parties hereto (the "Investing Party") is considering any activity that it believes the other party ("Subject Party) may view as resulting in the loss of rights as specified in Section 9.12(a) or 9.12(c) as may be applicable (the "Loss of Rights"), then the Investing Party may provide notice (the "Investing Notice") of such proposed activity to the Subject Party and seek the Subject Party's consent to engaging in such activity. If following good faith consultation the Subject Party fails to grant such consent, then the Investing Party may within 30 days after delivery of the Investing Notice initiate binding arbitration as to whether such activities would result in the Loss of Rights as hereinafter provided pursuant to the arbitration procedures set forth in Section 9.12(g) (the "Arbitration"). The parties shall seek to conclude the Arbitration as promptly as practicable but in no event shall the Arbitration be conducted more than 90 days subsequent to the initiation of Arbitration. If the result of the Arbitration is that the Investing Party would incur a Loss of Rights if it engaged in the activity being considered, then the Investing Party shall be subject to a Loss of Rights, without the opportunity for cure, if it then goes forward with such activities. Any determination by the Arbitration shall take into account any proposed divestment by the Investing Party to an unaffiliated third party, provided that (i) such divestment occurs as promptly as commercially reasonable (but no more than one year following the activity or investment that would otherwise lead to a Loss of Rights) and (ii) is conducted in accordance with the First Offer Procedures.

     (f) In the event that either party (the "Aggrieved Party") believes that the other party (the "Active Party") has engaged in activities that would subject such Active Party to a Loss of Rights, then the Aggrieved Party shall notify the Active Party and the parties shall seek to resolve the matter to their mutual satisfaction. If the parties cannot resolve the matter within 60 days, then either party can initiate Arbitration within 60 days thereafter as provided in Section 9.12(g). The parties shall seek to conclude the Arbitration as promptly as practicable but in no event shall such Arbitration be conducted more than 90 days subsequent to the initiation of Arbitration. If the result of the Arbitration is that the Active Party should be subject to a Loss of Rights, then the Active Party shall be entitled to a one year cure period (if the arbitrators believe that the activity is capable of cure) which cure shall be effected by divestment pursuant to the First Offer Procedures, provided that the Active Party shall not be entitled to a cure period, or shall be entitled to a reduced cure period, at the discretion of the arbitrators, if the arbitrators conclude that the Aggrieved Party's business, results of operations or prospects were materially and adversely affected by the conduct of the Active Party or that the Active Party engaged in activities that gave rise to the Arbitration in willful disregard of the consequences.

     (g) Arbitration under Section 9.12(e) or 9.12(f) shall proceed as herein set forth:


          (i) The Investing Party (which, for purposes of this clause (g) only, will be deemed to also refer to any party that initiates Arbitration in accordance with clause (f) above) shall give the Subject Party (which, for purposes of this clause (g) only, will be deemed to also refer to the party in any Arbitration initiated in accordance with clause (f) above that did not initiate such Arbitration) a written notice which shall also contain, in addition to the demand for arbitration, a clear statement of the issue to be resolved by the Arbitration, the name and address of the arbitrator selected by the Investing Party and the address to which all further papers regarding the Arbitration are to be mailed or delivered.


          (ii) The Subject Party shall deliver a written response to the arbitration notice within 30 days following its actual receipt of such notice. Such response shall contain a clear statement of its position concerning the issue in dispute, the name and address of the arbitrator selected by the Subject Party and the address to which all further papers regarding the Arbitration are to be mailed or delivered. If the Subject Party fails to designate its arbitrator within the time allowed, the Investing Party may apply to the United States District Court for the Southern District of New York (the "New York Court") for designation of the second arbitrator. The application shall provide no less than five days' notice to the Subject Party, before presentation to the New York Court. The Subject Party may appoint the second arbitrator at any time prior to the day the Court appoints the second arbitrator.

          (iii) Within five Business Days following the selection of the second arbitrator, the two arbitrators shall select a third arbitrator. In the event they fail to do so within that time period, either party may apply to the New York Court for appointment of a third arbitrator. The application shall provide no less than five days' notice to the other party before presentation to the New York Court. The third arbitrator must be an attorney reasonably experienced in commercial affairs who is a member of the New York Bar, must be impartial and must otherwise satisfy the requirements of CPLR 7506(a) and 9 U.S.C. sec. 10. The method of selection of arbitrators, or the arbitrators as selected, may be changed at any time only upon written agreement of the parties.

          (iv) In the selection of the party-appointed arbitrators under clauses
     (i) and (ii) above, a party may select any person, including a person with "partiality" under the meaning of CPLR 7511 or "evident partiality" under the meaning of 9 U.S.C. sec. 10, but no party may select an arbitrator who is or ever has been an officer, director or employee of such party or of any Affiliate of such party; the "partiality" or "evident partiality" of an arbitrator selected in compliance with this clause (iv) shall not be a basis for vacating the award.

          (v) If any arbitrator fails or is otherwise unable to act, a successor arbitrator shall be selected in the same manner as the arbitrator who fails or is otherwise unable to act was selected, except that no more than five days shall be allowed to select a successor arbitrator under this provision.

          (vi) The Arbitration hearing shall be conducted in New York or such other place as the arbitrators shall decide. The hearing shall commence within a period agreed to by the parties in writing or, in the absence of such agreement, within ten days after the selection of the third arbitrator, within a period determined by a majority of the arbitrators and of which the parties are notified at least ten days prior to the first date of hearing. Written interrogatories shall not be permitted. Depositions shall be permitted by majority decision of the arbitration panel upon a showing that the deposition may be helpful to the conduct of the Arbitration. The parties may request that documents be produced, but the only documents which must be produced are those which a majority of the arbitration panel determines may be helpful to the conduct of the Arbitration. The parties shall, seven days before the commencement of the Arbitration hearing, exchange all exhibits they intend to use in the Arbitration and notify the other party of the identity of all witnesses whose testimony is to be presented at the arbitration. Testimony at the hearing may be presented by telephone or affidavit, as well as by personal appearance. The Arbitration proceeding shall be private, and all parties and their representatives and all arbitrators shall maintain the confidentiality of the claims, counterclaims, testimony, evidence and all other aspects of the proceeding, except insofar as such disclosure is required by law. The arbitrators may only resolve the question submitted to Arbitration and shall include as part of their consideration a full review of this Agreement and any related agreement. The decision of the majority of the arbitrators shall be the decision of the panel. Although the Arbitration shall not be under the auspices of the American Arbitration Association, the Arbitration shall be conducted in accordance with the January 1, 1991 Commercial Arbitration Rules of the American Arbitration Association (the "Arbitration Rules"), except the procedures, requirements and restrictions set out in this Section 9.12(g) shall govern over the Arbitration Rules; otherwise applicable provisions of the Arbitration Rules calling for notification by or to the American Arbitration Association shall be satisfied by notification by or to the panel, as the case may be.

          (vii) In any Arbitration pursuant to this Section 9.12(g) each party shall pay the fees and costs of the arbitrator whom he selected. The arbitration panel may award to the more prevailing party its other fees, costs and expenses of the Arbitration, including reasonable attorney fees. During the pendency of the arbitration, the fees of the third arbitrator shall be split equally by the parties. At the conclusion of the Arbitration, any party may apply to the New York Court for an order confirming the Arbitration panel's decision.

          (viii) Any proceeding in a court of law in connection with this
     Section 9.12(g) (other than to compel Arbitration, to select an arbitrator under clauses (ii) and (iii) above, to stay litigation pending Arbitration, to confirm an arbitration award or to enforce an arbitration judgment) shall be immediately stayed upon receipt of a notice or demand for Arbitration. In any action or proceeding to compel Arbitration, to stay litigation or confirm an arbitration award, the more prevailing party shall be entitled to recover its fees, costs and expenses incurred therein, including reasonable attorney fees, and including the fees, costs and expenses, including reasonable attorney fees, incurred in any appellate proceeding.


     (h) Prior to any sale of a Subsidiary, business or assets (the "Sale Assets") by either BT or the Company pursuant to Section 9.12(b)(iv) or 9.12(b)(v) or Section 9.12(d)(iv) or 9.12(d)(v), respectively, or by either BT or the Company pursuant to Section 9.12(e), the party proposing to divest itself of the Sale Assets shall provide the other party with the opportunity to acquire the Sale Assets pursuant to a notice in writing (the "Opportunity Notice") setting forth such terms and conditions upon which the divesting party in good faith proposes to sell or cause the sale of the Sale Assets to the other party. If within 90 days of receipt of the Opportunity Notice the party that is offered the Sale Assets elects not to acquire the Sale Assets or if the parties cannot reach agreement with respect to the terms and conditions of such offered sale, then the divesting party shall be free to sell or cause the sale of the Sale Assets in its discretion, provided that any subsequent sale of the Sale Assets to a third party shall not be upon terms and conditions that are in the aggregate less favorable to the divesting party than the terms and conditions upon which the Sale Assets were offered to the other party to this Agreement and the purchase price paid by a third party shall in no event be less than the purchase price offered to the other party to this Agreement.


     (i) Subsequent to the Closing Date, in the event of a Newco Triggering Event or if the Class A Common Stock is otherwise no longer outstanding (and BT does not retain any rights under Section 9.7) or if the Company has been subject to a Loss of Rights pursuant to Arbitration, then BT may undertake the activities specified in Section 9.12(a) without suffering any Loss of BT Rights.



     (j) Subsequent to the Closing Date, in the event of a Newco Triggering Event or if the Class A Common Stock is otherwise no longer outstanding (and BT does not retain any rights under Section 9.7) or BT has been subject to Loss of Rights pursuant to Arbitration, then the Company may undertake the activities specified in Section 9.12(c) without suffering any Loss of Company Rights.


     9.13. FCC Licenses. The Company shall not directly acquire any license from the FCC that is subject to the provisions of Section 310(b) of the Communications Act, and shall hold or otherwise control such licenses only through one or more of its Subsidiaries.

     9.14. Notice of Breach. The Company shall provide BT with ten days' prior written notice of any alleged breach by BT or any of its Affiliates of its obligations under Sections 5.1, 5.3, 7.1, 7.2, 7.3, 7.4, 10.2 or 10.3, specifying in reasonable detail the nature of the Company's objections, and provide BT an opportunity to cure such objections within such ten-day period prior to seeking a judicial determination (other than in an ex parte proceeding) that BT or any of its Affiliates has materially breached its obligations under the aforesaid Sections (other than BT's failure to have given timely any required notice thereunder unless the Company has been materially adversely affected by such failure), provided that such breach is reasonably capable of being cured. If, after having followed such procedures, the Company has applied for such a judicial determination, BT shall reasonably cooperate with the Company in seeking an expedited judicial resolution of the question of whether BT has committed a breach described in the preceding sentence. The Company shall make no public announcement that would cause the outstanding shares of Class A Common Stock to convert automatically into shares of Common Stock pursuant to section 4(b)(9)(ii) of the Certificate of Incorporation (as amended by the Certificate of Amendment) by reason of the occurrence of an event described in section 4(b)(11)(vi)(E)(i) of the Certificate of Incorporation (as amended by the Certificate of Amendment) unless the Company has complied with the foregoing procedures.

SECTION 10.  COVENANTS OF BT

     10.1.  Pre-Closing Covenants.

     (a) No Shopping; Other Acquisitions. From the date of this Agreement until the Closing, BT agrees that (i) neither BT nor any of its Subsidiaries nor any of the respective officers and directors of BT or any of its Subsidiaries shall, and BT shall direct and use its best efforts to cause its employees, agents and representatives (including, without limitation, any investment banker, attorney or accountant retained by BT or any of its Subsidiaries) not to, initiate, solicit or encourage, directly or indirectly, any inquiries or the making of any proposal or offer (including, without limitation, any proposal or offer to stockholders) or to engage in any discussions or negotiations with any third party relating to an Acquisition Proposal or a tender offer or exchange offer with respect to the Company, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal or a tender offer or exchange offer with respect to the Company and (ii) BT will not enter into any transaction or arrangement that, directly or indirectly, would after the Closing Date reasonably be expected to result in a Loss of BT Rights under Section 9.12(a). BT will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to clause (i) of the preceding sentence. BT will notify the Company immediately if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with, BT or any of its Affiliates regarding any Acquisition Proposals or any tender offer or exchange offer with respect to the Company.

     (b)  Proxy Information.  BT represents, warrants, covenants and agrees that
(i) it will provide to the Company for inclusion in the Proxy Statement all information concerning BT and its Affiliates requested by the Company and necessary for the preparation of such Proxy Statement and (ii) such information will not contain any material misstatement of fact or omit to state any material fact necessary to make the statements, in light of the circumstances under which they are made, not misleading.

     10.2. Notice of Acquisition Proposals. So long as the restrictions on the acquisition by BT and its Affiliates of additional shares of capital stock set forth in Section 7.1 have not been terminated, BT agrees that it will notify the Company immediately if any inquiries or proposals are received by, any information is requested from, or any negotiations or discussions are sought to be initiated or continued with, BT or any of its Affiliates regarding any Acquisition Proposals, any tender offer or exchange offer with respect to the Company or any purchase of any of the shares of capital stock of the Company beneficially owned by BT and its Affiliates (whether by way of a tender offer or exchange offer or otherwise).

     10.3.  Voting of Shares.  From the Closing Date and thereafter so long as
(i) the Outstanding Interest is at least 10% and (ii) no event has occurred that has caused (x) the restrictions on the acquisition by BT and its Affiliates of additional Voting Securities set forth in Section 7.1 to be terminated earlier than the tenth anniversary of the Closing Date (without such restrictions having been reinstated) or (y) the obligations of BT set forth in clauses (i) and (ii) of Section 7.4(a) to be terminated (without such obligations having been reinstated):


          (a) If no shares of Class A Common Stock are outstanding and BT is entitled to designate nominees for director pursuant to Section 9.7(c) or 9.11(a), as long as there has not been a judicial determination (other than in an ex parte proceeding) that the Company has materially breached its obligations under Section 9.7(c) or 9.11(a), if any, BT and its Affiliates shall cast all of the votes they are entitled to cast in such election (whether at an annual or special meeting of stockholders or by written consent in lieu of a meeting or otherwise and whether they are so entitled to cast such votes as a result of ownership or other control of capital stock or by proxy or otherwise) for the election of the BT Nominees to the Board of Directors of the Company, provided that if cumulative voting has been eliminated, BT and its Affiliates shall cast all of the votes they are entitled to cast in any such election for the election of the nominees to the Board of Directors nominated by the Board of Directors of the Company. BT shall provide the Company with ten days' prior written notice of any alleged violation by the Company of its obligations under Section 9.7(c) or
     Section 9.11(a), specifying in reasonable detail the nature of BT's objections, and provide the Company an opportunity to cure such objections within such ten-day period prior to seeking the judicial determination described in the preceding sentence, provided that such violation is reasonably capable of being cured. If, after having followed such procedures, BT has applied for such a judicial determination, the Company shall reasonably cooperate with BT in seeking an expedited judicial resolution of the question of whether the Company has committed a violation described in the first sentence of this Section 10.3(a).



          (b) BT and its Affiliates shall vote their Voting Securities (other than in connection with (i) the election of directors, (ii) any proposal to redeem the Rights prior to the earlier of the fourth anniversary of the Closing Date or the date that shares of the Class A Common Stock are no longer outstanding, which proposal is submitted to the stockholders pursuant to section 4(d)(7) of the Certificate of Incorporation (as amended by the Certificate of Amendment), (iii) with respect only to the shares of Class A Common Stock held by BT and its Affiliates, any matter in connection with which the holders of shares of Class A Common Stock are entitled to vote separately as a class under section 4(b)(7) or 4(b)(8) of the Certificate of Incorporation (as amended by the Certificate of Amendment) or under the DGCL) or (iv) as provided in Section 10.3(f)) at the option of the Company either (A) in the same proportion as the Voting Securities owned by other stockholders are voted with respect to any matter other than a proposed Business Combination proposed by BT or (B) in BT's discretion. Subject to the preceding sentence, if no instructions are provided by the Company with respect to any matter upon which stockholders are voting, BT and its Affiliates shall vote their Voting Securities in the same proportion as the Voting Securities owned by other stockholders are voted.


          (c) Notwithstanding anything to the contrary contained in Section 10.3(b), if there is a judicial determination (other than in an ex parte proceeding) that BT or any of its Affiliates has materially breached the provisions of Sections 7.1 through 7.3, then BT and its Affiliates shall vote their Voting Securities in the same proportion as the Voting Securities owned by other stockholders are voted in connection with the consideration by the stockholders of any redemption of the Rights pursuant to section 4(d)(7) of the Certificate of Incorporation (as amended by the Certificate of Amendment) or the approval of any Business Combination proposed by BT.


          (d) Neither BT nor any of its Affiliates shall solicit any proxies or consents in connection with any matter to be voted upon, or sought to be voted upon, by the stockholders of the Company, become a participant, or encourage any Person to become a participant, in any such solicitation or publicly take a position with respect to any issue that is the subject of such solicitation, seek to advise or influence any Person with respect to the voting of any shares, become part of a voting group or deposit shares in a voting trust.



          (e) If cumulative voting for the election of directors of the Company has not been eliminated from the Certificate of Incorporation and BT is not entitled to designate a nominee for director pursuant to Section 9.7(c) or 9.11(a), then BT and its Affiliates shall cast all of the votes they are entitled to cast in any election of directors (other than with respect to shares of Class A Common Stock), whether at an annual or special meeting of stockholders or by written consent in lieu of a meeting or otherwise and whether they are entitled to cast such votes as a result of ownership or other control of capital stock or by proxy or otherwise, equally among the nominees proposed by the Board of Directors of the Company, provided that if cumulative voting has been eliminated from the Certificate of Incorporation, BT and its Affiliates shall cast all of the votes they are entitled to cast in any such election for the election of the nominees nominated by the Board of Directors of the Company to the Board of Directors.



          (f) BT and its Affiliates, in furtherance of the obligations of the parties herein, shall vote their Voting Securities in connection with any proposal to amend the Certificate of Incorporation to eliminate cumulative voting for the election of directors of the Company in favor of such proposal, provided that a majority of the outstanding Voting Securities entitled to a vote thereon held by Stockholders other than BT and its Affiliates are voted in favor of such proposal.



     During the period that the provisions of this Section 10.3 are in effect, BT covenants and agrees that it will (i) cause all Voting Securities beneficially owned by BT or its Affiliates to be present, in person or represented by proxy, at all stockholder meetings of the Company so that all such Voting Securities may be counted for determining the presence of a quorum at such meetings and (ii) except in connection with any matter as to which, under the DGCL or the Certificate of Incorporation, the holders of Class A Common Stock are entitled to vote separately as a class (except as provided in clause (c) above), cause such Voting Securities to be voted in accordance with this Section 10.3 with respect to any matter upon which stockholders are voting at such meetings.


     10.4. Notice of Changes to Outstanding Interest. BT agrees that it will notify the Company immediately if BT or any of its Affiliates takes any action that causes or will cause the Outstanding Interest or Outstanding Voting Interest to be, or otherwise has actual knowledge that the Outstanding Interest or Outstanding Voting Interest is, less than the percentage specified in any provision of the Certificate of Incorporation, the by-laws of the Company or this Agreement as a condition to the applicability of any rights, obligations, covenants or agreements contained therein or herein, provided that BT shall have no liability under this Section 10.4 to the extent that such failure to notify the Company as provided herein is inadvertent.


SECTION 11.  CONDITIONS TO BT'S OBLIGATIONS


     BT's obligation to purchase and pay for the Shares is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:


     11.1. Representations and Warranties. The representations and warranties of the Company set forth in Section 3 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date, as if made on and as of such date, taking into account any date specified therein.



     11.2. Agreements and Conditions. The Company shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein that are required to be performed or complied with by it on or before the Closing Date.

     11.3. Governmental Approvals. An FCC Order shall have been obtained, which has not been revoked or stayed as of the Closing Date, the waiting period under the HSR Act shall have expired or been terminated and review and investigation under Exon-Florio shall have been terminated and the President shall have taken no action authorized under Exon-Florio, provided that such governmental approvals shall not be deemed to have been obtained for purposes hereof if such governmental approvals contain a condition or restriction that, in the reasonable opinion of BT, would materially diminish, taken as a whole, BT's rights or protections with respect to its investment in the Company under this Agreement, the Certificate of Amendment or the By-Law Amendments.

     11.4. Purchase of Shares Not Enjoined. The purchase of the Shares by BT shall not have been enjoined (temporarily or permanently) as of the Closing Date.


     11.5. Stockholder Approval. The stockholders of the Company shall have approved the Proposals at the Stockholders' Meeting by the affirmative vote of a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock.


     11.6. Other Agreements. Each of the Newco Agreement, the BT North America Agreement and the Registration Rights Agreement shall have been executed by the Company and delivered to BT, all actions required to have been taken thereunder on or prior to the Closing hereunder shall have been accomplished and all other conditions thereto (other than the Closing under this Agreement) shall have been satisfied or waived.


     11.7. Non-U.S. Ownership Certificate. The Company shall have delivered to BT a certificate, signed by a duly authorized officer, calculating the percentage of the Company's outstanding capital stock that is Owned of Record or Voted by Non-U.S. Persons or Entities in a manner that the Company reasonably believes, upon the advice of counsel, is appropriate for determining compliance with Section 310(b)(4) of the Communications Act (the "Non-U.S. Ownership Certificate").


     11.8. Rights Plan. The Rights Plan shall have been adopted by the Company, its effectiveness contingent upon the closing of the Transactions.


     11.9. Section 203. The Board of Directors of the Company shall have taken appropriate action so that, if the Closing occurs, the provisions of Section 203 of the DGCL restricting "business combinations" with "interested stockholders" (each as defined in such Section 203) will not apply to BT or any Person who as of August 4, 1993, was an Affiliate of BT.


     11.10. NASDAQ Notification. The Company shall have provided notification of the proposed issuance of the Shares to the NASDAQ pursuant to Schedule D to the By-Laws of the NASD.


     11.11. Number of Shares to be Delivered. (a) The total number of Fixed Shares, and Optional Shares and Conversion Shares (whether or not BT elects to purchase the Optional Shares), after giving effect to any reduction pursuant to
Section 2.1(b) or 2.1(c), shall represent at least 19% of the total number of outstanding Common Shares (excluding Section 9.2 Shares), calculated as of the seventh Business Day prior to the Closing and after giving effect to the purchase of the Shares by BT at the Closing and the exchange of shares pursuant to Section 2.3.


     (b) The aggregate percentage of the outstanding capital stock of the Company represented by all shares of such capital stock to be Owned of Record or Voted by BT and its Affiliates immediately following the Closing, together with all other capital stock Owned of Record or Voted by Non-U.S. Persons or Entities as set forth in the survey conducted in connection with the Non-U.S. Ownership Certificate (or as otherwise known to BT), after giving effect to the purchase of the Shares by BT at the Closing, shall not exceed the Closing Foreign Ownership Limitation.

SECTION 12.  CONDITIONS TO THE COMPANY'S OBLIGATIONS

     The Company's obligation to sell the Shares to BT is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

     12.1. Representations and Warranties. The representations and warranties of BT contained in Section 4 hereof shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date, as if made on and as of such date.

     12.2. Agreements and Conditions. BT shall have performed and complied in all material respects with all agreements, covenants and conditions contained herein that are required to be performed or complied with by it on or before the Closing Date.

     12.3. Governmental Approvals. An FCC Order shall have been obtained, which has not been revoked or stayed as of the Closing Date, the waiting period under the HSR Act shall have expired or been terminated and review and investigation under Exon-Florio shall have been terminated and the President shall have taken no action authorized under Exon-Florio, provided that such governmental approvals shall not be deemed to have been obtained for purposes hereof if such governmental approvals contain a condition or restriction that would materially and adversely affect the business of the Company and its Subsidiaries, taken as a whole, or, in the reasonable opinion of the Company, would materially diminish, taken as a whole, the Company's rights or protections under this Agreement, provided that the provisions of Section 9.12(a) shall be deemed material to the Company for purposes hereof and Section 8.2.

     12.4. Sale of Shares Not Enjoined. The sale of the Shares by the Company shall not have been enjoined (temporarily or permanently) as of the Closing Date.


     12.5. Stockholder Approval. The stockholders of the Company shall have approved the Proposals at the Stockholders' Meeting by the affirmative vote of a majority of the votes entitled to be cast by the holders of all outstanding shares Common Stock.


     12.6. Other Agreements. Each of the Newco Agreement, the BT North America Agreement and the Registration Rights Agreement shall have been executed by BT and delivered to the Company, all actions required to have been taken thereunder on or prior to the Closing hereunder shall have been accomplished and all other conditions thereto (other than the Closing under this Agreement) shall have been satisfied or waived.

     12.7. NASD Approval. The Company shall have been advised by the NASD that the Common Stock will continue to be designated as a "NASDAQ National Market System security" (as defined for purposes of Schedule D to the By-Laws of the NASD) after the issuance and sale of the Shares and the Conversion Shares and the effectiveness of the provisions of this Agreement relating to BT and the Company.


     12.8. Foreign Ownership Limitation. The aggregate percentage of the outstanding capital stock of the Company represented by all shares of such capital stock to be Owned of Record or Voted by BT and its Affiliates immediately following the Closing, together with all other capital stock Owned of Record or Voted by Non-U.S. Persons or Entities as set forth in the survey conducted in connection with the Non-U.S. Ownership Certificate (or as otherwise known to the Company), after giving effect to the purchase of the Shares by BT at the Closing, shall not exceed the Closing Foreign Ownership Limitation, provided that the total number of Fixed Shares, Optional Shares and Conversion Shares (subject to purchase at the option of BT), after giving effect to any reduction pursuant to Section 2.1(b) or 2.1(c), shall represent at least 19% of the outstanding Common Shares (excluding Section 9.2 Shares), calculated as of the seventh Business Day prior to the Closing and after giving effect to the purchase of the Shares by BT at the Closing and the exchange of shares pursuant to Section 2.3.


SECTION 13.  TERMINATION

     13.1. Termination. This Agreement and the transactions contemplated hereby may be terminated at any time prior to the Closing Date:

          (a) Mutual Consent.  By mutual consent of the Company and BT;

          (b) Expiration Date. By the Company or BT by written notice to the other party at any time after the first anniversary of the date of this Agreement if any condition is not waived or satisfied within such one year period until such time as all conditions are waived or satisfied; provided, however, that if any condition shall not have been waived or satisfied within such one year period due to the willful act or omission of one of the parties, that party may not terminate this Agreement;

          (c) Permanent Injunction. By the Company or BT if consummation of the Transactions shall violate any final non-appealable order, decree or judgment of any court or governmental body having competent jurisdiction;

          (d) Lack of FCC Approval. By the Company or BT if an FCC Order shall be permanently and unconditionally denied;

          (e) Failure to Honor Agreements. By the Company or BT if the other party shall have failed to perform or comply in any material respect with any agreement or covenant contained herein that is required to be performed or complied with by it on or before the Closing Date after having been provided by the other party written notice of, and a reasonable opportunity to cure, such failure;

          (f) Other Offer. By BT if (i) the Board of Directors of the Company recommends the acceptance of a tender offer or exchange offer by a third party for outstanding shares of the Common Stock, (ii) prior to the Stockholders' Meeting the Board of Directors of the Company fails to recommend or withdraws its recommendation to the stockholders of the Proposals, or (iii) the Company enters into an agreement in principle or a definitive agreement with a Person other than BT with respect to an Acquisition Proposal; or

          (g) Lack of Stockholder Approval. By the Company or BT if the stockholders of the Company shall have failed to approve the Proposals at the Stockholders' Meeting.

     13.2. Effect of Termination. If this Agreement is terminated pursuant to this Section 13, this Agreement shall forthwith become wholly void and of no further force and effect and all further obligations of the Company and BT or their respective officers or directors with respect to any obligation under this Agreement shall terminate without further liability except (i) for the provisions set forth in Section 5 other than in Section 5.1(b) (except that the date "June 2, 1995" shall be substituted for the words "the fourth anniversary of the Closing Date" in the first sentence of Section 5.1 and, if the Registration Rights Agreement shall not yet have been entered into, the first two sentences of Section 5.5 shall be terminated), (ii) for the provisions of Sections 7.1, 7.2, 7.3 and 10.2, which shall terminate on the later of the first anniversary of the date of such termination (the "Termination Date") or December 31, 1994 (except that the Termination Date shall be deemed substituted in place of the term "Closing Date" wherever the same appears in such provisions of
Section 7), (iii) for the obligations of the Company and BT under Section 14.2 and (iv) that such termination shall not constitute a waiver or bar by any party of any rights or remedies at law or in equity it may have by reason of a breach of this Agreement by the other party.

SECTION 14.  MISCELLANEOUS

     14.1. Notices. All notices, demands, requests, certificates or other communications under this Agreement shall be in writing and shall be telegraphed, mailed by certified or registered mail with charges prepaid, hand delivered or sent by facsimile transmission, by tested or otherwise authenticated telex or cable or by commercial courier guaranteeing next Business Day delivery:

     (i) if to the Company:

                         MCI Communications Corporation
                         1801 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20006
                         Attention:  Mr. John Whiteside

                                     Senior Vice President


          with a copy to:

                         MCI Communications Corporation
                         1801 Pennsylvania Avenue, N.W.
                         Washington, D.C.  20006
                         Attention:  John R. Worthington, Esq.
                                     Senior Vice President and General Counsel

          and a copy to:

                         Simpson Thacher & Bartlett
                         425 Lexington Avenue
                         New York, New York  10017
                         Attention:  Richard I. Beattie, Esq.

     (ii) if to BT:

                         British Telecommunications plc
                         BT Centre
                         81 Newgate Street
                         London EC1A 7AJ
                         England
                         Attention:  Mr. Colin R. Green
                                     Solicitor and Chief Legal Adviser

          with a copy to:

                         Milbank, Tweed, Hadley & McCloy
                         1 Chase Manhattan Plaza
                         New York, New York  10005
                         Attention:  Albert F. Lilley, Esq.

Any notice delivered after business hours or on a Saturday, Sunday or legal holiday at the place designated in such delivery shall be deemed for purposes of computing any time period hereunder to have been delivered on the next Business Day.

     14.2. Expenses. Each party shall bear its own expenses, including the fees and expenses of any attorneys, accountants, investment bankers, brokers, finders or other intermediaries or other Persons engaged by it, incurred in connection with this Agreement or the other agreements contemplated hereby and the Transactions.


     14.3. Restrictive Trade Practices Act. No provision of this Agreement or any other agreements or documents relating to the Transactions, which is subject to registration under the RTPA shall come into effect until the day following the date that particulars of this Agreement (and such other agreement or document) have been furnished to the Director General of Fair Trading pursuant to Section 24 of the RTPA (or such date following such furnishing of particulars as may be provided for such in relation to any such restriction).



     14.4. Amendment and Restatement; Effectiveness of Representations, Warranties and Agreements. (a) This Agreement amends certain provisions of the Original Investment Agreement and restates the terms of the Original Investment Agreement in their entirety so as to reflect and give effect to such amendments; except as provided in Section 14.4(b), all amendments to the Original Investment Agreement effected by this

Agreement, and all other covenants, agreements, terms and provisions of this Agreement, shall have effect from the date of the Original Investment Agreement.



     (b) Each of the representations and warranties made in Sections 3 and 4 shall be deemed (i) to be made on the date of the Original Investment Agreement (other than the representations and warranties in respect of this Agreement that are contained in Sections 3.2 and 4.2, which are made as of the date hereof) and as of the Closing Date and (ii) not made on the date hereof (except as set forth in the parenthetical in clause (i) above).



     (c) All representations and warranties made by the Company or BT herein or in any certificate or other instrument delivered by it or on its behalf under this Agreement shall not survive the Closing.



     14.5. Benefits; Assignment. The provisions of this Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns; however, except as expressly provided in this Agreement, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (i) by the Company under any circumstances (other than as provided in Section 5) or (ii) by BT, except (1) to a wholly owned direct or indirect subsidiary of BT, provided that BT (A) shall remain liable for the performance by any such subsidiary of its obligations under this Agreement, (B) shall act as agent for any and all such subsidiaries in connection with the receipt or giving of any and all notices under this Agreement and (C) shall not cause or permit any such subsidiary to be other than a wholly owned direct or indirect subsidiary of BT and (2) BT may assign its rights under the Registration Rights Agreement as permitted in clause (v) of the first sentence of Section 5.1(b). Nothing in this Agreement, express or implied, is intended to confer upon any Person other than the parties hereto and their respective successors and permitted assigns any rights, remedies or obligations under or by reason of this Agreement.



     14.6. Entire Agreement; Amendment and Waiver. (a) This Agreement (which includes the Schedules and Exhibits hereto), the Newco Agreement and the "Related Agreements" (as defined in the Newco Agreement) constitute the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof except for those written agreements or understandings executed in writing by a duly authorized officer of each party subsequent to August 4, 1993.


     (b) This Agreement may not be amended, changed, supplemented, waived or otherwise modified except by an instrument in writing signed by the party against which enforcement is sought. Any waiver by any party hereto of a breach of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     14.7. Headings. The headings in this Agreement are for convenience only and shall not affect the construction hereof.

     14.8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.


     14.9. Remedies. (a) Each of the Company and BT acknowledges that the other party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of the other party in this Agreement were not performed in accordance with its terms, and it is therefore agreed that each of BT and the Company, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, subject to Section 14.10, enjoining any such breach and enforcing specifically the terms and provisions hereof, and each of BT and the Company hereby waive any and all defenses they may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. Notwithstanding anything to the contrary contained herein, any action that the Company or the Board of Directors of the Company is required to take or is prohibited from taking pursuant to an order of a court shall not give rise to a breach of this Agreement, provided that (i) the Company is not prior to such order in breach of this Agreement with respect to such action and (ii) the Company has used reasonable efforts in good faith (including, without limitation, the taking of any appropriate appeals) to resist the imposition of such order.


     (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.


     14.10. SUBMISSION TO JURISDICTION; WAIVERS. EACH OF BT AND THE COMPANY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF BROUGHT BY THE OTHER PARTY HERETO OR ITS SUCCESSORS OR ASSIGNS, MAY BE BROUGHT AND DETERMINED IN THE SUPREME COURT OF THE STATE OF NEW YORK IN NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH OF BT AND THE COMPANY HEREBY IRREVOCABLY SUBMITS WITH REGARD TO ANY SUCH ACTION OR PROCEEDING FOR ITSELF AND IN RESPECT TO ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH OF BT AND THE COMPANY HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE, COUNTERCLAIM OR OTHERWISE, IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE DEFENSE OF SOVEREIGN IMMUNITY, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON OTHER THAN THE FAILURE TO SERVE PROCESS IN ACCORDANCE WITH THIS SECTION 14.10, THAT IT OR ITS PROPERTY IS EXEMPT OR IMMUNE FROM JURISDICTION OF ANY SUCH COURT OR FROM ANY LEGAL PROCESS COMMENCED IN SUCH COURTS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OF JUDGMENT, EXECUTION OF JUDGMENT OR OTHERWISE), AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THAT THE SUIT, ACTION OR PROCEEDING IN ANY SUCH COURT IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, MAY NOT BE ENFORCED IN OR BY SUCH COURTS AND FURTHER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BENEFIT OF ANY DEFENSE THAT WOULD HINDER, FETTER OR DELAY THE LEVY, EXECUTION OR COLLECTION OF ANY AMOUNT TO WHICH THE PARTY IS ENTITLED PURSUANT TO THE FINAL JUDGMENT OF ANY COURT HAVING JURISDICTION. BT HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM (IN SUCH CAPACITY, THE "PROCESS AGENT"), WITH AN OFFICE ON AUGUST 4, 1993, AT 1633 BROADWAY, NEW YORK, NEW YORK 10019, AS THE DESIGNEE, APPOINTEE AND AGENT OF BT TO RECEIVE, FOR AND ON BEHALF OF BT SERVICE OF PROCESS IN SUCH JURISDICTION IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND SUCH SERVICE SHALL BE DEEMED COMPLETE UPON DELIVERY THEREOF TO THE PROCESS AGENT, PROVIDED THAT IN THE CASE OF ANY SUCH SERVICE UPON THE PROCESS AGENT, THE PARTY EFFECTING SUCH SERVICE SHALL ALSO DELIVER A COPY THEREOF TO BT IN THE MANNER PROVIDED IN SECTION 14.1. BT SHALL TAKE ALL SUCH ACTION AS MAY BE NECESSARY TO CONTINUE SAID APPOINTMENT IN FULL FORCE AND EFFECT OR TO APPOINT ANOTHER AGENT SO THAT BT WILL AT ALL TIMES HAVE AN AGENT FOR SERVICE OF PROCESS FOR THE ABOVE PURPOSES IN NEW YORK, NEW YORK. EACH OF BT AND THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED AIRMAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS SET FORTH IN THIS AGREEMENT, SUCH SERVICE OF PROCESS TO BE EFFECTIVE UPON ACKNOWLEDGEMENT OF RECEIPT OF SUCH REGISTERED MAIL. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EITHER PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE OTHER PARTY IN ANY OTHER JURISDICTION IN WHICH THE OTHER PARTY MAY BE SUBJECT TO SUIT. BT EXPRESSLY ACKNOWLEDGES THAT THE FOREGOING WAIVER IS INTENDED TO BE IRREVOCABLE UNDER THE LAWS OF THE STATE OF NEW YORK AND OF THE UNITED STATES OF AMERICA, PROVIDED THAT BT'S CONSENT TO JURISDICTION AND SERVICE CONTAINED IN THIS SECTION 14.10 IS SOLELY FOR THE PURPOSE REFERRED TO IN THIS SECTION 14.10 AND SHALL NOT BE DEEMED TO BE A GENERAL SUBMISSION TO SAID COURTS OR IN THE STATE OF NEW YORK OTHER THAN FOR SUCH PURPOSE.


     IN THE EVENT OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS AND BUSINESS OF THE PROCESS AGENT TO ANY OTHER CORPORATION BY CONSOLIDATION, MERGER, SALE OF ASSETS OR OTHERWISE, SUCH OTHER CORPORATION SHALL BE SUBSTITUTED HEREUNDER FOR THE PROCESS AGENT WITH THE SAME EFFECT AS IF NAMED HEREIN IN PLACE OF CT CORPORATION SYSTEM.

     14.11. Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     14.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                          MCI COMMUNICATIONS CORPORATION

                                          By:
                                              Name:
                                              Title:

                                          BRITISH TELECOMMUNICATIONS plc

                                          By:
                                              Name:
                                              Title:

                                                                       EXHIBIT A



                            CERTIFICATE OF AMENDMENT


                                       OF

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                         MCI COMMUNICATIONS CORPORATION

                     PURSUANT TO SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

                      ------------------------------------

     MCI Communications Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (hereinafter, the "Corporation"), DOES HEREBY CERTIFY:

     FIRST:  That at a meeting of the Board of Directors of the Corporation held
on             , 1994 resolutions were duly adopted setting forth proposed amendments to the Restated Certificate of Incorporation of the Corporation, declaring said amendments to be advisable, and directing that said amendments be considered at a special meeting of the stockholders of the Corporation. The resolution setting forth the proposed amendments is as follows:

          "RESOLVED, that the board of directors hereby declares it advisable that the Restated Certificate of Incorporation of this corporation be amended as follows:

          (i) That section 4 of the Restated Certificate of Incorporation be amended by deleting the introductory paragraph of section 4 in its entirety and substituting in lieu thereof the following:


        'Authorized Capital Stock. The total number of shares of stock that this corporation shall have authority to issue is Two Billion Five Hundred Fifty Million (2,550,000,000) shares of par value of ten cents ($.10) each, divided into three classes: Fifty Million (50,000,000) shares designated as Preferred Stock (hereinafter, the "Preferred Stock"); Five Hundred Million (500,000,000) shares designated as Class A Common Stock (hereinafter, the "Class A Common Stock"); and Two Billion (2,000,000,000) shares designated as Common Stock (hereinafter, the "Common Stock").'



          (ii) That section 4 of the Restated Certificate of Incorporation be further amended by relettering paragraph (b) and paragraph (c), respectively, of section 4 to become paragraph (c) and paragraph (d) of section 4, respectively; and any and all references throughout the Restated Certificate of Incorporation to the paragraphs of section 4 formerly lettered as paragraphs (b) and (c) shall be amended accordingly to refer to paragraphs (c) and (d), respectively.


          (iii) That section 4 of the Restated Certificate of Incorporation be further amended by adding the following as a new paragraph (b) of section 4:

             '(b) The Class A Common Stock.

             (1) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4) shall have been met and after this corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts in respect of the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4), and subject further to any other conditions that may be fixed in accordance with the provisions of paragraph (a) of this section 4, including, without limitation, the right of any of the holders of any series of Preferred Stock to participate therein, the holders of shares of Class A Common Stock shall be entitled to receive, when, as and if declared by the board of directors out of funds legally available for the

                                      I-A-1
        purpose, dividends, payable on the same date fixed for the payment of the corresponding dividend on the Common Stock (other than a dividend payable in shares of Common Stock), in an amount per share (rounded to the nearest cent if payable in cash) equal to the aggregate per share amount of any cash dividend and the aggregate per share amount (payable in kind) of any non-cash dividend (other than a dividend payable in shares of Common Stock) paid on the Common Stock.


             (2) In the event this corporation shall at any time declare and pay any dividend on the Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case this corporation shall, as the case may be, declare and pay an equivalent dividend per share on the Class A Common Stock payable in shares of Class A Common Stock or effect an equivalent subdivision or combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Class A Common Stock) into a greater or lesser number of shares of Class A Common Stock.

             (3) This corporation shall declare a dividend on the Class A Common Stock as provided in subparagraph (1) and subparagraph (2) of this paragraph (b) at the same time that it declares any dividend on the Common Stock and shall effect a subdivision or combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Class A Common Stock) into a greater or lesser number of shares of Class A Common Stock as provided in subparagraph (2) of this paragraph (b) at the same time that it effects any subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock.

             (4) Except as set forth in subparagraphs (1) through (3) of this paragraph (b), holders of shares of the Class A Common Stock shall not be entitled to receive, and this corporation shall not declare or pay, any dividend or distribution (whether in cash, property or securities) on the Class A Common Stock.

             (5) After distribution in full of the preferential amount, if any, to be distributed to the holders of the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4) in the event of any voluntary or involuntary liquidation, dissolution or winding-up of this corporation, the holders of the Class A Common Stock shall, subject to the right, if any, of the holders of any series of Preferred Stock to participate therein (fixed in accordance with the provisions of paragraph (a) of this section 4), be entitled together with the holders of the Common Stock to receive all the remaining assets of this corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares held by each such holder.

             (6) Except as may otherwise be required by law, this Certificate of Incorporation or the provisions of the resolutions adopted by the board of directors pursuant to paragraph (a) of this section 4, each holder of the Class A Common Stock shall have one vote in respect of each share of the Class A Common Stock held by such holder on each matter in respect of which the holders of the Common Stock are entitled to vote, and the holders of the Class A Common Stock shall vote together with the holders of the Common Stock as a single class; provided, however, that the holders of the Class A Common Stock shall not be entitled to vote in the election of directors except as provided in subparagraph (7) of this paragraph (b).


             (7) (i) The holders of the Class A Common Stock shall have the right, voting separately as a class together with the holders of any series of Preferred Stock that is accorded the right (fixed in accordance with the provisions of paragraph (a) of this section 4) to vote for the election of Class A Directors (as defined below) together with the holders of the Class A Common Stock as a single class (hereinafter, the Class A Preferred Stock") to elect that number of directors of this corporation (hereinafter, the "Class A Directors") equal to the product (rounded to the nearest whole number if such product is not a whole number) of (x) the Outstanding Voting Interest (as


                                      I-A-2
        hereinafter defined in subdivision (xv) of subparagraph (11) of this paragraph (b)) times (y) the total number of directors constituting the whole board of directors, at each meeting of the stockholders held for the purpose of electing directors; provided that, at any time that the Outstanding Voting Interest is from and including 15% to and including 20%, then in calculating such number of directors the multiplier set forth in the preceding clause (x) shall be deemed to be 20% in lieu of the then Outstanding Voting Interest; and provided further that while
        Section 310(b) of the Communications Act of 1934, as amended (or any successor provision of law), remains in effect, under no circumstances shall the holders of Class A Common Stock (either alone or together with holders of any Class A Preferred Stock) have the right to elect directors such that the number of Class A Directors would constitute more than the maximum percentage of the total directors of this corporation permitted under such Section 310(b) and under no circumstances shall the number of Class A Directors serving on the board of directors be more than the maximum percentage permitted under such
        Section 310(b). The directors of this corporation other than the Class A Directors shall be elected by the holders of the class or classes or series of stock entitled to vote therefor, but excluding the Class A Common Stock.



             (ii) At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of at least a majority in voting power then outstanding shares of Class A Common Stock and any Class A Preferred Stock shall be required and be sufficient to constitute a quorum of such class for the election of Class A Directors by such class. At any such meeting or adjournment thereof (x) the absence of a quorum of the holders of Class A Common Stock and any Class A Preferred Stock shall not prevent the election of directors other than the Class A Directors and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of the Class A Directors and (y) in the absence of a quorum of the holders of shares of Class A Common Stock and any Class A Preferred Stock, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting for the election of Class A Directors, from time to time, without notice (except as required by law) other than an announcement at the meeting, until a quorum shall be present.



             (iii) Except as provided in this subdivision (iii), each Class A Director shall serve until the next annual meeting of the stockholders and until such director's successor has been elected and qualified, subject to such director's earlier death, resignation, removal or retirement. Upon the conversion of all outstanding shares of Class A Common Stock pursuant to subdivision (ii) of subparagraph (9) of this paragraph (b), the term of office of all Class A Directors then in office shall thereupon terminate, the vacancy or vacancies resulting from such termination shall be filled by the remaining directors then in office, (other than any directors elected by the holders of one or more series of Preferred Stock voting separately as a class or series (as may be fixed in accordance with paragraph (a) of section 4 of this Certificate of Incorporation)) acting by majority vote of such remaining directors, and the director or directors so elected to fill such vacancy or vacancies shall not be treated hereunder or under the by-laws of this corporation as Class A Directors. If at any time the number of directors that the holders of the Class A Common Stock and any Class A Preferred Stock have the right to elect pursuant to subdivision (i) of this subparagraph (7) shall decrease other than as set forth in the preceding sentence (whether upon the conversion of shares of Class A Common Stock pursuant to subdivision (i) of subparagraph (9) of this paragraph (b), upon the decrease in the number of directors constituting the whole board of directors or otherwise), then the term of office of a number of Class A Directors then in office equal to such decrease shall terminate effective at the close of business on the fifteenth day following the event that resulted in such decrease (the "Termination Date"); provided, however, that if, prior to the Termination Date, the holders of the Class A Common Stock and any Class A Preferred Stock shall not have removed or caused to resign, in either case effective as of the Termination Date, a number of Class A Directors equal to such decrease, then the terms of office of all Class A Directors then in office shall terminate on the Termination Date. The vacancy or vacancies resulting from the termination provided for in the preceding sentence shall be filled as follows: (A) the vacancy or vacancies equal to the number of directors that the holders of the Class A Common Stock and any Class A Preferred Stock then have


                                      I-A-3
        the right to elect pursuant to subdivision (i) of this subparagraph (7) (after giving effect to the decrease referred to in the preceding sentence) shall be filled as provided in subdivision (iv) of this subparagraph (7), and the director or directors so elected to fill such vacancy or vacancies shall be treated hereunder and under the by-laws of this corporation as Class A Directors; and (B) the remaining vacancy or vacancies shall be filled by the remaining directors then in office (other than any directors elected by the holders of one or more series of Preferred Stock voting separately as a class or series (as may be fixed in accordance with paragraph (a) of section 4 of this Certificate of Incorporation)), acting by majority vote of such remaining directors, and the director or directors so elected to fill such vacancy or vacancies shall not be treated hereunder or under the by-laws as Class A Directors.



             (iv) Subject to subdivision (iii) of this subparagraph (7), in case of any vacancy occurring among the Class A Directors, the remaining Class A Director or Directors may appoint a successor to hold office for the unexpired term of the Class A Director whose place shall be vacant. If at any time the offices of all Class A Directors shall be vacant, then, subject to subdivision (iii) of this subparagraph (7), the holders of Class A Common Stock then outstanding, voting separately as a class together with the holders of any Class A Preferred Stock, may, either by written consent or at a special meeting of such holders called in accordance with the by-laws of this corporation, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.


             (8) So long as any shares of Class A Common Stock are outstanding, this corporation shall not, without the written consent or affirmative vote of the holders of a majority of the shares of Class A Common Stock at the time outstanding, voting separately as a class, either in writing or by resolution adopted at an annual or special meeting called for the purpose, take, and this corporation shall not directly or indirectly engage in, any of the following actions (other than actions involving transactions solely between or among this corporation and one or more wholly owned Subsidiaries (as hereinafter defined in subdivision (xix) of subparagraph (11) of this paragraph (b)) of this corporation):

                (i) The amendment of this Certificate of Incorporation so as to affect adversely the rights of holders of shares of Class A Common Stock;

                (ii) Any Business Combination (as hereinafter defined in subdivision (iv) of subparagraph (11) of this paragraph (b)) to be effected prior to the fourth anniversary of the Closing Date (as hereinafter defined in subdivision (v) of subparagraph (11) of this paragraph (b));

                (iii) The issuance of any series or class of capital stock having either (A) more than one vote per share (other than pursuant to the Rights Plan (as hereinafter defined in subdivision (xviii) of subparagraph (11) of this paragraph (b))) or (B) a class vote on any matter, except to the extent such class vote is required by Delaware corporate law or to the extent that the holders of any series of preferred stock may have the right, voting separately as a class, to elect a number of directors of this corporation upon the occurrence of a default in payment of dividends or redemption price;


                (iv) (A) The adoption of any stockholder rights plan, or any other plan or arrangement that could reasonably be expected to disadvantage any stockholder on the basis of the size of its shareholding, such that any holder of Class A Common Stock or any of its Affiliates (as hereinafter defined in subdivision (i) of subparagraph (11) of this paragraph (b)) would be adversely affected in relation to their position under the Rights Plan as in effect on the Closing Date; provided that the adoption of a stockholder rights plan that is substantially similar to the Rights Plan as in effect on the Closing Date (without regard to the provisions of this Certificate of Incorporation or the Investment Agreement (as hereinafter defined in subdivision (x) of subparagraph (11) of this paragraph (b)) relating thereto) shall be deemed not to affect such holders and their Affiliates adversely in relation to their position under the Rights Plan as in effect on the Closing Date;


                                      I-A-4

                (B) The amendment, modification or termination of the Rights Plan (but excluding any redemption or exchange of the Rights (as hereinafter defined in subdivision (xvii) of subparagraph (11) of this paragraph (b)) effected in accordance with the terms of the Rights Plan and, to the extent applicable thereto, this Certificate of Incorporation and the Investment Agreement and excluding any amendment of the Rights Plan made in order that the execution of a definitive agreement providing for a Business Combination or the consummation of the transactions contemplated thereby would not result in the Rights thereby becoming exercisable, if at the time of such amendment this corporation would otherwise be entitled to redeem the Rights in accordance with the terms of this Certificate of Incorporation and the Investment Agreement) if such action would adversely affect the rights of holders of shares of Class A Common Stock and their Affiliates in relation to their position under the Rights Plan as in effect on the Closing Date (without regard to the provisions of this Certificate of Incorporation or the Investment Agreement) provided that the amendment of the Rights Plan to extend the expiration date or amend the exercise price thereof shall be deemed not to affect such holders and their Affiliates adversely in relation to their position under the Rights Plan as in effect on the Closing Date;



                (v) The issuance of Voting Securities (as hereinafter defined in subdivision (xxiii) of subparagraph (11) of this paragraph (b)) (excluding the issuance of Voting Securities pursuant to or upon (v) the terms of the Series D Convertible Preferred Stock or the Class A Common Stock, (w) the exercise or exchange of the Rights, (x) grants or issuances of capital stock or any options or any other rights to acquire shares of capital stock pursuant to Employee Stock Plans (as hereinafter defined in subdivision (viii) of subparagraph (11) of this paragraph (b)) and any Voting Securities issuable upon the exercise or exchange of any such options or other rights, (y) the exercise of any option or options to purchase Voting Securities granted in connection with the execution of a definitive agreement providing for any Business Combination or (z) the reissuance of Voting Securities purchased by this corporation subsequent to August 4, 1993) representing voting power in excess of (A) 10% of the aggregate voting power of the outstanding Voting Securities as of the date of such issuance in any single or related series of transactions or (B) 15% of the aggregate voting power of the average number of Voting Securities outstanding over a rolling three-year period; provided that, for purposes of this subdivision (v), (i) the issuance of options, warrants or other securities exercisable for or convertible into shares of capital stock shall be deemed to be the issuance of the shares of capital stock for or into which such securities are exercisable or convertible and capital stock shall be deemed to be issued on the date that this corporation executes an agreement to issue such capital stock unless, at the time of such execution, this corporation shall have elected to consider such capital stock to be issued on a subsequent date and (ii) such percentages shall be calculated after giving effect to the issuance or issuances in question;



                (vi) The issuance of Voting Securities (other than issuances (A) applicable on a pro rata basis to all holders of a class or series of capital stock generally, (B) upon the exercise of the Rights or (C) upon the exercise of any option or options to purchase Voting Securities granted in connection with the execution of a definitive agreement providing for any Business Combination) to any person (other than a holder of Class A Common Stock or any of its Affiliates) that beneficially owns, or as a result thereof would beneficially own, more than 5% of the outstanding Voting Securities, and transactions (other than transactions (x) applicable on an equal basis to all holders of a class or series of capital stock generally,
           (y) in accordance with the Rights Plan or (z) any Business Combination effected subsequent to the fourth anniversary of the Closing Date) with any person that beneficially owns more than 5% of the outstanding shares of capital stock of this corporation;



                (vii) Any single or related series of acquisitions of businesses or assets or investments therein (including, without limitation, the formation of a joint venture with persons other than holders of Class A Common Stock or any of their Affiliates), other than money market types of


                                      I-A-5
           investments and trade receivables, pursuant to which the Fair Market Value (as hereinafter defined in subdivision (ix) of subparagraph
           (11) of this paragraph (b)) of the aggregate purchase price paid by this corporation will exceed 20% of the Market Capitalization (as hereinafter defined in subdivision (xii) of subparagraph (11) of this paragraph (b)) of this corporation at the time that this corporation executes a definitive agreement to effect such acquisition or investment;



                (viii) Any single or related series of acquisitions of businesses or assets or investments (including, without limitation, the formation of a joint venture with persons other than holders of Class A Common Stock or any of their Affiliates) in a Non-Core Business (as hereinafter defined in subdivision (xiii) of subparagraph (11) of this paragraph (b)) pursuant to which the Fair Market Value of the aggregate purchase price paid by this corporation will exceed 5% of the Market Capitalization of this corporation at the time that this corporation executes a definitive agreement to effect such acquisition or investment, except to the extent that any such Non-Core Business is obtained in the course of a bona fide transaction the principal purpose of which is the acquisition of a Core Business (as hereinafter defined in subdivision (vii) of subparagraph (11) of this paragraph (b));



                (ix) Any single or related series of sales, transfers or other dispositions or encumbrances of assets having a Fair Market Value in excess of 15% of the aggregate Fair Market Value of the total assets of this corporation and its Subsidiaries taken as a whole at the time that this corporation executes a definitive agreement to effect such disposition or encumbrance; provided that a sale of all or substantially all of the assets of this corporation shall not be deemed a sale, transfer or other disposition or encumbrance for purposes of this subdivision (ix);



                (x) The incurrence of indebtedness for money borrowed, including, without limitation, financing whether or not required to be presented on the consolidated balance sheet of this corporation and its Subsidiaries in accordance with generally accepted accounting principles, that would cause this corporation's ratio of consolidated debt-to-total capitalization to exceed 65%; for purposes of this subdivision (x), "total capitalization" means the sum of consolidated stockholders' equity and consolidated long-term indebtedness (including, without limitation, financing that is not required to be presented on such consolidated balance sheet); and


                (xi) The declaration of any extraordinary cash dividends or other distribution to holders of any class or classes, and/or any series thereof, of capital stock in excess of 5% of the Market Capitalization of this corporation at the time of such dividend or other distribution;


        provided, however, that nothing in the foregoing shall require any consent or affirmative vote of the holders of the Class A Common Stock pursuant to this subparagraph (8) in order for this corporation to satisfy its obligations or exercise its rights under the Investment Agreement, the Joint Venture Agreement (as hereinafter defined in subdivision (xi) of subparagraph (11) of this paragraph (b)) or any "Related Agreement" (as defined in the Joint Venture Agreement), for any transaction pursuant to the terms of the Series D Preferred Stock or the Class A Common Stock, for any other transaction between or in respect of this corporation or any of its Affiliates, on the one hand, and any holder of Series D Preferred Stock or the Class A Common Stock or any of their Affiliates, on the other hand, or in connection with any action pursuant to a Requirement of Law (as hereinafter defined in subdivision
        (xvi) of subparagraph (11) of this paragraph (b)).


             (9) (i) If any issued and outstanding share of Class A Common Stock is Transferred (as hereinafter defined in subdivision (xx) of subparagraph (11) of this paragraph (b)) to any person other than a wholly owned direct or indirect subsidiary of the transferring holder or the corporate parent or ultimate corporate parent of the transferring holder (provided that such transferring holder is a wholly owned direct or indirect subsidiary of such corporate parent or ultimate corporate parent), each share of Class A Common Stock so Transferred shall be automatically converted, without any action on the part of this corporation or any action on the part of the transferring holder, into one fully paid and nonassessable share of the Common Stock.

                                      I-A-6

             (ii) Upon the occurrence of a Conversion Event (as hereinafter defined in subdivision (vi) of subparagraph (11) of this paragraph (b)), without any action on the part of this corporation or the holders of shares of Class A Common Stock, each share of Class A Common Stock issued and outstanding immediately prior to the Conversion Event shall automatically be converted into one fully paid and nonassessable share of the Common Stock. Upon the occurrence of a Conversion Event, prompt written notice thereof and of the resulting conversion of the Class A Common Stock shall be given by first class mail, postage prepaid, to each person who immediately prior to the Conversion Event was a holder of record of shares of Class A Common Stock at such person's address as the same appears on the stock register of this corporation; provided, however, that no failure to give such notice nor any defect therein shall affect the effectiveness of the conversion of any shares of Class A Common Stock. Each such notice shall include a statement setting forth the place or places where certificates formerly representing shares of Class A Common Stock are to be surrendered in accordance with subparagraph (iv) of this subparagraph (9).

             (iii) Conversion pursuant to this subparagraph (9) shall be deemed to have been effected at the time of the Transfer or the Conversion Event, as the case may be, that resulted in such conversion (hereinafter, the "Conversion Time"). Immediately upon such conversion, the rights of the holders of shares of Class A Common Stock so converted as such shall cease and such holders shall be treated for all purposes as having become the record owners of the shares of Common Stock issuable upon such conversion; provided, however, that such persons shall be entitled to receive when paid any dividends declared on the Class A Common Stock as of a record date preceding the Conversion Time and unpaid as of the Conversion Time. In the event the stock transfer books of this corporation shall be closed at the Conversion Time, such person or persons shall be deemed to have become such holder or holders of record of the Common Stock at the opening of business on the next succeeding day on which such stock transfer books are open.

             (iv) As promptly as practicable after the Conversion Time, upon the delivery to this corporation of the certificates formerly representing shares of Class A Common Stock, this corporation shall deliver or cause to be delivered, to or upon the written order of the record holder of the surrendered certificates formerly representing shares of Class A Common Stock, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock into which the shares of Class A Common Stock formerly represented by such certificates have been converted in accordance with the provisions of this subparagraph (9).

             (v) This corporation will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on the conversion of shares of Class A Common Stock pursuant to this subparagraph (9); provided, however, that this corporation shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the registered holder of Class A Common Stock converted or to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to this corporation the amount of any such tax or has established, to the satisfaction of this corporation, that such tax has been paid.

             (vi) This corporation shall at all times reserve and keep available, out of the aggregate of its authorized but unissued Common Stock and its issued Common Stock held in its treasury, for the purpose of effecting the conversion of the Class A Common Stock, the full number of shares of Common Stock then deliverable upon the conversion of all outstanding shares of the Class A Common Stock.

             (10) Subject to the provisions of the Investment Agreement, holders of Class A Common Stock shall be entitled to such Voting Equity purchase rights as may be accorded to such holders pursuant to Section 6.1 of the Investment Agreement, so long as such agreement remains in effect.

             (11) For purposes of this paragraph (b) (and, with respect to subdivision (v), subdivision (xvii) and subdivision (xxiii) of this subparagraph (11), for purposes of paragraph (d) of this

                                      I-A-7

        section 4, and, with respect to subdivision (ix), subdivision (x) and subdivision (xix) of this subparagraph (11), for purposes of section 9 of this Certificate of Incorporation):

                (i) "Affiliate" shall mean, as applied to a specified person, any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

                (ii) "Americas" shall have the meaning set forth in the Investment Agreement.

                (iii) "BT" shall mean British Telecommunications plc, a public limited company incorporated under the laws of England and Wales, or its successor.


                (iv) "Business Combination" shall mean a merger or consolidation in which this corporation is a constituent corporation and pursuant to which the Common Stock is exchanged for cash, securities or other property or a sale of all or substantially all of the assets of this corporation and its Subsidiaries taken as a whole; provided that neither (A) a merger or consolidation in which the beneficial ownership of the capital stock of this corporation or of the sole surviving corporation of the transaction (or of the ultimate parent of this corporation or of such sole surviving corporation) immediately after the consummation of such transaction is substantially the same as the beneficial ownership of the capital stock of this corporation immediately prior to the consummation thereof nor (B) a merger in which this corporation is the surviving corporation, in which all shares of the Common Stock outstanding immediately prior to the consummation of such merger remain outstanding immediately after the consummation thereof and the only change in the capital stock of the Company resulting from such merger is the issuance of shares of capital stock pursuant thereto, and in connection with which no consent or affirmative vote of the holders of the Class A Common Stock would otherwise be required under subparagraph (8) of this paragraph (b), shall be deemed a Business Combination.


                (v) "Closing Date" shall mean the first date that shares of Class A Common Stock are issued and sold under the Investment Agreement.

                (vi) "Conversion Event" shall mean any of the following occurrences:

                    (A) The Outstanding Interest (as hereinafter defined in
               subdivision (xiv) of this subparagraph (11)) becomes less than 10%, unless the Outstanding Interest becomes less than 10% solely as a result of an acquisition of Voting Securities beneficially owned by any holder of shares of Class A Common Stock or any of its Affiliates by this corporation pursuant to section 9 of this Certificate of Incorporation; provided, however, that a "Conversion Event" shall be deemed to occur if, subsequent to the aforesaid acquisition of Voting Securities by this corporation pursuant to said section 9, the Outstanding Interest is reduced as a result of any other action or transaction unless upon the consummation of such action or transaction the Outstanding Interest is not less than 10%.

                    (B) The holders of shares of Class A Common Stock have
               Transferred (other than to wholly owned direct or indirect subsidiaries of such holders) in the aggregate Voting Securities representing more than 25% of the largest amount in voting power of Voting Securities at any time beneficially owned by such holders and any of their Affiliates (adjusted for stock splits, stock dividends and other combinations or reclassifications of the capital stock of this corporation) and the Outstanding Interest is less than 15%, unless the holders of Class A Common Stock have so Transferred more than, or the Outstanding Interest has become less than, the applicable percentages as aforesaid solely as a result of an acquisition of Voting Securities beneficially owned by any holder of shares of Class A Common Stock or any of its Affiliates by this corporation pursuant to section 9 of this Certificate of Incorporation; provided, however, that a "Conversion Event" shall be deemed to occur if, subsequent to the aforesaid acquisition of Voting Securities by this corporation pursuant to said section 9, either (i) any holder of shares of Class A Common

                                      I-A-8

               Stock Transfers (other than to a wholly owned direct or indirect subsidiary of such holder and other than to this corporation pursuant to section 9 of this Certificate of Incorporation) any additional shares of capital stock of this corporation or (ii) the Outstanding Interest is reduced as a result of any other action or transaction, unless upon the consummation of such action or transaction the Outstanding Interest is not less than 15%.


                    (C) There shall have been a public announcement by this
               corporation that (i) this corporation or any of its Affiliates has exercised its right to require BT or any of its Affiliates to purchase this corporation's direct or indirect interest in the Joint Venture (as hereafter defined in subdivision (xi) of this subparagraph (11)) pursuant to the terms of the Joint Venture Agreement, (ii) this corporation or any of its Affiliates has transferred this corporation's direct or indirect interest in the Joint Venture to a third party in accordance with the terms of the Joint Venture Agreement or BT or any of its Affiliates has acquired this corporation's direct or indirect interest in the Joint Venture pursuant to the terms of the Joint Venture Agreement in connection with the proposed transfer of this corporation's direct or indirect interest in the Joint Venture,
               (iii) BT or any of its Affiliates has transferred BT's direct or indirect interest in the Joint Venture to a third party or this corporation or any of its Affiliates has acquired BT's direct or indirect interest in the Joint Venture pursuant to the terms of the Joint Venture Agreement in connection with a proposed transfer of BT's direct or indirect interest in the Joint Venture or (iv) BT or any of its Affiliates has exercised its right to require this corporation or any of its Affiliates to sell to BT this corporation's direct or indirect interest in the Joint Venture pursuant to the terms of the Joint Venture Agreement (other than as a result of the event described in clause (i) of subpart (D) of this subdivision (vi)).


                    (D) There shall have been a public announcement by this
               corporation that (i) BT or any of its Affiliates has exercised its right to require this corporation or any of its Affiliates to sell to BT or any of its Affiliates this corporation's direct or indirect interest in the Joint Venture as a result of a material breach by this corporation pursuant to Section 29.1(a) of the Joint Venture Agreement and (ii) this corporation has delivered a notice to BT in which this corporation set forth its consent to the conversion of shares of the Class A Common Stock.

                    (E) There shall have been a public announcement by this
               corporation that either (i) there has been any judicial determination (other than in an ex parte proceeding), following the notice and other procedures set forth in Section 9.14 of the Investment Agreement, that BT or any of its Affiliates has breached Section 5.1, 5.3, 7.1, 7.2, 7.3, 7.4, 10.2 or 10.3 of
               the Investment Agreement (other than BT's or such Affiliate's failure to have given timely any required notice thereunder, unless this corporation has been materially adversely affected by such failure) and, if such judicial determination has not set forth whether such breach was material with respect to the Investment Agreement, that such breach has been determined to be material with respect to such agreement by the Independent Directors in accordance with the procedures for a determination by the Independent Directors set forth in the Investment Agreement or (ii) there has been a "Loss of BT Rights" (as defined in Section 9.12(a) of the Investment Agreement) following an arbitration pursuant to Section 9.12(e) or 9.12(f) of the Investment Agreement.

                    (F) There shall have been a public announcement by this
               corporation that (i) this corporation or any of its Affiliates has exercised its right to require BT or any of its Affiliates to sell to this corporation or any of its Affiliates BT's direct or indirect interest in the Joint Venture pursuant to the terms of the Joint Venture Agreement and (ii) this corporation has delivered a notice to BT in which this corporation set forth its consent to the conversion of shares of the Class A Common Stock.

                                      I-A-9

                For purposes of this subdivision (vi), the issuance by this corporation of a press release in this corporation's customary manner shall be deemed to be 'public announcement by this corporation.'



                (vii) "Core Business" shall mean the "Core Business" (as defined in the Investment Agreement) of the Company in the Americas.


                (viii) "Employee Stock Plans" shall have the meaning set forth in the Investment Agreement.


                (ix) "Fair Market Value" shall mean, as to any shares or other property, the cash price at which a willing seller would sell and a willing buyer would buy such shares or property in an arms'-length negotiated transaction without time constraints, as determined by the Independent Directors in accordance with the procedures for a determination by the Independent Directors set forth in the Investment Agreement. Notwithstanding the foregoing, as to any shares of stock of this corporation issued to effect an acquisition or investment, "Fair Market Value" shall mean the Current Market Value of such shares.



                (x) "Investment Agreement" shall mean the Amended and Restated Investment Agreement dated as of January 31, 1994 between BT and this corporation, as such agreement may be amended, changed, supplemented or otherwise modified.



                (xi) "Joint Venture Agreement" shall mean the Joint Venture Agreement dated August 4, 1993 among BT, Moorgate (Twelve) Limited, a company incorporated under the laws of England and Wales, this corporation, MCI Ventures Corporation, a Delaware corporation, and BT Forty-Eight Company, an unlimited company incorporated under the laws of England and Wales (the "Joint Venture"), as such agreement may be amended, changed, supplemented or otherwise modified.


                (xii) "Market Capitalization" shall have the meaning set forth in the Investment Agreement.

                (xiii) "Non-Core Business" shall have the meaning set forth in the Investment Agreement.


                (xiv) "Outstanding Interest" shall mean the percentage of the aggregate voting power of the outstanding Voting Securities (other than voting power with respect to the election of directors or a class vote on specified matters) represented by the Voting Securities beneficially owned by any holder of shares of Class A Common Stock or any of its Affiliates; provided that, for purposes of calculating such percentage, Uncounted Shares (as hereinafter defined in subdivision (xxi) of this subparagraph (11)) shall be deemed not to be outstanding Voting Securities; provided, however, that the foregoing proviso shall not apply to the extent that, without the benefit of such proviso, the Outstanding Interest would be less than 7 1/2%.



                (xv) "Outstanding Voting Interest" shall mean the percentage of the aggregate voting power of the outstanding Voting Securities (other than voting power with respect to the election of directors or a class vote on specified matters) represented by the number of outstanding shares of Class A Common Stock and Class A Preferred Stock.


                (xvi) "Requirement of Law" shall have the meaning set forth in the Investment Agreement.

                (xvii) "Rights" shall mean the rights issued pursuant to the Rights Plan.

                (xviii) "Rights Plan" shall mean the Rights Agreement dated
                              , 1994 between this corporation and
                                   , as the same may be amended from time to time, or any successor plan thereto, as the same may be amended from time to time. For purposes of this subdivision (xviii), any rights plan adopted by this

                                     I-A-10
           corporation subsequent to the termination of such Rights Agreement or the expiration, redemption or exchange of the Rights shall be deemed a "successor plan thereto".

                (xix) "Subsidiary" shall mean any corporation or other entity of which at least a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by this corporation.


                (xx) "Transferred" shall mean the occurrence of any act pursuant to which, directly or indirectly, including by operation of law, the beneficial ownership of shares of Class A Common Stock shall have been offered, sold, transferred, assigned, pledged, hypothecated or otherwise disposed.


                (xxi) "Uncounted Shares" shall have the meaning set forth in the Investment Agreement.

                (xxii) "Voting Equity" shall mean any and all Voting Securities, securities of this corporation convertible into Voting Securities, and options, warrants or other rights to acquire Voting Securities.


                (xxiii) "Voting Securities" shall mean the Common Stock, the Class A Common Stock, any Class A Preferred Stock and any other securities of this corporation having voting power under ordinary circumstances with respect to the election of directors of this corporation.



             For purposes of this subparagraph (11), a person shall be deemed to "beneficially own" any securities in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on August 4, 1993; provided that capital stock of this corporation underlying any options, warrants, rights or other securities convertible into or exercisable for such capital stock shall not be deemed to be beneficially owned by any person if the applicable conversion price or exercise price, as the case may be, of such option, warrant, right or other security is more than the Current Market Value (as hereinafter defined in subdivision (i) of paragraph (b) of section 9 of this Certificate of Incorporation) of the underlying capital stock.



             (12) Shares of the Class A Common Stock may not be issued by this corporation other than pursuant to, or in accordance with, the terms hereof and of the Investment Agreement.'


          (iv) That section 4 of the Restated Certificate of Incorporation be further amended by deleting paragraph (c) (as relettered pursuant to clause
     (ii) of this resolution) of section 4 in its entirety and substituting in lieu thereof the following:


             '(c) Common Stock.



             (1) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4) shall have been met and after this corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts in respect of the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4), and subject to any other conditions that may be fixed in accordance with the provisions of paragraph (a) of this section 4, including, without limitation, the right of any of the holders of any series of Preferred Stock to participate therein, and subject further to the right of the holders of Class A Common Stock to participate therein to the extent provided in subparagraphs (1) and (3) of paragraph (b) of this section 4, then, but not otherwise, the holders of shares of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors.


             (2) In the event this corporation shall at any time effect a subdivision or combination or consolidation of the outstanding shares of Class A Common Stock into a greater or lesser number of shares of Class A Common Stock (other than pursuant to subparagraph (2) of paragraph (b) of this section 4), then in each such case this corporation shall effect an equivalent subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or

                                     I-A-11
        otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock.

             (3) After distribution in full of the preferential amount, if any, to be distributed to the holders of the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4) in the event of any voluntary or involuntary liquidation, dissolution or winding-up of this corporation, the holders of the Common Stock shall, subject to the right, if any, of the holders of any series of Preferred Stock to participate therein (fixed in accordance with the provisions of paragraph (a) of this section 4), be entitled together with the holders of the Class A Common Stock to receive all the remaining assets of this corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares held by each such holder.

             (4) Except as may otherwise be required by law, this Certificate of Incorporation or the provisions of the resolutions adopted by the board of directors pursuant to paragraph (a) of this section 4, each holder of the Common Stock shall have one vote in respect of each share of the Common Stock held by such holder on each matter voted upon by the stockholders. Holders of the Common Stock may not take any action that is required or permitted to be taken by them at an annual or special meeting of such stockholders without a meeting, without prior notice or without a vote, and the right of the holders of the Common Stock to act by written consent in lieu of a meeting is expressly denied.'

          (v) That section 4 of the Restated Certificate of Incorporation be further amended by deleting subparagraph (4) of paragraph (d) (as relettered pursuant to clause (ii) of this resolution) of section 4 in its entirety and substituting in lieu thereof the following:

             '(4) The authorized amount of shares of the Common Stock, of the Class A Common Stock and of the Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of a majority of the votes entitled to be cast thereon.'


          (vi) That section 4 of the Restated Certificate of Incorporation be further amended by deleting subparagraph (6) of paragraph (d) (as relettered pursuant to clause (ii) of this resolution) of section 4 in its entirety and substituting in lieu thereof the following:



             '(6) Notwithstanding any other provision of this Certificate of Incorporation, until the fourth anniversary of the Closing Date (as defined in subdivision (v) of subparagraph (11) of paragraph (b) of this section 4), so long as any shares of Class A Common Stock remain outstanding, this corporation shall not, without the affirmative vote of the holders of at least 75% in voting power of the Voting Securities (as defined in subdivision (xxiii) of subparagraph (11) of paragraph (b) of this section 4) at the time outstanding, given in person or by proxy, at an annual or special meeting called for the purpose, at which the holders of the Voting Securities shall vote together as a single class, redeem the Rights (as defined in subdivision (xvii) of subparagraph (11) of paragraph (b) of section 4 of this Certificate of Incorporation).'


          (vii) That section 6 of the Restated Certificate of Incorporation be amended by adding the following as a new paragraph (c) immediately following paragraph (b) of section 6:


             '(c)(i) Any director of this corporation elected to a class of the board of directors pursuant to paragraph (b) of Section 1 of Article III of the by-laws of this corporation (as such provision hereafter may be amended or relettered or renumbered) may be removed from office, but only for cause and only by the affirmative vote of the holders of not less than four-fifths of the votes entitled to be cast by the holders of all outstanding shares (considered as one class for purposes of this paragraph (c)) entitled to vote thereon. The stockholders entitled to vote for the election of such removed director's successor may, at the meeting at which such removal was effectuated, elect a successor to any director so removed, which successor shall hold office until the next election of the class of directors of which the director so removed was a member. The remaining directors (other than the Class A Directors and any other directors elected by the holders of one or more series of Preferred Stock voting separately as a class or series (as may be fixed in accordance with the


                                     I-A-12
        provisions of paragraph (a) of section 4 of this Certificate of Incorporation)) may, to the extent that the vacancy is not filled by election by the stockholders, fill such vacancy for such term.



             (ii) Any Class A Director (as defined in subdivision (i) of subparagraph (7) of paragraph (b) of section 4 of this Certificate of Incorporation) may be removed from office (A) for cause by the affirmative vote of the holders of not less than four-fifths of the votes entitled to be cast by the holders of all outstanding shares (considered as one class for purposes of this paragraph (c)) entitled to vote thereon, and (B) without cause only by the affirmative vote of the holders of not less than a majority of the voting power represented by the outstanding Class A Common Stock and any Class A Preferred Stock, voting separately as a class, provided that, if less than all the Class A Directors are to be removed, no Class A Director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of all Class A Directors. Any vacancy resulting from any such removal of a Class A Director shall be filled as provided in subdivision
        (iv) of subparagraph (7) of paragraph (b) of section 4 of this Certificate of Incorporation.


             (iii) Any other director of this corporation may be removed from office, with or without cause, and the vacancy resulting therefrom may be filled, in accordance with applicable law and any other provision of this Certificate of Incorporation (including any resolution of the board of directors adopted in accordance with the provisions of paragraph (a) of section 4 of this Certificate of Incorporation) or of the by-laws of this corporation applicable thereto.

          (viii) That the Restated Certificate of Incorporation be amended by deleting therefrom section 9 in its entirety and adding the following as a new section 9:


          '9. Redemption of Stock.



          (a) Notwithstanding any other provision of this Certificate of Incorporation to the contrary (but subject to the terms of any series of Preferred Stock fixed in accordance with the provisions of paragraph (a) of section 4 of this Certificate of Incorporation), outstanding shares of stock of this corporation held by Disqualified Holders (as hereinafter defined in subdivision (ii) of paragraph (b) of this section 9) shall always be subject to redemption by this corporation to the extent necessary, in the judgment of the board of directors, to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by this corporation or any of its Subsidiaries (as defined in subdivision (xix) of subparagraph (11) of paragraph (b) of section 4 of this Certificate of Incorporation) to conduct any portion of the business of this corporation or any of its Subsidiaries, which license or franchise is conditioned upon some or all of the holders of the stock of this corporation possessing prescribed qualifications. The terms and conditions of such redemption shall be as follows, subject in any case to any additional or different rights of a particular Disqualified Holder or of this corporation pursuant to any contract or agreement between such Disqualified Holder and this corporation:



             (i) the redemption price of the shares to be redeemed pursuant to this section shall be equal to the Current Market Value (as hereinafter defined in subdivision (i) of paragraph (b) of this section 9) of such shares; provided that such redemption price as to any Disqualified Holder who purchased such shares after February 4, 1994 and within one year of the Redemption Date (as hereinafter defined in subdivision (iv) of paragraph (b) of this section 9) shall not (unless otherwise determined by the board of directors) exceed the purchase price paid by such Disqualified Holder for such shares;


             (ii) the redemption price of such shares may be paid in cash, Redemption Securities (as hereinafter defined in subdivision (v) of paragraph (b) of this section 9) or any combination thereof;


             (iii) if less than all of the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the board of directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the board of directors to be equitable; provided that this


                                     I-A-13
        corporation shall be entitled to redeem shares of Common Stock held by Disqualified Holders prior to redeeming shares of Class A Common Stock held by Disqualified Holders;


             (iv) at least ten days' written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder), provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

             (v) on the Redemption Date, unless this corporation shall have defaulted in paying or setting aside for payment the cash or Redemption Securities payable upon such redemption, any and all rights of Disqualified Holders in respect of shares so redeemed (including without limitation any rights to vote or participate in dividends), shall cease and terminate, and from and after such Redemption Date such Disqualified Holders shall be entitled only to receive the cash or Redemption Securities payable upon redemption of the shares so redeemed; and

             (vi) such other terms and conditions as the board of directors shall determine;

        provided, however, that in the event that any shares of Class A Common Stock are redeemed pursuant to this section 9, the redemption price and the other terms and conditions of such redemption shall be as set forth in the Investment Agreement (as defined in subdivision (x) of subparagraph (11) of paragraph (b) of section 4 of this Certificate of Incorporation), so long as such agreement remains in effect.

          (b) For purposes of this section 9 (and, with respect to subdivision
     (i) and subdivision (iii) of this paragraph (b), for purposes of paragraph
     (b) of section 4 of this Certificate of Incorporation):


             (i) "Current Market Value" of a share of the stock of this corporation of any class or series shall mean the average of the daily closing prices on the NASDAQ National Market System (or such principal exchange on which such class or series of stock may be listed) for such a share for the 20 consecutive trading days commencing on the 22nd trading day prior to the date on which notice of redemption shall be given pursuant to subdivision (iv) of paragraph (a) of this section 9 (or, if such notice shall have been waived, the date that is ten days prior to the Redemption Date). The closing price for each day shall be the closing price, if reported, or, if the closing price is not reported, the average of the closing bid and asked prices as reported by the electronic inter-dealer quotation system operated by NASDAQ, Inc. or a similar source selected from time to time by this corporation for the purpose. In the event such closing prices are unavailable, the Current Market Value shall be the Fair Market Value (as defined in subdivision
        (ix) of subparagraph (11) of paragraph (b) of section 4 of this Certificate of Incorporation) of such a share as determined by the Independent Directors (as hereinafter defined in subdivision (iii) of this paragraph (b)) in accordance with the procedures for a determination by the Independent Directors set forth in the Investment Agreement. Notwithstanding anything to the contrary contained herein, the Independent Directors shall establish the Current Market Value of the Class A Common Stock to be equal to the Current Market Value of the Common Stock and shall establish the Current Market Value of any options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock to be equal to the Current Market Value of options, warrants, rights or other securities convertible into or exercisable for Common Stock upon the same terms and otherwise containing the same terms as such options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock.


             (ii) "Disqualified Holder" shall mean any holder of shares of any class or series of stock of this corporation whose continued holding of such stock, either individually or taken together with the holding of shares of stock of this corporation by any other holder or holders of shares of stock of this corporation, may result, in the judgment of the board of directors, in the loss of, or the failure to secure the renewal or reinstatement of, any license or franchise from any governmental agency held

                                     I-A-14
        by this corporation or any of its Subsidiaries to conduct any portion of the business of this corporation or any of its Subsidiaries.

             (iii) "Independent Directors" shall have the meaning set forth in the Investment Agreement.

             (iv) "Redemption Date" shall mean the date fixed by the board of directors for the redemption of any shares of stock of this corporation pursuant to this section 9.


             (v) "Redemption Securities" shall mean any debt or equity securities of this corporation, any of its Subsidiaries or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the board of directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the board of directors (which may be a firm which provides other investment banking, brokerage or other services to this corporation), has a value, at the time notice of redemption is given pursuant to subdivision (iv) of paragraph (a) of this section 9 (or, if such notice shall have been waived, the date that is ten days prior to the Redemption Date), at least equal to the price required to be paid pursuant to subdivision (i) of paragraph (a) of this section 9 (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).'


          (ix) That the Restated Certificate of Incorporation be amended by deleting therefrom section 10 in its entirety.

          (x) That section 11 of the Restated Certificate of Incorporation be amended by renumbering section 11 to become section 10, and any and all references throughout the Restated Certificate of Incorporation to former section 11 shall be amended accordingly to refer to section 10."


     SECOND: That thereafter, pursuant to resolution of the board of directors of the corporation, a meeting of the stockholders of the corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute and the Restated Certificate of Incorporation were voted in favor of the amendments.


     THIRD: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.


     IN WITNESS WHEREOF, the corporation has caused its corporate seal to be
affixed and this Certificate to be signed by its             and attested to by
its             this             day of             , 1994.


                                          MCI COMMUNICATIONS CORPORATION

                                          By:
                                          --------------------------------------
                                              Name:
                                              Title:

[Corporate Seal]

Attest:

- --------------------------------------
Name:
Title:

                                     I-A-15

                                                                       EXHIBIT B



                             PROPOSED AMENDMENTS TO


                                   BY-LAWS OF

                         MCI COMMUNICATIONS CORPORATION

     "RESOLVED, that the board of directors hereby deems it advisable that the by-laws of this corporation be amended as follows:

          (i) That Article II of the by-laws be amended by adding the following to the end of Section 5 of Article II:


        'Subject to the Certificate of Incorporation, special meetings of the holders of any one or more classes, and/or one or more series thereof, of capital stock of the corporation entitled to vote separately as a class or classes with respect to any matter as required by law or as provided by the Certificate of Incorporation shall be held at such place within or without the State of Delaware as shall be determined by the person or persons calling the meeting and as shall be designated in the notice of the meeting. Subject to the Certificate of Incorporation, special meetings of such holders may be called by a majority of the directors elected by such class or classes, and/or series thereof, of capital stock, a majority of the whole board of directors or by the Chairman and shall be called by the Chairman, the President or the Secretary at the request in writing of holders owning at least two-thirds of the issued and outstanding shares of such class or classes, and/or series thereof, of the capital stock of the corporation.'



          (ii) That Article II of the by-laws be amended by deleting the first sentence of Section 6 of Article II and substituting in lieu thereof the following:



        'Unless otherwise provided by law, the Certificate of Incorporation or these by-laws, not less than ten nor more than sixty days before any stockholders meeting, the Chairman, the President, the Secretary or an Assistant Secretary shall give each stockholder entitled to vote at the meeting written notice of the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.'



          (iii) That Article III of the by-laws be amended by deleting the second sentence of paragraph (a) of Section 1 of Article III and substituting in lieu thereof the following:



        'The number of directors of the corporation (exclusive of directors to be elected by the holders of one or more classes, and/or one or more series thereof, of capital stock (other than the Class A Common Stock) of the corporation entitled to vote separately for directors as a class or classes), including the directors to be elected by the holders of the Class A Common Stock of the corporation (sometimes hereafter in these by-laws, the "Class A Directors"), shall be not less than three nor more than sixteen.'



          (iv) That Article III of the by-laws be further amended by deleting the first sentence of paragraph (b) of Section 1 of Article III and substituting in lieu thereof the following:



        'The board of directors (excluding the Class A Directors) shall be divided into three classes, each class to be as nearly equal in number to the other classes as the then total number of directors constituting the whole board (excluding the Class A Directors) permits, with the term of office of one class expiring each year.'



          (v) That Article III of the by-laws be further amended by deleting paragraph (d) of Section 1 of Article III in its entirety and substituting in lieu thereof the following:



             '(d) Subject to the Certificate of Incorporation, no decrease in the number of directors constituting the whole board shall shorten the term of any incumbent director.'


                                      I-B-1

          (vi) That Article III of the by-laws be further amended by adding the following to the end of Section 2 of Article III:



        'As long as any shares of Class A Common Stock are outstanding, it shall be a qualification for election as a director (other than a Class A Director) that the nominee be a citizen of the United States of America. From and after the time that no shares of Class A Common Stock remain outstanding, it shall be a qualification for election as a director (other than with respect to a BT Nominee (as defined in the Amended and Restated Investment Agreement dated as of January 31, 1994 between BT Telecommunications plc and the corporation)) that the nominee be a citizen of the United States of America.'



          (vii) That Article III of the by-laws be further amended by deleting the words "Section 10 of this Article III" as such words appear in each of paragraph (a) and paragraph (b) of Section 4 of Article III and substituting in lieu thereof the words "the Certificate of Incorporation".



          (viii) That Article III of the by-laws be further amended by deleting the third sentence of Section 5 of Article III and substituting in lieu thereof the following:



        'Special meetings may be held at any time upon the call of the Chairman or at least two directors, by oral, telephonic, telegraphic or facsimile notice duly given or sent at least one hour, or by written notice sent by express mail at least one day, before the meeting to each director; provided that all such notices to directors located outside the United States shall be given or sent orally or by telephone, telegraph or facsimile transmission.'



          (ix) That Article III of the by-laws be further amended by deleting the first three sentences of Section 8 of Article III and substituting in lieu thereof the following:



        'The board of directors may, from among its own members, in its discretion and by the affirmative vote of a majority of the whole board, designate one or more committees, each of such committees to consist of one or more members. The committees designated by the board shall have such powers and authority as shall be specified in the resolution or resolutions whereby such committees are designated.'



          (x) That Article III of the by-laws be further amended by deleting the fifth sentence of Section 8 of Article III and substituting in lieu thereof the following:



        'No committee shall have the power or authority of the board of directors in reference to amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board pursuant to paragraph (a) of section 4 of the Certificate of Incorporation, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the corporation's property and assets, recommending to the stockholders a dissolution of the corporation or a revocation of a dissolution, or amending these by-laws; and, unless the resolution of the board of directors expressly so provides, no committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger.'



          (xi) That Article III of the by-laws be further amended by deleting
     Section 10 of Article III in its entirety.



          (xii) That Article III of the by-laws be further amended by renumbering Section 11 and Section 12, respectively, of Article III to become Section 10 and Section 11 of Article III, respectively, and any and all references throughout the bylaws to the sections of Article III formerly numbered as Section 11 and Section 12 shall be amended to refer to
     Section 10 and Section 11, respectively.


                                      I-B-2

          (xiii) That the by-laws be amended by adding the following new Article X to the end thereof:



                                   'ARTICLE X


                                INDEMNIFICATION


     Section 1. Indemnification. To the fullest extent permitted by the General Corporation Law of the State of Delaware, the corporation shall indemnify any current or former director, officer, employee or agent of the corporation against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, brought by or in the right of the corporation or otherwise, to which such person was or is a party or threatened to be made a party by reason of his current or former position with the corporation or by reason of the fact that such person is or was serving, at the request of the corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.



     Section 2. Advancement of Expenses. Expenses (including attorneys' fees) incurred by a current or former director or officer of the corporation in defending any threatened or pending action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall be ultimately determined that such person is not entitled to be indemnified by the corporation under the Certificate of Incorporation, these by-laws, the General Corporation Law of the State of Delaware or otherwise. Such expenses (including attorneys' fees) incurred by other current or former employees or agents of the corporation may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate'."


                                      I-B-3

                                                                       EXHIBIT C

                             [SEE RIGHTS AGREEMENT
                            ATTACHED AS APPENDIX III
                            TO THE PROXY STATEMENT]

                                      I-C-1

                                                                       EXHIBIT D



                         REGISTRATION RIGHTS AGREEMENT



     REGISTRATION RIGHTS AGREEMENT dated as of             , 1994 between
BRITISH TELECOMMUNICATIONS plc, a public limited company incorporated under the laws of England and Wales ("BT"), and MCI COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company").



     WHEREAS, pursuant to the terms of an Amended and Restated Investment Agreement dated as of January 31, 1994 (the "Investment Agreement"), the Company has determined to issue and sell and BT has determined to purchase shares of the Company's capital stock on the terms and conditions set forth in the Investment Agreement; and


     WHEREAS, it is a condition to the obligations of each of BT and the Company to consummate the transactions contemplated by the Investment Agreement that this Registration Rights Agreement be executed and delivered by the Company and BT.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

          "Class A Common Stock" shall mean the Class A Common Stock, par value $.10 per share, of the Company.

          "Common Stock" shall mean the Common Stock, par value $.10 per share, of the Company.

          "Determination of the Independent Directors" shall have the meaning assigned in the Investment Agreement.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "Holder" shall mean BT or its permitted assignee under Section 7(c) hereof.


          "Investment Agreement" shall mean the Amended and Restated Investment Agreement dated as of January 31, 1994 between BT and the Company, as such agreement may be amended, changed, supplemented or otherwise modified.


          "Person" shall mean any individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, nation or government, state or other political subdivision thereof (or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government) or other entity of whatever nature.

          "Registrable Securities" shall mean the Common Stock issued or issuable upon the conversion of the Class A Common Stock or any other Common Stock issued pursuant to the Investment Agreement or otherwise acquired by the Holder at such time that either (x) shares of the Class A Common Stock remain outstanding or (y) BT is entitled to designate a nominee for director pursuant to Section 9.7(c) or 9.11 of the Investment Agreement, or issuable upon exercise or conversion of any options, warrants or other securities acquired pursuant to the Investment Agreement and Common Stock which may be issued or distributed in respect thereof by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred (except transfers pursuant to clause (i) of the first sentence of Section 5.1(a) or clause (iv) of the first sentence of Section 5.1(b) of the Investment Agreement), new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and

                                      I-D-1
     subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have ceased to be outstanding.

          "Registration Expenses" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on the NASDAQ National Market System or on any securities exchange pursuant to clause
     (viii) of Section 4, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance and the reasonable fees of any special experts retained in connection with the requested registration, but excluding the expenses of counsel to the Holder or (vi) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time, and a reference to a particular section thereof shall be deemed to include a reference to the comparable section, if any, of any such similar federal statute.

          "SEC" shall mean the Securities and Exchange Commission or its successor.

     2. Incidental Registrations.

     (a) Right to Include Registrable Securities. If the Company at any time after the date hereof proposes to register its Common Stock under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Section 2. Upon the written request of the Holder made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered; provided, that
(i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and
(ii) if such registration involves an underwritten offering, the Holder requesting to be included in the Company's registration must sell its Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company or other selling holders, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate for such underwriters in combined primary and secondary offerings. If a registration requested pursuant to this
Section 2(a) involves an underwritten public offering, the Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration.

     (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this
Section 2.

                                      I-D-2

     (c) Priority in Incidental Registrations. If a registration pursuant to this Section 2 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration exceeds the number which can be sold in such offering, so as to be likely to have an adverse effect on such offering as contemplated by the Company (including the price at which the Company or other holders of Securities propose to sell such securities), then the Company will include in such registration (i) first, 100% of the securities the Company or such other holders propose to sell and (ii) second, the number of Registrable Securities requested to be included in such registration by the Holder which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, in preference to the inclusion in such registration of securities subject to all rights to registration to which other holders (other than any holder or holders on whose behalf such registration may have been proposed) may be entitled in connection with such offering.

     3. Registration on Request.

     (a) Request by the Holder. Upon the written request of the Holder requesting that the Company effect the registration under the Securities Act of all or part of such Holder's Registrable Securities (constituting in the aggregate at least 20,000,000 shares (such number of shares to be adjusted to reflect any stock split, stock dividend, or other combination or reclassification of the Company's capital stock after the date hereof) or such lesser number of Registrable Securities as the managing underwriter of the offering may determine is the maximum number of shares that may be offered without adversely affecting the trading market of the Common Stock) and specifying the intended method of disposition thereof, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register by the Holder, provided that the Company shall be obligated to register such Registrable Securities pursuant to this Section 3(a) on only three occasions and each demand registration shall be separated by at least 18 months and provided that the Company (i) shall not be obligated to cause any special audit to be undertaken in connection with any such registration, (ii) shall be entitled to postpone for a reasonable period of time, but not in excess of 60 days, the filing of any registration statement otherwise required to be prepared pursuant to this Section 3 if the Company is, at such time, conducting or about to conduct an underwritten public offering of equity securities (or securities convertible into equity securities) and is advised in writing by its managing underwriter that such offering would in its opinion be adversely affected by the registration so requested and (iii) shall be entitled to postpone such requested registration for up to 90 days if there is a Determination of the Independent Directors, in view of the advisability of deferring public disclosure of material corporate developments or other information, that such registration and the disclosure required to be made pursuant thereto would not be in the best interests of the Company at such time, provided, however, that the Company may not postpone any requested registrations for more than a total of 90 days in any nine-month period.

     (b) Registration Statement Form. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a registration statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

     (c) Expenses. The Company will pay all Registration Expenses in connection with the three demand registrations of Registrable Securities pursuant to this
Section 3.

     (d) Effective Registration Statement. A registration requested pursuant to this Section 3 will not be deemed to have been effected unless it has become effective, provided that, if within 180 days after it has become effective the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

     (e) Selection of Underwriters. If a requested registration pursuant to this Section 3 involves an underwritten offering, the Company shall have the right to select in good faith the investment banker or

                                      I-D-3
bankers and managers to administer the offering, provided, however, that such investment banker or bankers and managers shall be reasonably satisfactory to the Holder.

     (f) Priority in Requested Registrations. If a requested registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities that the Company or other holders of securities propose to sell up to the number of securities that, in the opinion of the managing underwriter, can be sold and would not be likely to have an adverse effect on the offering of the Registrable Securities.

     (g) Additional Rights. If the Company at any time grants to any other holders of Common Stock any rights to request the Company to effect the registration under the Securities Act of any such shares of Common Stock on terms more favorable to such holders than the terms set forth in this Section 3, the terms of this Section 3 shall be deemed amended or supplemented to the extent necessary to provide the Holder such more favorable rights and benefits.

     4. Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

           (i) prepare and, in any event within 60 days after the later of (x) the date of the Holder's request for registration or (y) the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 2 at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 120 days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller thereof set forth in such registration statement, provided, that before filing a registration statement or prospectus relating to the sale of Registrable Securities, or any amendments or supplements thereto, the Company will furnish to counsel to the Holder, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel, and the Company will give reasonable consideration in good faith to any comments of such counsel;

          (iii) furnish to the seller of Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller but only while the Company shall be required under the provisions hereof to cause the registration statement to remain current;

          (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv),

                                      I-D-4
     it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

          (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller to consummate the disposition of such Registrable Securities;

          (vi) notify promptly the seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 4, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder;

          (viii) use its best efforts to list or admit for trading such Registrable Securities on the National Association of Securities Dealers, Inc. National Market System ("NASDAQ NMS") or any securities exchange on which the Common Stock is then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of the NASDAQ NMS or such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

          (ix) enter into an underwriting agreement with a managing underwriter or underwriters selected by the Company containing representations, warranties, indemnities and agreements then customarily included by an issuer in underwriting agreements with respect to secondary distributions; provided, however, that such underwriter or underwriters shall agree to use their best efforts to ensure that the offering results in a distribution of the Registrable Securities sold in accordance with the terms of the Investment Agreement;

          (x) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller of such Registrable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the securities covered by such registration statement, unless such a "cold comfort" letter or letters are provided to the Company or other selling holders in connection with such registration);

          (xi) make available for inspection by the seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; and

          (xii) obtain for delivery to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form and scope reasonably satisfactory to such underwriter or agent and their counsel.

                                      I-D-5

     The Company may require the seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

     The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 4, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 4, and, if so directed by the Company, the Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (ii) of this Section 4 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this Section 4 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 4.

     5. Indemnification and Contribution.

     (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 2 or 3, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers or general and limited partners (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such seller, any such director or officer or general or limited partner or affiliate or any such underwriter or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof, and provided further that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 5(a) with respect to any preliminary prospectus or the final prospectus or the final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall

                                      I-D-6
remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

     (b) Indemnification by the Seller. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 4 herein, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 5) the Company and all other prospective sellers with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller.

     (c) Notices of Claims, Etc. Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Section 5, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 5, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, the indemnifying party will be entitled to participate in and to assume control of the defense of such action, including any settlement thereof, provided that the indemnifying party will not agree to any settlement without the prior consent of the Indemnified Party (which consent shall not be unreasonably withheld) unless such settlement requires no more than a monetary payment for which the indemnifying party agrees to indemnify the Indemnified Party and includes a full, unconditional and complete release of the Indemnified Person, provided, however, that the Indemnified Party shall be entitled to take control of the defense of any claim as to which, in the reasonable judgment of the Indemnifying Party's counsel, representation of both the indemnifying party and the Indemnified Party would be inappropriate under the applicable standards of professional conduct due to actual or potential differing interests between them. After notice has been provided by the indemnifying party to such Indemnified Party of its election to assume the defense of any claim pursuant to this Section 5(c), the indemnifying party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense of such claim. In the event that the Indemnifying Party does not assume the defense of a claim pursuant to this Section 5(c), the Indemnified Party will have the right to defend such claim by all appropriate proceedings, and will have control of such defense and proceedings, provided that no Indemnified Party shall agree to any settlement without the prior consent of the indemnifying party (which consent shall not be unreasonably withheld) unless the Indemnified Party irrevocably waives their right to indemnity under this Agreement with respect to such settlement. Each Indemnified Party shall, and shall cause their legal counsel to, provide reasonable cooperation to the indemnifying party and its legal counsel in connection with its assuming the defense of any claim, including the furnishing of the indemnifying party with all papers served in such proceeding. In the event that an indemnifying party assumes the defense of an action under this Section 5(c), then such indemnifying party shall, subject to the provisions of this Section 5, indemnify and hold harmless the Indemnified Party from any and all losses, claims, damages or liabilities by reason of such settlement or judgment.

     (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable

                                      I-D-7

Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

     (e) Contribution. If the indemnity provided for in the foregoing paragraphs of this Section 5 is unavailable or insufficient for any reason to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities referred to therein, then the indemnifying party, in lieu of indemnifying such Indemnified Party, agrees to contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party on the one hand and the Indemnified Party on the other hand from the sale of securities under such registration statement, (ii) the relative fault of the indemnifying party on the one hand and the Indemnified Party on the other hand in connection with the statements, actions or omissions which resulted in such losses, claims, damages or liabilities and (iii) any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the Indemnified Party on the other hand (i) in the case of an untrue or alleged untrue statement of a material fact or an omission or alleged omission to state a material fact, shall be determined by reference to, among other things, whether such statement or omission relates to information supplied by the indemnifying party or by the Indemnified Party respectively and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission and (ii) in the case of any other action or omission, shall be determined by reference to, among other things, whether such action or omission was taken or omitted to be taken by the indemnifying party or the Indemnified Party respectively and the parties' relative intent, knowledge, access to information and opportunity to prevent such action or omission. The parties agree that it would not be just and equitable if contribution pursuant to this
Section 5(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentences. The amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities referred to in such sentences shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating, preparing to defend or defending any such action or claim.

     (f) Non-Exclusivity. The obligations of the parties under this Section 5 shall be in addition to any liability which any party may otherwise have to any other party.

     6. Rule 144. For so long as the Company continues to be subject to the requirements of Section 12 of the Exchange Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Holder, make publicly available such information), and it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holder, the Company will deliver to the Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this Section 6, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

     7. Miscellaneous.

     (a) Holdback Agreement. If any registration (whether or not Registrable Securities are included therein) shall be in connection with an underwritten public offering, the Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before or 180 days (or such lesser period as the managing underwriter may permit) after the effective date of such registration, and the Company hereby also so agrees and agrees to use reasonable efforts to cause each other holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity

                                      I-D-8
security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

     (b) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holder. The Holders of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 7(b), whether or not such Registrable Securities shall have been marked to indicate such consent.

     (c) Successors, Assigns and Transferees. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns, provided, however, that neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (i) by the Company under any circumstances or (ii) by BT, except (1) to a wholly owned direct or indirect subsidiary of BT, provided that BT (A) shall remain liable for the performance by any such subsidiary of its obligations under this Agreement, (B) shall act as agent for any and all such subsidiaries in connection with the receipt or giving of any and all notices under this Agreement and (C) shall not cause or permit any such subsidiary to be other than a wholly owned direct or indirect subsidiary of BT and (2) to a transferee of the Registrable Securities as permitted in clause (iv) of the first sentence of
Section 5.1(b) of the Investment Agreement.

     (d) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopier or hand delivery:

        (1) If to the Company, to:

            MCI Communications Corporation
            1801 Pennsylvania Avenue, N.W.
            Washington, D.C. 20006
            Attention: John Whiteside
                       Vice President

            with a copy to:

            MCI Communications Corporation
            1801 Pennsylvania Avenue, N.W.
            Washington, D.C. 20006
            Attention: John R. Worthington, Esq.
                       Senior Vice President and
                       General Counsel

            With a copy to:

            Simpson Thacher & Bartlett
            425 Lexington Avenue
            New York, New York 10017
            Attention: Richard I. Beattie, Esq.

        (2) If to BT:

            British Telecommunications plc
            BT Centre
            81 Newgate Street
            London EC1A 7AJ
            England
            Attention: Mr. Colin R. Green
                       Solicitor and Chief Legal Adviser

                                      I-D-9

                         With a copy to:

                         Milbank, Tweed, Hadley & McCloy
                         1 Chase Manhattan Plaza
                         New York, New York 10005
                         Attention: Albert F. Lilley, Esq.

          (3) if to any other holder of Registrable Securities, to the address of such other holder as shown in the stock record book of the Company, or to such other address as any of the above shall have designated in writing to all of the other above.

     Any notice delivered after business hours or on a Saturday, Sunday or legal holiday at the place designated in such delivery shall be deemed for purposes of computing any time period hereunder to have been delivered on the next business day.

     (e) Headings. The headings in this Agreement are for convenience only and shall not affect the construction hereof.

     (f) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     (g) Remedies. (i) Each of the Company and BT acknowledges that the other party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of the other party in this Agreement were not performed in accordance with its terms, and it is therefore agreed that each of BT and the Company, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, subject to Section 7(h), enjoining any such breach and enforcing specifically the terms and provisions hereof, and each of BT and the Company hereby waive any and all defenses they may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

     (ii) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     (h) SUBMISSION TO JURISDICTION; WAIVERS. Each of BT and the Company irrevocably agrees that any legal action or proceeding with respect to this Agreement or for recognition and enforcement of any judgment in respect thereof brought by the other party hereto or its successors or assigns, may be brought and determined in the Supreme Court of the State of New York in New York County or in the United States District Court for the Southern District of New York, and each of BT and the Company hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each of BT and the Company hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, the defense of sovereign immunity, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 7(h), that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement, or the subject matter hereof or thereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. BT hereby irrevocably designates CT Corporation System (in such capacity, the "Process Agent"), with an office on the date hereof at 1633 Broadway, New York, New York 10019, as the designee, appointee and agent of BT to receive, for and on behalf of BT service of process in such jurisdiction in any legal action or proceeding with respect to this Agreement and

                                     I-D-10
such service shall be deemed complete upon delivery thereof to the Process Agent, provided that in the case of any such service upon the Process Agent, the party effecting such service shall also deliver a copy thereof to BT in the manner provided in Section 7(d). BT shall take all such action as may be necessary to continue said appointment in full force and effect or to appoint another agent so that BT will at all times have an agent for service of process for the above purposes in New York, New York. Each of BT and the Company further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered airmail, postage prepaid, to such party at its address set forth in this Agreement, such service of process to be effective upon acknowledgement of receipt of such registered mail. Nothing herein shall affect the right of either party to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the other party in any other jurisdiction in which the other party may be subject to suit. BT expressly acknowledges that the foregoing waiver is intended to be irrevocable under the laws of the State of New York and of the United States of America, provided that BT's consent to jurisdiction and service contained in this Section 7(h) is solely for the purpose referred to in this Section 7(h) and shall not be deemed to be a general submission to said Courts or in the State of New York other than for such purpose.

     In the event of the transfer of all or substantially all of the assets and business of the Process Agent to any other corporation by consolidation, merger, sale of assets or otherwise, such other corporation shall be substituted hereunder for the Process Agent with the same effect as if named herein in place of CT Corporation System.

     (i) Severability. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     (j) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                          MCI COMMUNICATIONS CORPORATION

                                          By:
                                              Name:
                                              Title:

                                          BRITISH TELECOMMUNICATIONS plc

                                          By:
                                              Name:
                                              Title:

                                     I-D-11

                                                                     APPENDIX II

                     COMPOSITE CERTIFICATE OF INCORPORATION
                                       OF
                         MCI COMMUNICATIONS CORPORATION

            MARKED TO SHOW CHANGES EFFECTED BY THE CHARTER AMENDMENT



             Additions to current Restated Certificate of Incorporation effected by the Charter Amendment are shown by italics.
        Deletions from current Restated Certificate of Incorporation effected by the Charter Amendment are shown by strike out.


     1. CORPORATE NAME. The name of the corporation (hereinafter, "this corporation") is MCI COMMUNICATIONS CORPORATION.

     2. REGISTERED OFFICE AND AGENT. The address of the registered office of this corporation in the State of Delaware is 229 South State Street, City of Dover, County of Kent, and the name of the registered agent of this corporation at that address is United States Corporation Company.

     3. PURPOSES. The nature of the business of this corporation and the objects or purposes to be transacted, promoted, conducted or carried on by it are to engage generally in the business of developing, planning and aiding and assisting in the operation of one or more common carrier communication systems and to engage in any other lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

   [ 4. AUTHORIZED CAPITAL STOCK. The total number of shares of stock which this corporation shall have authority to issue is Eight Hundred Twenty Million (820,000,000) of par value of ten cents ($.10) each, divided into two classes. Twenty Million (20,000,000) shares designated as Preferred Stock (hereinafter, the "Preferred Stock"); and Eight Hundred Million (800,000,000) shares designated as Common Stock (hereinafter, the "Common Stock"). ]


   { AUTHORIZED CAPITAL STOCK. The total number of shares of stock that this corporation shall have authority to issue is Two Billion Five Hundred Fifty Million (2,550,000,000) shares of par value of ten cents ($.10) each, divided into three classes: Fifty Million (50,000,000) shares designated as Preferred Stock (hereinafter, the "Preferred Stock"); Five Hundred Million (500,000,000) shares designated as Class A Common Stock (hereinafter, the "Class A Common Stock"); and Two Billion (2,000,000,000) shares designated as Common Stock (hereinafter, the "Common Stock"). }


     (a) THE PREFERRED STOCK. Shares of the Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors of this corporation. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends (if any) thereon shall be cumulative, if made cumulative. The powers, preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to the provisions of subdivisions (i) and (ii) of paragraph
(b) of section 6 and of section 7 of this Certificate of Incorporation, the board of directors of this corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of the Preferred Stock, the designation, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof, if any, of such series, including, but without limiting the generality of the foregoing, the following:

          (1) the distinctive designation of, and the number of shares of the Preferred Stock which shall constitute, the series, which number may be increased (except as otherwise fixed by the board of directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the board of directors;

          (2) the rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this corporation, or on any series of the Preferred Stock or of any other class of classes of stock of this corporation, and whether such dividends shall be cumulative or non-cumulative;

          (3) the right, if any, of the holders of shares of the series to convert the same into, or exchange the same for, shares of any other class or classes of stock of this corporation, or of any series of the Preferred Stock or of any other class or classes of stock of this corporation, and the terms and conditions of such conversion or exchange;

          (4) whether shares of the series shall be subject to redemption, and the redemption price or prices (including, without limitation, a redemption price or prices payable in shares of the Common Stock) and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

          (5) the rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up of this corporation;

          (6) the terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

          (7) the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, but subject to the provisions of subdivisions (i) and (ii) of paragraph (b) of section 6 and section 7 of this Certificate of Incorporation, include (i) the right to more or less than one vote per share on any or all matters voted upon by the stockholders and (ii) the right to vote, as a series by itself or together with other series of the Preferred Stock or together with all series of the Preferred Stock as a class, upon such matters, under such circumstances and upon such conditions as the board of directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of the Preferred Stock or together with all series of the Preferred Stock as a class, to elect one or more directors of this corporation in the event there shall have been a default in the payment of dividends on any one or more series of the Preferred Stock or under such other circumstances and upon such conditions as the board may fix.

        - Statements of the number, designation, powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions of the Series C Convertible Preferred Stock and the Series D Convertible
        Preferred Stock are omitted. -

   { (b) THE CLASS A COMMON STOCK.

          (1) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of paragraph
     (a) of this section 4) shall have been met and after this corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts in respect of the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4), and subject further to any other conditions that may be fixed in accordance with the provisions of paragraph
     (a) of this section 4, including, without limitation, the right of any of the holders of any series of Preferred Stock to participate therein, the holders of shares of Class A Common Stock shall be entitled to receive, when, as and if declared by the board of directors out of funds legally available for the purpose, dividends, payable on the same date fixed for the payment of the corresponding dividend on the Common Stock (other than a dividend payable in shares of Common Stock), in an amount per share (rounded to the nearest cent if payable in cash) equal to the aggregate per share amount of any cash dividend and the aggregate per share amount (payable in kind) of any non-cash dividend (other than a dividend payable in shares of Common Stock) paid on the Common Stock.

          (2) In the event this corporation shall at any time declare and pay any dividend on the Common Stock payable in shares of Common Stock or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such }

   { case this corporation shall, as the case may be, declare and pay an equivalent dividend per share on the Class A Common Stock payable in shares of Class A Common Stock or effect an equivalent subdivision or combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Class A Common Stock) into a greater or lesser number of shares of Class A Common Stock.

          (3) This corporation shall declare a dividend on the Class A Common Stock as provided in subparagraph (1) and subparagraph (2) of this paragraph (b) at the same time that it declares any dividend on the Common Stock and shall effect a subdivision or combination or consolidation of the outstanding shares of Class A Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Class A Common Stock) into a greater or lesser number of shares of Class A Common Stock as provided in subparagraph (2) of this paragraph (b) at the same time that it effects any subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock.

          (4) Except as set forth in subparagraphs (1) through (3) of this paragraph (b), holders of shares of the Class A Common Stock shall not be entitled to receive, and this corporation shall not declare or pay, any dividend or distribution (whether in cash, property or securities) on the Class A Common Stock.

          (5) After distribution in full of the preferential amount, if any, to be distributed to the holders of the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4) in the event of any voluntary or involuntary liquidation, dissolution or winding-up of this corporation, the holders of the Class A Common Stock shall, subject to the right, if any, of the holders of any series of Preferred Stock to participate therein (fixed in accordance with the provisions of paragraph
     (a) of this section 4), be entitled together with the holders of the Common Stock to receive all the remaining assets of this corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares held by each such holder.

          (6) Except as may otherwise be required by law, this Certificate of Incorporation or the provisions of the resolutions adopted by the board of directors pursuant to paragraph (a) of this section 4, each holder of the Class A Common Stock shall have one vote in respect of each share of the Class A Common Stock held by such holder on each matter in respect of which the holders of the Common Stock are entitled to vote, and the holders of the Class A Common Stock shall vote together with the holders of the Common Stock as a single class; provided, however, that the holders of the Class A Common Stock shall not be entitled to vote in the election of directors except as provided in subparagraph (7) of this paragraph (b).


          (7) (i) The holders of the Class A Common Stock shall have the right, voting separately as a class, with the holders of any series of Preferred Stock that is accorded the right (fixed in accordance with the provisions of paragraph (a) of this section 4) to vote for the election of Class A Directors (as defined below) together with the holders of the Class A Common Stock as a single class (hereinafter, the "Class A Preferred Stock") to elect that number of directors of this corporation (hereinafter, the "Class A Directors") equal to the product (rounded to the nearest whole number if such product is not a whole number) of (x) the Outstanding Voting Interest (as hereinafter defined in subdivision (xv) of subparagraph (11) of this paragraph (b)) times (y) the total number of directors constituting the whole board of directors, at each meeting of the stockholders held for the purpose of electing directors; provided that, at any time that the Outstanding Voting Interest is from and including 15% to and including 20%, then in calculating such number of directors the multiplier set forth in the preceding clause (x) shall be deemed to be 20% in lieu of the then Outstanding Voting Interest; and provided further that while Section 310(b) of the Communications Act of 1934, as amended (or any successor provision of law), remains in effect, under no circumstances shall the holders of Class A Common Stock (either alone or together with holders of any Class A Preferred Stock) have the right to elect directors such that the number of Class A Directors would constitute more than the maximum percentage of the total directors of this corporation permitted under such Section 310(b) and under no circumstances shall the number of Class A Directors }

   { serving on the board of directors be more than the maximum percentage permitted under such Section 310(b). The directors of this corporation other than the Class A Directors shall be elected by the holders of the class or classes or series of stock entitled to vote therefor, but excluding the Class A Common Stock.


          (ii) At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of at least a majority in voting power of the then outstanding shares of Class A Common Stock and any Class A Preferred Stock shall be required and be sufficient to constitute a quorum of such class for the election of Class A Directors by such class. At any such meeting or adjournment thereof (x) the absence of a quorum of the holders of Class A Common Stock and any Class A Preferred Stock shall not prevent the election of directors other than the Class A Directors and the absence of a quorum or quorums of the holders of capital stock entitled to elect such other directors shall not prevent the election of the Class A Directors and (y) in the absence of a quorum of the holders of shares of Class A Common Stock and any Class A Preferred Stock, a majority of such holders present in person or by proxy shall have the power to adjourn the meeting for the election of Class A Directors, from time to time, without notice (except as required by law) other than an announcement at the meeting, until a quorum shall be present.



          (iii) Except as provided in this subdivision (iii), each Class A Director shall serve until the next annual meeting of the stockholders and until such director's successor has been elected and qualified, subject to such director's earlier death, resignation, removal or retirement. Upon the conversion of all outstanding shares of Class A Common Stock pursuant to subdivision (ii) of subparagraph (9) of this paragraph (b), the term of office of all Class A Directors then in office shall thereupon terminate, the vacancy or vacancies resulting from such termination shall be filled by the remaining directors then in office (other than any directors elected by the holders of one or more series of Preferred Stock voting separately as a class or series (as may be fixed in accordance with paragraph (a) of section 4 of this Certificate of Incorporation)), acting by majority vote of such remaining directors, and the director or directors so elected to fill such vacancy or vacancies shall not be treated hereunder or under the by-laws of this corporation as Class A Directors. If at any time the number of directors that the holders of the Class A Common Stock and any Class A Preferred Stock have the right to elect pursuant to subdivision (i) of this subparagraph (7) shall decrease other than as set forth in the preceding sentence (whether upon the conversion of shares of Class A Common Stock pursuant to subdivision (i) of subparagraph (9) of this paragraph (b), upon the decrease in the number of directors constituting the whole board of directors or otherwise), then the term of office of a number of Class A Directors then in office equal to such decrease shall terminate effective at the close of business on the fifteenth day following the event that resulted in such decrease (the "Termination Date"); provided, however, that if, prior to the Termination Date, the holders of the Class A Common Stock and any Class A Preferred Stock shall not have removed or caused to resign, in either case effective as of the Termination Date, a number of Class A Directors equal to such decrease, then the terms of office of all Class A Directors then in office shall terminate on the Termination Date. The vacancy or vacancies resulting from the termination provided for in the preceding sentence shall be filled as follows: (A) the vacancy or vacancies equal to the number of directors that the holders of the Class A Common Stock and any Class A Preferred Stock then have the right to elect pursuant to subdivision (i) of this subparagraph (7) (after giving effect to the decrease referred to in the preceding sentence) shall be filled as provided in subdivision (iv) of this subparagraph (7), and the director or directors so elected to fill such vacancy or vacancies shall be treated hereunder and under the by-laws of this corporation as Class A Directors; and (B) the remaining vacancy or vacancies shall be filled by the remaining directors then in office (other than any directors elected by the holders of one or more series of Preferred Stock voting separately as a class or series (as may be fixed in accordance with paragraph (a) of section 4 of this Certificate of Incorporation)), acting by majority vote of such remaining directors, and the director or directors so elected to fill such vacancy or vacancies shall not be treated hereunder or under the by-laws as Class A Directors.


          (iv) Subject to subdivision (iii) of this subparagraph (7), in case of any vacancy occurring among the Class A Directors, the remaining Class A Director or Directors may appoint a successor to hold office for the unexpired term of the Class A Director whose place shall be vacant. If at any time the offices of all }

   { Class A Directors shall be vacant, then, subject to subdivision (iii) of this subparagraph (7), the holders of Class A Common Stock then outstanding, voting separately as a class together with the holders of any Class A Preferred Stock may, either by written consent or at a special meeting of such holders called in accordance with the by-laws of this corporation, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.


          (8) So long as any shares of Class A Common Stock are outstanding, this corporation shall not, without the written consent or affirmative vote of the holders of a majority of the shares of Class A Common Stock at the time outstanding, voting separately as a class, either in writing or by resolution adopted at an annual or special meeting called for the purpose, take, and this corporation shall not directly or indirectly engage in, any of the following actions (other than actions involving transactions solely between or among this corporation and one or more wholly owned Subsidiaries (as hereinafter defined in subdivision (xix) of subparagraph (11) of this paragraph (b)) of this corporation):

             (i) The amendment of this Certificate of Incorporation so as to affect adversely the rights of holders of shares of Class A Common Stock;

             (ii) Any Business Combination (as hereinafter defined in subdivision (iv) of subparagraph (11) of this paragraph (b)) to be effected prior to the fourth anniversary of the Closing Date (as hereinafter defined in subdivision (v) of subparagraph (11) of this paragraph (b));

             (iii) The issuance of any series or class of capital stock having either (A) more than one vote per share (other than pursuant to the Rights Plan (as hereinafter defined in subdivision (xviii) of subparagraph (11) of this paragraph (b))) or (B) a class vote on any matter, except to the extent such class vote is required by Delaware corporate law or to the extent that the holders of any series of preferred stock may have the right, voting separately as a class, to elect a number of directors of this corporation upon the occurrence of a default in payment of dividends or redemption price;


             (iv) (A) The adoption of any stockholder rights plan, or any other plan or arrangement that could reasonably be expected to disadvantage any stockholder on the basis of the size of its shareholding, such that any holder of Class A Common Stock or any of its Affiliates (as hereinafter defined in subdivision (i) of subparagraph (11) of this paragraph (b)) would be adversely affected in relation to their position under the Rights Plan as in effect on the Closing Date; provided that the adoption of a stockholder rights plan that is substantially similar to the Rights Plan as in effect on the Closing Date (without regard to the provisions of this Certificate of Incorporation or the Investment Agreement (as hereinafter defined in subdivision (x) of subparagraph
        (11) of this paragraph (b)) relating thereto) shall be deemed not to affect such holders and their Affiliates adversely in relation to their position under the Rights Plan as in effect on the Closing Date;



             (B) The amendment, modification or termination of the Rights Plan (but excluding any redemption or exchange of the Rights (as hereinafter defined in subdivision (xvii) of subparagraph (11) of this paragraph
        (b)) effected in accordance with the terms of the Rights Plan and, to the extent applicable thereto, this Certificate of Incorporation and the Investment Agreement and excluding any amendment of the Rights Plan made in order that the execution of a definitive agreement providing for a Business Combination or the consummation of the transactions contemplated thereby would not result in the Rights thereby becoming exercisable, if at the time of such amendment this corporation would otherwise be entitled to redeem the Rights in accordance with the terms of this Certificate of Incorporation and the Investment Agreement) if such action would adversely affect the rights of holders of shares of Class A Common Stock and their Affiliates in relation to their position under the Rights Plan as in effect on the Closing Date (without regard to the provisions of this Certificate of Incorporation or the Investment Agreement); provided that the amendment of the Rights Plan to extend the expiration date or amend the exercise price thereof shall be deemed not to affect such holders and their Affiliates adversely in relation to their position under the Rights Plan as in effect on the Closing Date; }

           { (v) The issuance of Voting Securities (as hereinafter defined in subdivision (xxiii) of subparagraph (11) of this paragraph (b)) (excluding the issuance of Voting Securities pursuant to or upon (v) the terms of the Series D Convertible Preferred Stock or the Class A Common Stock, (w) the exercise or exchange of the Rights, (x) grants or issuances of capital stock or any options or any other rights to acquire shares of capital stock pursuant to Employee Stock Plans (as hereinafter defined in subdivision (viii) of subparagraph (11) of this paragraph
        (b)) and any Voting Securities issuable upon the exercise or exchange of any such options or other rights, (y) the exercise of any option or options to purchase Voting Securities granted in connection with the execution of a definitive agreement providing for any Business Combination or (z) the reissuance of Voting Securities purchased by this corporation subsequent to August 4, 1993) representing voting power in excess of (A) 10% of the aggregate voting power of the outstanding Voting Securities as of the date of such issuance in any single or related series of transactions or (B) 15% of the aggregate voting power of the average number of Voting Securities outstanding over a rolling three-year period; provided that, for purposes of this subdivision (v),
        (i) the issuance of options, warrants or other securities exercisable for or convertible into shares of capital stock shall be deemed to be the issuance of the shares of capital stock for or into which such securities are exercisable or convertible and capital stock shall be deemed to be issued on the date that this corporation executes an agreement to issue such capital stock unless, at the time of such execution, this corporation shall have elected to consider such capital stock to be issued on a subsequent date and (ii) such percentages shall be calculated after giving effect to the issuance or issuances in question;



             (vi) The issuance of Voting Securities (other than issuances (A) applicable on a PRO RATA basis to all holders of a class or series of capital stock generally, (B) upon the exercise or exchange of the Rights or (C) upon the exercise of any option or options to purchase Voting Securities granted in connection with the execution of a definitive agreement providing for any Business Combination) to any person (other than a holder of Class A Common Stock or any of its Affiliates) that beneficially owns, or as a result thereof would beneficially own, more than 5% of the outstanding Voting Securities, and transactions (other than transactions (x) applicable on an equal basis to all holders of a class or series of capital stock generally, (y) in accordance with the Rights Plan or (z) any Business Combination effected subsequent to the fourth anniversary of the Closing Date) with any person that beneficially owns more than 5% of the outstanding shares of capital stock of this corporation;



             (vii) Any single or related series of acquisitions of businesses or assets or investments therein (including, without limitation, the formation of a joint venture with persons other than holders of Class A Common Stock or any of their Affiliates), other than money market types of investments and trade receivables, pursuant to which the Fair Market Value (as hereinafter defined in subdivision (ix) of subparagraph (11) of this paragraph (b)) of the aggregate purchase price paid by this corporation will exceed 20% of the Market Capitalization (as hereinafter defined in subdivision (xii) of subparagraph (11) of this paragraph (b)) of this corporation at the time that this corporation executes a definitive agreement to effect such acquisition or investment;



             (viii) Any single or related series of acquisitions of businesses or assets or investments (including, without limitation, the formation of a joint venture with persons other than holders of Class A Common Stock or any of their Affiliates) in a Non-Core Business (as hereinafter defined in subdivision (xiii) of subparagraph (11) of this paragraph
        (b)) pursuant to which the Fair Market Value of the aggregate purchase price paid by this corporation will exceed 5% of the Market Capitalization of this corporation at the time that this corporation executes a definitive agreement to effect such acquisition or investment, except to the extent that any such Non-Core Business is obtained in the course of a bona fide transaction the principal purpose of which is the acquisition of a Core Business (as hereinafter defined in subdivision (vii) of subparagraph (11) of this paragraph (b));



             (ix) Any single or related series of sales, transfers or other dispositions or encumbrances of assets having a Fair Market Value in excess of 15% of the aggregate Fair Market Value of the total }

      { assets of this corporation and its Subsidiaries taken as a whole at the time that this corporation executes a definitive agreement to effect such disposition or encumbrance; provided that a sale of all or substantially all of the assets of this corporation shall not be deemed a sale, transfer or other disposition or encumbrance for purposes of this subdivision (ix);


             (x) The incurrence of indebtedness for money borrowed, including, without limitation, financing whether or not required to be presented on the consolidated balance sheet of this corporation and its Subsidiaries in accordance with generally accepted accounting principles, that would cause this corporation's ratio of consolidated debt-to-total capitalization to exceed 65%; for purposes of this subdivision (x), "total capitalization" means the sum of consolidated stockholders' equity and consolidated long-term indebtedness (including, without limitation, financing that is not required to be presented on such consolidated balance sheet); and


             (xi) The declaration of any extraordinary cash dividends or other distribution to holders of any class or classes, and/or any series thereof, of capital stock in excess of 5% of the Market Capitalization of this corporation at the time of such dividend or other distribution;


     PROVIDED, HOWEVER, that nothing in the foregoing shall require any consent or affirmative vote of the holders of the Class A Common Stock pursuant to this subparagraph (8) in order for this corporation to satisfy its obligations or exercise its rights under the Investment Agreement, the Joint Venture Agreement (as hereinafter defined in subdivision (xi) of subparagraph (11) of this paragraph (b)) or any "Related Agreement" (as defined in the Joint Venture Agreement), for any transaction pursuant to the terms of the Series D Preferred Stock or the Class A Common Stock, for any other transaction between or in respect of this corporation or any of its Affiliates, on the one hand, and any holder of Series D Preferred Stock or the Class A Common Stock or any of their Affiliates, on the other hand, or in connection with any action pursuant to a Requirement of Law (as hereinafter defined in subdivision (xvi) of subparagraph (11) of this paragraph (b)).


          (9) (i) If any issued and outstanding share of Class A Common Stock is Transferred (as hereinafter defined in subdivision (xx) of subparagraph
     (11) of this paragraph (b)) to any person other than a wholly owned direct or indirect subsidiary of the transferring holder or the corporate parent or ultimate corporate parent of the transferring holder (provided that such transferring holder is a wholly owned direct or indirect subsidiary of such corporate parent or ultimate corporate parent), each share of Class A Common Stock so Transferred shall be automatically converted, without any action on the part of this corporation or any action on the part of the transferring holder, into one fully paid and nonassessable share of the Common Stock.

          (ii) Upon the occurrence of a Conversion Event (as hereinafter defined in subdivision (vi) of subparagraph (11) of this paragraph (b)), without any action on the part of this corporation or the holders of shares of Class A Common Stock, each share of Class A Common Stock issued and outstanding immediately prior to the Conversion Event shall automatically be converted into one fully paid and nonassessable share of the Common Stock. Upon the occurrence of a Conversion Event, prompt written notice thereof and of the resulting conversion of the Class A Common Stock shall be given by first class mail, postage prepaid, to each person who immediately prior to the Conversion Event was a holder of record of shares of Class A Common Stock at such person's address as the same appears on the stock register of this corporation; provided, however, that no failure to give such notice nor any defect therein shall affect the effectiveness of the conversion of any shares of Class A Common Stock. Each such notice shall include a statement setting forth the place or places where certificates formerly representing shares of Class A Common Stock are to be surrendered in accordance with subparagraph (iv) of this subparagraph (9).

          (iii) Conversion pursuant to this subparagraph (9) shall be deemed to have been effected at the time of the Transfer or the Conversion Event, as the case may be, that resulted in such conversion (hereinafter, the "Conversion Time"). Immediately upon such conversion, the rights of the holders of shares of Class A Common Stock so converted as such shall cease and such holders shall be treated for all purposes as having become the record owners of the shares of Common Stock issuable upon such }

  { conversion; provided, however, that such persons shall be entitled to receive when paid any dividends declared on the Class A Common Stock as of a record date preceding the Conversion Time and unpaid as of the Conversion Time. In the event the stock transfer books of this corporation shall be closed at the Conversion Time, such person or persons shall be deemed to have become such holder or holders of record of the Common Stock at the opening of business on the next succeeding day on which such stock transfer books are open.

          (iv) As promptly as practicable after the Conversion Time, upon the delivery to this corporation of the certificates formerly representing shares of Class A Common Stock, this corporation shall deliver or cause to be delivered, to or upon the written order of the record holder of the surrendered certificates formerly representing shares of Class A Common Stock, a certificate or certificates representing the number of fully paid and nonassessable shares of Common Stock into which the shares of Class A Common Stock formerly represented by such certificates have been converted in accordance with the provisions of this subparagraph (9).

          (v) This corporation will pay any and all documentary, stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on the conversion of shares of Class A Common Stock pursuant to this subparagraph (9); provided, however, that this corporation shall not be required to pay any tax which may be payable in respect of any registration of transfer involved in the issue or delivery of shares of Common Stock in a name other than that of the registered holder of Class A Common Stock converted or to be converted, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to this corporation the amount of any such tax or has established, to the satisfaction of this corporation, that such tax has been paid.

          (vi) This corporation shall at all times reserve and keep available, out of the aggregate of its authorized but unissued Common Stock and its issued Common Stock held in its treasury, for the purpose of effecting the conversion of the Class A Common Stock, the full number of shares of Common Stock then deliverable upon the conversion of all outstanding shares of the Class A Common Stock.

          (10) Subject to the provisions of the Investment Agreement, holders of Class A Common Stock shall be entitled to such Voting Equity purchase rights as may be accorded to such holders pursuant to Section 6.1 of the Investment Agreement, so long as such agreement remains in effect.

          (11) For purposes of this paragraph (b) (and, with respect to subdivision (v), subdivision (xvii) and subdivision (xxiii) of this subparagraph (11), for purposes of paragraph (d) of this section 4, and, with respect to subdivision (ix), subdivision (x) and subdivision (xix) of this subparagraph (11), for purposes of section 9 of this Certificate of Incorporation):

             (i) "Affiliate" shall mean, as applied to a specified person, any other person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person.

             (ii) "Americas" shall have the meaning set forth in the Investment Agreement.

             (iii) "BT" shall mean British Telecommunications plc, a public limited company incorporated under the laws of England and Wales, or its successor.


             (iv) "Business Combination" shall mean a merger or consolidation in which this corporation is a constituent corporation and pursuant to which the Common Stock is exchanged for cash, securities or other property or a sale of all or substantially all of the assets of this corporation and its Subsidiaries taken as a whole; provided that neither
        (A) a merger or consolidation in which the beneficial ownership of the capital stock of this corporation or of the sole surviving corporation of the transaction (or of the ultimate parent of this corporation or of such sole surviving corporation) immediately after the consummation of such transaction is substantially the same as the beneficial ownership of the capital stock of this corporation immediately prior to the consummation thereof nor (B) a merger in which this corporation is the surviving corporation, in which all shares of the Common Stock outstanding immediately prior to the consummation of such merger remain }

     { outstanding immediately after the consummation thereof and the only change in the capital stock of the Company resulting from such merger is the issuance of shares of capital stock pursuant thereto, and in connection with which no consent or affirmative vote of the holders of the Class A Common Stock would otherwise be required under subparagraph
        (8) of this paragraph (b), shall be deemed a Business Combination.

             (v) "Closing Date" shall mean the first date that shares of Class A Common Stock are issued and sold under the Investment Agreement.

             (vi) "Conversion Event" shall mean any of the following occurrences:

                (A) The Outstanding Interest (as hereinafter defined in subdivision (xiv) of this subparagraph (11)) becomes less than 10%, unless the Outstanding Interest becomes less than 10% solely as a result of an acquisition of Voting Securities beneficially owned by any holder of shares of Class A Common Stock or any of its Affiliates by this corporation pursuant to section 9 of this Certificate of Incorporation; provided, however, that a "Conversion Event" shall be deemed to occur if, subsequent to the aforesaid acquisition of Voting Securities by this corporation pursuant to said section 9, the Outstanding Interest is reduced as a result of any other action or transaction unless upon the consummation of such action or transaction the Outstanding Interest is not less than 10%.

                (B) The holders of shares of Class A Common Stock have Transferred (other than to wholly owned direct or indirect subsidiaries of such holders) in the aggregate Voting Securities representing more than 25% of the largest amount in voting power of Voting Securities at any time beneficially owned by such holders and any of their Affiliates (adjusted for stock splits, stock dividends and other combinations or reclassifications of the capital stock of this corporation) and the Outstanding Interest is less than 15%, unless the holders of Class A Common Stock have so Transferred more than, or the Outstanding Interest has become less than, the applicable percentages as aforesaid solely as a result of an acquisition of Voting Securities beneficially owned by any holder of shares of Class A Common Stock or any of its Affiliates by this corporation pursuant to section 9 of this Certificate of Incorporation; provided, however, that a "Conversion Event" shall be deemed to occur if, subsequent to the aforesaid acquisition of Voting Securities by this corporation pursuant to said section 9, either (i) any holder of shares of Class A Common Stock Transfers (other than to a wholly owned direct or indirect subsidiary of such holder and other than to this corporation pursuant to section 9 of this Certificate of Incorporation) any additional shares of capital stock of this corporation or (ii) the Outstanding Interest is reduced as a result of any other action or transaction, unless upon the consummation of such action or transaction the Outstanding Interest is not less than 15%.


                (C) There shall have been a public announcement by this corporation that (i) this corporation or any of it Affiliates has exercised its right to require BT or any of its Affiliates to purchase this corporation's direct or indirect interest in the Joint Venture (as hereafter defined in subdivision (xi) of this subparagraph (11)) pursuant to the terms of the Joint Venture Agreement, (ii) this corporation or any of its Affiliates has transferred this corporation's direct or indirect interest in the Joint Venture to a third party in accordance with the terms of the Joint Venture Agreement or BT or any of its Affiliates has acquired this corporation's direct or indirect interest in the Joint Venture pursuant to the terms of the Joint Venture Agreement in connection with the proposed transfer of this corporation's direct or indirect interest in the Joint Venture, (iii) BT or any of its Affiliates has transferred BT's direct or indirect interest in the Joint Venture to a third party or this corporation or any of its Affiliates has acquired BT's direct or indirect interest in the Joint Venture pursuant to the terms of the Joint Venture Agreement in connection with a proposed transfer of BT's direct or indirect interest in the Joint Venture or (iv) BT or any of its Affiliates has exercised its right to require this corporation or any of its Affiliates to sell to BT this corporation's direct or indirect interest in the Joint Venture pursuant }

        { to the terms of the Joint Venture Agreement (other than as a result of the event described in clause (i) of subpart (D) of this subdivision (vi)).

                (D) There shall have been a public announcement by this corporation that (i) BT or any of its Affiliates has exercised its right to require this corporation or any of its Affiliates to sell to BT or any of its Affiliates this corporation's direct or indirect interest in the Joint Venture as a result of a material breach by this corporation pursuant to Section 29.1(a) of the Joint Venture Agreement and (ii) this corporation has delivered a notice to BT in which this corporation set forth its consent to the conversion of shares of the Class A Common Stock.

                (E) There shall have been a public announcement by this corporation that either (i) there has been any judicial determination (other than in an ex parte proceeding), following the notice and other procedures set forth in Section 9.14 of the Investment Agreement, that BT or any of its Affiliates has breached Section 5.1, 5.3, 7.1, 7.2, 7.3, 7.4, 10.2 or 10.3 of the Investment Agreement
           (other than BT's or such Affiliate's failure to have given timely any required notice thereunder, unless this corporation has been materially adversely affected by such failure) and, if such judicial determination has not set forth whether such breach was material with respect to the Investment Agreement, that such breach has been determined to be material with respect to such agreement by the Independent Directors in accordance with the procedures for a determination by the Independent Directors set forth in the Investment Agreement or (ii) there has been a "Loss of BT Rights" (as defined in Section 9.12(a) of the Investment Agreement) following an arbitration pursuant to Section 9.12(e) or 9.12(f) of the Investment Agreement.

                (F) There shall have been a public announcement by this corporation that (i) this corporation or any of its Affiliates has exercised its right to require BT or any of its Affiliates to sell to this corporation or any of its Affiliates BT's direct or indirect interest in the Joint Venture pursuant to the terms of the Joint Venture Agreement and (ii) this corporation has delivered a notice to BT in which this corporation set forth its consent to the conversion of shares of the Class A Common Stock.


     For the purposes of this subdivision (vi), the issuance by this corporation of a press release in this corporation's customary manner shall be deemed to be 'public announcement by this corporation'.



             (vii) "Core Business" shall mean the "Core Business" (as defined in the Investment Agreement) of the Company in the Americas.


             (viii) "Employee Stock Plans" shall have the meaning set forth in the Investment Agreement.


             (ix) "Fair Market Value" shall mean, as to any shares or other property, the cash price at which a willing seller would sell and a willing buyer would buy such shares or property in an arms'-length negotiated transaction without time constraints, as determined by the Independent Directors in accordance with the procedures for a determination by the Independent Directors set forth in the Investment Agreement. Notwithstanding the foregoing, as to any shares of stock of this corporation issued to effect an acquisition or investment, "Fair Market Value" shall mean the Current Market Value of such shares.



             (x) "Investment Agreement" shall mean the Amended and Restated Investment Agreement dated as of January 31, 1994 between BT and this corporation, as such agreement may be amended, changed, supplemented or otherwise modified.



             (xi) "Joint Venture Agreement" shall mean the Joint Venture Agreement dated August 4, 1993 among BT, Moorgate (Twelve) Limited, a company incorporated under the laws of England and Wales, this corporation, MCI Ventures Corporation, a Delaware corporation, and BT Forty-Eight Company, an unlimited company incorporated under the laws of England and Wales (the "Joint Venture"), as such agreement may be amended, changed, supplemented or otherwise modified.


             (xii) "Market Capitalization" shall have the meaning set forth in the Investment Agreement. }

          { (xiii) "Non-Core Business" shall have the meaning set forth in the Investment Agreement.


             (xiv) "Outstanding Interest" shall mean the percentage of the aggregate voting power of the outstanding Voting Securities (other than voting power with respect to the election of directors or a class vote on specified matters) represented by the Voting Securities beneficially owned by any holder of shares of Class A Common Stock or any of its Affiliates; provided that, for purposes of calculating such percentage, Uncounted Shares (as hereinafter defined in subdivision (xxi) of this subparagraph (11)) shall be deemed not to be outstanding Voting Securities; provided, however, that the foregoing proviso shall not apply to the extent that, without the benefit of such proviso, the Outstanding Interest would be less than 7 1/2%.



             (xv) "Outstanding Voting Interest" shall mean the percentage of the aggregate voting power of the outstanding Voting Securities (other than voting power with respect to the election of directors or a class vote on specified matters) represented by the number of outstanding shares of Class A Common Stock and Class A Preferred Stock.


             (xvi) "Requirement of Law" shall have the meaning set forth in the Investment Agreement.

             (xvii) "Rights" shall mean the rights issued pursuant to the Rights Plan.


             (xviii) "Rights Plan" shall mean the Rights Agreement dated
                  , 1994 between this corporation and                          ,
        as the same may be amended from time to time, or any successor plan thereto, as the same may be amended from time to time. For purposes of this subdivision (xviii), any rights plan adopted by this corporation subsequent to the termination of such Rights Agreement or the expiration, redemption or exchange of the Rights shall be deemed a "successor plan thereto".


             (xix) "Subsidiary" shall mean any corporation or other entity of which at least a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by this corporation.


             (xx) "Transferred" shall mean the occurrence of any act pursuant to which, directly or indirectly, including by operation of law, the beneficial ownership of shares of Class A Common Stock shall have been offered, sold, transferred, assigned, pledged, hypothecated or otherwise disposed.


             (xxi) "Uncounted Shares" shall have the meaning set forth in the Investment Agreement.

             (xxii) "Voting Equity" shall mean any and all Voting Securities, securities of this corporation convertible into Voting Securities, and options, warrants or other rights to acquire Voting Securities.


             (xxiii) "Voting Securities" shall mean the Common Stock, the Class A Common Stock any Class A Preferred Stock and any other securities of this corporation having voting power under ordinary circumstances with respect to the election of directors of this corporation.



     For purposes of this subparagraph (11), a person shall be deemed to "beneficially own" any securities in accordance with the provisions of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on August 4, 1993; provided that capital stock of this corporation underlying any options, warrants, rights or other securities convertible into or exercisable for such capital stock shall not be deemed to be beneficially owned by any person if the applicable conversion price or exercise price, as the case may be, of such option, warrant, right or other security is more than the Current Market Value (as hereinafter defined in subdivision (i) of paragraph (b) of section 9 of this Certificate of Incorporation) of the underlying capital stock.



          (12) Shares of the Class A Common Stock may not by issued by this corporation other than pursuant to, or in accordance with, the terms hereof and of the Investment Agreement. }

[ (b) THE COMMON STOCK.

     (1) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4) shall have been met and after this corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts in respect of the Preferred stock (fixed in accordance with the provisions of paragraph (a) of this section 4) and subject further to any other conditions which may be fixed in accordance with the provisions of paragraph (a) of this section 4, including, without limitation, the right of any of the holders of any series of the Preferred Stock to participate therein, then but not otherwise, the holders of the Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors.

     (2) After distribution in full of the preferential amount, if any, to be distributed to the holders of the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4) in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up, of this corporation, the holders of the Common Stock shall, subject to the right, if any, of the holders of any series of the Preferred Stock to participate therein (fixed in accordance with the provisions of paragraph (b) of this section 4), be entitled to receive all the remaining assets of this corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock held by each.

     (3) Except as may otherwise be required by law, the Certificate of Incorporation or the provisions of the resolution or resolutions adopted by the board of directors pursuant to paragraph (a) of this section 4, each holder of the Common Stock shall have one vote in respect of each share of the Common Stock held by him on each matter voted upon by the stockholders. ]

   { (c) COMMON STOCK.


     '(1) After the requirements with respect to preferential dividends on the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4) shall have been met and after this corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts in respect of the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4), and subject to any other conditions that may be fixed in accordance with the provisions of paragraph (a) of this section 4, including, without limitation, the right of any of the holders of any series of Preferred Stock to participate therein, and subject further to the right of the holders of Class A Common Stock to participate therein to the extent provided in subparagraphs (1) and (3) of paragraph (b) of this section 4, then, but not otherwise, the holders of shares of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors.



     (2) In the event this corporation shall at any time effect a subdivision or combination or consolidation of the outstanding shares of Class A Common Stock into a greater or lesser number of shares of Class A Common Stock (other than pursuant to subparagraph (2) of paragraph (b) of this section 4), then in each such case this corporation shall effect an equivalent subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock.


     (3) After distribution in full of the preferential amount, if any, to be distributed to the holders of the Preferred Stock (fixed in accordance with the provisions of paragraph (a) of this section 4) in the event of any voluntary or involuntary liquidation, dissolution or winding-up of this corporation, the holders of the Common Stock shall, subject to the right, if any, of the holders of any series of Preferred Stock to participate therein (fixed in accordance with the provisions of paragraph (a) of this section 4), be entitled together with the holders of the Class A Common Stock to receive all the remaining assets of this corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares held by each such holder.

     (4) Except as may otherwise be required by law, this Certificate of Incorporation or the provisions of the resolutions adopted by the board of directors pursuant to paragraph (a) of this section 4, each holder of the }

{ Common Stock shall have one vote in respect of each share of the Common Stock held by such holder on each matter voted upon by the stockholders. Holders of the Common Stock may not take any action that is required or permitted to be taken by them at an annual or special meeting of such stockholders without a meeting, without prior notice or without a vote, and the right of the holders of the Common Stock to act by written consent in lieu of a meeting is expressly denied. }

    [(c)] {(d)} OTHER PROVISIONS.


     (1) The relative powers, preferences and rights of each series of the Preferred Stock in relation to the powers, preferences and rights of the Preferred Stock or each other series of the Preferred Stock shall, in each case, be as fixed from time to time by the board of directors in the resolution or resolutions adopted pursuant to authority granted in paragraph (a) of this section 4, and the consent, by class or series vote or otherwise, of the holders of such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the board of directors of any other series of the Preferred Stock whether the powers, preferences and rights of such other series shall be fixed by the board of directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series of the Preferred Stock or any of them; provided however, that the board of directors may provide in such resolution or resolutions adopted with respect to any series of the Preferred Stock that the consent of the holders of shares carrying a majority (or such greater proportion as shall be therein fixed) of the votes cast by the holders of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other series of the Preferred Stock.

     (2) Subject to the provisions of subparagraph (1) of this paragraph [ (c) ] { (d) }, shares of any series of the Preferred Stock may be issued from time to time as the board of directors shall determine and on such terms and for such consideration as shall be fixed by the board of directors.

     (3) Shares of the Common Stock may be issued from time to time as the board of directors shall determine and on such terms and for such consideration as shall be fixed by the board of directors.

   [ (4) The authorized amount of shares of the Common Stock, and of the Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of a majority of the votes entitled to be cast thereon. ]

   { (4) The authorized amount of shares of the Common Stock, of the Class A Common Stock and of the Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of a majority of the votes entitled to be cast thereon. }

     (5) Notwithstanding any other provisions of this Certificate of Incorporation, with regard to the election of directors of this corporation, each holder of shares entitled to be voted with respect to the election of directors shall be entitled to as many votes as shall equal the number of votes which (except for this provision as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to his shares multiplied by the number of directors to be elected by him, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit.

   [ (6) Notwithstanding anything to the contrary contained in the resolutions authorizing the issuance of Preferred Stock and the designation, powers, preferences and relative, participating optional and other special rights, and the qualifications, limitations and restrictions, thereof, all shares of the Preferred Stock which have been or hereafter shall be acquired by this corporation, whether by purchase or redemption or by their having been converted or exchanged for other shares of this corporation or otherwise, shall be retired shares and shall not be reissued. ]


    { (6) Notwithstanding any other provision of this Certificate of Incorporation, until the fourth anniversary of the Closing Date (as defined in subdivision (v) of subparagraph (11) of paragraph (b) of this section 4), so long as any shares of Class A Common Stock remain outstanding, the board of directors of this corporation shall not, without the affirmative vote of the holders of at least 75% in voting power of the Voting Securities (as defined in subdivision (xxiii) of subparagraph (11) of paragraph (c) of this section 4) at the time outstanding, given in person or by proxy, at an annual or special meeting called for the purpose, at which the }

{ holders of the Voting Securities shall vote together as a single class, redeem the Rights (as defined in subdivision (xvii) of subparagraph (11) of paragraph (b) of section 4 of this Certificate of Incorporation). }


     5. COMPROMISES OR ARRANGEMENTS WITH CREDITORS. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of
Section 279 to Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such a manner as the said court directs. If a majority in number representing three-fourths (3/4ths) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

     6. ADDITIONAL PROVISIONS. For the management of the business and for the conduct of the affairs of this corporation, and in further definition, limitation and regulation of the powers of this corporation and of its directors and stockholders and classes thereof, the following additional provisions are made a part of this Certificate of Incorporation:

          (a) The number of directors which shall constitute the whole board of directors of this corporation shall be fixed by, or in the manner provided in, the by-laws of this corporation. As used in this Certificate of Incorporation, the phrases "whole board" and "total number of directors" shall be deemed to have the same meaning, to wit: the total number of directors which this corporation would have if there were no vacancies. The election of directors need not be by ballot.

          (b) In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors of this corporation is expressly authorized and empowered:

             (i) acting by the affirmative vote of a majority of the whole board, to make, alter, amend or repeal the by-laws of this corporation; provided, however, that the stockholders, acting by the affirmative vote of the holders of not less than four-fifths (4/5ths) of the outstanding shares of this corporation entitled to vote thereon (considered for purposes of this subdivision (i) as one class), may make, alter, amend or repeal the by-laws of this corporation;

             (ii) acting by the affirmative vote of a majority of the whole board, to call special meetings of the stockholders for any purpose or purposes; provided, however, that, except as otherwise provided by law, special meetings of the stockholders for any purpose or purposes may also be called by the Chairman of the Board of Directors of this corporation or upon the written request of the holders of not less than two-thirds (2/3rds) of the outstanding shares of this corporation entitled to vote in the election of directors (considered for purposes of this subdivision (ii) as one class);

             (iii) subject to the provisions of the laws of the State of Delaware and the by-laws then in effect, to determine, from time to time, whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of this corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have any right, except as conferred by the laws of the State of Delaware, to inspect any account or book or document of this corporation unless and until authorized so to do by resolution of the board of directors; and

             (iv) without the assent or vote of the stockholders of this corporation, to authorize and issue obligations of this corporation, secured or unsecured, to include therein such provisions as to redeemability, convertibility or otherwise, as the board of directors, in its sole discretion, may determine, and to authorize the mortgaging or pledging, as security therefor, of any property of this corporation, real or personal, including after-acquired property.


       { (c)(i) Any director of this corporation elected to a class of the board of directors pursuant to paragraph (b) of Section 1 of Article III of the by-laws of this corporation (as such provision hereafter may be amended or relettered or renumbered) may be removed from office, but only for cause and only by the affirmative vote of the holders of not less than four-fifths of the votes entitled to be cast by the holders of all outstanding shares (considered as one class for purposes of this paragraph
     (c)) entitled to vote thereon. The stockholders entitled to vote for the election of such removed director's successor may, at the meeting at which such removal was effectuated, elect a successor to any director so removed, which successor shall hold office until the next election of the class of directors of which the director so removed was a member. The remaining directors (other than the Class A Directors and any directors elected by the holders of one or more series of Preferred Stock voting separately as a class or series (as may be fixed in accordance with the provisions of paragraph (a) of section 4 of this Certificate of Incorporation)) may, to the extent that the vacancy is not filled by election by the stockholders, fill such vacancy for such term.



          (ii) Any Class A Director (as defined in subdivision (i) of subparagraph (7) of paragraph (b) of section 4 of this Certificate of Incorporation) may be removed from office (A) for cause by the affirmative vote of the holders of not less than four-fifths of the votes entitled to be cast by the holders of all outstanding shares (considered as one class for purposes of this paragraph (c)) entitled to vote thereon, and (B) without cause only by the affirmative vote of the holders of not less than a majority of the voting power represented by the outstanding Class A Common Stock and any Class A Preferred Stock, voting separately as a class, provided that, if less than all the Class A Directors are to be removed, no Class A Director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of all Class A Directors. Any vacancy resulting from any such removal of a Class A Director shall be filled as provided in subdivision (iv) of subparagraph (7) of paragraph (b) of section 4 of this Certificate of Incorporation.


          (iii) Any other director of this corporation may be removed from office, with or without cause, and the vacancy resulting therefrom may be filled, in accordance with applicable law and any other provision of this Certificate of Incorporation (including any resolution of the board of directors adopted in accordance with the provisions of paragraph (a) of section 4 of this Certificate of Incorporation) or of the by-laws of this corporation applicable thereto. }

In addition to the powers and authorities hereinbefore or by statute expressly conferred upon it, the board of directors may exercise all such powers and do such acts and things as may be exercised or done by this corporation, subject, nevertheless, to the provisions of the laws of the State of Delaware and the Certificate of Incorporation and the by-laws of this corporation.

     7. CERTAIN REQUIRED STOCKHOLDER VOTE. Notwithstanding any other provisions of this Certificate of Incorporation or the bylaws of this corporation, and in addition to any other vote that may be required by law, this Certificate of Incorporation or the by-laws of this corporation, the affirmative vote of the holders of not less than four-fifths (4/5ths) of the outstanding shares of this corporation entitled to vote thereon (considered for purposes of this section 7 as one class) shall be required for any or all of the following actions:

          (i) amendment, alteration, change or repeal of any of the provisions of the following:

             (A) subparagraph (5) of paragraph [(c)] {(d)} of section 4 of this Certificate of Incorporation (which relates to cumulative voting);

             (B) subdivisions (i) and (ii) of paragraph (b) of section 6 of this Certificate of Incorporation (which relate, respectively, to making, altering, amending or repealing the by-laws of this corporation and to calling special meetings of the stockholders); and

             (C) this section 7; and

          (ii) the addition of any further provision or provisions to this Certificate of Incorporation which in any way relate to the provisions, or any of them, contained in subdivisions (i) and (ii) of subparagraph (b) of section 6 of this Certificate of Incorporation.

     8. LIMITS ON LIABILITY OF DIRECTORS; INDEMNIFICATION OF OFFICERS, DIRECTORS AND EMPLOYEES.

     (a) No director of this corporation shall be personally liable to this corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to this corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended after approval by the stockholders of this paragraph (a) to authorize corporate action further limiting or eliminating the person liability of directors, then this liability of a director of this corporation shall be limited or eliminated to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended. No amendment or repeal of this paragraph (a) shall apply to or have any effect on the liability or alleged liability of any director of this corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     (b) This corporation shall, to the fullest extent permitted by Delaware law, as in effect from time to time, indemnify all persons who are or where directors, officers and employees of this corporation or any wholly owned subsidiary, and all such directors, officers and employees who, at the request of this corporation, are or were at any time serving any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity. This corporation may also indemnify all other persons to the fullest extent permitted by Delaware law.

   [ 9. BUSINESS COMBINATIONS.

     (a)(1) In addition to any affirmative vote required by law or under any other provision of this Certificate of Incorporation, and except as otherwise expressly provided in this section 9:

          (A) any merger or consolidation of this corporation or any Subsidiary (as hereinafter defined in paragraph (c)(8) of this section 9) with or into
     (i) any Substantial Stockholder (as hereinafter defined in paragraph (c)(2) of this section 9) or (ii) any other corporation (whether or not itself a Substantial Stockholder) which, after such merger or consolidation, would be an Affiliate (as hereinafter defined in paragraph (c)(7) of this section
     9) of a Substantial Stockholder, or

          (B) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Substantial Stockholder of any substantial part (as hereinafter defined in paragraph (c)(9) of this section 9) of the assets of this corporation or of any Subsidiary, or

          (C) the issuance or transfer by this corporation or by any subsidiary (in one transaction or a series of related transactions) of any equity securities (as hereinafter defined in paragraph (c)(11) of this section 9) of this corporation or any Subsidiary to any Substantial Stockholder in exchange for cash, securities or other property (or a combination thereof) having an aggregate fair market value of $25,000,000 or more, or

          (D) the adoption of any plan or proposal for the liquidation or dissolution of this corporation if, as of the record date for the determination of stockholders entitled to notice thereof and to vote thereon, any person shall be a Substantial Stockholder, or

          (E) any reclassification of securities (including any reverse stock split) or recapitalization of this corporation, or any reorganization, merger or consolidation of this corporation with any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving a Substantial Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding securities of any class of equity securities of this corporation or any Subsidiary which is directly or ]

   [ indirectly beneficially owned (as hereinafter defined in paragraph (c)(3) of this section 9) by any Substantial Stockholder, shall (except as otherwise expressly provided in this Certificate of Incorporation) require the affirmative vote of the holders of then outstanding Voting Shares (as hereinafter defined in paragraph (c)(10) of this section 9) entitled to cast at least 80% of the votes entitled to be cast by the holders of all of the then outstanding Voting Shares; provided that such affirmative vote must include the affirmative vote of the holders of Voting Shares entitled to cast a majority of the votes entitled to be cast by the holders of all then outstanding Voting Shares not beneficially owned by any Substantial Stockholder. Each such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

     (2) The term "business combination" as used in this section 9 shall mean any transaction which is described in any one or more of clauses (A) through (E) of paragraph (a)(1) of this section 9.

     (b) The provisions of this section 9 shall not be applicable to any business combination, the terms of which shall be approved, prior to the date the Substantial Stockholder which is a party thereto or whose proportionate share of the outstanding securities of any class of equity securities of this corporation or any Subsidiary is increased by reason thereof, or, in the case of a business combination described in clause (D) of paragraph (a)(1) of this section 9, prior to the date any Substantial Stockholder affected by such business combination, became a Substantial Stockholder, by two-thirds (2/3rds) of the whole board (as hereinafter defined in paragraph (c)(6) of this section
9), but only if a majority of the members of the board of directors acting upon such matter shall be continuing directors (as hereinafter defined in paragraph
(c)(5) of this section 9).

     (c) For the purpose of this section 9:

          (1) A "Person" shall mean any individual, firm, corporation or other entity.

          (2) "Substantial Stockholder" shall mean any person (other than this corporation or any Subsidiary) who or which, as of the record date for the determination of stockholders entitled to notice of and to vote on any business combination, or immediately prior to the consummation of any such business combination (other than a business combination referred to in paragraph (a)(1)(D) of this section 9):

             (A) is the beneficial owner (as hereinafter defined in subparagraph
        (3) of this paragraph (c)), directly or indirectly, of more than 15% of the Voting Shares (determined solely on the basis of the total number of Voting Shares so beneficially owned [and without giving effect to the number or percentage of votes entitled to be cast in respect of such shares] in relation to the total number of Voting Shares issued and outstanding), or

             (B) is an Affiliate of this corporation and at any time within three years prior thereto was the beneficial owner, directly or indirectly, of more than 15% of the then outstanding Voting Shares (determined as aforesaid), or

             (C) is the assignee of or has otherwise succeeded to any shares of capital stock of this corporation which were at any time within three years prior thereto beneficially owned by any Substantial Stockholder, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

     (3) "Beneficial Ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange act of 1934 (or any successor rule or statutory provision) or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, pursuant to Rule 13d-3 as in effect on January 1, 1981; provided, however, that a person shall, in any event, also be deemed to be the "beneficial owner" of any Voting Shares:

          (A) which such person or any of its Affiliates or Associates (as hereinafter defined in subparagraph (7) of this paragraph (c)) beneficially own, directly or indirectly, or ]

         [ (B) which such person or any of its Affiliates or Associates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any Voting Shares solely by reason of an agreement, arrangement or understanding with this corporation to effect a business combination) or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (ii) sole or shares voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding relationship or otherwise (but shall not be deemed to be the beneficial owner of any Voting Shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such Affiliate or Associate is otherwise deemed the beneficial owner), or

          (C) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates or Associates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this corporation;

and provided further, however, that (i) no director or officer of this corporation, nor any Associate or Affiliate or any such director or officer, shall, solely by reason of any or all of such directors and officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Voting Shares beneficially owned by any other such director or officer (or any Associate or Affiliate thereof), and (ii) no employee stock ownership or similar plan of this corporation or any Subsidiary nor any trustee with respect thereto, nor any Associate or Affiliate of any such trustee, shall, solely by reason of such capacity of such trustee, be deemed, for any purposes hereof, to beneficially own any Voting Shares held under any such plan.

     (4) For purposes of computing the percentage beneficial ownership of Voting Shares of a person in order to determine whether such person is a Substantial Stockholder, the outstanding Voting Shares shall include shares deemed owned by such person through application of subparagraph (3) of this paragraph (c) but shall not include any other Voting Shares which may be issuable by this corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Voting Shares shall include only Voting Shares then outstanding and shall not include any Voting Shares which may be issuable by this corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

     (5) "Continuing director" shall mean a person who was a member of the board of directors of this corporation as of July 1, 1981 or thereafter elected by the stockholders or appointed by the board of directors of this corporation prior to the date as of which the Substantial Stockholder (or Substantial Stockholders) in question became a Substantial Stockholder (or Substantial Stockholders), or a person designated (before his initial election or appointment as a director) as a continuing director by a majority of the whole board, but only if a majority of the whole board shall then consist of continuing directors, or, if a majority of the whole board shall not then consist of continuing directors, by a majority of the then continuing directors.

     (6) "Whole board" shall mean the total number of directors which this corporation would have if there were no vacancies.

     (7) An "Affiliate" of a specified person is a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. The Term "Associate" used to indicate a relationship with any person shall mean (i) any corporation or organizations other than this corporation or a Subsidiary) of which such person is an officer or partner or is, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person, or is an officer or director of any corporation controlling or controlled by such person. ]

   [ (8) "Subsidiary" shall mean any corporation of which a majority of any class of equity security is owned, directly or indirectly, by this corporation; provided, however, that for the purposes of the definition of Substantial Stockholder set forth in subparagraph (2) of this paragraph (c), the term "Subsidiary" shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by this corporation.

     (9) "Substantial part" shall mean assets having a book value (determined in accordance with generally accepted accounting principles) in excess of 10% of the book value (determined in accordance with generally accepted accounting principles) of the total consolidated assets of this corporation, at the end of its most recent fiscal year ending prior to the time the determination is made.

     (10) "Voting Shares" shall mean any shares of capital stock of this corporation entitled to vote generally in the election of directors.

     (11) "Equity security" shall have the meaning given to such term under Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1981.

     (d) A majority of the whole board shall have the power to determine, but only if a majority of the whole board shall then consist of continuing directors, or, if a majority of the whole board shall not then consist of continuing directors, a majority of the then continuing directors shall have the power to determine, for the purposes of this section 9, on the basis of information known to them, (i) the number of Voting Shares beneficially owned by any person, (ii) whether a person is an Affiliate or Associate of another, (iii) whether a person has an agreement, arrangement or understanding with another as to any matter referred to in subparagraph (3)(C) of paragraph (c) of this section 9, (iv) whether the assets subject to any business combination constitute a substantial part of the assets of the corporation in question, and/or (v) any other factual matter relating to the applicability or effect of this section 9.

     (e) A majority of the whole board shall have the right to demand, but only if a majority of the whole board shall then consist of continuing directors, or, if a majority of the whole board shall not then consist of continuing directors, a majority of the then continuing directors shall have the right to demand, that any person who it is reasonably believed is a Substantial Stockholder (or holds of record Voting Shares beneficially owned by any Substantial Stockholder) supply this corporation with complete information as to (i) the record owner(s) of all shares beneficially owned by such person who it is reasonably believed is a Substantial Stockholder, (ii) the number of, and class or series of, shares beneficially owned by such person who it is reasonably believed is a Substantial Stockholder and held of record by each such record owner and the number(s) of the stock certificate(s) evidencing such shares, and (iii) any other factual matter relating to the applicability or effect of this section 9, as may be reasonably requested of such person, and such person shall furnish such information within 10 days after receipt of such demand.

     (f) Any determinations made by the board of directors, or by the continuing directors, as the case may be, pursuant to this section 9 in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon this corporation and its stockholders, including any Substantial Stockholders.

     (g) Any amendment, alteration, change or repeal of this section 9 shall, in addition to any other vote or approval required by law or by this Certificate of Incorporation, require the affirmative vote of holders of then outstanding Voting Shares entitled to cast at least 80% of the votes entitled to be cast by the holders of all of the then outstanding Voting Shares (and such affirmative vote must include the affirmative vote of the holders of Voting Shares entitled to cast a majority of the votes entitled to be cast by the holders of all Voting Shares not beneficially owned by any Substantial Stockholder); provided, however, that this paragraph (g) shall not apply to, and such 80% vote (and such further majority vote) shall not be required for, any amendment, alternation, change or repeal declared advisable by the board of directors by the affirmative vote of two thirds of the whole board and submitted to the stockholders for their consideration, but only if a majority of the members of the board of directors voting upon such matter shall be continuing directors.

     (h) Nothing contained in this section 9 shall be construed to relieve any Substantial Stockholder from any fiduciary obligation imposed by law. ]

    [ (i) In the event any paragraph (or portion thereof) of this section 9 shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this section 9 shall be deemed to remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this corporation and its stockholders that each such remaining provision (or portion thereof) of this section 9 remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including Substantial Stockholders, notwithstanding any such finding. ]

   { 9. REDEMPTION OF STOCK.


     (a) Notwithstanding any other provision of this Certificate of Incorporation to the contrary (but subject to the terms of any series of Preferred Stock fixed in accordance with the provisions of paragraph (a) of section 4 of this Certificate of Incorporation), outstanding shares of stock of this corporation held by Disqualified Holders (as hereinafter defined in subdivision (ii) of paragraph (b) of this section 9) shall always be subject to redemption by this corporation, by action of the board of directors, to the extent necessary, in the judgment of the board of directors, to prevent the loss or secure the renewal or reinstatement of any license or franchise from any governmental agency held by this corporation or any of its Subsidiaries (as defined in subdivision (xix) of subparagraph (11) of paragraph (b) of section 4 of this Certificate of Incorporation) to conduct any portion of the business of this corporation or any of its Subsidiaries, which license or franchise is conditioned upon some or all of the holders of the stock of this corporation possessing prescribed qualifications. The terms and conditions of such redemption shall be as follows, subject in any case to any additional or different rights of a particular Disqualified Holder or of this corporation pursuant to any contract or agreement between such Disqualified Holder and this corporation:



          (i) the redemption price of the shares to be redeemed pursuant to this section shall be equal to the Current Market Value (as hereinafter defined in subdivision (i) of paragraph (b) of this section 9) of such shares; provided that such redemption price as to any Disqualified Holder who purchased such shares after February 4, 1994 and within one year of the Redemption Date (as hereinafter defined in subdivision (iv) of paragraph
     (b) of this section 9) shall not (unless otherwise determined by the board of directors) exceed the purchase price paid by such Disqualified Holder for such shares;


          (ii) the redemption price of such shares may be paid in cash, Redemption Securities (as hereinafter defined in subdivision (v) of paragraph (b) of this section 9) or any combination thereof;


          (iii) if less than all of the shares held by Disqualified Holders are to be redeemed, the shares to be redeemed shall be selected in such manner as shall be determined by the board of directors, which may include selection first of the most recently purchased shares thereof, selection by lot or selection in any other manner determined by the board of directors to be equitable; provided that this corporation shall be entitled to redeem shares of Common Stock held by Disqualified Holders prior to redeeming shares of Class A Common Stock held by Disqualified Holders;


          (iv) at least ten days' written notice of the Redemption Date shall be given to the record holders of the shares selected to be redeemed (unless waived in writing by any such holder), provided that the Redemption Date may be the date on which written notice shall be given to record holders if the cash or Redemption Securities necessary to effect the redemption shall have been deposited in trust for the benefit of such record holders and subject to immediate withdrawal by them upon surrender of the stock certificates for their shares to be redeemed;

          (v) on the Redemption Date, unless this corporation shall have defaulted in paying or setting aside for payment the cash or Redemption Securities payable upon such redemption, any and all rights of Disqualified Holders in respect of shares so redeemed (including without limitation any rights to vote or participate in dividends), shall cease and terminate, and from and after such Redemption Date such Disqualified Holders shall be entitled only to receive the cash or Redemption Securities payable upon redemption of the shares so redeemed; and

          (vi) such other terms and conditions as the board of directors shall determine; }

{ provided, however, that in the event that any shares of Class A Common Stock are redeemed pursuant to this section 9, the redemption price and the other terms and conditions of such redemption shall be as set forth in the Investment Agreement (as defined in subdivision (x) of subparagraph (11) of paragraph (c) of section 4 of this Certificate of Incorporation), so long as such agreement remains in effect.

     (b) For purposes of this section 9 (and, with respect to subdivision (i) and subdivision (iii) of this paragraph (b), for purposes of paragraph (c) of section 4 of this Certificate of Incorporation):


          (i) "Current Market Value" of a share of the stock of this corporation of any class or series shall mean the average of the daily closing prices on the NASDAQ National Market System (or such principal exchange on which such class or series of stock may be listed) for such a share for the 20 consecutive trading days commencing on the 22nd trading day prior to the date on which notice of redemption shall be given pursuant to subdivision
     (iv) of paragraph (a) of this section 9 (or, if such notice shall have been waived, the date that is ten days prior to the Redemption Date). The closing price for each day shall be the closing price, if reported, or, if the closing price is not reported, the average of the closing bid and asked prices as reported by the electronic inter-dealer quotation system operated by NASDAQ, Inc. or a similar source selected from time to time by this corporation for the purpose. In the event such closing prices are unavailable, the Current Market Value shall be the Fair Market Value (as defined in subdivision (ix) of subparagraph (11) of paragraph (c) of section 4 of this Certificate of Incorporation) of such a share as determined by the Independent Directors (as hereinafter defined in subdivision (iii) of this paragraph (b)) in accordance with the procedures for a determination by the Independent Directors set forth in the Investment Agreement. Notwithstanding anything to the contrary contained herein, the Independent Directors shall establish the Current Market Value of the Class A Common Stock to be equal to the Current Market Value of the Common Stock and shall establish the Current Market Value of any options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock to be equal to the Current Market Value of options, warrants, rights or other securities convertible into or exercisable for Common Stock upon the same terms and otherwise containing the same terms as such options, warrants, rights or other securities convertible into or exercisable for Class A Common Stock.


          (ii) "Disqualified Holder" shall mean any holder of shares of any class or series of stock of this corporation whose continued holding of such stock, either individually or taken together with the holding of shares of stock of this corporation by any other holder or holders of shares of stock of this corporation, may result, in the judgment of the board of directors, in the loss of, or the failure to secure the renewal or reinstatement of, any license or franchise from any governmental agency held by this corporation or any of its Subsidiaries to conduct any portion of the business of this corporation or any of its Subsidiaries.

          (iii) "Independent Directors" shall have the meaning set forth in the Investment Agreement.

          (iv) "Redemption Date" shall mean the date fixed by the board of directors for the redemption of any shares of stock of this corporation pursuant to this section 9.


          (v) "Redemption Securities" shall mean any debt or equity securities of this corporation, any of its Subsidiaries or any other corporation, or any combination thereof, having such terms and conditions as shall be approved by the board of directors and which, together with any cash to be paid as part of the redemption price, in the opinion of any nationally recognized investment banking firm selected by the board of directors (which may be a firm which provides other investment banking, brokerage or other services to this corporation), has a value, at the time notice of redemption is given pursuant to subdivision (iv) of paragraph (a) of this section 9 (or, if such notice shall have been waived, the date that is ten days prior to the Redemption Date), at least equal to the price required to be paid pursuant to subdivision (i) of paragraph (a) of this section 9 (assuming, in the case of Redemption Securities to be publicly traded, such Redemption Securities were fully distributed and subject only to normal trading activity).' }

   [ 10. SUBSTANTIAL STOCKHOLDERS.

     (a) It is the declared intent and policy of this corporation and its stockholders that control of this corporation is an asset that belongs to all stockholders of this corporation and that all such stockholders are entitled (i) to participate, through an election to sell or otherwise dispose of their shares, in any proposed acquisition of control of this corporation by another person, and (ii) to be offered a price for their shares which ]

[ is fair and equitable under the circumstances and which includes an appropriate premium for the acquisition of such control. It is the declared collective conclusion of this corporation and its stockholders that such policy will not adequately be furthered if any person after acquiring such control may, in its discretion, determine whether or not to acquire the remaining equity interests in this corporation. Even if this Certificate of Incorporation were to require such person to pay to the holders of such remaining equity interests a price deemed fair and equitable under the circumstances in the event such person determines to acquire such remaining equity interest, such person would not otherwise be required to effect any such acquisition. Therefore, to carry out the aforementioned intent and policy, this corporation and its stockholders hereby approve and adopt this section 10.

     (b) From and after the date any person first becomes a Substantial Stockholder (as hereinafter defined in paragraph (g)(2) of this section 10) until such time as such person shall cease to be a Substantial Stockholder, holders of issued and outstanding Voting Shares (as hereinafter defined in paragraph (g)(10) of this section 10) of any class or series beneficially owned (as hereinafter defined in paragraph (g)(3) of this section 10) but such Substantial Stockholder, as of any record date for the determination of stockholders entitled to vote on or consent to any matter, in excess of 10% of the then issued and outstanding shares of such class or series shall, subject to the provisions of the last two sentences of this paragraph (b), be entitled to cast one hundredth (1/100) of one vote per share for each such share in excess of 10% of the then issued and outstanding shares of such class or series. Notwithstanding the foregoing, in the event such Substantial Stockholder, or an Affiliate (as hereinafter defined in paragraph (g)(7) of this section 10) thereof, or any other person deemed to be the beneficial owner of Voting Shares also beneficially owned by such Substantial Stockholder, shall consummate a Tender Offer (as hereinafter defined in paragraph (g)(9) of this section 10) conforming with the provisions of paragraphs (d) and (e) of this section 10, holders of all Voting Shares beneficially owned by such Substantial Stockholder shall thereupon be entitled to cast one vote per share (or such greater or lesser number of votes per share as shall be provided for in, or fixed by the board of directors in any resolution or resolutions adopted pursuant to authority granted in, section 4 of this Certificate of Incorporation) on each matter voted upon or consented to be the stockholders of this corporation. The number of votes which may be cast by any record owner by virtue of the provisions of this section 10 in respect of Voting Shares of any class or series beneficially owned by a Substantial Stockholder shall be a number equal to the total number of votes which a single record owner of all Voting Shares of such class or series beneficially owned by such Substantial Stockholder would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series beneficially owned by such Substantial Stockholder and owned of record by such record owner and the denominator of which is the total number of shares of such class or series beneficially owned by such Substantial Stockholder. The provisions of this paragraph (b) shall not apply to any action (or the voting on such action) that may be taken by the stockholders pursuant to the provisions of subdivisions (i) of (ii) of paragraph
(b) of section 6 of this Certificate of Incorporation and shall not apply to any vote of stockholders expressly required by the provisions of section 7 of this Certificate of Incorporation.

     (c) Until such time as a Substantial Stockholder (or an Affiliate thereof or any other person deemed to be the beneficial owner of Voting Shares also beneficially owned by such Substantial Stockholder) shall consummate a Tender Offer conforming with the provisions of paragraphs (d) and (e) of this section 10, in no event (but subject to the provisions of the last sentence of this paragraph (c)) shall such Substantial Stockholder and the record owner(s) of all Voting Shares of any class or series beneficially owned by such Substantial Stockholder collectively be entitled or permitted to cast, by virtue of their beneficial or record ownership of Voting Shares of any class or series beneficially owned by such Substantial Stockholder, in excess of 15% of the total number of votes which the holder of all then outstanding Voting Shares of such class or series would (after giving effect to the provisions of paragraph
(b) of this section 10) be entitled to cast. If the provisions of the preceding sentence shall have the effect of reducing the total number of votes which any Substantial Stockholder and the record owner(s) of Voting Shares of any class or series beneficially owned by such Substantial Stockholder shall be entitled to cast, such reduction shall be effected, and the number of votes which such record owner(s) shall be entitled to cast (by reason of this paragraph (c)) shall be determined, in accordance with the provisions of the penultimate sentence of paragraph (b) of this section 10. The provisions of this paragraph
(c) shall not apply to any action (or the voting on such action) that may be ]

[ taken by the stockholders pursuant to the provisions of subdivisions (i) or
(ii) of paragraphs (b) of section 6 of this Certificate of Incorporation and shall not apply to any vote of stockholders expressly required by the provisions of section 7 of this Certificate of Incorporation.

     (d) The Tender Offer referred to in the second sentence of paragraph (b) of this section 10, and in the first sentence of paragraph (c) of this section 10, shall mean a Tender Offer to acquire at not less than the applicable Offer Price (as hereinafter defined in paragraph (e) of this section 10) any and all shares of Common Stock (as hereinafter defined in paragraph (g) (11) of this section
10) then outstanding and not beneficially owned by the Substantial Stockholder to which such Tender Offer relates. In no event shall any Tender Offer referred to in this paragraph (d) remain open for less than twenty business days (as defined in the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1981) or provide that shares duly tendered pursuant thereto will not be purchased within 40 business days after the commencement of such Tender Offer, and in the event that at the time such Tender Offer is commenced the terms and conduct thereof shall not be directly regulated by Sections 14(d) or 13(e) of the Securities Exchange Act of 1934 and the Rules and Regulations thereunder, or any successor federal laws and regulations, then such Tender Offer shall conform in all respects with the provisions of the Securities Exchange Act of 1934 and the General Rules and Regulations thereunder, as in effect on January 1, 1981. The consideration to be received by holders of Common Stock in any such Tender Offer shall be in the form of cash (which may be payable by check) exclusively, and such Tender Offer shall be deemed consummated only when payment in full shall be made for all duly tendered shares. A Tender Offer shall not be deemed to have conformed or complied with the provisions of this paragraph (d) unless (i) such Substantial Stockholder or Affiliate requests the board of directors to notify it if the board or a majority of the continuing directors, as the case may be, exercises its discretion to utilize an "Established Price" as contemplated by subparagraph (2) of paragraph (e) of this section 10 and (ii) such Tender Offer is commenced within 30 days after the first public announcement thereof setting forth the Offer Price thereof (such public announcement being hereinafter referred to as the "Announcement" of such Tender Offer).

     (e)(1) The "Offer Price" for any Tender Offer referred to in paragraph (d) of this section 10 shall be an amount per share of Common Stock which shall not be less than the greater of:

          (A) the Market Price (as hereinafter defined in paragraph (f) of this section 10) of the Common Stock immediately prior to the Announcement of such Tender Offer multiplied by a fraction the numerator of which is the highest per share price (including brokerage commissions, transfer taxes and soliciting dealers' fees) which such Substantial Stockholder (or any of its Affiliates or any other person deemed to be the beneficial owner of Voting Shares also beneficially owned by such Substantial Stockholder) paid or agreed to pay for any shares of Common Stock acquired by it within two years prior to the Announcement of such Tender Offer, and the denominator of which is the Market Price of the Common Stock immediately prior to the initial acquisition by such Substantial Stockholder (or any of its Affiliates or any other person deemed to be the beneficial owner of Voting Shares also beneficially owned by such Substantial Stockholder) of any Common Stock during such two-year period; or

          (B) the highest price per share of Common Stock (including brokerage commissions, transfer taxes and soliciting dealers' fees) paid or agreed to be paid by such Substantial Stockholder (or any of its Affiliates or any other person deemed to be the beneficial owner of Voting Shares also beneficially owned by such Substantial Stockholder) in acquiring any shares of Common Stock; or

          (C) the highest sale or bid price for the Common Stock reported during the 12 months prior to the Announcement of such Tender Offer; or

          (D) the earnings per share of Common Stock for the four full consecutive fiscal quarters immediately preceding the one in which the Announcement of such Tender Offer shall be made as to which financial results have been published by this corporation, multiplied by the then highest price/earnings multiple (if any) of such Substantial Stockholder or any of its Affiliates as customarily computed and reported in the financial community; ]

[ provided, however, that a majority of the whole board (as hereinafter defined in paragraph (g)(6) of this section 10), in its discretion, may determine, but only if a majority of the whole board shall then consist of continuing directors (as hereinafter defined in paragraph (g)(5) of this section 10), or, if a majority of the whole board shall not then consist of continuing directors, a majority of the then continuing directors, in their discretion, may determine, that, in lieu of an amount per share of Common Stock not less than the greater of the amounts determined in accordance with clauses (A), (B),
(C) or (D) of this subparagraph (1), such Offer Price shall be an amount per share of Common Stock which shall not be less than a price per share of Common Stock (the "Established Price") established and determined in writing by an independent, nationally recognized investment banking firm selected by a majority of the whole board, but only if a majority of the whole board shall then consist of continuing directors, or, if a majority of the whole board does not then consist of continuing directors, by a majority of the then continuing directors, as then a fair and appropriate price (considering this corporation, on a consolidated basis, as a going concern or on the basis of its value in liquidation, whichever circumstance would result in the highest such price) for the sale of this corporation in a privately negotiated, arm's-length transaction with a person other than a Substantial Stockholder or an Affiliate of such Substantial Stockholder, in light of then prevailing economic conditions, the business and assets of and future prospects for this corporation, the synergistic benefits expected to be derived by the acquiring person(s) from an acquisition of or combination with this corporation, recent examples of similar transactions and other factors then generally considered and relied upon by the investment banking community in making determinations or recommendations as to price in arm's-length acquisition transactions.

     (2) This corporation shall furnish to any Substantial Stockholder requesting in writing (such request to be addressed to this corporation's Chairman of the board at the principal executive offices of this corporation), within 90 days after receipt of such request, a certificate of an officer of this corporation either specifying the Established Price, or stating that the board of directors or a majority of the continuing directors, as the case may be, has determined not to utilize an Established Price, pursuant to subparagraph
(1) of this paragraph (e). Each such request by a Substantial Stockholder shall specify the prices paid or agreed to be paid for shares of Common Stock referred to in clauses (A) and (B) of subparagraph (1) of this paragraph (e). In the event there shall be no Announcement of a Tender Offer complying with the provisions of paragraphs (d) and (e) of this section 10 with 45 days after receipt of any such certificate by the Substantial Stockholder making such request, such Substantial Stockholder shall no longer be entitled to rely thereon or act on the basis thereof. In such event, such Substantial Stockholder shall be entitled to make a further request as to the determination to utilize an Established Price, and the board of directors, or the continuing directors, as the case may be, shall be authorized and empowered, in response to any such subsequent request (such subsequent request and response to conform with and to be subject to the foregoing provisions of this subparagraph (2)) to determine whether to utilize an Established Price (as contemplated by subparagraph (1) of this paragraph (e)) established and determined (as hereinabove provided) on the basis of then prevailing circumstances.

     (3) Historical prices per share applied in accordance with clauses (A),
(B), (C) and (D) of subparagraph (1) of this paragraph (e) shall be appropriately adjusted to reflect stock splits, combinations and recapitalizations of the shares of capital stock of this corporation subsequent to the date on or as of which such prices are to be determined.

     (f) For purposes of paragraph (e) of this section 10, the "Market Price" of a share of Common Stock on any particular date shall mean the average closing bid price, as published by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") (or, if such price is not so published by NASDAQ, the average of the closing high and low bid prices as furnished by any New York Stock Exchange member firm selected from time to time by this corporation for such purpose), or, if the Common Stock is then listed or admitted to trading on a national securities exchange, the last sale price regular way therefor as reported in the consolidated transaction reporting system for securities listed or traded on such exchange, or, in case no such reported sale takes place, the reported closing bid price regular way on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, in any such case for each of the 45 trading days in which shares of Common Stock shall have been traded immediately preceding the date which first precedes the Announcement of the Tender Offer in question; provided, however, that if no ]

[ such closing prices are available, "Market Price" shall be determined by a majority of the whole board, but only if a majority of the whole board shall then consist of continuing directors, or, if a majority of the whole board shall not then consist of continuing directors, by a majority of the then continuing directors, on such basis as they shall deem reasonable.

     (g) For the purposes of this section 10:

          (1) A "person shall mean any individual, firm, corporation or other entity.

          (2) (i) "Substantial Stockholder" shall mean any person, other than this corporation or any Subsidiary (as hereinafter defined in subparagraph
     (8) of this paragraph (g)), who or which is the beneficial owner, directly or indirectly, of more than 10% of the outstanding Voting Shares [determined solely on the basis of the total number of Voting Shares so beneficially owned (and without giving effect to the number or percentage of votes entitled to be cast in respect of such shares) in relation to the total number of Voting Shares issued and outstanding]; provided, however, that a person shall not be deemed to be a Substantial Stockholder for any purposes hereof, if such person (or an Affiliate thereof or any other person deemed to be the beneficial owner of Voting Shares also beneficially owned by such person) shall, prior to the time such person becomes the beneficial owner, directly or indirectly, of more than 10% of the outstanding Voting Shares, commence and thereafter shall consummate a Tender Offer for any and all shares of Common Stock, the terms of which shall be approved and recommended to stockholders, as in the best interests of this corporation and its stockholders, by two-thirds (2/3rds) of the members of the whole board (but only if at least a majority of the members of the board of directors acting upon such matter shall be continuing directors).

          (ii)(A) Notwithstanding anything in paragraph (g)(2)(i) of this section 10, for purposes of this section 10 the term "Substantial Stockholder" shall not include any person who is the beneficial owner, directly or indirectly, of more than 10% of the outstanding Voting Shares (determined solely on the basis of the total number of Voting Shares so beneficially owned (and without giving effect to the number or percentage of votes entitled to be cast in respect of such shares) in relation to the total number of Voting Shares issued and outstanding) at the close of business on March 10, 1986 (the record date for determining stockholders entitled to vote at the 1986 Annual Meeting of Stockholders of this corpora tion), but only if (1) all Voting Shares so beneficially owned by such person at such date have been acquired from this corporation by such person or an Affiliate pursuant to the Agreement and Plan of Reorganization dated as of October 18, 1985 by and among International Business Machines Corporation, Information Satellite Corporation, BCI Satellite, Inc. and this corporation (the "Issuance Agreement"), and (2) neither such person nor any Affiliate thereof shall, on such date or thereafter, be the beneficial owner, directly or indirectly, of a number of Voting Shares (determined as aforesaid) or a percentage of the total outstanding Voting Shares which is greater than the number or percentage of such Voting Shares permitted to be owned by such person or any such Affiliate (the "Permitted Amount") pursuant to the Issuance Agreement.

          (B) In the event that any person referred to in paragraph
     (g)(2)(ii)(A) or any Affiliate of such person shall at any time beneficially own, directly or indirectly, a number of Voting Shares or a percentage of total outstanding Voting Shares which is in excess of the Permitted Amount, such person shall for all purposes of this section 10 be deemed a Substantial Stockholder, except that (1) for purposes of paragraph
     (b) of this section 10, such Substantial Stockholder (or the record owner of shares beneficially owned by it) shall be entitled to exercise all voting rights of issued and outstanding Voting Shares held by it or an Affiliate, but only up to the Permitted Amount of Voting Shares and shall, subject to the provisions of the last two sentences of paragraph (b) of this section 10, be entitled to cast one hundredth (1/100) of one vote per share for each such issued and outstanding Voting Share in excess of the Permitted Amount, and (2) the provisions of paragraph (c) of this section 10 shall be inapplicable to such Substantial Stockholder.

          (3) "Beneficial ownership" shall be determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934 (or any successor rule or statutory provision), or, if said Rule 13d-3 shall be rescinded and there shall be no successor rule or statutory provision thereto, ]

   [ pursuant to said Rule 13d-3 as in effect on January 1, 1981; provided, however, that a person shall, in any event, also be deemed the "beneficial owner" of any Voting Shares:

             (A) which such person or any of its Affiliates beneficially owns, directly or indirectly, or

             (B) which such person or any of its Affiliates has (i) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any Voting Shares solely by reason of an agreement, arrangement or understanding with this corporation to effect a business combination, as defined in section 9 of this Certificate of Incorporation) or upon the exercise of conversion rights, exchange rights, warrants, or options, or otherwise, or (ii) sole or shared voting or investment power with respect thereto pursuant to any agreement, arrangement, understanding, relationship or otherwise (but shall not be deemed to be the beneficial owner of any Voting Shares solely by reason of a revocable proxy granted for a particular meeting of stockholders, pursuant to a public solicitation of proxies for such meeting, with respect to shares of which neither such person nor any such Affiliate is otherwise deemed the beneficial owner), or

             (C) which are beneficially owned, directly or indirectly, by any other person with which such first mentioned person or any of its Affiliates acts as a partnership, limited partnership, syndicate or other group pursuant to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of this corporation;

and provided further, however, that (i) no director or officer of this corporation (nor any Affiliate of any such director or officer) shall, solely by reason of any or all of such directors or officers acting in their capacities as such, be deemed, for any purposes hereof, to beneficially own any Voting Shares beneficially owned by any other such director or officer (or any Affiliate thereof), and (ii) no employee stock ownership or similar plan of this corporation or any Subsidiary nor any trustee with respect thereto (nor any Affiliate of such trustee) shall, solely by reason of such capacity of such trustee, be deemed, for any purposes thereof, to beneficially own any Voting Shares held under any such plan.

          (4) For purposes of computing the percentage beneficial ownership of Voting Shares of a person in order to determine whether such person is a Substantial Stockholder, the outstanding Voting Shares shall include shares deemed owned by such person through application of subparagraph (3) of this paragraph (g) but shall not include any other Voting Shares which may be issuable by this corporation pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise. For all other purposes, the outstanding Voting Shares shall include only Voting Shares then outstanding and shall not include any Voting Shares which may be issuable by this corporation pursuant to any agreement, or upon the exercise of conversion rights, warrants or options, or otherwise.

          (5) "Continuing director" shall mean a person who was a member of the board of directors as of July 1, 1981 or thereafter elected by the stockholders or appointed by the board of directors of this corporation prior to the date as of which the Substantial Stockholder in question became a Substantial Stockholder, or a person designated (before his initial election or appointment as a director) as a continuing director by a majority of the whole board, but only if a majority of the whole board shall then consist of continuing directors, or, if a majority of the whole board shall not then consist of continuing directors, by a majority of the then continuing directors.

          (6) "Whole board" shall mean the total number of directors which this corporation would have if there were no vacancies.

          (7) "Affiliate" shall have the meaning given that term in paragraph
     (c)(7) of section 9 of this Certificate of Incorporation.

          (8) 'Subsidiary" shall mean any corporation of which a majority of each class of equity security (as defined in Rule 3all-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1981) is owned, directly or indirectly, by this corporation. ]

        [ (9) "Tender Offer" shall mean an offer to acquire equity securities pursuant to a request or invitation for tenders.

          (10) "Voting Shares" shall mean any shares of capital stock of this corporation entitled to vote generally in the election of directors.

          (11) "Common Stock" shall mean this corporation's Common Stock authorized as of July 1, 1981 and shall also include any capital stock of any class or series of this corporation thereafter authorized which shall be neither limited nor entitled to a fixed sum or percentage in respect of dividends and in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding-up of this corporation. In the event there shall at any time be more than one class or series of capital stock issued and outstanding which constitutes Common Stock, all references in this section 10 to Common Stock, or to any Tender Offer, Offer Price, Established Price or Market Price, shall be deemed to refer to and apply to each such class or series of Common Stock individually and the provisions of this section 10 shall be deemed to apply separately to each such class or series of Common Stock.

     (h) A majority of the whole board shall have the power to determine, but only if a majority of the whole board shall then consist of continuing directors, or, if a majority of the whole board shall not then consist of continuing directors, a majority of the then continuing directors shall have the power to determine, for the purposes of this section 10, on the basis of information known to them, (i) the number of Voting Shares beneficially owned by any person, (ii) whether a person is an Affiliate of another, (iii) whether a person has an agreement, arrangement or understanding with another as to the matters referred to in subparagraph (3) of paragraph (g) of this section 10,
(iv) whether the purchase price offered pursuant to any Tender Offer referred to in paragraph (d) of this section 10 conforms to the requirements as to minimum Offer Price set forth in paragraph (e) of this section 10, and/or (v) any other factual matter relating to the applicability or effect of this section 10.

     (i) A majority of the whole board shall have the right to demand, but only if a majority of the whole board shall then consist of continuing directors, or, if a majority of the whole board shall not then consist of continuing directors, a majority of the then continuing directors shall have the right to demand, that any person who it is reasonably believed is a Substantial Stockholder (or holds of record Voting Shares beneficially owned by any Substantial Stockholder) supply this corporation with complete information as to (i) the record owner(s) of all shares beneficially owned by such person who it is reasonably believed is a Substantial Stockholder, (ii) the number of, and class or series of, shares beneficially owned by such person who it is reasonably believed is a Substantial Stockholder and held of record by each such record owner and the number(s) of the stock certificate(s) evidencing such shares, and (iii) any other factual matter relating to the applicability or effect of this section 10, as may reasonably be requested of such person, and such person shall furnish such information within 10 days after the receipt of such demand.

     (j) Except as otherwise provided by law or expressly provided in this paragraph (j), the presence, in person or by proxy, of the holders of record of shares of capital stock of this corporation entitling the holders thereof to cast a majority of the votes (after giving effect, if required to the provisions of this section 10) entitled to be cast by the holders of shares of capital stock of this corporation entitled to vote shall constitute a quorum at all meetings of the stockholders, and every reference in this Certificate of Incorporation to a majority or other proportion of capital stock (or the holders thereof) for purposes of determining any quorum requirement or any requirement for stockholder consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holders thereof) then entitled to be cast in respect of such capital stock. The provisions of this paragraph (j) shall not apply to any action (or the voting on such action or any quorum with respect thereto) that may be taken by the stockholders pursuant to the provisions of subdivisions (i) and (ii) of paragraph (b) of section 6 of this Certificate of Incorporation and shall not apply to any vote (or any quorum with respect thereto) expressly required by the provisions of Section 7 of the Certificate of Incorporation.

     (k) Any determinations made by the board of the directors or by the continuing directors, as the case may be, pursuant to this section 10 in good faith and on the basis of such information and assistance as was ]

[ then reasonably available for such purpose shall be conclusive and binding upon this corporation and its stockholders, including any Substantial Stockholder.

     (1) Anything to the contrary contained in this section 10 notwithstanding, and without limiting the powers, duties and obligations of the board of directors, the board of directors is entitled and authorized, consistent with its duties as such and its obligations to this corporation and its stockholders, to consider the terms of any proposed Tender Offer or acquisition proposed by any person, and to determine if and whether to recommend acceptance or rejection thereof, notwithstanding compliance thereof with the provisions of paragraphs
(d) and (e) of this section 10, and in connection herewith, to take or authorize any and all appropriate proper action deemed in the judgment of the board of directors in the best interests of this corporation and the stockholders in the event the board of directors shall determine to recommend rejection thereof.

     (m) Any amendment, alteration, change or repeal of this section 10 shall, in addition to any other vote or approval required by law or by this Certificate of Incorporation, require the affirmative vote of the holders of then outstanding Voting Shares entitling the holders thereof to cast at least 80% of the votes entitled to be cast by the holders of all the then outstanding Voting Shares (and such affirmative vote must include the affirmative vote of the holders of Voting Shares entitled to cast a majority of the votes entitled to be cast by the holders of all Voting Shares not beneficially owned by any Substantial Stockholder); provided, however, that this paragraph (m) shall not apply, and such 80% vote (and such further majority vote) shall not be required for, any amendment, alteration, change or repeal declared advisable by the board of directors by the affirmative vote of two-thirds (2/3rds) of the whole board and submitted to the stockholders for their consideration, but only if a majority of the members of the board of directors acting upon such matter shall be continuing directors.

     (n) Nothing contained in this section 10 shall be construed to relieve any Substantial Stockholder from any fiduciary obligation imposed by law.

     (o) In the event any paragraph (or portion thereof) of this section 10, including, without limitation, paragraph (c) of this section 10, shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this section 10 shall be deemed to remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this corporation and its stockholders that each such remaining provision (or portion thereof) of this section 10 remain, to the fullest extent permitted by law, applicable and enforceable as to all stockholders, including Substantial Stockholders, notwithstanding any such finding.

     (p) To the extent permitted by applicable law, the restrictions in paragraphs (b) and (c) of this section 10 on votes which may be cast by a Substantial Stockholder referred to in paragraph (g)(2)(ii) may, in respect of any vote or votes of stockholders, be waived by this corporation if such waiver is declared advisable and approved by the board of directors in each such instance by the affirmative vote of two-thirds (2/3rds) of the whole board, but only if a majority of the members of the board of directors acting upon such matter shall be continuing directors. ]

    [ 11.] { 10.} AMENDMENT. Subject to the provisions of section 7 of this Certificate of Incorporation and to other applicable provisions of this Certificate of Incorporation expressly providing otherwise, any of the provisions of this Certificate of Incorporation may from time to time be amended, altered or repealed, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted in the manner and at the time prescribed by said laws, and all rights at any time conferred upon the stockholders of this corporation by this Certificate of Incorporation are granted subject to the provisions of this section [ 11 ] { 10 }.

                                                                    APPENDIX III
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                         MCI COMMUNICATIONS CORPORATION

                                      AND

                                                              ,

                                AS RIGHTS AGENT

                                RIGHTS AGREEMENT


                      DATED AS OF                   , 1994


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                                         PAGE
                                                                                        ------
Section 1.    Certain Definitions.......................................................  III-1
Section 2.    Appointment of Rights Agent...............................................  III-3
Section 3.    Issue of Right Certificates...............................................  III-3
Section 4.    Form of Right Certificates................................................  III-5
Section 5.    Countersignature and Registration.........................................  III-5
Section 6.    Transfer, Split Up, Combination and Exchange of Right Certificates;
              Mutilated, Destroyed, Lost or Stolen Right Certificates...................  III-5
Section 7.    Exercise of Rights, Purchase Price; Expiration Date of Rights.............  III-6
Section 8.    Cancellation and Destruction of Right Certificates........................  III-7
Section 9.    Availability of Preferred Shares..........................................  III-7
Section 10.   Preferred Shares Record Date..............................................  III-8
Section 11.   Adjustment of Purchase Price, Number of Shares or Number of Rights........  III-8
Section 12.   Certificate of Adjusted Purchase Price or Number of Shares................ III-13
Section 13.   Consolidation, Merger or Sale or Transfer of Assets or Earnings Power..... III-14
Section 14.   Fractional Rights and Fractional Shares................................... III-16
Section 15.   Rights of Action.......................................................... III-17
Section 16.   Agreement of Right Holders................................................ III-17
Section 17.   Right Certificate Holder Not Deemed a Stockholder......................... III-17
Section 18.   Concerning the Rights Agent............................................... III-17
Section 19.   Merger or Consolidation or Change of Name of Rights Agent................. III-18
Section 20.   Duties of Rights Agent.................................................... III-18
Section 21.   Change of Rights Agent.................................................... III-20
Section 22.   Issuance of New Right Certificates........................................ III-20
Section 23.   Redemption................................................................ III-20
Section 24.   Exchange.................................................................. III-21
Section 25.   Notice of Certain Events.................................................. III-22
Section 26.   Notices................................................................... III-22
Section 27.   Supplements and Amendments................................................ III-22
Section 28.   Successors................................................................ III-23
Section 29.   Benefits of this Agreement................................................ III-23
Section 30.   Severability.............................................................. III-23
Section 31.   Governing Law............................................................. III-23
Section 32.   Counterparts.............................................................. III-23
Section 33.   Descriptive Headings...................................................... III-23

                                RIGHTS AGREEMENT


     Agreement, dated as of           , 1994, between MCI Communications
Corporation, a Delaware corporation (the "Company"), and           , a [national
banking association] (the "Rights Agent").



     The Board of Directors of the Company has authorized and declared a dividend of one preferred share purchase right (a "Right") for each Common Share (as hereinafter defined) of the Company outstanding as of the close of business
(as defined below) on           , 1994 (the "Record Date"), each Right
representing the right to purchase one one-hundredth (subject to adjustment) of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to Common Shares that shall become outstanding after the Distribution Date and prior to the Redemption Date and the Final Expiration Date in accordance with Section 22.


     Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

     Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meaning indicated:


          (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, shall be the Beneficial Owner (as such term is hereinafter defined) of 10% or more of the Common Shares then outstanding, but shall not include an Exempt Person (as such term is hereinafter defined); provided, however, that if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person," has become such inadvertently, and such Person divests himself or itself as promptly as practicable of beneficial ownership of a sufficient number of Common Shares so that such Person would no longer be an Acquiring Person, then such Person shall not be deemed to be or have become an "Acquiring Person" for any purposes of this Agreement. Notwithstanding the foregoing: (i) BT shall not be deemed an Acquiring Person unless it becomes the Beneficial Owner of more than 20.1% of the Common Shares then outstanding, (ii) no Person (including BT) shall become an "Acquiring Person" as the result of an acquisition of Common Shares by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 10% or more (more than 20.1% in the case of BT) of the Common Shares then outstanding, provided, however, that if a Person shall become the Beneficial Owner of 10% or more of the Common Shares then outstanding (more than 20.1% in the case of BT) by reason of such share acquisitions by the Company and thereafter become the Beneficial Owner of any additional Common Shares, then such Person shall be deemed to be an "Acquiring Person" unless upon the consummation of the acquisition of such additional Common Shares such Person does not own 10% or more (20.1% or more in the case of BT) of the Common Shares then outstanding and (iii) BT shall not become an "Acquiring Person" because it becomes the Beneficial Owner of any Common Shares as a result of the acquisition of Common Shares from the Company pursuant to Section 2 of the Investment Agreement or upon the exercise of its equity purchase rights set forth in Section 6 of the Investment Agreement or upon the issuance of Common Shares upon conversion or exercise of securities issued pursuant to such equity purchase rights, provided, however, that if BT shall become the Beneficial Owner of more than 20.1% of the Common Shares by reason of such acquisition of such Common Shares from the Company or the exercise of such equity purchase rights and shall thereafter become the Beneficial Owner of any additional Common Shares, then BT shall be deemed to be an "Acquiring Person" unless upon consummation of the acquisition of such additional Common Shares BT does not own more than 20.1% of the Common Shares then outstanding. The phrase "then outstanding", when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.


                                      III-1

          (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement; provided that, when used to indicate a relationship with BT, "Associate" shall mean a corporation or organization of which BT is, directly or indirectly, the beneficial owner of 20% or more of any class of voting securities, provided, however, that, with respect to a corporation or organization that would otherwise be an Associate of BT as of the date hereof, such percentage shall be 23% or more and such percentage shall be applied with reference to all outstanding voting securities, provided further that the applicable percentage shall be 10% or more and such percentage shall be applied with reference to any class of voting securities if such corporation or organization holds Voting Securities (as defined in the Investment Agreement) in order to circumvent the purposes of this Agreement.

          (c) A Person shall be deemed the "Beneficial Owner" of, shall be deemed to have "Beneficial Ownership" of and shall be deemed to "beneficially own" any securities:


             (i) which such Person or any of such Person's Affiliates or Associates is deemed to beneficially own, directly or indirectly within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Rights Agreement;



             (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, (x) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase, (y) securities which such Person has a right to acquire on the exercise of Rights at any time prior to the time a Person becomes an Acquiring Person or (z) securities issuable upon exercise of Rights from and after the time a Person becomes an Acquiring Person if such Rights were acquired by such Person or any of such Person's Affiliates or Associates prior to the Distribution Date or pursuant to Section 3(a) or Section 22 hereof ("original Rights") or pursuant to Section 11(i) or Section 11(n) with respect to an adjustment to original Rights; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security by reason of such agreement, arrangement or understanding if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and
        (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or


             (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(c)(ii)(B)) or disposing of any securities of the Company.


          (d) "BT" shall mean British Telecommunications plc, a public limited company organized and existing under the laws of England and Wales, and its wholly-owned subsidiaries.


          (e) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

                                      III-2

          (f) "close of business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.


          (g) "Common Shares" when used with reference to the Company shall mean shares of Common Stock and shares of the Class A Common Stock, presently par value $.10 per share, of the Company. "Common Shares" when used with reference to any Person other than the Company shall mean the capital stock (or, in the case of an unincorporated entity, the equivalent equity interest) with the greatest voting power of such other Person or, if such other Person is a subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.


          (h) "Common Stock" shall mean the common stock, presently par value $.10 per share, of the Company.

          (i) "Distribution Date" shall have the meaning set forth in Section 3 hereof.

          (j) "Exempt Person" shall mean the Company, any Subsidiary (as such term is hereinafter defined) of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any entity or trustee holding Common Shares for or pursuant to the terms of any such plan or for the purpose of funding any such plan or funding other employee benefits for employees of the Company or of any Subsidiary of the Company.

          (k) "Final Expiration Date" shall have the meaning set forth in
     Section 7 hereof.


          (l) "Investment Agreement" shall mean the Amended and Restated Investment Agreement, dated as of January 31, 1994, between BT and the Company, as the same may be amended, supplemented or otherwise modified from time to time.



          (m) "NASDAQ Stock Market" shall mean stock market operated by National Association of Securities Dealers, Inc.


          (n) "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

          (o) "Preferred Shares" shall mean shares of Series E Junior Participating Preferred Stock, par value $.10 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Agreement as Exhibit A.

          (p) "Redemption Date" shall have the meaning set forth in Section 7 hereof.

          (q) "Securities Act" shall mean the Securities Act of 1933, as amended.

          (r) "Shares Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person.

          (s) "Subsidiary" of any Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient to elect a majority of the board of directors or other persons performing similar functions are beneficially owned, directly or indirectly, by such Person, and any corporation or other entity that is otherwise controlled by such Person.

     Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Shares) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

     Section 3. Issue of Right Certificates. (a) Until the earlier of (i) the tenth day after the Shares Acquisition Date or (ii) the tenth business day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of the

                                      III-3
commencement by any Person (other than an Exempt Person) of, or of the first public announcement of the intention of such Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares aggregating 10% or more (more than 20.1% if such Person is BT) of the Common Shares then outstanding (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares registered in the names of the holders thereof and not by separate Right Certificates, and (y) the Rights will be transferable only in connection with the transfer of Common Shares. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Distribution Date (other than any Acquiring Person or any Associate or Affiliate of an Acquiring Person), at the address of such holder shown on the records of the Company, a Right Certificate, in substantially the form of Exhibit B hereto (a "Right Certificate"), evidencing one Right (subject to adjustment as provided herein) for each Common Share so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.


     (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the close of business on the Record Date (other than any Acquiring Person or any Associate or Affiliate of any Acquiring Person), at the address of such holder shown on the records of the Company. With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with the Summary of Rights. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Shares outstanding on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby.

     (c) Certificates issued for Common Shares (including, without limitation, upon transfer of outstanding Common Shares, disposition of Common Shares out of treasury stock or issuance or reissuance of Common Shares out of authorized but unissued shares) after the Record Date but prior to the earliest of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:


           This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between MCI Communications Corporation and
                     , dated as of           , 1994 (the "Rights
           Agreement") as the same may be amended from time to time, the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of MCI Communications Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. MCI Communications Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.


With respect to such certificates containing the foregoing legend, until the Distribution Date, the Rights associated with the Common Shares represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby. In the event that the Company purchases or otherwise acquires any Common Shares after the Record Date but prior to the

                                      III-4

Distribution Date, any Rights associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Shares which are no longer outstanding.


     Notwithstanding this paragraph (c), the omission of a legend shall not affect the enforceability of any part of this Rights Agreement or the rights of any holder of the Rights.



     Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of the NASDAQ Stock Market or of any stock exchange on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-hundredths of a Preferred Share as shall be set forth therein at the price per one one-hundredth of a Preferred Share set forth therein (the "Purchase Price"), but the number of such one onehundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.


     Section 5. Countersignature and Registration. (a) The Right Certificates shall be executed on behalf of the Company by the Chairman of the Board of Directors, the President, any of the Vice Presidents, the Treasurer or the Controller of the Company, either manually or by facsimile signature, shall have affixed thereto the Company's seal or a facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such Person was not such an officer.

     (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at an office or agency designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

     Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 11(a)(ii) and 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-hundredths of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office or agency of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental

                                      III-5
charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

     (b) Subject to the provisions of Section 11(a)(ii) hereof, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.


     Section 7.  Exercise of Rights, Purchase Price; Expiration Date of
Rights. (a) Except as otherwise provided herein, the Rights shall become exercisable on the Distribution Date, and thereafter the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office or agency of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at any time which is both after the Distribution Date and prior to
the earliest of (i) the close of business on           , 2004 (the "Final
Expiration Date"), (ii) the time at which the Rights are redeemed as provided in
Section 23 hereof (the "Redemption Date") or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.



     (b) The Purchase Price shall be initially $[     ] for each one
one-hundredth of a Preferred Share purchasable upon the exercise of a Right. The Purchase Price and the number of one one-hundredths of a Preferred Share or other securities or property to be acquired upon exercise of a Right shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) of this Section 7.


     (c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the aggregate Purchase Price for the Preferred Shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing interests in such number of one one-hundredths of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company hereby directs the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

     (d) Except as otherwise provided herein, in case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

     (e) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have
(i) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the

                                      III-6

Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

     Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

     Section 9. Availability of Preferred Shares. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights.


     (b) So long as the Preferred Shares (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) issuable upon the exercise of Rights may be listed or admitted to trading on the NASDAQ Stock Market or listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on the NASDAQ Stock Market or listed on such exchange upon official notice of issuance upon such exercise.



     (c) From and after such time as the Rights become exercisable, the Company shall use its best efforts to, if then necessary to permit the issuance of Preferred Shares (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) upon the exercise of Rights, register and qualify such Preferred Shares (and following the time that a Person first becomes an Acquiring Person, shares of Common Stock and other securities) under the Securities Act and any applicable state securities or "Blue Sky" laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Final Expiration Date. The Company may temporarily suspend, for a period of time not to exceed 90 days, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.


     (d) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares (and, following the time that a Person becomes an Acquiring Person, shares of Common Stock and other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates therefor (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

     (e) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares (or shares of Common Stock or other securities) upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary

                                      III-7
receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by that holder of such Right Certificate at the time of surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

     Section 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

     Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Section 11.

          (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right.

          (ii) Subject to Section 24 of this Agreement and except as otherwise provided in this Section 11(a)(ii), in the event any Person becomes an Acquiring Person, each holder of a Right, shall thereafter have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of shares of Common Stock (or at the option of the Company, such number of one one-hundredths of Preferred Shares) as shall equal the result obtained by
     (x) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company's Common Stock (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event. Notwithstanding anything in this Rights Agreement to the contrary, however, from and after the time (the "invalidation time") when any Person first becomes an Acquiring Person, any Rights that are beneficially owned by (x) any Acquiring Person (or any Affiliate or Associate of any Acquiring Person),
     (y) a transferee of any Acquiring Person (or any such Affiliate or Associate) who becomes a transferee after the invalidation time or (z) a transferee of any Acquiring Person (or any such Affiliate or Associate) who became a transferee prior to or concurrently with the invalidation time pursuant to either (I) a transfer from the Acquiring Person to holders of its equity securities or to any Person with whom it

                                      III-8
     has any continuing agreement, arrangement or understanding regarding the transferred Rights or (II) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has the purpose or effect of avoiding the provisions of this paragraph, and subsequent transferees of such Persons, shall be void without any further action and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights under any provision of this Rights Agreement. The Company shall use all reasonable efforts to ensure that the provisions of this Section 11(a)(ii) are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliates, Associates or transferees hereunder. From and after the invalidation time, no Right Certificate shall be issued pursuant to Section 3 or Section 6 hereof that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be cancelled. From and after the occurrence of an event specified in Section 13(a) hereof, any Rights that theretofore have not been exercised pursuant to this Section 11(a)(ii) shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11(a)(ii).

          (iii) The Company may at its option substitute for a share of Common Stock issuable upon the exercise of Rights in accordance with the foregoing subparagraph (ii) such number or fractions of Preferred Shares having an aggregate current market value equal to the current per share market price of a share of Common Stock. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii), the Board of Directors shall, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party (A) determine the excess of (1) the value of the shares of Common Stock issuable upon the exercise of a Right in accordance with the foregoing subparagraph (ii) (the "Current Value") over (2) the then current Purchase Price multiplied by the number of one one-hundredths of Preferred Shares for which a Right was exercisable immediately prior to the time that the Acquiring Person became such (such excess, the "Spread"), and (B) with respect to each Right (other than Rights which have become void pursuant to Section 11(a)(ii)), make adequate provision to substitute for the shares of Common Stock issuable in accordance with subparagraph (ii) upon exercise of the Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Preferred Shares or other equity securities of the Company (including, without limitation, shares or fractions of shares of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the shares of Common Stock, are deemed in good faith by the Board of Directors to have substantially the same value as the shares of Common Stock (such Preferred Shares and shares or fractions of shares of preferred stock are hereinafter referred to as "Common Share equivalents"), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors upon the advice of a nationally recognized investment banking firm selected in good faith by the Board of Directors; provided, however, if the Company shall not make adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the date that the Acquiring Person became such (the "Section 11(a)(ii) Trigger Date"), then the Company shall be obligated to deliver, to the extent permitted by applicable law and any material agreements then in effect to which the Company is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available), and then, if necessary, such number or fractions of Preferred Shares (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the date any Person becomes an Acquiring Person, the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board of Directors so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety
     (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the

                                      III-9
     authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the second and/or third sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) hereof and the last sentence of this Section 11(a)(iii) hereof, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such second sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of the shares of Common Stock shall be the current per share market price (as determined pursuant to Section 11(d)(i)) on the
     Section 11(a)(ii) Trigger Date and the per share or fractional value of any "Common Share equivalent" shall be deemed to equal the current per share market price of the Common Shares. The Board of Directors of the Company may, but shall not be required to, establish procedures to allocate the right to receive shares of Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11(a)(iii).

          (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent preferred share (or having a conversion price per share, if a security convertible into Preferred Shares or equivalent preferred shares) less than the then current per share market price of the Preferred Shares (determined pursuant to Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares and equivalent preferred shares outstanding on such record date plus the number of Preferred Shares and equivalent preferred shares which the aggregate offering price of the total number of Preferred Shares and/or equivalent preferred shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of Preferred Shares and equivalent preferred shares outstanding on such record date plus the number of additional Preferred Shares and/or equivalent preferred shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Preferred Shares and equivalent preferred shares owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

          (c) In case the Company shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Preferred Shares (determined pursuant to Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company whose

                                     III-10
     determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one Preferred Share, and the denominator of which shall be such current per share market price (determined pursuant to Section 11(d) hereof) of a Preferred Share; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.


          (d) (i) Except as otherwise provided herein, for the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Security is not listed or admitted to trading on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.



          (ii) For the purpose of any computation hereunder, if the Preferred Shares are publicly traded, the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i). If the Preferred Shares are not publicly traded but the Common Stock is publicly traded, the "current per share market price" of the Preferred Shares shall be conclusively deemed to be the current per share market price of the shares of Common Stock as determined pursuant to Section 11(d)(i) multiplied by one hundred (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof). If neither the Common Stock nor the Preferred Shares are publicly traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent.


          (e) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a Preferred Share or share of Common Stock or other share

                                     III-11
     or security as the case may be. Notwithstanding the first sentence of this
     Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

          (f) If as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in Sections 11(a)(i), 11(b), 11(c) and 11(i), and the provisions of Sections 7, 9, 10 and 13 with respect to the Preferred Shares shall apply on like terms to any such other shares.

          (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

          (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-hundredths of a Preferred Share (calculated to the nearest one ten-thousandth of a Preferred Share) obtained by (i) multiplying (x) the number of one one-hundredths of a share covered by a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

          (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-hundredths of a Preferred Share purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          (j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-hundredths of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates

                                     III-12
     theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

          (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Preferred Shares or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Preferred Shares or other such shares at such adjusted Purchase Price.

          (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to hereinabove in
     Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

          (n) Anything in this Rights Agreement to the contrary notwithstanding, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the Common Shares payable in Common Shares or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then in any such case, the number of Rights associated with each Common Share then outstanding, or issued or delivered thereafter shall be proportionately adjusted so that the number of Rights thereafter associated with each Common Share following any such event shall equal the result obtained by multiplying the number of Rights associated with each Common Share immediately prior to such event by a fraction the numerator of which shall be the total number of Common Shares outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of Common Shares outstanding immediately following the occurrence of such event.

          (o) The Company agrees that, after the earlier of the Distribution Date or the Shares Acquisition Date, it will not, except as permitted by Sections 23, 24 or 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or eliminate the benefits intended to be afforded by the Rights.

     Section 12.  Certificate of Adjusted Purchase Price or Number of
Shares. Whenever an adjustment is made as provided in Section 11 or 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment,
(b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 25 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

                                     III-13

     Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earnings Power. (a) In the event, directly or indirectly, at any time after any Person has become an Acquiring Person, (i) the Company shall merge with and into any other Person, (ii) any Person shall consolidate with the Company, or any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or of the Company) or cash or any other property, or (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person (other than the Company or one or more of its wholly-owned Subsidiaries), then upon the first occurrence of such event, proper provision shall be made so that: (A) each holder of record of a Right (other than Rights which have become void pursuant to Section 11(a)(ii)) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the time that any Person first became an Acquiring Person (as subsequently adjusted thereafter pursuant to Sections 11(a)(i), 11(b), 11(c) and 11(i)), in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of validly issued, fully paid and non-assessable and freely tradeable Common Shares of the Principal Party (as defined herein) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right was exercisable immediately prior to the time that any Person first became an Acquiring Person (as subsequently adjusted thereafter pursuant to Sections 11(a)(i), 11(b), 11(c) and 11(i)) and (2) dividing that product by 50% of the then current per share market price of the Common Shares of such Principal Party (determined pursuant to Section 11(d)(i) hereof) on the date of consummation of such consolidation, merger, sale or transfer; provided that the Purchase Price and the number of Common Shares of such Principal Party issuable upon exercise of each Right shall be further adjusted as provided in Section 11(f) of this Rights Agreement to reflect any events occurring in respect of such Principal Party after the date of the such consolidation, merger, sale or transfer; (B) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Rights Agreement; (C) the term "Company" shall thereafter be deemed to refer to such Principal Party; and (D) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its shares of Common Stock in accordance with Section 9 hereof) in connection with such consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13(a), such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Shares of the Principal Party purchasable upon the exercise of a Right pursuant to this Section 13(a), and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property.

     (b) "Principal Party" shall mean

          (i) in the case of any transaction described in (i) or (ii) of the first sentence of Section 13(a) hereof: (A) the Person that is the issuer of the securities into which Common Shares are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Shares of which has the greatest aggregate market value of shares outstanding or (B) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Shares of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the

                                     III-14
     merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

          (ii) in the case of any transaction described in (iii) of the first sentence in Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons as is the issuer of Common Shares having the greatest aggregate market value of shares outstanding;

provided, however, that in any such case described in the foregoing clause
(b)(i) or (b)(ii), (1) if the Common Shares of such Person are not at such time or have not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and if such Person is a direct or indirect Subsidiary of another Person the Common Shares of which are and have been so registered, the term "Principal Party" shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the Common Shares of all of which are and have been so registered, the term "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Shares having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

     (c) The Company shall not consummate any consolidation, merger, sale or transfer referred to in Section 13(a) hereof unless prior thereto the Company and the Principal Party involved therein shall have executed and delivered to the Rights Agent an agreement confirming that the requirements of Sections 13(a) and (b) hereof shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Rights Agreement as the same shall have been assumed by the Principal Party pursuant to Sections 13(a) and (b) hereof and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party will:

          (i) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date, and similarly comply with applicable state securities laws;


          (ii) use its best efforts, if the Common Shares of the Principal Party shall be listed or admitted to trading on the NASDAQ Stock Market or on a national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on NASDAQ Stock Market or such securities exchange and, if the Common Shares of the Principal Party shall not be listed or admitted to trading on NASDAQ Stock Market or a national securities exchange, to cause the Rights and the securities purchasable upon exercise of the Rights to be reported by such other system then in use;


          (iii) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

          (iv) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Shares of the Principal Party subject to purchase upon exercise of outstanding Rights.

     (d) Furthermore, in case the Principal Party which is to be a party to a transaction referred to in this Section 13 has provision in any of its authorized securities or in its certificate of incorporation or by-laws or

                                     III-15
other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Shares of such Principal Party at less than the then current market price per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Shares of such Principal Party at less than such then current market price, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Shares of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been cancelled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

     (e) The Company covenants and agrees that it shall not, at any time after a Person first becomes an Acquiring Person, enter into any transaction of the type contemplated by (i)-(iii) of Section 13(a) hereof if (x) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (y) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer of other transaction, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (z) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights.


     Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Rights are not listed or admitted to trading on the NASDAQ Stock Market, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.


     (b) The Company shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-hundredth of a Preferred Share). Interests in fractions of Preferred Shares in integral multiples of one one-hundredth of a Preferred Share may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares

                                     III-16
represented by such depositary receipts. In lieu of fractional Preferred Shares that are not integral multiples of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.


     (c)The holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

     Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under
Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), on his own behalf and for his own benefit, may enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement.

     Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

          (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or agency of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

          (c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

     Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in this Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

     Section 18. Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense,

                                     III-17
incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

     (b) The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in
Section 20 hereof.

     Section 19.  Merger or Consolidation or Change of Name of Rights
Agent. (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right certificates either in its prior name or in its changed name and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

     Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

          (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board of Directors, the President, any Vice President, the Treasurer, the Controller or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own negligence, bad faith or wilful misconduct.

          (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be

                                     III-18
     required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 3, 11, 13, 23 and 24, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any person reasonably believed by the Rights Agent to be one of the Chairman of the Board of Directors, the President, any Vice President, the Secretary, the Controller or the Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

          (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

          (j) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring

                                     III-19

     Person (or an Affiliate or Associate thereof), a Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

     Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or the [State of New York] (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of New York), in good standing, having an office in the State of New York, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.


     Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such forms as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Expiration Date, the Company may with respect to Common Shares so issued or sold pursuant to (i) the exercise of stock options, (ii) under any employee plan or arrangement, (iii) upon the exercise, conversion or exchange of securities notes or debentures issued by the Company or (iv) a contractual obligation of the Company in each case existing prior to the Distribution Date, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale.



     Section 23. Redemption. (a) The Board of Directors of the Company may, at any time prior to such time as any Person first becomes an Acquiring Person, redeem all but not less than all the then outstanding Rights at a redemption price of $.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.


     (b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors may establish for

                                     III-20
the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board of Directors ordering the redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made.

     Section 24. Exchange. (a) The Board of Directors of the Company may, at its option, at any time after any Person first becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of Common Shares aggregating 50% or more of the Common Shares then outstanding.

     (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of the Rights so exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

     (c) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company may, in its discretion, take such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights. In the event that the Company shall determine not to take such action or shall, after good faith effort, be unable to take such action as may be necessary to authorize such additional shares of Common Stock, the Company shall substitute, to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fractions thereof (or equivalent preferred shares as such term is defined in Section 11(b)), having an aggregate value equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11(d) hereof) as of the date of issuance of such Preferred Shares or fractions thereof (or equivalent preferred shares).

     (d) The Company shall not, in connection with any exchange pursuant to this
Section 24, be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second

                                     III-21
sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

     Section 25. Notice of Certain Events. (a) In case the Company shall at any time after the earlier of the Distribution Date or the Shares Acquisition Date propose (i) to pay any dividend payable in stock of any class to the holders of its Preferred Shares or to make any other distribution to the holder of its Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of its Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect the liquidation, dissolution or winding up of the Company, or (v) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such liquidation, dissolution or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause
(i) or (ii) above at least 10 days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and in the case of any such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

     (b) In case any event described in Section 11(a)(ii) or Section 13 shall occur then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate (or if occurring prior to the Distribution Date, the holders of Common Shares) in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) and
Section 13 hereof.

     Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

           MCI Communications Corporation
           1801 Pennsylvania Avenue, N.W.
           Washington D.C. 20006
           Attention: Secretary


Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:


           [                              ]
           [                              ]
           [                              ]
           Attention: [               ]


Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.


     Section 27. Supplements and Amendments. Except as provided in the penultimate sentence of this Section 27, for so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this

                                     III-22

Rights Agreement in any respect without the approval of any holders of the Rights. At any time when the Rights are no longer redeemable, except as provided in the penultimate sentence of this Section 27, the Company may, and the Rights Agent shall, if the Company so directs, supplement or amend this Rights Agreement without the approval of any holders of Rights Certificates in order to
(i) cure any ambiguity, (ii) correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein,
(iii) shorten or lengthen any time period hereunder, or (iv) change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such amendment may cause the rights again to become redeemable or cause the Agreement again to become amendable other than in accordance with this sentence. Notwithstanding anything contained in this Rights Agreement to the contrary, no supplement or amendment shall be made which changes the Redemption Price or provides for an earlier Final Expiration Date. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.


     Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

     Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

     Section 30. Severability. If any term, provision, covenant or restriction of this Agreement or applicable to this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                                     III-23

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:                                          MCI COMMUNICATIONS CORPORATION
By                                               By
   Name:                                         Name:
   Title:                                        Title:
                                                 [                              ]
Attest:
By                                               By
   Name:                                         Name:
   Title:                                        Title:

                                     III-24

                                                                       EXHIBIT A

                                      FORM

                                       OF

                          CERTIFICATE OF DESIGNATIONS

                                       OF

                 SERIES E JUNIOR PARTICIPATING PREFERRED STOCK

                                       OF

                         MCI COMMUNICATIONS CORPORATION

                        (PURSUANT TO SECTION 151 OF THE
                       DELAWARE GENERAL CORPORATION LAW)

                      ------------------------------------


     MCI Communications Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company as required by Section 151 of the General
Corporation Law at a meeting duly called and held on                , 1994:


     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Company (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Restated Certificate of Incorporation, as amended to date (hereinafter called the "Certificate of Incorporation"), the Board of Directors hereby creates a series of Preferred Stock, par value $.10 per share (the "Preferred Stock"), of the Company and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series E Junior Participating Preferred Stock" (the "Series E Preferred Stock") and the number of shares constituting the Series E Preferred
Stock shall be           . Such number of shares may be increased or decreased
by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series E Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Company convertible into Series E Preferred Stock.

     Section 2.  Dividends and Distributions.

     (A) Subject to the rights of the holders of any shares of any series of preferred stock of the Company (the "Preferred Stock") (or any similar stock) ranking prior and superior to the Series E Preferred Stock with respect to dividends, the holders of shares of Series E Preferred Stock, in preference to the holders of Common Stock, par value $.10 per share of the Company (the "Common Stock"), of Class A Common Stock, par value $.10 per share of the Company ("Class A Common Stock") and of any other stock of the Company ranking junior to the Series E Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, [semi-annual] dividends payable in cash on the first day of [
and           ] in each year (each such date being referred to herein as a
"Dividend Payment Date"), commencing on the first Dividend Payment Date after the first issuance of a share or fraction of a share of Series E Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $[1] or (b) subject to the provision for adjustment hereinafter set forth, 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of Common Stock, declared on the Common Stock since the immediately preceding Dividend Payment Date or, with respect to the first Dividend Payment Date, since the first issuance of any share or fraction of a share of

                                     III-A-1

Series E Preferred Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series E Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     (B) The Company shall declare a dividend or distribution on the Series E Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Dividend Payment Date and the next subsequent Dividend Payment Date, a dividend of $[1] per share on the Series E Preferred Stock shall nevertheless be payable on such subsequent Dividend Payment Date.

     (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series E Preferred Stock from the Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series E Preferred Stock entitled to receive a quarterly dividend and before such Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series E Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series E Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. The holders of shares of Series E Preferred Stock shall have the following voting rights;


          (A) Subject to the provision for adjustment hereinafter set forth and except as otherwise provided in the Certificate of Incorporation or required by law, each share of Series E Preferred Stock shall entitle the holder thereof to 100 votes on all matters upon which the holders of the Company are entitled to vote. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series E Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.



          (B) Except as otherwise provided herein, in the Certificate of Incorporation or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, and except as otherwise required by law, the holders of shares of Series E Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.


          (C) Except as set forth herein, or as otherwise provided by law, holders of Series E Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

                                     III-A-2

     Section 4.  Certain Restrictions.


     (A) Whenever [semi-annual] dividends or other dividends or distributions payable on the Series E Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series E Preferred Stock outstanding shall have been paid in full, the Company shall not:


          (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (as to dividends) to the Series E Preferred Stock;

          (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (as to dividends) with the Series E Preferred Stock, except dividends paid ratably on the Series E Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;


          (iii) except as and to the extent permitted under Section 9 of the Certificate of Incorporation, redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series E Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Company ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series E Preferred Stock;



          (iv) except as and to the extent permitted under Section 9 of the Certificate of Incorporation, redeem or purchase or otherwise acquire for consideration any shares of Series E Preferred Stock, or any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series E Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.


     (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

     Section 5. Reacquired Shares. Any shares of Series E Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.

     Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (A) to the holders of the Common Stock, of the Class A Common Stock or of shares of any other stock of the Company ranking junior upon liquidation, dissolution or winding up to the Series E Preferred Stock unless, prior thereto, the holders of shares of Series E Preferred Stock shall have received $[100] per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series E Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (B) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series E Preferred Stock, except distributions made ratably on the Series E Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series E Preferred Stock were entitled immediately prior to such event under the proviso in clause
(A) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the

                                     III-A-3
numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series E Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series E Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 8. No Redemption. The shares of Series E Preferred Stock shall not be redeemable from any holder, except as, and to the extent permitted under
Section 9 of the Certificate of Incorporation.

     Section 9. Rank. The Series E Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up of the Company, junior to all series of any other class of Preferred Stock and senior to the Common Stock and the Class A Common Stock.

     Section 10. Amendment. If any proposed amendment to the Certificate of Incorporation (including this Certificate of Designations) would alter, change or repeal any of the preferences, powers or special rights given to the Series E Preferred Stock so as to affect the Series E Preferred Stock adversely, then the holders of the Series E Preferred Stock shall be entitled to vote separately as a class upon such amendment, and the affirmative vote of two-thirds of the outstanding shares of the Series E Preferred Stock, voting separately as a class, shall be necessary for the adoption thereof, in addition to such other vote as may be required by the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by its Chairman of the Board of Directors and attested by its
Secretary this      th day of           , 1993.

                                            ------------------------------------
                                             Chairman of the Board of Directors

Attest:

- ------------------------------------
             Secretary

                                     III-A-4

                                                                       EXHIBIT B

                           FORM OF RIGHT CERTIFICATE

Certificate No. R --                                                      Rights


           NOT EXERCISABLE AFTER           , 2004 OR EARLIER IF
           REDEMPTION OR EXCHANGE OCCURS. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.


                               RIGHT CERTIFICATE

                         MCI COMMUNICATION CORPORATION


     This certifies that           or registered assigns, is the registered
owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights
Agreement, dated as of           , 1994 (the "Rights Agreement"), between MCI
Communications Corporation, a Delaware corporation (the "Company"), and
          (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and
prior to 5:00 P.M., New York City time, on           , 2004 at the office or
agency of the Rights Agent designated for such purpose, or of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series E Junior Participating Preferred Stock, par value $.10 per share (the "Preferred
Shares"), of the Company, at a purchase price of $          per one
one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Rights Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are
the number and Purchase Price as of           , 1994, based on the Preferred
Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price, the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights and the number of Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.


     This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, as the same may be amended from time to time, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned office or agency of the Rights Agent. The Company will mail to the holder of this Right Certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.

     This Right Certificate, with or without other Right Certificates, upon surrender at the office or agency of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

                                     III-B-1

     Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.01 per Right or (ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company's Common Stock, par value $.10 per share.

     No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

     No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement) or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right certificate shall have been exercised as provided in the Rights Agreement. This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

     WITNESS the facsimile signature of the proper officers of the Company and
its corporate seal. Dated as of           .

ATTEST:                                          MCI COMMUNICATIONS CORPORATION
By                                               By
Countersigned:
                                                     ,
as Rights Agent
By
   Authorized Signature

                                     III-B-2

                   FORM OF REVERSE SIDE OF RIGHT CERTIFICATE
                               FORM OF ASSIGNMENT

                (To be executed by the registered holder if such
               holder desires to transfer the Right Certificate)
     FOR VALUE RECEIVED                               hereby sells, assigns and
transfer unto

                                (Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.
Dated:

                                                         Signature

Signature Guaranteed:

     Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

- --------------------------------------------------------------------------------
                               (To be completed)

     The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).

                                                         Signature

                          FORM OF ELECTION TO PURCHASE

                 (To be executed if holder desires to exercise
                 Rights represented by the Rights Certificate)

To MCI COMMUNICATIONS CORPORATION:
     This undersigned hereby irrevocably elects to exercise
                              Rights represented by this Right Certificate to
purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

- --------------------------------------------------------------------------------
                        (Please print name and address)

- --------------------------------------------------------------------------------

                                     III-B-3

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivery to:

Please insert social security
or other identifying number

- --------------------------------------------------------------------------------
                        (Please print name and address)

- --------------------------------------------------------------------------------
Dated:

                                                         Signature

       (Signature must conform to holder specified on Right Certificate)

Signature Guaranteed:

     Signature must be guaranteed by a member of firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States.

- --------------------------------------------------------------------------------
                               (To be completed)

     The undersigned certifies that the Rights evidenced by this Right Certificate are not beneficially owned by, and were not acquired by the undersigned from, an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement)

                                                         Signature

- --------------------------------------------------------------------------------

                                     NOTICE

     The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

                                     III-B-4

                                                                       EXHIBIT C

           UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE RIGHTS AGREEMENT) AND CERTAIN TRANSFEREES THEREOF WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

                         SUMMARY OF RIGHTS TO PURCHASE
                                PREFERRED SHARES


     On           , 1994, the Board of Directors of MCI Communications
Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.10 per share and Class A common stock, par value $.10, of the Company (the "Common
Shares"). The dividend is payable on           , 1994 (the "Record Date") to the
stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series E Junior Participating Preferred Stock, par value $.10 per share (the "Preferred Shares")
of the Company at a price of $     per one one-hundredth of a Preferred Share
(the "Purchase Price"), subject to adjustment. The description and terms of the
Rights are set forth in a Rights Agreement dated as of           , 1994 (the
"Rights Agreement") between the Company and           , as Rights Agent (the
"Rights Agent").



     Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 10% or more of the outstanding Common Shares (more than 20.1% of the outstanding Common Shares in the case of share acquisitions by British Telecommunications plc ("BT")) or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 10% or more of the outstanding Common Shares (more than 20.1% of the outstanding Common Shares in the case of a tender offer or exchange offer commenced or announced by BT) (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate together with a copy of this Summary of Rights.


     The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuances of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.


     The Rights are not exercisable until the Distribution Date. The Rights will
expire on           , 2004 (the "Final Expiration Date"), unless the Final
Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case as described below.


     The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of

                                     III-C-1
a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

     The number of outstanding Rights are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

     Preferred Shares purchasable upon exercise of the Rights will not be redeemable, except as otherwise provided under Section 9 of the Certificate of Incorporation. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $[1] per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $[100] per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

     Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

     In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise of the Right at the then current exercise price of the Right, that number of Common Shares having a market value of two times the exercise price of the Right.

     In the event that, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right (other than Rights beneficially owned by an Acquiring Person which will have become void) will thereafter have the right to receive, upon the exercise thereof of the Right at the then current exercise price of the Right, that number of shares of common stock of the person with whom the Company has engaged in the foregoing transaction which number of shares at the time of such transaction will have a market value of two times the exercise price of the Right.

     At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

     With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

                                     III-C-2

     At any time prior to the time an Acquiring Person becomes such, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     For so long as Rights are then redeemable, the Company may, except with respect to the redemption price, amend the Rights in any manner. After the Rights are no longer redeemable the Company may amend the Rights in any manner that does not adversely affect the interests of holders of the Rights.

     Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.


     A copy of the Rights Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-K dated
          , 1994. A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, as the same may be amended from time to time, which is hereby incorporated herein by reference.


                                     III-C-3

                                                             APPENDIX IV

                                                             DRAFT 1/31/94
                                                             -------------

PERSONAL AND CONFIDENTIAL



[Date]



Board of Directors
MCI Communications Corporation
1801 Pennsylvania Avenue, N.W.
Washington, D.C. 20006



Ladies and Gentlemen:



     You have requested that we confirm our oral opinion of August 4, 1993 as to the fairness of the price to be paid by British Telecommunications plc ("BT") in connection with its investment (the "Investment") in MCI Communications Corporation (the "Company"), through the issuance to it, pursuant to the Amended
and Restated Investment Agreement dated as of January   , 1994 between BT and
the Company (as amended through the date hereof, the "Amended and Restated Investment Agreement"), of (i) 106,752,106 shares of Class A Common Stock, par value $.10 per share ("Class A Common Stock"), of the Company, representing approximately 15.9% of the voting power of the Company's outstanding voting securities, as determined as of August 4, 1993, and after giving effect to the issuance of Class A Common Stock as described in this clause (i) and the subsequent clause (ii), at a cash purchase price of $32.46 per share, (ii) 27,492,976 shares of Class A Common Stock to be issued to BT in exchange for the shares of Common Stock, par value $.10 per share, of the Company, representing approximately 4.1% of the voting power of the Company's voting securities, as determined as of August 4, 1993, and after giving effect to the issuance of Class A Common Stock as described in this clause (ii) and the preceding clause
(i), to be received by BT upon conversion of its shares of Series D Convertible Preferred Stock, par value $.10 per share, of the Company, and (iii) at BT's option, and at a cash purchase price of $32.00 per share, such additional number of shares of Class A Common Stock that would enable BT to acquire a 20% interest in the Company after taking into account certain shares issued after August 4, 1993 under employee benefit plans and programs of the Company. The number of shares of Class A Common Stock to be purchased by BT and the purchase price for such shares is subject to adjustment as provided in the Amended and Restated Investment Agreement.



     Goldman, Sachs & Co., as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. We are familiar with the Company having acted as its financial advisor in connection with, and having participated in certain of the negotiations leading to, the Amended and Restated Investment Agreement. We have also provided certain other advisory and investment banking services to the Company from time to time, including acting as underwriter and agent in offerings of its debt securities, and may provide similar and other investment banking services to the Company in the future. Goldman, Sachs & Co. is a full service securities firm and in the course of its normal trading activities may from time to time effect transactions and hold positions in the securities of the company and BT.



     In connection with this opinion, we have reviewed, among other things, the Amended and Restated Investment Agreement, the Joint Venture Agreement dated August 4, 1993 between BT and the Company (as amended through the date hereof, the "Joint Venture Agreement"), the Company's Restated Certificate of Incorporation (the "Restated Certificate") certain proposed amendments to the Company's Restated Certificate and the proposed stockholders rights plan (the "Transaction Documents"); the Proxy Statement relating to the special meeting of stockholders of the Company to be held in connection with the Investment, Annual Reports to Stockholders and Annual Reports on Form 10-K of the Company for the five years ended December 31, 1992; certain interim reports to stockholders and Quarterly Reports on Form 10-Q; certain other communications from the Company to its stockholders; and certain internal financial analyses and forecasts for the Company prepared by its management, including analyses and forecasts giving effect to the Investment. We also have held discussions with members of the senior management of the Company regarding its past and current business operations, financial condition and future prospects. We have considered the view of senior management of the Company that the Investment represents a significant business opportunity for the Company and that certain strategic and operational benefits will be derived from the transactions contemplated by the Amended and Restated Investment Agreement. In addition, we have reviewed the reported price and trading activity for the Company's common stock, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations and strategic investments transactions and performed such other studies and analyses as we considered appropriate. Finally, we have taken into account the extent to which certain provisions contained in the Transaction Documents could impede a change in control of the Company.



     We have relied without independent verification upon the accuracy and completeness of all of the financial and other information reviewed by us for purposes of this opinion. In rendering our opinion, it is our understanding, based upon discussions with senior management and counsel to the Company and our review of the Transaction Documents, that BT will not acquire control of the management and direction of the business and affairs of the Company as a result of the Investment. We have assumed that the financial forecasts and pro forma analyses for the Company, both with and without giving effect to the Investment, have been reasonably prepared on a basis reflecting the best currently available judgements and estimates of the management of the Company. In addition, we have not made an independent evaluation or appraisal of the assets and liabilities of the Company or any of its subsidiaries and we have not been furnished with any such evaluation or appraisal. In rendering our opinion, we were not authorized by the Board of Directors of the Company to solicit any other potential investors in the Company.



     Based upon and subject to the foregoing and based upon such other matters as we considered relevant, we hereby confirm as of the date hereof our oral opinion that the Investment is at a fair price to the Company.



Very truly yours,

                                     MCI


           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MCI
                COMMUNICATIONS CORPORATION FOR A SPECIAL MEETING
                          TO BE HELD MARCH 11, 1994



Bert C. Roberts, Jr., John R. Worthington and Clifford L. Alexander, Jr. or any of them with full power of substitution, are hereby authorized to represent and to vote, as designated below, all of the undersigned's shares of Common Stock at the special meeting of stockholders of MCI COMMUNICATIONS CORPORATION to be held on March 11, 1994, at The Four Seasons Hotel, 2800 Pennsylvania Avenue, N.W., Washington, D.C. and at any adjournment thereof, upon the proposals set forth on the reverse side and described in the Proxy Statement, and in their discretion with respect to such other matters as may properly be brought before the special meeting or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the board of directors' recommendations. The above named proxies cannot vote your shares unless you sign and return this proxy.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY BE BROUGHT BEFORE THE SPECIAL MEETING AND AT ANY ADJOURNMENT THEREOF.

                          (Continued on reverse side.)
                                                              SEE REVERSE
                                                                SIDE




[ X ] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.



1. Approval of the Investment Agreement and the performance by the Company of all transactions and acts of the Company contemplated under the Investment Agreement.

                  FOR                    AGAINST                   ABSTAIN
                 [   ]                    [   ]                     [   ]

2. Adoption of the Charter Amendment containing certain amendments to the Company's Restated Certificate of Incorporation.

                  FOR                    AGAINST                   ABSTAIN
                 [   ]                    [   ]                     [   ]

3. Approval of the adoption by the board of directors of a stockholders rights plan.

                  FOR                    AGAINST                   ABSTAIN
                 [   ]                    [   ]                     [   ]

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

* THE APPROVAL OF EACH INVESTMENT PROPOSAL IS CONTINGENT ON THE APPROVAL OF ALL INVESTMENT PROPOSALS. UNLESS ALL INVESTMENT PROPOSALS ARE APPROVED BY THE STOCKHOLDERS AT THE SPECIAL MEETING, NONE WILL BE AFFECTED BY THE COMPANY.


The signer revokes all proxies heretofore given by the signer to vote at said special meeting or any adjournment thereof. The signer hereby acknowledges receipt of the notice of the special meeting and proxy statement.
NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.



_____________________________________________________
              Signature(s)


_____________________________________________________

Dated: ______________________________________________
PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES

                    APPENDIX TO ELECTRONIC FORMAT DOCUMENT


        In Appendix II to the Proxy Statement, language indicated as being shown by italics in the typeset document is enclosed in braces "{" and "}" in the electronic format document. Language indicated as being shown by strike out in the typeset document is enclosed in brackets "[" and "]" in the electronic format document.